As filed with the Securities and Exchange Commission on April 23, 2010

                                                     1933 Act File No. 33-07404
                                                    1940 Act File No. 811-04760

===============================================================================

            SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      POST-EFFECTIVE AMENDMENT NO. 176                  [X]

                                       and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 176                         [X]

                                DWS ADVISOR FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                    (Address of Principal Executive Offices)

                                 (617) 295-2572
                         (Registrant's Telephone Number)

                   John Millette, Vice President and Secretary
                                One Beacon Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)

                                    Copy to:
                             Cathy G. O'Kelly, Esq.
                              David A. Sturms, Esq.
                                Vedder Price P.C.
                            222 North LaSalle Street
                                Chicago, IL 60601

It is proposed that this filing will become effective (check appropriate box):

|___|    immediately upon filing pursuant to paragraph (b) of Rule 485
|___|    on __________ pursuant to paragraph (b) of Rule 485
|___|    60 days after filing pursuant to paragraph (a)(1) of Rule 485(a)
|___|    on __________ pursuant to paragraph (a)(1) of Rule 485
|___|    75 days after filing pursuant to paragraph (a)(2) of Rule 485
|___|    on ___________ pursuant to paragraph  (a)(2) of Rule 485
|_X_|    Pursuant to paragraph (a) (3) of Rule 485

If appropriate, check the following box:

|___| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                EXPLANATORY NOTE
                                ----------------

This post-effective amendment contains the prospectuses and Statements of Additional Information relating to the following series of the registrant:

     o DWS RREEF Real Estate Securities Fund - Class A, Class B, Class C, Class R, Class S and Institutional Class
     o DWS RREEF Global Real Estate Securities Fund - Class A, Class C, Class S and Institutional Class
     o    Tax Free Money Fund Investment -- Institutional Shares and Premier
          Shares
     o NY Tax Free Money Fund - Investment Class and Tax-Exempt New York Money Market Fund

This post-effective amendment is not intended to update or amend any other prospectuses or Statements of Additional Information.

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010




DWS Communications Fund
CLASS/TICKER             A   TISHX    B   FTEBX    C   FTICX    INST   FLICX

...............................................................................

DWS RREEF Real Estate Securities Fund
CLASS/TICKER                           A   RRRAX    B   RRRBX    C   RRRCX    R   RRRSX    INST   RRRRX    S   RRREX





(Class B shares are closed to new investment)


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS





DWS COMMUNICATIONS FUND
Investment Objective...............................  1
Fees and Expenses of the Fund......................  1
Principal Investment Strategy......................  1
Main Risks.........................................  2
Past Performance...................................  3
Management.........................................  3
Purchase and Sale of Fund Shares...................  4
Tax Information....................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  4
DWS RREEF REAL ESTATE SECURITIES
FUND
Investment Objective...............................  5
Fees and Expenses of the Fund......................  5
Principal Investment Strategy......................  6
Main Risks.........................................  6
Past Performance...................................  7
Management.........................................  7
Purchase and Sale of Fund Shares...................  8
Tax Information....................................  8
Payments to Broker-Dealers and
Other Financial Intermediaries.....................  8
FUND DETAILS
Other Policies and Risks...........................  9
Who Manages and Oversees the Funds................. 10
Management......................................... 11


INVESTING IN THE FUNDS
Choosing a Share Class............................. 12
Buying, Exchanging and Selling Shares.............. 16
How to Buy Shares.................................. 16
How to Exchange Shares............................. 17
How to Sell Shares................................. 18
How to Buy, Sell and Exchange Class R Shares....... 18
Financial Intermediary Support Payments............ 19
Policies You Should Know About..................... 20
Policies About Transactions........................ 20
How each Fund Calculates Share Price............... 24
Other Rights We Reserve............................ 24
Understanding Distributions and Taxes.............. 25
FINANCIAL HIGHLIGHTS............................... 27
APPENDIX........................................... 36
Hypothetical Expense Summary....................... 36
Additional Index Information....................... 41



-------------------------------------------------------------------------------
YOUR INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group


DWS COMMUNICATIONS FUND



INVESTMENT OBJECTIVE

The fund seeks to maximize total return.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 12) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                       A          B          C       INST
                                            ------------  ---------  ---------  ---------
Maximum sales charge (load) on purchases,
as % of offering price                            5.75      None       None       None
-------------------------------------------       ----      --         --         --
Maximum contingent deferred sales charge
(load), as % of redemption proceeds           None(1)     4.00       1.00         None
-------------------------------------------   --------    ----       ----         --
Redemption/exchange fee on shares owned
less than 15 days, as % of redemption pro-
ceeds                                             2.00    2.00       2.00       2.00
-------------------------------------------   --------    ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)



                                                    A          B          C        INST
                                            ---------  ---------  ---------  ----------
Management fee                                  0.99       0.99       0.99       0.99
-------------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                                    0.22       0.96       0.98      None
-------------------------------------------     ----       ----       ----      -----
Other expenses (includes an administrative
fee)                                            0.84       1.30       1.03       0.53
-------------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES            2.05       3.25       3.00       1.52
-------------------------------------------     ----       ----       ----      -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


EXAMPLE


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C      INST
-------  --------  --------  --------  --------
1        $ 771     $ 728     $ 403     $ 155
--       -----     -----     -----     -----
3        1,181     1,301       927       480
--       -----     -----     -----     -----
5        1,615     1,898     1,577       829
--       -----     -----     -----     -----
10       2,817     3,020     3,318     1,813
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C      INST
-------  --------  --------  --------  --------
1        $ 771     $ 328     $ 303     $ 155
--       -----     -----     -----     -----
3        1,181     1,001       927       480
--       -----     -----     -----     -----
5        1,615     1,698     1,577       829
--       -----     -----     -----     -----
10       2,817     3,020     3,318     1,813
--       -----     -----     -----     -----



Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.



Portfolio turnover rate for fiscal year 2009: 148%.




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field. The fund normally focuses on the




                                       1
PROSPECTUS May 1, 2010                                 DWS Communications Fund
securities of US and foreign companies that are engaged in the research, development, manufacture or sale of communications services, technology, equipment or products.

The fund invests in common stocks as well as dividend and interest paying securities of companies in the communications field. The fund may also invest in convertible securities (both preferred stocks and bonds), bonds and short-term cash equivalents. The fund may invest without limit in stocks and other securities of companies not publicly traded in the United States, including securities of emerging markets.



MANAGEMENT PROCESS. The fund seeks to achieve its objective through a combination of long-term growth of capital and, to a lesser extent, current income. In choosing securities, portfolio management emphasizes investments in companies offering products, services and enabling technologies in a wide spectrum from traditional communications to newer data-centric communications like the Internet and corporate networks. Examples of such companies include traditional telecommunication carriers as well as companies who provide sophisticated equipment and services for a modern communications infrastructure, including access devices like smartphones. Portfolio management believes that worldwide telecommunications market expansion will create opportunities for both established and emerging providers of telecommunications products and services.

--------------------------------------------------------------------------------


DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may use futures and options. To the extent the fund invests in foreign securities, the fund may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations.

SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


CONCENTRATION RISK - COMMUNICATIONS COMPANIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting communications companies in this field will have a significant impact on the fund's performance.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.



FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.




                                       2
PROSPECTUS May 1, 2010                                 DWS Communications Fund

CREDIT RISK. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]








  -34.52       -29.54      -39.31     22.89      21.23      14.95      21.14       -0.51     -57.39    52.60
   2000        2001       2002        2003       2004       2005       2006        2007      2008      2009








Best Quarter: 31.90% Q2 2009        Worst Quarter: -29.94%, Q2 2002
Year-to-Date as of March 31: 5.30%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for

Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.





                                 CLASS           1           5          10
                             INCEPTION        YEAR       YEARS       YEARS
                           -----------  ----------  ----------  ----------
CLASS A before tax           1/18/84        43.83       -3.23       -9.86
-------------------------   --------        -----      ------     -------
  After tax on
  distributions                             43.83       -3.33      -10.06
  After tax on distribu-
  tions, with sale                          29.38       -2.69       -7.60
-------------------------  --------         -----      ------     -------
CLASS B before tax            1/3/95        48.48       -2.91      -10.03
-------------------------   --------        -----      ------     -------
CLASS C before tax          10/28/98        51.42       -2.81      -10.07
-------------------------   --------        -----      ------     -------
INST CLASS before tax         6/4/98        52.87       -1.82       -9.08
-------------------------   --------        -----      ------     -------
MSCI WORLD INDEX                            29.99       2.01        -0.24
-------------------------  --------         -----      ------     -------
MSCI WORLD TELECOM
SERVICES INDEX                              13.67       2.20        -6.50
-------------------------  --------         -----      ------     -------



The Advisor believes the additional MSCI World Telecom Services Index represents the fund's overall investment process.



MANAGEMENT


INVESTMENT ADVISOR


Deutsche Investment Management Americas Inc.



PORTFOLIO MANAGER(S)


WALTER HOLICK, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2010.


FREDERIC L. FAYOLLE, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.




                                       3
PROSPECTUS May 1, 2010                                 DWS Communications Fund

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                           AUTOMATIC
                                 UGMAS/   INVESTMENT
              NON-IRA    IRAS     UTMAS        PLANS
         ------------  ------  --------  -----------
A B C        1,000      500     1,000        500
-------      -----      ---     -----        ---
INST     1,000,000      N/A      N/A         N/A
-------  ---------      ---     -----        ---

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor there is no minimum initial investment for Class A, B and C shares and no minimum additional investment for Class A shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       4
PROSPECTUS May 1, 2010                                 DWS Communications Fund

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS RREEF REAL ESTATE SECURITIES FUND



INVESTMENT OBJECTIVE

The fund's investment objective is long-term capital appreciation and current income.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 12) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                          A          B          C          R       INST          S
                               ------------  ---------  ---------  ---------  ---------  ---------
Maximum sales charge (load)
on purchases, as % of offer-
ing price                            5.75      None       None       None       None       None
------------------------------       ----      --         --         --         --         --
Maximum contingent
deferred sales charge (load),
as % of redemption proceeds      None(1)     4.00       1.00         None       None       None
------------------------------   --------    ----       ----         --         --         --
Redemption/exchange fee on
shares owned less than 15
days, as % of redemption
proceeds                             2.00    2.00       2.00       2.00       2.00       2.00
------------------------------   --------    ----       ----       ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)



                                     A          B          C          R        INST           S
                             ---------  ---------  ---------  ---------  ----------  ----------
Management fee                   0.41       0.41       0.41       0.41       0.41        0.41
----------------------------     ----       ----       ----       ----       ----        ----
Distribution/service
(12b-1) fees                     0.22       1.00       1.00       0.50      None        None
----------------------------     ----       ----       ----       ----      -----       -----
Other expenses (includes an
administrative fee)              0.41       0.59       0.49       0.43       0.22        0.39
----------------------------     ----       ----       ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING
EXPENSES                         1.04       2.00       1.90       1.34       0.63        0.80
----------------------------     ----       ----       ----       ----      -----       -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

EXAMPLE


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         B         C         R    INST       S
-------  --------  --------  --------  --------  ------  ------
1        $ 675     $ 603     $ 293     $ 136     $64     $82
--       -----     -----     -----     -----     ---     ---
3          887       927       597       425     202     255
--       -----     -----     -----     -----     ---     ---
5        1,116     1,278     1,026       734     351     444
--       -----     -----     -----     -----     ---     ---
10       1,773     1,851     2,222     1,613     786     990
--       -----     -----     -----     -----     ---     ---


You would pay the following expenses if you did not redeem your shares:




YEARS           A         B         C         R    INST       S
-------  --------  --------  --------  --------  ------  ------
1        $ 675     $ 203     $ 193     $ 136     $64     $82
--       -----     -----     -----     -----     ---     ---
3          887       627       597       425     202     255
--       -----     -----     -----     -----     ---     ---
5        1,116     1,078     1,026       734     351     444
--       -----     -----     -----     -----     ---     ---
10       1,773     1,851     2,222     1,613     786     990
--       -----     -----     -----     -----     ---     ---



Class B converts to Class A after six years; the Example for Class B reflects Class A fees after the conversion.



PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.



Portfolio turnover rate for fiscal year 2009: 120%.



                                       5
PROSPECTUS May 1, 2010                   DWS RREEF Real Estate Securities Fund

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts ("REITs") and real estate companies. A company is considered to be a real estate company if, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management or sale of real estate.


The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks.



The fund may also invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security.



MANAGEMENT PROCESS. Portfolio management looks for real estate securities they believe will provide superior returns over the long term, particularly companies with the potential for stock price appreciation and a record of paying dividends.


To find these issuers, portfolio management tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. For this analysis, portfolio management uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs. Their analysis also considers the companies' management structures, financial structures and business strategies. Lastly, portfolio management considers the effect of the real estate securities markets in general when making investment decisions.


The fund may invest in different types of REITS. So-called equity REITs buy real estate and pay investors from the rents they receive and from any profits on the sale of their properties. So-called mortgage REITs lend money to real estate companies and pay investors from the interest they receive on those loans. So-called hybrid REITs engage in both owning real estate and making loans. While portfolio management expects that the fund's assets will be invested primarily in equity REITs, in changing market conditions, the fund may invest more significantly in other types of REITs.


The portfolio managers may choose to sell a security for a variety of reasons, but typically will sell if they believe that one or more of the following is true: the security is not fulfilling its investment purpose, it appears to have reached its optimum valuation, or a particular company's condition or general economic conditions have changed.


--------------------------------------------------------------------------------


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


CONCENTRATION RISK - REAL ESTATE SECURITIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.


NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase



                                       6
PROSPECTUS May 1, 2010                   DWS RREEF Real Estate Securities Fund
the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


The performance data for the period prior to July 10, 2006, provided in the bar chart and the average annual total returns table are those of the fund's predecessor fund, DWS RREEF Real Estate Securities Fund, a series of DWS RREEF Securities Trust (the "Predecessor Fund"). On July 10, 2006, the Predecessor Fund transferred its assets and liabilities to the fund, which is a series of DWS Advisor Funds.


In the table, the performance figures for each share class prior to its inception date are based on the historical performance of the original share class of the Predecessor Fund (Institutional Class), adjusted to reflect the higher net expenses and applicable sales charges of the relevant share class.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Class)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]









  29.23      14.32      7.77      38.91      31.88      12.19      38.14      -15.50    -38.99     29.94
  2000        2001      2002      2003       2004       2005       2006       2007      2008      2009








Best Quarter: 32.22%, Q3 2009       Worst Quarter: -39.64%, Q4 2008
Year-to-Date as of March 31: 9.19%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for

Institutional Class and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.





                                 CLASS           1           5          10
                             INCEPTION        YEAR       YEARS       YEARS
                           -----------  ----------  ----------  ----------
CLASS A before tax            9/3/02        22.51       -0.75      10.71
-------------------------    -------        -----      ------      -----
CLASS B before tax            9/3/02        26.31       -0.44      10.50
-------------------------    -------        -----      ------      -----
CLASS C before tax            9/3/02        29.26       -0.27      10.55
-------------------------    -------        -----      ------      -----
INST CLASS before tax        12/1/99        30.29       0.75       11.72
-------------------------    -------        -----      ------      -----
  After tax on
  distributions                             28.36       -1.31       9.14
  After tax on distribu-
  tions, with sale                          19.23       0.04        9.14
-------------------------  -------          -----      ------      -----
CLASS R before tax           10/1/03        29.74       0.24       11.14
-------------------------    -------        -----      ------      -----
CLASS S before tax            5/2/05        30.34       0.63       11.48
-------------------------    -------        -----      ------      -----
STANDARD & POOR'S 500
INDEX                                       26.46       0.42        -0.95
-------------------------  -------          -----      ------      ------
MORGAN STANLEY US
REAL ESTATE
INVESTMENT TRUST (MSCI
US REIT)
INDEX                                       28.61       0.23       10.43
-------------------------  -------          -----      ------      ------



The Advisor believes the additional MSCI US REIT Index represents the fund's overall investment process.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


SUBADVISOR

RREEF America L.L.C.


PORTFOLIO MANAGER(S)

JOHN W. VOJTICEK, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2004.


JERRY W. EHLINGER, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2004.



                                       7
PROSPECTUS May 1, 2010                   DWS RREEF Real Estate Securities Fund

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 1999.


ASAD KAZIM, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                                AUTOMATIC
                                              UGMAS/           INVESTMENT
                   NON-IRA            IRAS     UTMAS                PLANS
         -----------------  --------------  --------  -------------------
A B C        1,000                 500       1,000             500
-------      -----                 ---       -----             ---
R               None             None        None             None
-------      -----               -----       -----            ----
INST     1,000,000                N/A         N/A             N/A
-------  ---------               -----       -----            ----
S            2,500               1,000       1,000           1,000
-------  ---------               -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor there is no minimum initial investment for Class A, B and C shares and no minimum additional investment for Class A shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B, C or R shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions. Institutional Class shares are generally available only to qualified institutions. Class R shares are generally available only to certain retirement plans. Class S shares are generally available only to existing Class S shareholders.



TAX INFORMATION


The fund's distributions (dividend distributions are expected to be paid quarterly and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       8
PROSPECTUS May 1, 2010                   DWS RREEF Real Estate Securities Fund

FUND DETAILS

OTHER POLICIES AND RISKS

While the previous pages describe the main points of each fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval.
   However, the Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of each fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality (for DWS RREEF Real Estate Securities Fund) or investment-grade (for DWS Communications Fund) rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o Each fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.


o Certain DWS fund-of-funds are permitted to invest in each fund. As a result, a fund may have large inflows or outflows of cash from time to time. This could have adverse effects on a fund's performance if a fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a fund's transaction costs.



Additional risks listed below are in alphabetical order.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in each fund.


If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that a fund will achieve its investment objective.


A complete list of each fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made



                                       9
PROSPECTUS May 1, 2010                                            Fund Details
from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.


WHO MANAGES AND OVERSEES THE FUNDS


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.





FUND NAME                     FEE PAID
------------------------  ------------
DWS Communications Fund       0.82%*
-------------------------     ----
DWS RREEF Real Estate
Securities Fund               0.41  %
-------------------------     -----


* Reflecting the effect of expense limitations and/or fee waivers then in effect.


For DWS Communications Fund, through September 30, 2010, the Advisor has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.76%, 2.51%, 2.51% and 1.51% for Class A, Class B, Class C and Institutional Class shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest, or certain other expenses.



A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.10% for providing most of each fund's administrative services.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that allows each fund and the Advisor to utilize a multi-manager structure in managing each fund's assets. Pursuant to the SEC order, the Advisor, with the approval of each fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, each fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


Each fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of each fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of each fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate each fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the




                                       10
PROSPECTUS May 1, 2010                                            Fund Details

Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. Each fund and the Advisor will be subject to any new conditions imposed by the SEC.


SUBADVISOR FOR DWS RREEF REAL ESTATE SECURITIES FUND

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for DWS RREEF Real Estate Securities Fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF pursuant to an investment subadvisory agreement between DIMA and RREEF.


RREEF makes the investment decisions, buys and sells securities for DWS RREEF Real Estate Securities Fund and conducts research that leads to these purchase and sale decisions.


RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.



MANAGEMENT


DWS COMMUNICATIONS FUND


WALTER HOLICK, DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2010.



o Joined the Company in 1990 as fund manager for global equities: technology, telecommunication services and media.



o  Head of Technology Sector Team; senior fund manager: Frankfurt.



o Master of Social Science in Money, Banking and Finance, University of Birmingham, UK; Diplom-Kaufmann (German Master's degree in business and economics), J.W. Goethe-Universit-t, Frankfurt.

FREDERIC L. FAYOLLE, CFA, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2010.



o Joined Deutsche Asset Management and the Technology team in July 2000 after 10 years of experience with Philips Electronics in the USA with responsibility for Philips's CRT display industry research for North America.



o  Senior fund manager covering technology and internet stocks: Frankfurt.



o MS in Engineering from University of Michigan; MS in Engineering from Ecole Centrale Paris; MBA with finance concentration from University of Michigan Business School.



DWS RREEF REAL ESTATE SECURITIES FUND

JOHN W. VOJTICEK, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2004.


o Joined RREEF and Deutsche Asset Management in 2004; previously worked for Principal at KG Redding and Associates, March 2004-September 2004 and Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.


o  Over 13 years of investment industry experience.


o  BS, University of Southern California.

JERRY W. EHLINGER, CFA, MANAGING DIRECTOR. Co-Lead Portfolio Manager of the fund. Joined the fund in 2004.

o Joined RREEF, Deutsche Asset Management, Inc. in 2004; previously has worked as a Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

o Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1996-2000.


o  Over 13 years of investment industry experience.


o  BA, University of Wisconsin - Whitewater; MS, University of Wisconsin -
   Madison.

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 1999.

o Joined RREEF in 1997, Deutsche Asset Management in 2002; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.


o Global Head of RREEF Real Estate Securities with over 18 years of investment industry experience.


o  BA, Wabash College; MBA, Indiana University.

ASAD KAZIM, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2005.

o Joined RREEF and Deutsche Asset Management, Inc. in 2002; previously has worked as a Financial Analyst at Clarion CRA Securities from 2000-2002.


o  Over 10 years of investment industry experience.


o  BS, The College of New Jersey.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       11
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUNDS

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A, B AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o CLASS R AND S SHARES AND INSTITUTIONAL CLASS SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.


Class B shares are closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.




 CLASSES AND FEATURES                 POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 5.75%      o Some investors may be able to
   charged when you buy shares        reduce or eliminate their sales
                                      charge; see "Class A shares"
 o In most cases, no charge when
   you sell shares                  o Total annual expenses are
                                      lower than those for Class B or
 o Up to 0.25% annual share-          Class C
   holder servicing fee
                                    o Distributions are generally
                                      higher than Class B or Class C
 CLASS B
 o No sales charge when you buy     o The deferred sales charge rate
   shares                             falls to zero after six years
 o Closed to new investment         o Shares automatically convert to
                                      Class A after six years, which
 o Deferred sales charge declining    means lower annual expenses
   from 4.00%, charged when you       going forward
   sell shares you bought within
   the last six years               o Distributions are generally
                                      lower than Class A
 o 0.75% annual distribution fee
   and up to 0.25% annual share-
   holder servicing fee

CLASS C
 o No sales charge when you buy    o The first year deferred sales
   shares                            charge rate is lower for Class C
                                     shares than Class B shares, but
 o Deferred sales charge of          your shares never automatically
   1.00%, charged when you sell      convert to Class A, so annual
   shares you bought within the      expenses remain higher than
   last year                         Class A
 o 0.75% annual distribution fee   o Distributions are generally
   and up to 0.25% annual share-     lower than Class A
   holder servicing fee            o Maximum investment of
                                     $500,000
 CLASS R
 o No sales charge when you buy    o Only available to participants in
   shares                            certain retirement plans
 o 0.25% annual distribution fee   o Distributions are generally
   and up to 0.25% annual share-     higher than Class B and Class C
   holder servicing fee              but lower than Class A, Class S
                                     or Institutional Class
 INSTITUTIONAL CLASS
 o No sales charge when you buy    o Only available to certain institu-
   shares and no deferred sales      tional investors; typically
   charge when you sell shares       $1,000,000 minimum initial
                                     investment
                                   o Distributions are generally
                                     higher than Class A, B, C and R,
                                     and may be higher than Class
                                     S, depending on relative
                                     expenses
 CLASS S
 o No sales charge when you buy    o Limited availability, see "Eligibil-
   shares and no deferred sales      ity Requirements" under
   charge when you sell shares       "Class S Shares"




                                       12
PROSPECTUS May 1, 2010                                  Investing in the Funds

CLASS A SHARES


Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.


Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



Class A shares have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------
Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more    see below                 see below
--------------------  ------------------------  --------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of a fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell (see the "Shareholder Fees" table for the CDSC applicable for these shares). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS B SHARES

Class B shares of each fund are closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of



                                       13
PROSPECTUS May 1, 2010                                  Investing in the Funds
dividends or other distributions (including the investment of dividends and distributions from Class B shares of another fund).

With Class B shares, you pay no up-front sales charge to a fund. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. However, unlike Class A shares, your entire investment goes to work immediately. After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.


Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:



YEAR AFTER YOU BOUGHT SHARES          CDSC ON SHARES YOU SELL
-----------------------------  ------------------------------
First year                     4.00%
------------------------------ -----
Second or third year           3.00
------------------------------ -----
Fourth or fifth year           2.00
------------------------------ -----
Sixth year                     1.00
------------------------------ -----
Seventh year and later         None (automatic conversion to
------------------------------                     Class A)
                               ------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.


Except as noted above, no new purchases of Class B shares are allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.


The closing of the Class B shares does not affect: (a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in this prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares currently held will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.


Purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 are automatically continuing with Class A shares. Such shareholders are permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and, (ii) provided they have been identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS AIP"). Shareholders with a non-DWS AIP established prior to December 1, 2009 are responsible for contacting DWS Investments at (800) 621-1048 to ensure that their account has been identified as an AIP in order to benefit from this privilege and to avoid having their purchase orders rejected.


Additionally, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that were previously purchasing Class B shares instead are purchasing Class A shares at net asset value, without a sales charge.


CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).


Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.


Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later          None
------------------------------ ----

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


                                       14
PROSPECTUS May 1, 2010                                  Investing in the Funds

CLASS R SHARES

Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


ELIGIBILITY REQUIREMENTS. You may buy Class R shares if you are a participant in certain retirement plan platforms that offer Class R shares of the fund through a plan level or omnibus account, including:

o  Section 401(a) and 457 plans

o  Certain section 403(b)(7) plans

o  401(k), profit sharing, money purchase pension and defined benefit plans

o  Non-qualified deferred compensation plans

o  Individual Retirement Accounts (IRAs)


INSTITUTIONAL CLASS SHARES

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.


ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.


o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.

o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.


o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

Each fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.


CLASS S SHARES

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), each fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.

o Existing shareholders of Class S shares of any DWS fund as of December 31, 2004, and household members residing at the same address.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.



                                       15
PROSPECTUS May 1, 2010                                  Investing in the Funds

o Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS fund.

o Any participant who has owned Class S shares of any DWS fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS fund.

o Any participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS fund at any time, including after December 31, 2004.

o Officers, fund Board Members, and full-time employees and their family members, of the Advisor and its affiliates.

o Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

o Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

The following additional investors may purchase Class S shares of DWS funds.

o Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.


BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Class A, B, C, Institutional and S shares. For Class R shares, please see "How to Buy, Sell and Exchange Class R Shares" or consult your retirement plan administrator.


TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
A B C    (800) 621-1048
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                                          AUTOMATIC
                                         UGMAS/          INVESTMENT
              NON-IRA            IRAS     UTMAS               PLANS
         ------------  --------------  --------  ------------------
A B C        1,000            500       1,000             500
-------      -----            ---       -----             ---
INST     1,000,000           N/A         N/A             N/A
-------  ---------           ----       -----            ----
S            2,500          1,000       1,000           1,000
-------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000. For existing Class B shareholders, the minimum initial investment for Class A and C shares is $50.


                                       16
PROSPECTUS May 1, 2010                                  Investing in the Funds

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. Each fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).


BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A B C   1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
------- 50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be



                                       17
PROSPECTUS May 1, 2010                                  Investing in the Funds
transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


        SELLING SHARES ($)
        --------------------------------------------
A B C   Check redemption:
------- Up to 100,000. More than 100,000 see
        "Signature Guarantee"
        QuickSell to your bank: Minimum 50, maximum
        250,000
        Wire redemption to your bank: Minimum 1,000
        --------------------------------------------
INST    Same as Classes A, B and C
------- --------------------------------------------
S       Same as Classes A, B and C
------- --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.


BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.


Some redemptions can only be ordered in writing with a signature guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.


BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.



HOW TO BUY, SELL AND EXCHANGE CLASS R SHARES


If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that have a sub-shareholder servicing agreement with the funds.


                                       18
PROSPECTUS May 1, 2010                                  Investing in the Funds

Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting. In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.


There are no minimum investments with respect to Class R shares.


Instructions for buying and selling shares must generally be submitted by your retirement plan, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.


IRA ROLLOVERS. You may complete a direct rollover from a retirement plan offering Class R shares to a DWS IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in a retirement plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any record keeping/sub-transfer agency/

networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of each fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of each fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.



                                       19
PROSPECTUS May 1, 2010                                  Investing in the Funds

It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.



POLICIES ABOUT TRANSACTIONS


EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.


Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in each fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A, B AND C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. Each fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the



                                       20
PROSPECTUS May 1, 2010                                  Investing in the Funds

Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.


Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).


Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")



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PROSPECTUS May 1, 2010                                  Investing in the Funds

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


Each fund's market timing policies and procedures may be modified or terminated at any time.


REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or each fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.


The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
(iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/

feeder relationship, redemptions by the feeder fund from the master portfolio;
(v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.



TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.




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PROSPECTUS May 1, 2010                                  Investing in the Funds

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.


EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.


There are certain cases in which you may be exempt from a CDSC. These include:

o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, except for Class B shares, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares) for any



                                       23
PROSPECTUS May 1, 2010                                  Investing in the Funds

CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.


Investors who sold Class B shares may buy Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."



HOW EACH FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")


TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


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PROSPECTUS May 1, 2010                                  Investing in the Funds

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or other distribution for a given period.


DWS Communications Fund intends to pay distributions of substantially all of its income annually. DWS RREEF Real Estate Securities Fund intends to pay distributions of substantially all of its income quarterly. Each fund intends to pay distributions from realized capital gains annually, usually in December. If necessary each fund may make distributions at other times as needed.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:



 GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM A FUND
 o gains from the sale of securi-   o gains from the sale of securi-
   ties held (or treated as held)     ties held by a fund for one
   by a fund for more than one        year or less
   year                             o all other taxable income
 o qualified dividend income
   TRANSACTIONS INVOLVING FUND
   SHARES
 o gains from selling fund          o gains from selling fund
   shares held for more than          shares held for one year or
   one year                           less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate



                                       25
PROSPECTUS May 1, 2010                                  Investing in the Funds
a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.

Investments in certain debt obligations or other securities may cause a fund to recognize taxable income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.


Dividends received by a fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by a fund from REITs will not be eligible for the dividends received deduction.


For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.



Certain types of income received by a fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not generally be offset by net operating losses; (3) not be eligible for reduced US withholding for non-US shareholders, including shareholders from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.



YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.



Because the REITs invested in by DWS RREEF Real Estate Securities Fund do not provide complete information about the taxability of their distributions until after the calendar year-end, in order to determine how much of the fund's distribution is taxable to shareholders, the fund may request permission from the IRS each year for an extension of time to issue Form 1099-DIV.



IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If a fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.


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PROSPECTUS May 1, 2010                                  Investing in the Funds

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see "Shareholder reports" on the back cover). On July 10, 2006, DWS RREEF Real Estate Securities Fund acquired all the assets and assumed all the liabilities of the Predecessor Fund. The information contained in the table for DWS RREEF Real Estate Securities Fund for periods prior to July 10, 2006 has been derived from the Predecessor Fund's financial statements.


DWS COMMUNICATIONS FUND - CLASS A





YEARS ENDED DECEMBER 31,                             2009         2008         2007         2006         2005
------------------------------------------------  ----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  9.58     $  23.26     $  23.38     $  19.30     $  16.79
------------------------------------------------   -------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .23          .31       (  .08)      (  .03)      (  .03)
------------------------------------------------   -------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)             4.82       (13.66)      (  .04)        4.11         2.54
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    5.05       (13.35)      (  .12)        4.08         2.51
------------------------------------------------   -------     --------     --------     --------     --------
Less distributions from:
  Net investment income                             (  .25)      (  .33)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  Tax return of capital                             (  .01)           -            -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .26)      (  .33)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
Redemption fees                                        .00*         .00*         .00*         .00*         .00*
------------------------------------------------   -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 14.37     $   9.58     $  23.26     $  23.38     $  19.30
------------------------------------------------   -------     --------     --------     --------     --------
Total Return (%)(b,c)                                52.60       (57.39)      (  .51)       21.14        14.95
------------------------------------------------   -------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 124           87          269          329          295
------------------------------------------------   -------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)       2.05         1.79         1.49         1.63         1.58
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)        1.61         1.46         1.44         1.49         1.43
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of net investment income (loss) (%)             1.89         1.86       (  .32)      (  .13)      (  .18)
-------------------------------------------------  -------     --------     --------     --------     --------
Portfolio turnover rate (%)                            148          118           39           27           21
-------------------------------------------------  -------     --------     --------     --------     --------



(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.


                                       27
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS COMMUNICATIONS FUND - CLASS B





YEARS ENDED DECEMBER 31,                             2009         2008         2007         2006         2005
------------------------------------------------  ----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.82     $  21.33     $  21.61     $  17.96     $  15.75
------------------------------------------------   -------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .14          .23       (  .23)      (  .15)      (  .13)
------------------------------------------------   -------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)             4.42       (12.50)      (  .05)        3.80         2.34
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    4.56       (12.27)      (  .28)        3.65         2.21
------------------------------------------------   -------     --------     --------     --------     --------
Less distributions from:
  Net investment income                             (  .12)      (  .24)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  Tax return of capital                             (  .01)           -            -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .13)      (  .24)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
Redemption fees                                        .00*         .00*         .00*         .00*         .00*
------------------------------------------------   -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 13.25     $   8.82     $  21.33     $  21.61     $  17.96
------------------------------------------------   -------     --------     --------     --------     --------
Total Return (%)(b,c)                                51.48       (57.50)      ( 1.30)       20.32        14.03
------------------------------------------------   -------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   1            1            5           10           27
------------------------------------------------   -------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)       3.20         2.66         2.66         2.47         2.33
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)        2.23         2.03         2.19         2.24         2.18
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of net investment income (loss) (%)             1.23         1.29       ( 1.07)      (  .88)      (  .93)
-------------------------------------------------  -------     --------     --------     --------     --------
Portfolio turnover rate (%)                            148          118           39           27           21
-------------------------------------------------  -------     --------     --------     --------     --------



(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.


                                       28
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS COMMUNICATIONS FUND - CLASS C






YEARS ENDED DECEMBER 31,                             2009         2008         2007         2006         2005
------------------------------------------------  ----------  -----------  -----------  -----------  -----------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  8.79     $  21.35     $  21.63     $  17.98     $  15.77
------------------------------------------------   -------     --------     --------     --------     --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                      .12          .21       (  .23)      (  .15)      (  .14)
------------------------------------------------   -------     --------     --------     --------     --------
  Net realized and unrealized gain (loss)             4.42       (12.53)      (  .05)        3.80         2.35
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                    4.54       (12.32)      (  .28)        3.65         2.21
------------------------------------------------   -------     --------     --------     --------     --------
Less distributions from:
  Net investment income                             (  .12)      (  .24)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  Tax return of capital                             (  .01)           -            -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
  TOTAL DISTRIBUTIONS                               (  .13)      (  .24)           -            -            -
------------------------------------------------   -------     --------     --------     --------     --------
Redemption fees                                        .00*         .00*         .00*         .00*         .00*
------------------------------------------------   -------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                     $ 13.20     $   8.79     $  21.35     $  21.63     $  17.98
------------------------------------------------   -------     --------     --------     --------     --------
Total Return (%)(b,c)                                51.42       (57.69)      ( 1.29)       20.30        14.01
------------------------------------------------   -------     --------     --------     --------     --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   5            4           11           13           13
------------------------------------------------   -------     --------     --------     --------     --------
Ratio of expenses before expense reductions (%)       3.00         2.70         2.38         2.43         2.33
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of expenses after expense reductions (%)        2.36         2.21         2.19         2.24         2.18
-------------------------------------------------  -------     --------     --------     --------     --------
Ratio of net investment income (loss) (%)             1.04         1.11       ( 1.07)      (  .88)      (  .93)
-------------------------------------------------  -------     --------     --------     --------     --------
Portfolio turnover rate (%)                            148          118           39           27           21
-------------------------------------------------  -------     --------     --------     --------     --------



(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.

DWS COMMUNICATIONS FUND - INSTITUTIONAL CLASS






YEARS ENDED DECEMBER 31,                               2009              2008           2007          2006             2005
------------------------------------------------ ---------------- ----------------- ----------- ---------------- ----------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   9.81         $   23.83       $  23.88      $  19.66         $  17.06
------------------------------------------------    --------         ---------       --------      --------         --------
Income (loss) from investment operations:
  Net investment income (loss)(a)                        .26               .35            .00           .02              .01
------------------------------------------------    --------         ---------       --------      --------         --------
  Net realized and unrealized gain (loss)               4.95            (14.00)        (  .05)         4.20             2.59
------------------------------------------------    --------         ---------       --------      --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                      5.21            (13.65)        (  .05)         4.22             2.60
------------------------------------------------    --------         ---------       --------      --------         --------
Less distributions from:
  Net investment income                               (  .32)           (  .37)             -             -                -
------------------------------------------------    --------         ---------       --------      --------         --------
  Tax return of capital                               (  .01)                -              -             -                -
------------------------------------------------    --------         ---------       --------      --------         --------
  TOTAL DISTRIBUTIONS                                 (  .33)           (  .37)             -             -                -
------------------------------------------------    --------         ---------       --------      --------         --------
Redemption fees                                          .00*              .00*           .00*          .00*             .00*
------------------------------------------------    --------         ---------       --------      --------         --------
NET ASSET VALUE, END OF PERIOD                      $  14.69         $    9.81       $  23.83      $  23.88         $  19.66
------------------------------------------------    --------         ---------       --------      --------         --------
Total Return (%)                                       52.87 (b)        (57.25)(b)     (  .21)        21.46 (b)        15.24 (b)
------------------------------------------------    --------         ---------       --------      --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     2                 2              5             4                2
------------------------------------------------    --------         ---------       --------      --------         --------
Ratio of expenses before expense reductions (%)         1.52              1.33           1.10          1.33             1.33
------------------------------------------------    --------         ---------       --------      --------         --------
Ratio of expenses after expense reductions (%)          1.34              1.21           1.10          1.24             1.18
------------------------------------------------    --------         ---------       --------      --------         --------
Ratio of net investment income (loss) (%)               2.07              2.11            .02           .12              .07
------------------------------------------------    --------         ---------       --------      --------         --------
Portfolio turnover rate (%)                              148               118             39            27               21
------------------------------------------------    --------         ---------       --------      --------         --------



(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*     Amount is less than $.005.


                                       29
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS A





YEARS ENDED DECEMBER 31,                               2009          2008         2007           2006             2005
------------------------------------------------  -------------  -----------  -----------  ----------------  -------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.09       $  19.07     $  26.53       $  20.83         $ 20.40
------------------------------------------------    -------       --------     --------       --------         -------
Income (loss) from investment operations:
  Net investment income(a)                              .33            .41          .39            .39             .42
------------------------------------------------    -------       --------     --------       --------         -------
  Net realized and unrealized gain (loss)              2.88         ( 7.75)      ( 4.61)          7.33            1.96
------------------------------------------------    -------       --------     --------       --------         -------
  TOTAL FROM INVESTMENT OPERATIONS                     3.21         ( 7.34)      ( 4.22)          7.72            2.38
------------------------------------------------    -------       --------     --------       --------         -------
Less distributions from:
  Net investment income                              (  .34)        (  .46)      (  .35)        (  .51)         (  .65)
------------------------------------------------    -------       --------     --------       --------         -------
  Net realized gains                                      -         (  .09)      ( 2.89)        ( 1.51)         ( 1.30)
------------------------------------------------    -------       --------     --------       --------         -------
  Return of capital                                       -         (  .09)           -              -               -
------------------------------------------------    -------       --------     --------       --------         -------
  TOTAL DISTRIBUTIONS                                (  .34)        (  .64)      ( 3.24)        ( 2.02)         ( 1.95)
------------------------------------------------    -------       --------     --------       --------         -------
Redemption fee                                          .00*           .00*         .00*           .00*            .00*
------------------------------------------------    -------       --------     --------       --------         -------
NET ASSET VALUE, END OF PERIOD                      $ 13.96       $  11.09     $  19.07       $  26.53         $ 20.83
------------------------------------------------    -------       --------     --------       --------         -------
Total Return (%)(b)                                   29.98         (39.34)      (15.89)         37.73 (c)       11.89
------------------------------------------------    -------       --------     --------       --------         -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  437            384          596          1,205             723
------------------------------------------------    -------       --------     --------       --------         -------
Ratio of expenses before expense reductions (%)        1.04            .94          .97            .91             .80
-------------------------------------------------   -------       --------     --------       --------         -------
Ratio of expenses after expense reductions (%)         1.04            .94          .97            .82             .80
-------------------------------------------------   -------       --------     --------       --------         -------
Ratio of net investment income (%)                     3.13           2.42         1.50           1.62            2.05
-------------------------------------------------   -------       --------     --------       --------         -------
Portfolio turnover rate (%)                             120(d)          84           81             60              66(d)
-------------------------------------------------   -------       --------     --------       --------         -------



(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Amount is less than $.005.


                                       30
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS B





YEARS ENDED DECEMBER 31,                               2009          2008         2007           2006             2005
------------------------------------------------  -------------  -----------  -----------  ----------------  -------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.09       $  19.04     $  26.48       $  20.83         $ 20.40
------------------------------------------------    -------       --------     --------       --------         -------
Income (loss) from investment operations:
  Net investment income(a)                              .23            .26          .19            .18             .23
------------------------------------------------    -------       --------     --------       --------         -------
  Net realized and unrealized gain (loss)              2.96         ( 7.72)      ( 4.60)          7.33            1.96
------------------------------------------------    -------       --------     --------       --------         -------
  TOTAL FROM INVESTMENT OPERATIONS                     3.19         ( 7.46)      ( 4.41)          7.51            2.19
------------------------------------------------    -------       --------     --------       --------         -------
Less distributions from:
  Net investment income                              (  .23)        (  .31)      (  .14)        (  .35)         (  .46)
------------------------------------------------    -------       --------     --------       --------         -------
  Net realized gains                                      -         (  .09)      ( 2.89)        ( 1.51)         ( 1.30)
------------------------------------------------    -------       --------     --------       --------         -------
  Return of capital                                       -         (  .09)           -              -               -
------------------------------------------------    -------       --------     --------       --------         -------
  TOTAL DISTRIBUTIONS                                (  .23)        (  .49)      ( 3.03)        ( 1.86)         ( 1.76)
------------------------------------------------    -------       --------     --------       --------         -------
Redemption fees                                         .00*           .00*         .00*           .00*            .00*
------------------------------------------------    -------       --------     --------       --------         -------
NET ASSET VALUE, END OF PERIOD                      $ 14.05       $  11.09     $  19.04       $  26.48         $ 20.83
------------------------------------------------    -------       --------     --------       --------         -------
Total Return (%)(b)                                   29.31         (39.71)      (16.51)         36.53 (c)       10.84
------------------------------------------------    -------       --------     --------       --------         -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    6              8           20             36              29
------------------------------------------------    -------       --------     --------       --------         -------
Ratio of expenses before expense reductions (%)        2.00           1.82         1.73           1.73            1.72
-------------------------------------------------   -------       --------     --------       --------         -------
Ratio of expenses after expense reductions (%)         2.00           1.82         1.73           1.72            1.72
-------------------------------------------------   -------       --------     --------       --------         -------
Ratio of net investment income (%)                     2.17           1.54          .74            .72            1.13
-------------------------------------------------   -------       --------     --------       --------         -------
Portfolio turnover rate (%)                             120(d)          84           81             60              66(d)
-------------------------------------------------   -------       --------     --------       --------         -------



(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Amount is less than $.005.


                                       31
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS C





YEARS ENDED DECEMBER 31,                               2009          2008            2007              2006             2005
------------------------------------------------  -------------  -----------  -----------------  ----------------  -------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.12       $  19.10       $   26.55          $  20.88         $ 20.44
------------------------------------------------    -------       --------       ---------          --------         -------
Income (loss) from investment operations:
  Net investment income(a)                              .24            .27             .20               .20             .26
------------------------------------------------    -------       --------       ---------          --------         -------
  Net realized and unrealized gain (loss)              2.94         ( 7.75)         ( 4.61)             7.35            1.96
------------------------------------------------    -------       --------       ---------          --------         -------
  TOTAL FROM INVESTMENT OPERATIONS                     3.18         ( 7.48)         ( 4.41)             7.55            2.22
------------------------------------------------    -------       --------       ---------          --------         -------
Less distributions from:
  Net investment income                              (  .24)        (  .32)         (  .15)           (  .37)         (  .48)
------------------------------------------------    -------       --------       ---------          --------         -------
  Net realized gains                                      -         (  .09)         ( 2.89)           ( 1.51)         ( 1.30)
------------------------------------------------    -------       --------       ---------          --------         -------
  Return of capital                                       -         (  .09)              -                 -               -
------------------------------------------------    -------       --------       ---------          --------         -------
  TOTAL DISTRIBUTIONS                                (  .24)        (  .50)         ( 3.04)           ( 1.88)         ( 1.78)
------------------------------------------------    -------       --------       ---------          --------         -------
Redemption fees                                         .00*           .00*            .00*              .00*            .00*
------------------------------------------------    -------       --------       ---------          --------         -------
NET ASSET VALUE, END OF PERIOD                      $ 14.06       $  11.12       $   19.10          $  26.55         $ 20.88
------------------------------------------------    -------       --------       ---------          --------         -------
Total Return (%)(b)                                   29.26         (39.76)         (16.46)(c)         36.67 (c)       11.00
------------------------------------------------    -------       --------       ---------          --------         -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   27             27              60               126              93
------------------------------------------------    -------       --------       ---------          --------         -------
Ratio of expenses before expense reductions (%)        1.90           1.78            1.69              1.64            1.61
-------------------------------------------------   -------       --------       ---------          --------         -------
Ratio of expenses after expense reductions (%)         1.90           1.78            1.69              1.62            1.61
-------------------------------------------------   -------       --------       ---------          --------         -------
Ratio of net investment income (%)                     2.27           1.58             .78               .82            1.24
-------------------------------------------------   -------       --------       ---------          --------         -------
Portfolio turnover rate (%)                             120(d)          84              81                60              66(d)
-------------------------------------------------   -------       --------       ---------          --------         -------



(a)        Based on average shares outstanding during the period.
(b)        Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
(d) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Amount is less than $.005.


                                       32
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF REAL ESTATE SECURITIES FUND - INSTITUTIONAL CLASS





YEARS ENDED DECEMBER 31,                               2009          2008            2007              2006             2005
------------------------------------------------  -------------  -----------  -----------------  ----------------  --------------
SELECTED PER SHARE DATA
------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $ 11.09       $  19.09       $   26.53          $  20.81         $  20.38
------------------------------------------------    -------       --------       ---------          --------         --------
Income (loss) from investment operations:
  Net investment income(a)                              .38            .47             .49               .46              .48
------------------------------------------------    -------       --------       ---------          --------         --------
  Net realized and unrealized gain (loss)              2.86         ( 7.76)         ( 4.61)             7.33             1.96
------------------------------------------------    -------       --------       ---------          --------         --------
  TOTAL FROM INVESTMENT OPERATIONS                     3.24         ( 7.29)         ( 4.12)             7.79             2.44
------------------------------------------------    -------       --------       ---------          --------         --------
Less distributions from:
  Net investment income                              (  .38)        (  .53)         (  .43)           (  .56)          (  .71)
------------------------------------------------    -------       --------       ---------          --------         --------
  Net realized gains                                      -         (  .09)         ( 2.89)           ( 1.51)          ( 1.30)
------------------------------------------------    -------       --------       ---------          --------         --------
  Return of capital                                       -         (  .09)              -                 -                -
------------------------------------------------    -------       --------       ---------          --------         --------
  TOTAL DISTRIBUTIONS                                (  .38)        (  .71)         ( 3.32)           ( 2.07)          ( 2.01)
------------------------------------------------    -------       --------       ---------          --------         --------
Redemption fees                                         .00*           .00*            .00*()            .00*()           .00*()
------------------------------------------------    -------       --------       ---------          --------         --------
NET ASSET VALUE, END OF PERIOD                      $ 13.95       $  11.09       $   19.09          $  26.53         $  20.81
------------------------------------------------    -------       --------       ---------          --------         --------
Total Return (%)                                      30.29         (38.99)         (15.50)(b)         38.14 (b)        12.19
------------------------------------------------    -------       --------       ---------          --------         --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DA
------------------------------------------------
Net assets, end of period ($ millions)                  440            296             409               720              464
------------------------------------------------    -------       --------       ---------          --------         --------
Ratio of expenses before expense reductions (%)         .63            .63             .57               .58              .53
-------------------------------------------------   -------       --------       ---------          --------         --------
Ratio of expenses after expense reductions (%)          .63            .63             .56               .54              .53
-------------------------------------------------   -------       --------       ---------          --------         --------
Ratio of net investment income (%)                     3.54           2.73            1.91              1.90             2.32
-------------------------------------------------   -------       --------       ---------          --------         --------
Portfolio turnover rate (%)                             120(c)          84              81                60               66(c)
-------------------------------------------------   -------       --------       ---------          --------         --------



(a)        Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Amount is less than $.005.


                                       33
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS R





YEARS ENDED DECEMBER 31,                         2009          2008         2007         2006          2005
------------------------------------------  -------------  -----------  -----------  -----------  -------------
SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD          $ 11.11       $  19.09     $  26.55     $  20.83      $ 20.39
------------------------------------------    -------       --------     --------     --------      -------
Income (loss) from investment operations:
  Net investment income(a)                        .32            .38          .34          .34          .35
-------------------------------------------   -------       --------     --------     --------      -------
  Net realized and unrealized gain (loss)        2.88         ( 7.76)      ( 4.61)        7.34         1.96
-------------------------------------------   -------       --------     --------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS               3.20         ( 7.38)      ( 4.27)        7.68         2.31
-------------------------------------------   -------       --------     --------     --------      -------
Less distributions from:
  Net investment income                        (  .31)        (  .42)      (  .30)      (  .45)      (  .57)
-------------------------------------------   -------       --------     --------     --------      -------
  Net realized gains                                -         (  .09)      ( 2.89)      ( 1.51)      ( 1.30)
-------------------------------------------   -------       --------     --------     --------      -------
  Return of capital                                 -         (  .09)           -            -            -
-------------------------------------------   -------       --------     --------     --------      -------
  TOTAL DISTRIBUTIONS                          (  .31)        (  .60)      ( 3.19)      ( 1.96)      ( 1.87)
-------------------------------------------   -------       --------     --------     --------      -------
Redemption fees                                   .00*           .00*         .00*         .00*         .00*
-------------------------------------------   -------       --------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD                $ 14.00       $  11.11     $  19.09     $  26.55      $ 20.83
-------------------------------------------   -------       --------     --------     --------      -------
Total Return (%)                                29.74         (39.42)      (16.00)       37.45        11.51
-------------------------------------------   -------       --------     --------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------    -------
Net assets, end of period ($ millions)             11              9           16           25            9
-------------------------------------------   -------       --------     --------     --------      -------
Ratio of expenses (%)                            1.19           1.14         1.14         1.03         1.16
-------------------------------------------   -------       --------     --------     --------      -------
Ratio of net investment income (%)               2.98           2.22         1.33         1.41         1.69
-------------------------------------------   -------       --------     --------     --------      -------
Portfolio turnover rate (%)                       120(b)          84           81           60           66(b)
-------------------------------------------   -------       --------     --------     --------      -------



(a)        Based on average shares outstanding during the period.
(b) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Amount is less than $.005.


                                       34
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS S





YEARS ENDED DECEMBER 31,                         2009          2008         2007         2006        2005(A)
------------------------------------------  -------------  -----------  -----------  -----------  -------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------          -            -            -
NET ASSET VALUE, BEGINNING OF PERIOD          $ 11.11       $  19.11     $  26.53     $  20.80      $ 19.81
------------------------------------------    -------       --------     --------     --------      -------
Income (loss) from investment operations:
  Net investment income(b)                        .36            .44          .44          .41          .29
-------------------------------------------   -------       --------     --------     --------      -------
  Net realized and unrealized gain (loss)        2.90         ( 7.77)      ( 4.60)        7.35         2.45
-------------------------------------------   -------       --------     --------     --------      -------
  TOTAL FROM INVESTMENT OPERATIONS               3.26         ( 7.33)      ( 4.16)        7.76         2.74
-------------------------------------------   -------       --------     --------     --------      -------
Less distributions from:
  Net investment income                        (  .36)        (  .49)      (  .37)      (  .52)      (  .45)
-------------------------------------------   -------       --------     --------     --------      -------
  Net realized gains                                -         (  .09)      ( 2.89)      ( 1.51)      ( 1.30)
-------------------------------------------   -------       --------     --------     --------      -------
  Return of capital                                 -         (  .09)           -            -            -
-------------------------------------------   -------       --------     --------     --------      -------
  TOTAL DISTRIBUTIONS                          (  .36)        (  .67)      ( 3.26)      ( 2.03)      ( 1.75)
-------------------------------------------   -------       --------     --------     --------      -------
Redemption fees***                                .00            .00          .00          .00          .00
-------------------------------------------   -------       --------     --------     --------      -------
NET ASSET VALUE, END OF PERIOD                $ 14.01       $  11.11     $  19.11     $  26.53      $ 20.80
-------------------------------------------   -------       --------     --------     --------      -------
Total Return (%)                                30.34         (39.34)      (15.63)       37.98        13.84**
-------------------------------------------   -------       --------     --------     --------      -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------   --------     --------      -------
Net assets, end of period ($ millions)             47            174          288           19            2
-------------------------------------------   -------       --------     --------     --------      -------
Ratio of expenses (%)                             .80            .79          .83          .73          .76*
-------------------------------------------   -------       --------     --------     --------      -------
Ratio of net investment income (%)               3.37           2.57         1.64         1.71         2.00*
-------------------------------------------   -------       --------     --------     --------      -------
Portfolio turnover rate (%)                       120(c)          84           81           60           66(c)
-------------------------------------------   -------       --------     --------     --------      -------



(a) For the period from May 2, 2005 (commencement of operations of Class S shares) to December 31, 2005.
(b)        Based on average shares outstanding during the period.
(c) Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
*     Annualized
**    Not annualized
***   Amount is less than $.005.


                                       35
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



DWS COMMUNICATIONS FUND - CLASS A





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.05%        -2.97%      $  9,703.04     $   771.06
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         2.05%        -0.11%      $  9,989.28     $   201.85
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         2.05%         2.84%      $ 10,283.96     $   207.80
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         2.05%         5.87%      $ 10,587.34     $   213.93
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         2.05%         9.00%      $ 10,899.66     $   220.24
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         2.05%        12.21%      $ 11,221.20     $   226.74
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         2.05%        15.52%      $ 11,552.23     $   233.43
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         2.05%        18.93%      $ 11,893.02     $   240.31
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         2.05%        22.44%      $ 12,243.86     $   247.40
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         2.05%        26.05%      $ 12,605.06     $   254.70
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,817.46
---                                                                  ----------


                                       36
PROSPECTUS May 1, 2010                                                Appendix

DWS COMMUNICATIONS FUND - CLASS B





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         3.25%         1.75%       $ 10,175.00    $   327.84
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         3.25%         3.53%       $ 10,353.06    $   333.58
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         3.25%         5.34%       $ 10,534.24    $   339.42
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         3.25%         7.19%       $ 10,718.59    $   345.36
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         3.25%         9.06%       $ 10,906.17    $   351.40
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         3.25%        10.97%       $ 11,097.02    $   357.55
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.05%        14.24%       $ 11,424.39    $   230.84
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.05%        17.61%       $ 11,761.41    $   237.65
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.05%        21.08%       $ 12,108.37    $   244.67
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.05%        24.66%       $ 12,465.56    $   251.88
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 3,020.19
---                                                                  ----------



DWS COMMUNICATIONS FUND - CLASS C





            MAXIMUM        INITIAL HYPOTHETICAL              ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                   OF RETURN:
             0.00%                $10,000                         5%
        ---------------  -------------------------  ------------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER        BALANCE         ANNUAL
            FEES AND      EXPENSE      FEES AND      AFTER FEES AND     FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES        EXPENSES
------  ---------------  ---------  --------------  ----------------  ------------
   1          5.00%         3.00%         2.00%       $ 10,200.00     $   303.00
 ---         -----          ----         -----        -----------     ----------
   2         10.25%         3.00%         4.04%       $ 10,404.00     $   309.06
 ---         -----          ----         -----        -----------     ----------
   3         15.76%         3.00%         6.12%       $ 10,612.08     $   315.24
 ---         -----          ----         -----        -----------     ----------
   4         21.55%         3.00%         8.24%       $ 10,824.32     $   321.55
 ---         -----          ----         -----        -----------     ----------
   5         27.63%         3.00%        10.41%       $ 11,040.81     $   327.98
 ---         -----          ----         -----        -----------     ----------
   6         34.01%         3.00%        12.62%       $ 11,261.62     $   334.54
 ---         -----          ----         -----        -----------     ----------
   7         40.71%         3.00%        14.87%       $ 11,486.86     $   341.23
 ---         -----          ----         -----        -----------     ----------
   8         47.75%         3.00%        17.17%       $ 11,716.59     $   348.05
 ---         -----          ----         -----        -----------     ----------
   9         55.13%         3.00%        19.51%       $ 11,950.93     $   355.01
 ---         -----          ----         -----        -----------     ----------
 10          62.89%         3.00%        21.90%       $ 12,189.94     $   362.11
 ---         -----          ----         -----        -----------     ----------
TOTAL                                                                 $ 3,317.77
---                                                                   ----------


                                       37
PROSPECTUS May 1, 2010                                                Appendix

DWS COMMUNICATIONS FUND - CLASS INSTITUTIONAL





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.52%         3.48%       $ 10,348.00    $   154.64
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.52%         7.08%       $ 10,708.11    $   160.31
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.52%        10.81%       $ 11,080.75    $   165.60
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.52%        14.66%       $ 11,466.36    $   171.36
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.52%        18.65%       $ 11,865.39    $   177.32
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.52%        22.78%       $ 12,278.31    $   183.49
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.52%        27.06%       $ 12,705.59    $   189.88
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.52%        31.48%       $ 13,147.75    $   196.49
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.52%        36.05%       $ 13,605.29    $   203.32
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.52%        40.79%       $ 14,078.75    $   210.40
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,812.53
---                                                                  ----------



DWS RREEF REAL ESTATE SECURITIES FUND - CLASS A





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.04%        -2.02%      $  9,798.23     $   674.96
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.04%         1.86%      $ 10,186.24     $   103.92
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.04%         5.90%      $ 10,589.62     $   108.03
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.04%        10.09%      $ 11,008.96     $   112.31
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.04%        14.45%      $ 11,444.92     $   116.76
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.04%        18.98%      $ 11,898.14     $   121.38
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.04%        23.69%      $ 12,859.13     $   126.19
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.04%        28.59%      $ 13,368.35     $   131.19
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.04%        33.68%      $ 13,484.53     $   136.38
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.04%        38.98%      $ 13,897.74     $   141.78
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 1,772.90
---                                                                  ----------


                                       38
PROSPECTUS May 1, 2010                                                Appendix

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS B





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.00%         3.00%       $ 10,300.00    $   203.00
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.00%         6.09%       $ 10,609.00    $   209.09
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.00%         9.27%       $ 10,927.27    $   215.36
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.00%        12.55%       $ 11,255.09    $   221.82
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.00%        15.93%       $ 11,592.74    $   228.48
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.00%        19.41%       $ 11,940.52    $   235.33
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.04%        24.13%       $ 12,413.37    $   126.64
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.04%        29.05%       $ 12,904.94    $   131.66
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.04%        34.16%       $ 13,415.97    $   136.87
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.04%        39.47%       $ 13,947.25    $   142.29
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,850.54
---                                                                  ----------



DWS RREEF REAL ESTATE SECURITIES FUND - CLASS C





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.90%         3.10%       $ 10,310.00    $   192.95
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.90%         6.30%       $ 10,629.61    $   198.93
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.90%         9.59%       $ 10,959.13    $   205.09
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.90%        12.99%       $ 11,298.86    $   211.45
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.90%        16.49%       $ 11,649.13    $   218.01
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.90%        20.10%       $ 12,010.25    $   224.76
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.90%        23.83%       $ 12,382.57    $   231.73
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.90%        27.66%       $ 12,766.43    $   238.92
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.90%        31.62%       $ 13,162.18    $   246.32
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.90%        35.70%       $ 13,570.21    $   253.96
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,222.12
---                                                                  ----------


                                       39
PROSPECTUS May 1, 2010                                                Appendix

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS R





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER      ANNUAL
            FEES AND      EXPENSE      FEES AND         FEES AND       FEES AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.34%         3.66%       $ 10,366.00    $   136.45
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.34%         7.45%       $ 10,745.40    $   141.45
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.34%         11.9%       $ 11,138.68    $   146.92
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.34%        15.46%       $ 11,546.35    $   151.99
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.34%        19.69%       $ 11,968.95    $   157.55
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.34%        24.07%       $ 12,407.01    $   163.32
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.34%        28.61%       $ 12,861.11    $   169.30
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.34%        33.32%       $ 13,331.83    $   175.49
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.34%        38.20%       $ 13,819.77    $   181.92
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.34%        43.26%       $ 14,325.57    $   188.57
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,612.66
---                                                                  ----------



DWS RREEF REAL ESTATE SECURITIES FUND - CLASS INSTITUTIONAL





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.63%         4.37%       $ 10,437.00     $  64.38
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.63%         8.93%       $ 10,893.10     $  67.19
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.63%        13.69%       $ 11,369.13     $  70.13
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.63%        18.66%       $ 11,865.96     $  73.19
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.63%        23.84%       $ 12,384.50     $  76.39
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.63%        29.26%       $ 12,925.70     $  79.73
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.63%        34.91%       $ 13,490.55     $  83.21
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.63%        40.80%       $ 14,080.09     $  86.85
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.63%        46.95%       $ 14,695.39     $  90.64
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.63%        53.38%       $ 15,337.58     $  94.60
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 786.31
---                                                                   --------


                                       40
PROSPECTUS May 1, 2010                                                Appendix

DWS RREEF REAL ESTATE SECURITIES FUND - CLASS S





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.80%         4.20%       $ 10,420.00     $  81.68
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.80%         8.58%       $ 10,857.64     $  85.11
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.80%        13.14%       $ 11,313.66     $  88.69
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.80%        17.89%       $ 11,788.83     $  92.41
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.80%        22.84%       $ 12,283.97     $  96.29
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.80%        28.00%       $ 12,799.89     $ 100.34
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.80%        33.37%       $ 13,337.49     $ 104.55
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.80%        38.98%       $ 13,897.66     $ 108.94
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.80%        44.81%       $ 14,481.36     $ 113.52
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.80%        50.90%       $ 15,089.58     $ 118.28
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 989.81
---                                                                   --------



ADDITIONAL INDEX INFORMATION


DWS COMMUNICATIONS FUND

MSCI WORLD INDEX is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Returns reflect reinvestment of dividends net of withholding taxes.


MSCI WORLD TELECOM SERVICES INDEX is an unmanaged index that tracks telecom securities from around the world. Returns reflect reinvestment of dividends net of withholding taxes.


DWS RREEF REAL ESTATE SECURITIES FUND

STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.


MSCI US REIT INDEX (MSCI US REIT) is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.



                                       41
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about a fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.



You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A, B, C or R: (800) 621-1048
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Communications Fund, Inc.
                  DWS Communications Fund
                  811-03883
                  DWS Advisor Funds
                  DWS RREEF Real Estate Securities
                  Fund
                  811-04760



                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/10) DSECF3-1

[GRAPHIC APPEARS HERE]




PROSPECTUS

MAY 1, 2010




DWS RREEF Global Real Estate Securities Fund
CLASS/TICKER                                  A   RRGAX    C   RRGCX    INST   RRGIX    S   RRGTX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group

TABLE OF CONTENTS





DWS RREEF GLOBAL REAL ESTATE
SECURITIES FUND
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  2
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  4
Purchase and Sale of Fund Shares...............  4
Tax Information................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.................  4
FUND DETAILS
Other Policies and Risks.......................  5
Who Manages and Oversees the Fund..............  6
Management.....................................  7


INVESTING IN THE FUND
Choosing a Share Class.........................  8
Buying, Exchanging and Selling Shares.......... 11
How to Buy Shares.............................. 11
How to Exchange Shares......................... 12
How to Sell Shares............................. 13
Financial Intermediary Support Payments........ 13
Policies You Should Know About................. 14
Policies About Transactions.................... 14
How the Fund Calculates Share Price............ 19
Other Rights We Reserve........................ 19
Understanding Distributions and Taxes.......... 19
FINANCIAL HIGHLIGHTS........................... 22
APPENDIX....................................... 26
Hypothetical Expense Summary................... 26
Additional Index Information................... 28


-------------------------------------------------------------------------------
 YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE
     FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



INVESTMENT OBJECTIVE

The fund's investment objective is to seek total return through a combination of current income and long-term capital appreciation.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class (p. 8) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (SAI) (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                       A          C       INST          S
                                            ------------  ---------  ---------  ---------
Maximum sales charge (load) on purchases,
as % of offering price                            5.75      None       None       None
-------------------------------------------       ----      --         --         --
Maximum contingent deferred sales charge
(load), as % of redemption proceeds           None(1)     1.00         None       None
-------------------------------------------   --------    ----         --         --
Redemption/exchange fee on shares owned
less than 15 days, as % of redemption pro-
ceeds                                             2.00    2.00       2.00       2.00
-------------------------------------------   --------    ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)



                                                    A          C        INST           S
                                            ---------  ---------  ----------  ----------
Management fee                                  1.00       1.00       1.00        1.00
-------------------------------------------     ----       ----       ----        ----
Distribution/service
(12b-1) fees                                    0.24       1.00      None        None
-------------------------------------------     ----       ----      -----       -----
Other expenses (includes an administrative
fee)                                            0.51       0.56       0.24        0.83
-------------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES            1.75       2.56       1.24        1.83
-------------------------------------------     ----       ----      -----       -----
Less expense waiver/reimbursement               0.09       0.15       0.00        0.42
-------------------------------------------     ----       ----      -----       -----
NET ANNUAL FUND OPERATING EXPENSES              1.66       2.41       1.24        1.41
-------------------------------------------     ----       ----      -----       -----


(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.


The Advisor has contractually agreed through April 30, 2011, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 1.66%, 2.41% and 1.41% for Class A, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.



EXAMPLE


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for Class A, Class C and Class S shares) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 734     $ 344     $ 126     $ 144
--       -----     -----     -----     -----
3        1,086       782       393       535
--       -----     -----     -----     -----
5        1,461     1,347       681       951
--       -----     -----     -----     -----
10       2,512     2,884     1,500     2,114
--       -----     -----     -----     -----


You would pay the following expenses if you did not redeem your shares:




YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 734     $ 244     $ 126     $ 144
--       -----     -----     -----     -----
3        1,086       782       393       535
--       -----     -----     -----     -----
5        1,461     1,347       681       951
--       -----     -----     -----     -----
10       2,512     2,884     1,500     2,114
--       -----     -----     -----     -----


                                       1
PROSPECTUS May 1, 2010            DWS RREEF Global Real Estate Securities Fund

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.



Portfolio turnover rate for fiscal year 2009: 114%.




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. Under normal circumstances, the fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), in the equity securities of real estate investment trusts (REITs) and real estate operating companies listed on recognized stock exchanges around the world. A security is eligible for investment if (i) the issuer of the security has a market capitalization of at least $50 million and, in the opinion of portfolio management, at least 50% of its revenues or 50% of the market value of its assets at the time of purchase are attributed to the ownership, construction, management or sale of real estate; and (ii) it is listed on a recognized public foreign or domestic stock exchange or traded over the counter. The fund may also invest in unlisted securities that are expected to be listed on a recognized public stock exchange or traded over the counter within six months from the time of investment.



The fund's equity investments are mainly common stocks, but may also include other types of equities, such as preferred or convertible stocks. Currently, the fund does not intend to borrow for investment purposes.



The fund may also invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and other derivatives, which prohibits leverage of the fund's assets by investing in a derivative security. In addition, while the fund does not currently plan to hedge foreign currency risk, the fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar transactions, in connection with its investments in securities of foreign companies.



MANAGEMENT PROCESS. The fund seeks to take advantage of the extensive expertise of its investment advisor's and its affiliates' dedicated, in-house direct real estate investment teams located in the United States, Europe, Asia and Australia.


In choosing securities, portfolio management uses a combination of two analytical disciplines:


TOP-DOWN RESEARCH. Portfolio management analyzes market-wide investment conditions to arrive at the fund's weighting across regional markets (i.e., the portfolio weighting across investments in the Americas, Europe, Asia and Australia), and, within these regions, its strategy across investment sectors, such as office, industrial, retail, hospitality and residential apartment real estate sectors. The research includes analysis of various factors, including real estate market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.


BOTTOM-UP RESEARCH. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the fund's exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities they believe can provide superior returns over the long-term, and to sell those that they believe no longer represent the strongest prospects. The fund's security selection strategy focuses on identifying securities that have the potential for price appreciation and pay attractive, reliable dividends. It is expected that the majority of the fund's returns will be generated by security-specific investment decisions, which are the responsibility of portfolio managers located in the respective geographical regions.



The Global Property Asset Allocation Committee of the investment advisor and its affiliates, which is comprised of the portfolio managers from each region and chaired by the lead portfolio manager for global real estate security investments, determines the allocation of the fund's investments across geographic regions.

--------------------------------------------------------------------------------


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs.


FOREIGN INVESTMENT RISK. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the



                                       2
PROSPECTUS May 1, 2010            DWS RREEF Global Real Estate Securities Fund
fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

CONCENTRATION RISK - REAL ESTATE SECURITIES. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.



SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.



PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


More information about fund risks, including additional risk factors not discussed above, is included in Fund Details and the fund's SAI.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]










  -7.84      -48.64    36.71
   2007      2008      2009








Best Quarter: 35.70%, Q2 2009      Worst Quarter: -32.67%, Q4 2008
Year-to-Date as of 3/31/10: 2.98%


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)


These returns include sales charges, if any. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class A and would



                                       3
PROSPECTUS May 1, 2010            DWS RREEF Global Real Estate Securities Fund
be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.




                                 CLASS           1       SINCE
                             INCEPTION        YEAR   INCEPTION
                           -----------  ----------  ----------
CLASS A before tax            7/5/06        28.85       -7.62
-------------------------     ------        -----      ------
  After tax on
  distributions                             24.96       -9.22
  After tax on distribu-
  tions, with sale                          18.85       -7.11
-------------------------  ------           -----      ------
CLASS C before tax            7/5/06        35.68       -6.87
-------------------------     ------        -----      ------
INST CLASS before tax         7/5/06        37.07       -5.74
-------------------------     ------        -----      ------
CLASS S before tax            7/5/06        37.13       -5.81
-------------------------     ------        -----      ------
THE FTSE EPRA/NAREIT
DEVELOPED INDEX                             38.26       -4.76
-------------------------  ------           -----      ------



Index comparison begins on June 30, 2006.




MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



SUBADVISOR:

RREEF America L.L.C.



SUB-SUBADVISORS:

RREEF Global Advisors Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited.



PORTFOLIO MANAGER(S)

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2006.


DANIEL EKINS, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


JOHN HAMMOND, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


WILLIAM LEUNG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.


JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


TO PLACE ORDERS


MAIL           First Investment          DWS Investments, PO Box 219356
                                         Kansas City, MO 64121-9356
               Additional Investments    DWS Investments, PO Box 219154
                                         Kansas City, MO 64121-9154
               Exchanges and             DWS Investments, PO Box 219557
               Redemptions               Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
                                        Institutional Class shares: (800) 730-1313
                                        M - F 8:30 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       4
PROSPECTUS May 1, 2010            DWS RREEF Global Real Estate Securities Fund

FUND DETAILS

OTHER POLICIES AND RISKS

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. In addition, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the fund's 80% investment policy as described herein.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term investment-grade rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.


o Certain DWS fund-of-funds are permitted to invest in the fund. As a result, the fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the fund's performance if the fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the fund's transaction costs.


Additional risks listed below are in alphabetical order.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its investment objective.


A complete list of the fund's portfolio holdings as of the month-end is posted on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor or a subadvisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                    FEE PAID
-----------------------  ------------
DWS RREEF Global Real
Estate Securities Fund        0.93%*
------------------------      ----



* Reflecting the effect of expense limitations and/or fee waivers then in effect.

Through September 30, 2010, the Advisor has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.41% for Institutional Class shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest, or certain other expenses.


Through September 30, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.


The Advisor has voluntarily agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.50%, 2.25%, 1.35% and 1.25% for Class A, Class C, Class S and Institutional Class shares, respectively. The Advisor, at its discretion, may revise or discontinue this arrangement at any time and it does not extend to extraordinary expenses, taxes, brokerage and interest expense.



A discussion regarding the basis for the Board's approval of the fund's investment management agreement, subadvisory agreement and sub-subadvisory agreements is contained in the most recent shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor. The fund cannot rely on the SEC order until shareholders have approved the operation of the fund in the manner described in this paragraph.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing




                                       6
PROSPECTUS May 1, 2010                                            Fund Details
subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC. The fund would not be able to rely on such relief with respect to the hiring and replacement of affiliated subadvisors until shareholders have approved the operation of the fund in the manner described in this paragraph.


SUBADVISOR FOR THE FUND

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund. RREEF, a registered investment advisor, is located at 875 N. Michigan Avenue, Chicago, Illinois 60611. DIMA pays a fee to RREEF pursuant to an investment subadvisory agreement between DIMA and RREEF.


RREEF makes the investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions.


RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.


THE SUB-SUBADVISORS

Pursuant to investment subadvisory agreements between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF and manage the fund's investments in specific foreign markets. Through the Global Property Asset Allocation Committee, RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors. RREEF pays a fee to each sub-subadvisor pursuant to the investment subadvisory agreement between RREEF and each sub-subadvisor.



RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, will evaluate stock selections for the European portion of the fund's assets. Deutsche Asset Management (Hong Kong) Limited, 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 16, Deutsche Bank Place, Cnr Hunter & Phillip Streets, Sydney, Australia, NSW, 2000, will evaluate stock selections for the Asian and Australian portions of the fund's assets, respectively.


MANAGEMENT


DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

JOHN F. ROBERTSON, CFA, MANAGING DIRECTOR. Lead Portfolio Manager of the fund. Joined the fund in 2006.

o Joined RREEF in 1997, Deutsche Asset Management in 2002; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.


o Global Head of RREEF Real Estate Securities with over 18 years of investment industry experience.


o  BA, Wabash College; MBA, Indiana University.

DANIEL EKINS, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o  Joined RREEF in 1997, Deutsche Asset Management in 2002.


o  Over 23 years of investment industry experience.


o  BS, University of South Australia.

JOHN HAMMOND, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined RREEF and Deutsche Asset Management in 2004; previously was Director at Schroder Property Investment Management and Director at Henderson Global Investors.


o  Over 17 years of investment industry experience.


o  BSc, University of Reading, UK.

WILLIAM LEUNG, DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined Deutsche Asset Management in 2000; previously was an equity research analyst focusing on Hong Kong and China at Merrill Lynch and UBS Warburg.


o  Over 12 years of investment industry experience.


o  MBA, Hong Kong University of Science & Technology.

JOHN W. VOJTICEK, MANAGING DIRECTOR. Portfolio Manager of the fund. Joined the fund in 2006.

o Joined RREEF and Deutsche Asset Management in 2004; previously worked for Principal at KG Redding and Associates, March 2004-September 2004 and Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management from 2002-March 2004.


o  Over 13 years of investment industry experience.


o  BS, University of Southern California.

The fund's Statement of Additional Information provides additional information about a portfolio manager's investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.


                                       7
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

This prospectus offers the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures:

o CLASS A AND C SHARES are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

o INSTITUTIONAL CLASS SHARES AND CLASS S SHARES are only available to particular investors or through certain programs, as described below.

The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.


If you're investing directly with DWS Investments, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.


You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.



CHOOSING A SHARE CLASS


Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you.


We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial advisor to determine which class of shares is appropriate for you.




 CLASSES AND FEATURES               POINTS TO HELP YOU COMPARE
 CLASS A
 o Sales charge of up to 5.75%     o Some investors may be able to
   charged when you buy shares       reduce or eliminate their sales
                                     charge; see "Class A shares"
 o In most cases, no charge
   when you sell shares            o Total annual expenses are
                                     lower than those for Class C
 o Up to 0.25% annual share-
   holder servicing fee            o Distributions are generally
                                     higher than Class C
 CLASS C
 o No sales charge when you        o Unlike Class A shares, Class C
   buy shares                        shares do not have a sales
                                     charge when buying shares,
 o Deferred sales charge of          but have higher annual
   1.00%, charged when you sell      expenses than those for Class
   shares you bought within the      A shares and a one year
   last year                         deferred sales charge
 o 0.75% annual distribution
   fee                             o Distributions are generally
   and up to 0.25% annual share-     lower than Class A
   holder servicing fee
                                   o Maximum investment of
                                    $500,000
 INSTITUTIONAL CLASS
 o No sales charge when you        o Only available to certain institu-
   buyshares and no deferred sales   tional investors; typically
   charge when you sell shares       $1,000,000 minimum initial
                                     investment
                                   o Distributions are generally
                                     higher than Class A and C, and
                                     may be higher than Class S,
                                     depending on relative expenses
 CLASS S
 o No sales charge when you        o Limited availability, see "Eligibil-
   buy shares and no deferred sales  ity Requirements" under
   charge when you sell shares       "Class S Shares"



Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. The fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the share class and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.


CLASS A SHARES

Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.



Class A shares have an up-front sales charge that varies with the amount you invest:



                               FRONT-END SALES       FRONT-END SALES
                                   CHARGE AS %   CHARGE AS % OF YOUR
YOUR INVESTMENT         OF OFFERING PRICE(1,2)     NET INVESTMENT(2)
--------------------  ------------------------  --------------------
Under $50,000         5.75%                     6.10%
--------------------  -----                     -----
$  50,000-$99,999     4.50                      4.71
-----------------     -----                     -----
$100,000-$249,999     3.50                      3.63
-----------------     -----                     -----
$250,000-$499,999     2.60                      2.67
-----------------     -----                     -----
$500,000-$999,999     2.00                      2.04
-----------------     -----                     -----
$1 million or more    see below                 see below
--------------------  ------------------------  --------------------

(1) The "offering price", the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
(2) Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

o you indicate your intent in writing to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months (Letter of Intent)

o the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're investing now in Class A shares is at least $50,000 (Cumulative Discount)

o you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day (Combined Purchases)

The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.


For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.


To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.


For more information about sales charge discounts, please visit www.dws-investments.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in the fund's Statement of Additional Information.


IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in Class A shares of the fund. In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).


Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in the fund's Statement of Additional Information.


There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.


IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) on any shares you sell (see the "Shareholder Fees" table for the CDSC applicable for these shares). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


CLASS C SHARES

Class C shares may appeal to investors who aren't certain of their investment time horizon.


With Class C shares, you pay no up-front sales charge to the fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Class C shares have a CDSC, but only on shares you sell within one year of buying them:



YEAR AFTER YOU BOUGHT SHARES    CDSC ON SHARES YOU SELL
-----------------------------  ------------------------
First year                     1.00%
------------------------------ ----
Second year and later          None
------------------------------ ----

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.


While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.


Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.


INSTITUTIONAL CLASS SHARES

You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("financial advisor"). Contact them for details on how to place and pay for your order.


ELIGIBILITY REQUIREMENTS. You may buy Institutional Class shares if you are any of the following:

o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

o  An employee benefit plan with assets of at least $50 million.

o A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

o  A client of the private banking division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS mutual funds.


o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares in the funds.

INVESTMENT MINIMUM


The minimum initial investment is waived for:

o Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.


o Investment advisory affiliates of Deutsche Bank Securities, Inc., DWS funds or Deutsche funds purchasing shares for the accounts of their investment advisory clients.

o  Employee benefit plans with assets of at least $50 million.

o  Clients of the private banking division of Deutsche Bank AG.

o Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.

o  A current or former director or trustee of the Deutsche or DWS funds.

o An employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds.

o Registered investment advisors who trade through platforms approved by the Advisor and whose client assets in the aggregate meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

o Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account, and that meet or, in the Advisor's judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.

The fund reserves the right to modify the above eligibility requirements and investment minimum at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for specific employee benefit plans (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where a particular account or program may not on its own meet such minimum amount.


CLASS S SHARES

Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


ELIGIBILITY REQUIREMENTS. Class S shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described below. The following investors may purchase Class S shares of DWS funds either (i) directly from DWS Investments Distributors, Inc. ("DIDI"), the fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS funds as of December 31, 2004.

o Existing shareholders of Class S shares of any DWS fund as of December 31, 2004, and household members residing at the same address.



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class AARP and Class S on July 17, 2006 and household members residing at the same address.

o Shareholders who have owned Class S shares continuously since December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS fund.

o Any participant who has owned Class S shares of any DWS fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS fund.

o Any participant who owns Class S shares of any DWS fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS fund at any time, including after December 31, 2004.

o Officers, fund Board Members, and full-time employees and their family members, of the Advisor and its affiliates.

o Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DIDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

o Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17, 2006.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

o Shareholders of Class S of any DWS fund who became Class S shareholders in connection with the renaming or conversion of Investment Class to Class S on October 23, 2006.

The following additional investors may purchase Class S shares of DWS funds.

o Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap" fee program or other fee based program.

o Any group retirement, employee stock, bonus, pension or profit-sharing plans.

o Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan (i.e., when the DWS fund is one of various investment options in a 529 College Savings Plan sponsored by another provider).

o Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.


DIDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.



BUYING, EXCHANGING AND SELLING SHARES


The following information applies to Class A, C, Institutional and S shares.


TO CONTACT DWS INVESTMENTS


BY PHONE


CLASS    NUMBER
-------  ---------------
A C      (800) 621-1048
-------  ---------------
INST     (800) 730-1313
-------  ---------------
S        (800) 728-3337
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     DWS Investments
-----------------  Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       DWS Investments
  Investments      Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY SHARES


Please note that your account cannot be opened until we receive a completed account application.


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, C and S shares and no minimum additional investment for Class A and Class S shares. Institutional Class shares also have no additional investment minimum. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.


                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund

THROUGH A FINANCIAL ADVISOR

Contact your financial advisor to obtain a new account application or for instructions about how to set up a new account. Your advisor can also assist with making additional investments into an existing account.


BY MAIL OR EXPEDITED MAIL

To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to "DWS Investments" for the required initial minimum investment for the share class you have selected.


Once your account is established, to make additional investments, send a check made payable to "DWS Investments" and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


BY AUTOMATIC INVESTMENT PLAN

If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Investments are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account. Termination by a shareholder will become effective within thirty days after DWS Investments has received the request. The fund may immediately terminate a shareholder's Automatic Investment Plan in the event that any item is unpaid by the shareholder's financial institution.


OTHER WAYS TO BUY SHARES

The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions and any required paperwork.


BY PHONE USING QUICKBUY (FOR ADDITIONAL INVESTMENTS ONLY). Call DWS Investments using the appropriate telephone number for your share class. You can use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH), or you can choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.


ON THE INTERNET (FOR ADDITIONAL INVESTMENTS ONLY). Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a purchase with money from the bank account you have established on your DWS account(s).


BY WIRE (FOR ADDITIONAL INSTITUTIONAL CLASS INVESTMENTS ONLY). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase. If your wire is not received by 4:00 p.m. Eastern time on the next business day after the fund receives your request to purchase shares, your transaction will be canceled at your expense and risk.


WIRE DETAILS


Bank name        State Street Bank Boston
---------------  --------------------------------
Routing Number   011000028
---------------- ---------
Attention        DWS Investments
---------------- --------------------------------
DDA Number       9903-5552
---------------- ---------
FBO              (Account name) (Account number)
---------------- -------------------------------
Credit           (Fund name, Fund number and, if
----------------
                 applicable, class name)
                 --------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.



HOW TO EXCHANGE SHARES


REQUIREMENTS AND LIMITS


CLASS   EXCHANGING INTO ANOTHER FUND ($)
------- -----------------------------------------------
A C     1,000 minimum into new non-IRA accounts per
------- fund
        500 minimum into new IRA accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------
INST    1,000,000 minimum into new accounts per fund
------- 50 minimum into all existing accounts per fund
        -----------------------------------------------
S       2,500 minimum into new non-IRA accounts per
------- fund
        1,000 minimum into new IRA and UTMA/UGMA
        accounts per fund
        50 minimum into all existing accounts per fund
        -----------------------------------------------

Exchanges are allowed between like share classes only.

In addition to what is detailed below, your financial advisor can assist you with exchanging shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system to place your exchange, or you may choose to be



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund
transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish an Automatic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.

ON THE INTERNET

Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request an exchange to another DWS fund.


BY MAIL OR EXPEDITED MAIL

Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.



HOW TO SELL SHARES


REQUIREMENTS AND LIMITS


       SELLING SHARES ($)
       --------------------------------------------
A C    Check redemption:
------
       Up to 100,000. More than 100,000 see
       "Signature Guarantee"
       QuickSell to your bank: Minimum 50, maximum
       250,000
       Wire redemption to your bank: Minimum 1,000
       --------------------------------------------
INST   Same as Classes A and C
------ --------------------------------------------
S      Same as Classes A and C
------ --------------------------------------------

In addition to what is detailed below, your financial advisor can assist you with selling shares. Please contact your financial advisor using the method that is most convenient for you.


BY PHONE

Call DWS Investments using the appropriate telephone number for your share class. You may use our automated system or you may choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account.


OTHER WAYS TO SELL SHARES


The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions and any required paperwork to add them to an existing account. Depending on the method you choose to request these redemptions, different transaction maximums may apply.


BY PHONE USING QUICKSELL. Call DWS Investments using the appropriate phone number for your share class. You may request a QuickSell redemption (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish an Automatic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct.


ON THE INTERNET. Register at www.dws-investments.com to set up on-line access to your account(s). Or, log in to the website if you have previously registered. Follow the instructions on the website to request a redemption from your account using the desired method from your available options.


BY MAIL OR EXPEDITED MAIL. Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address.


Some redemptions can only be ordered in writing with a signature guarantee. For more information, please contact DWS Investments using the appropriate telephone number for your share class.


BY WIRE. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone. To sell by wire, call DWS Investments using the appropriate telephone number for your share class. After you inform DWS Investments of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by 4:00 p.m. Eastern time to wire to your account the next business day.



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or



                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund
service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/ networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.



POLICIES ABOUT TRANSACTIONS


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.



                                       14
PROSPECTUS May 1, 2010                                   Investing in the Fund

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


SUB-MINIMUM BALANCES FOR CLASS A AND C. The fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


SUB-MINIMUM BALANCES FOR INSTITUTIONAL CLASS. The fund may redeem your shares and close your account on 60 days' notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.


SUB-MINIMUM BALANCES FOR CLASS S. The fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).


An account maintenance fee of $6.25 per quarter (for a $25 annual fee) will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the 15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee does not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; and (v) accounts held by shareholders who maintain $100,000 or more in aggregate assets in DWS fund shares.


MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund's portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., "time zone arbitrage"). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.


Pursuant to its policies, the fund will impose a 2% redemption fee on fund shares held for less than a specified holding period (subject to certain exceptions discussed



                                       15
PROSPECTUS May 1, 2010                                   Investing in the Fund
below under "Redemption fees"). The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund. The fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to the fund's redemption fee policy (see "Redemption fees" described below).


The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.


In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds' policy, may permit certain transactions not permitted by the DWS funds' policies, or prohibit transactions not subject to the DWS funds' policies.


The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.


In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See "How the fund calculates share price.")


There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.


The fund's market timing policies and procedures may be modified or terminated at any time.


REDEMPTION FEES. The fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.


The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another



                                       16
PROSPECTUS May 1, 2010                                   Investing in the Fund
and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund. For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the fund's. Subject to approval by the Advisor or the fund's Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the fund's policies) and remit the fees to the fund.

The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
(iv) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/

feeder relationship, redemptions by the feeder fund from the master portfolio;
(v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii) transactions involving hardship of any registered shareholder; (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by the fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions in shares of the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

THE AUTOMATED INFORMATION LINE is available 24 hours a day by calling the appropriate telephone number for your share class. You can use our automated phone service to get information on DWS funds generally and on accounts held directly at DWS Investments. You can also use this service to request share transactions.



TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate phone number on the back cover.



Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personal security information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to DWS Investments and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.



                                       17
PROSPECTUS May 1, 2010                                   Investing in the Fund

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


WHEN YOU SELL SHARES THAT HAVE A CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another. When you sell shares of the fund that you exchanged into, however, a CDSC may be imposed which may differ from the schedule for the fund you exchanged out of. Your shares will retain their original cost and purchase date.


There are certain cases in which you may be exempt from a CDSC. These include:

o The death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

o Withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

o  Withdrawals related to certain retirement or benefit plans

o Redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o For Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

o For Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly


In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.



IF YOU SELL SHARES IN A DWS FUND FOR WHICH YOU PAID A SALES CHARGE AND THEN DECIDE TO INVEST WITH DWS INVESTMENTS AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS Investments. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.



You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE. Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser, may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also



                                       18
PROSPECTUS May 1, 2010                                   Investing in the Fund
be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").


THE FUND CHARGES A REDEMPTION FEE EQUAL TO 2% of the value of shares redeemed or exchanged within 15 days of purchase. Please see "Policies about transactions - Redemption fees" for further information.


WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is -expected that the greater the percentage of fund assets that is -invested in non-US securities, the more extensive will be the -fund's use of fair value pricing. This is intended to reduce the fund's exposure to "time zone arbitrage" and other harmful -trading practices. (See "Market -timing policies and procedures.")


TO THE EXTENT THAT THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities the fund owns may ultimately affect the price of fund shares the next time the NAV is calculated.)



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for



                                       19
PROSPECTUS May 1, 2010                                   Investing in the Fund
more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or other distribution for a given period.

THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS to its shareholders in November or December and, if necessary, may do so at other times as well.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


For federal income tax purposes, income and capital gains distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. Under the terms of employer-sponsored qualified plans, and retirement plans, reinvestment (at NAV) is the only option.


BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.


THE FEDERAL INCOME TAX STATUS of the fund's earnings you receive and your own fund transactions generally depends on their type:



GENERALLY TAXED AT LONG-TERM        GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                 INCOME RATES:
 DISTRIBUTIONS FROM THE FUND
 o gains from the sale of         o gains from the sale of securi-
   securi-
   ties held (or treated as held)   ties held by the fund for one
   by the fund for more than        year or less
   one year                       o all other taxable income
 o qualified dividend income
 TRANSACTIONS INVOLVING FUND
 SHARES
 o gains from selling fund        o gains from selling fund
   shares held for more than        shares held for one year or
   one year                         less


ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY THE FUND MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, the fund's yield on those securities would generally be decreased. The fund may elect to pass through to its shareholders a credit or deduction for foreign taxes it has paid if at the end of its fiscal year more than 50% of the value of the fund's total assets consists of stocks or securities of foreign corporations. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.


Investments in certain debt obligations or other securities may cause the fund to recognize taxable income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund's shares for the lower tax rates to apply.


Dividends received by the fund from a REIT may be treated as qualified dividend income only to the extent the dividends are attributable to qualified dividend income received by such REIT. Distributions received by the fund from REITs will not be eligible for the dividends received deduction.



                                       20
PROSPECTUS May 1, 2010                                   Investing in the Fund

For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been temporarily reduced to 15%, in general, with lower rates applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. For taxable years beginning on or after January 1, 2011, the maximum long-term capital gain rate is scheduled to return to 20%.



Certain types of income received by a fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as "excess inclusion income." To fund shareholders such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income ("UBTI") for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not generally be offset by net operating losses; (3) not be eligible for reduced US withholding for non-US shareholders, including shareholders from tax treaty countries; and (4) cause the fund to be subject to tax if certain "disqualified organizations" are fund shareholders.



YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EARLY EACH YEAR. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.



Because the REITs invested in by the fund do not provide complete information about the taxability of their distributions until after the calendar year-end, in order to determine how much of the fund's distribution is taxable to shareholders, the fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV.



IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after the fund pays a dividend. In tax-advantaged retirement accounts you generally do not need to worry about this.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares.


CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from the fund, provided certain holding period and other requirements are met.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       21
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).


DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND -  CLASS A





YEARS ENDED DECEMBER 31,                               2009            2008             2007           2006(A)
------------------------------------------------  -------------  ----------------  --------------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------            -                -               -
NET ASSET VALUE, BEGINNING OF PERIOD                $  5.38         $  10.50         $  12.22        $  10.00
------------------------------------------------    -------         --------         --------        --------
Income (loss) from investment operations:
  Net investment income(b)                              .13              .16              .13             .08
------------------------------------------------    -------         --------         --------        --------
  Net realized and unrealized gain (loss)              1.84           ( 5.27)          ( 1.05)           2.34
------------------------------------------------    -------         --------         --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.97           ( 5.11)          (  .92)           2.42
------------------------------------------------    -------         --------         --------        --------
Less distributions from:
  Net investment income                               ( .62)          (  .00)***       (  .63)         (  .15)
------------------------------------------------    -------         --------         --------        --------
  Net realized gains                                      -                -           (  .17)         (  .05)
------------------------------------------------    -------         --------         --------        --------
  Return of capital                                       -           (  .01)               -               -
------------------------------------------------    -------         --------         --------        --------
  TOTAL DISTRIBUTIONS                                 ( .62)          (  .01)          (  .80)         (  .20)
------------------------------------------------    -------         --------         --------        --------
Redemption fee                                          .00***           .00***           .00***          .00***
------------------------------------------------    -------         --------         --------        --------
NET ASSET VALUE, END OF PERIOD                      $  6.73         $   5.38         $  10.50        $  12.22
------------------------------------------------    -------         --------         --------        --------
Total Return (%)(c,d)                                 36.71           (48.64)          ( 7.84)          24.26**
------------------------------------------------    -------         --------         --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------     --------         --------        --------
Net assets, end of period ($ millions)                  371              226              424             288
------------------------------------------------    -------         --------         --------        --------
Ratio of expenses before expense reductions (%)        1.75             1.73             1.71            1.97*
-------------------------------------------------   -------         --------         --------        --------
Ratio of expenses after expense reductions (%)         1.44             1.50             1.51            1.51*
-------------------------------------------------   -------         --------         --------        --------
Ratio of net investment income (%)                     2.22             1.92             1.14            1.39*
-------------------------------------------------   -------         --------         --------        --------
Portfolio turnover rate (%)                             114               77               71              28**
-------------------------------------------------   -------         --------         --------        --------



(a) For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charges.
(d)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized
***   Amount is less than $.005.


                                       22
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - CLASS C





YEARS ENDED DECEMBER 31,                               2009           2008            2007           2006(A)
------------------------------------------------  -------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------           -               -               -
NET ASSET VALUE, BEGINNING OF PERIOD                $  5.40        $  10.62        $  12.23        $  10.00
------------------------------------------------    -------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                              .10             .09             .03             .02
------------------------------------------------    -------        --------        --------        --------
  Net realized and unrealized gain (loss)              1.81          ( 5.31)         ( 1.06)           2.35
------------------------------------------------    -------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.91          ( 5.22)         ( 1.03)           2.37
------------------------------------------------    -------        --------        --------        --------
Less distributions from:
  Net investment income                               ( .56)              -          (  .41)         (  .09)
------------------------------------------------    -------        --------        --------        --------
  Net realized gains                                      -               -          (  .17)         (  .05)
------------------------------------------------    -------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                 ( .56)              -          (  .58)         (  .14)
------------------------------------------------    -------        --------        --------        --------
Redemption fee                                          .00***          .00***          .00***          .00***
------------------------------------------------    -------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                      $  6.75        $   5.40        $  10.62        $  12.23
------------------------------------------------    -------        --------        --------        --------
Total Return (%)(c,d)                                 35.68          (49.15)         ( 8.67)          23.75**
------------------------------------------------    -------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------    --------        --------        --------
Net assets, end of period ($ millions)                   25              30              90              27
------------------------------------------------    -------        --------        --------        --------
Ratio of expenses before expense reductions (%)        2.56            2.49            2.42            2.51*
-------------------------------------------------   -------        --------        --------        --------
Ratio of expenses after expense reductions (%)         2.21            2.26            2.40            2.45*
-------------------------------------------------   -------        --------        --------        --------
Ratio of net investment income (%)                     1.45            1.16             .25             .45*
-------------------------------------------------   -------        --------        --------        --------
Portfolio turnover rate (%)                             114              77              71              28**
-------------------------------------------------   -------        --------        --------        --------



(a) For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
(b)        Based on average shares outstanding during the period.
(c)        Total return does not reflect the effect of any sales charges.
(d)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized
***   Amount is less than $.005.


                                       23
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - INSTITUTIONAL CLASS





YEARS ENDED DECEMBER 31,                               2009           2008            2007           2006(A)
------------------------------------------------  -------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------           -               -               -
NET ASSET VALUE, BEGINNING OF PERIOD                $  5.38        $  10.49        $  12.23        $  10.00
------------------------------------------------    -------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                              .15             .18             .17             .09
------------------------------------------------    -------        --------        --------        --------
  Net realized and unrealized gain (loss)              1.83          ( 5.25)         ( 1.07)           2.35
------------------------------------------------    -------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.98          ( 5.07)         (  .90)           2.44
------------------------------------------------    -------        --------        --------        --------
Less distributions from:
  Net investment income                               ( .64)         (  .03)         (  .67)         (  .16)
------------------------------------------------    -------        --------        --------        --------
  Net realized gains                                      -               -          (  .17)         (  .05)
------------------------------------------------    -------        --------        --------        --------
  Return of capital                                       -          (  .01)              -               -
------------------------------------------------    -------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                 ( .64)         (  .04)         (  .84)         (  .21)
------------------------------------------------    -------        --------        --------        --------
Redemption fee                                          .00***          .00***          .00***          .00***
------------------------------------------------    -------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                      $  6.72        $   5.38        $  10.49        $  12.23
------------------------------------------------    -------        --------        --------        --------
Total Return (%)(c)                                   37.07          (48.34)         ( 7.64)          24.35**
------------------------------------------------    -------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------    --------        --------        --------
Net assets, end of period ($ millions)                  206             158             180               5
------------------------------------------------    -------        --------        --------        --------
Ratio of expenses before expense reductions (%)        1.24            1.27            1.30            1.46*
-------------------------------------------------   -------        --------        --------        --------
Ratio of expenses after expense reductions (%)         1.17            1.26            1.29            1.36*
-------------------------------------------------   -------        --------        --------        --------
Ratio of net investment income (%)                     2.49            2.16            1.35            1.54*
-------------------------------------------------   -------        --------        --------        --------
Portfolio turnover rate (%)                             114              77              71              28**
-------------------------------------------------   -------        --------        --------        --------



(a) For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized
***   Amount is less than $.005.


                                       24
PROSPECTUS May 1, 2010                                    Financial Highlights

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - CLASS S





YEARS ENDED DECEMBER 31,                               2009           2008            2007           2006(A)
------------------------------------------------  -------------  --------------  --------------  --------------
SELECTED PER SHARE DATA
---------------------------------------------------------------           -               -               -
NET ASSET VALUE, BEGINNING OF PERIOD                $  5.37        $  10.50        $  12.23        $  10.00
------------------------------------------------    -------        --------        --------        --------
Income (loss) from investment operations:
  Net investment income(b)                              .14             .18             .16             .08
------------------------------------------------    -------        --------        --------        --------
  Net realized and unrealized gain (loss)              1.84          ( 5.27)         ( 1.06)           2.36
------------------------------------------------    -------        --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                     1.98          ( 5.09)         (  .90)           2.44
------------------------------------------------    -------        --------        --------        --------
Less distributions from:
  Net investment income                               ( .64)         (  .03)         (  .66)         (  .16)
------------------------------------------------    -------        --------        --------        --------
  Net realized gains                                      -               -          (  .17)         (  .05)
------------------------------------------------    -------        --------        --------        --------
  Return of capital                                       -          (  .01)              -               -
------------------------------------------------    -------        --------        --------        --------
  TOTAL DISTRIBUTIONS                                 ( .64)         (  .04)         (  .83)         (  .21)
------------------------------------------------    -------        --------        --------        --------
Redemption fee                                          .00***          .00***          .00***          .00***
------------------------------------------------    -------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD                      $  6.71        $   5.37        $  10.50        $  12.23
------------------------------------------------    -------        --------        --------        --------
Total Return (%)(c)                                   37.13          (48.48)         ( 7.72)          24.41**
------------------------------------------------    -------        --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------    --------        --------        --------
Net assets, end of period ($ millions)                   96              77             123              20
------------------------------------------------    -------        --------        --------        --------
Ratio of expenses before expense reductions (%)        1.83            1.87            1.70            1.50*
-------------------------------------------------   -------        --------        --------        --------
Ratio of expenses after expense reductions (%)         1.29            1.26            1.35            1.41*
-------------------------------------------------   -------        --------        --------        --------
Ratio of net investment income (%)                     2.37            2.16            1.29            1.49*
-------------------------------------------------   -------        --------        --------        --------
Portfolio turnover rate (%)                             114              77              71              28**
-------------------------------------------------   -------        --------        --------        --------



(a) For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
(b)        Based on average shares outstanding during the period.
(c)        Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized
***   Amount is less than $.005.


                                       25
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.



DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - CLASS A





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             5.75%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.66%        -2.60%      $  9.739.80     $   734.07
 ---         -----          ----        ------       -----------     ----------
   2         10.25%         1.75%         0.56%      $ 10,056.34     $   173.22
 ---         -----          ----        ------       -----------     ----------
   3         15.76%         1.75%         3.83%      $ 10,383.17     $   178.85
 ---         -----          ----        ------       -----------     ----------
   4         21.55%         1.75%         7.21%      $ 10,720.62     $   184.66
 ---         -----          ----        ------       -----------     ----------
   5         27.63%         1.75%        10.69%      $ 11,069.04     $   190.66
 ---         -----          ----        ------       -----------     ----------
   6         34.01%         1.75%        14.29%      $ 11,428.79     $   196.86
 ---         -----          ----        ------       -----------     ----------
   7         40.71%         1.75%        18.00%      $ 11,800.22     $   203.25
 ---         -----          ----        ------       -----------     ----------
   8         47.75%         1.75%        21.84%      $ 12,183.73     $   209.86
 ---         -----          ----        ------       -----------     ----------
   9         55.13%         1.75%        25.80%      $ 12,579.70     $   216.68
 ---         -----          ----        ------       -----------     ----------
 10          62.89%         1.75%        29.89%      $ 12,988.54     $   223.72
 ---         -----          ----        ------       -----------     ----------
TOTAL                                                                $ 2,511.83
---                                                                  ----------


                                       26
PROSPECTUS May 1, 2010                                                Appendix

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - CLASS C





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         2.41%         2.59%       $ 10,259.00    $   244.12
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         2.56%         5.09%       $ 10,509.32    $   265.83
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         2.56%         7.66%       $ 10,765.75    $   272.32
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         2.56%        10.28%       $ 11,028.43    $   278.97
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         2.56%        12.98%       $ 11,297.52    $   285.77
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         2.56%        15.73%       $ 11,573.18    $   292.75
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         2.56%        18.56%       $ 11,855.57    $   299.89
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         2.56%        21.45%       $ 12,144.85    $   307.21
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         2.56%        24.41%       $ 12,441.18    $   314.70
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         2.56%        27.45%       $ 12,744.75    $   322.38
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,883.94
---                                                                  ----------



DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - INSTITUTIONAL CLASS





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.24%         3.76%       $ 10,376.00    $   126.33
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.24%         7.66%       $ 10,766.14    $   131.08
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.24%        11.71%       $ 11,170.94    $   136.01
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.24%        15.91%       $ 11,590.97    $   141.12
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.24%        20.27%       $ 12,026.79    $   146.43
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.24%        24.79%       $ 12,479.00    $   151.94
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.24%        29.48%       $ 12,948.21    $   157.65
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.24%        34.35%       $ 13,435.06    $   163.58
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.24%        39.40%       $ 13,940.22    $   169.73
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.24%        44.64%       $ 14,464.37    $   176.11
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,499.98
---                                                                  ----------


                                       27
PROSPECTUS May 1, 2010                                                Appendix

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND - CLASS S





            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         1.41%         3.59%       $ 10,359.00    $   143.53
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.83%         6.87%       $ 10,687.38    $   192.57
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.83%        10.26%       $ 11,026.17    $   198.68
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.83%        13.76%       $ 11,375.70    $   204.98
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.83%        17.36%       $ 11,736.31    $   211.47
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.83%        21.08%       $ 12,108.35    $   218.18
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.83%        24.92%       $ 12,492.19    $   225.09
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.83%        28.88%       $ 12,888.19    $   232.23
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.83%        32.97%       $ 13,296.74    $   239.59
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.83%        37.18%       $ 13,718.25    $   247.19
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 2,113.51
---                                                                  ----------



ADDITIONAL INDEX INFORMATION


The FTSE EPRA/NAREIT DEVELOPED INDEX is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The Index is designed to reflect the stock performance of companies engaged in specific aspects of major world real estate markets/regions. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.



                                       28
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.



You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219151
                  Kansas City, MO
                  64121-9151
                  www.dws-investments.com
                  Class A or C: (800) 621-1048
                  Institutional Class: (800) 730-1313
                  Class S: (800) 728-3337
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Advisor Funds
                  DWS RREEF Global Real Estate Securi-
                  ties Fund
                  811-04760


                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group







(05/01/10) DRGRESF-1

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010




Tax Free Money Fund Investment
CLASS/TICKER                    INSTITUTIONAL SHARES   BTTXX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS





TAX FREE MONEY FUND INVESTMENT
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  1
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  3
Purchase and Sale of Fund Shares...............  3
Tax Information................................  3
Payments to Broker-Dealers and
Other Financial Intermediaries.................  3
FUND DETAILS
Other Policies.................................  4
Who Manages and Oversees the Fund..............  4
Management.....................................  5


INVESTING IN THE FUND
Buying and Selling Shares......................  6
How to Buy and Sell Shares.....................  6
Financial Intermediary Support Payments........  7
Policies You Should Know About.................  8
Policies About Transactions....................  8
How the Fund Calculates Share Price............ 10
Other Rights We Reserve........................ 11
Understanding Distributions and Taxes.......... 11
FINANCIAL HIGHLIGHTS........................... 13
APPENDIX....................................... 14
Hypothetical Expense Summary................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group





TAX FREE MONEY FUND INVESTMENT


INVESTMENT OBJECTIVE


The fund seeks a high level of current income exempt from federal income taxes consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



Management fee                                       0.15
------------------------------------------------     ----
Distribution/service
(12b-1) fees                                        None
------------------------------------------------    -----
Other expenses (includes an administrative fee)      1.54
------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                 1.69
------------------------------------------------    -----
Less fee waiver/reimbursement                        1.39
------------------------------------------------    -----
NET ANNUAL FUND OPERATING EXPENSES                   0.30
------------------------------------------------    -----



The Advisor has contractually agreed through April 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at a ratio no higher than 0.30%. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




  1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$31       $396       $787       $1,881
---       ----       ----       ------




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from federal income taxes. Normally, the fund will not invest in municipal obligations that pay interest that is subject to the federal alternative minimum tax.


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"), also called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are trusts that hold municipal securities and that offer purchasers (such as the fund) a conditional right to sell their interest in the underlying securities to a financial institution at par value plus accrued interest. The fund may invest up to 50% of its net assets in MTRs, as well as an additional 10% of net assets on a temporary basis to manage inflows into the fund.

o General obligation notes and bonds, which an issuer backs with its full faith and credit (taxing power).



                                       1
PROSPECTUS May 1, 2010                          Tax Free Money Fund Investment

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.

o Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.

MANAGEMENT PROCESS. The fund buys short-term municipal obligations that at the time of purchase:

o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.



                                       2
PROSPECTUS May 1, 2010                          Tax Free Money Fund Investment

TAX RISK. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.




PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Institutional Shares)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]










       0.24
      2009








Best Quarter: 0.13%, Q2 2009       Worst Quarter: 0.00%, Q1 2009
Year-to-Date as of 3/31/10: 0.02%


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)



        1
     YEAR   SINCE INCEPTION
---------  ----------------
0.24        0.26
----        ----



Commencement of operations began on 11/11/08



Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $100,000 and there is no minimum additional investment. However, your financial advisor may get its own minimum investments.


TO PLACE ORDERS



MAIL   First Investment          Deutsche Asset Management c/o
                                 DWS Investments, PO Box 219356
                                 Kansas City, MO 64121-9356
       Additional Investments    Deutsche Asset Management c/o
                                 DWS Investments, PO Box 219154
                                 Kansas City, MO 64121-9154
       Exchanges and             Deutsche Asset Management c/o
       Redemptions               DWS Investments, PO Box 219557
                                 Kansas City, MO 64121-9557
EXPEDITED MAIL                  Deutsche Asset Management c/o
                                DWS Investments, 210 West 10th Street
                                Kansas City, MO 64105-1614



TAX INFORMATION



The fund's distributions (distributions are declared daily and paid monthly) are generally exempt from regular federal income tax. The fund may include capital gains and losses in its monthly dividend. Net capital gains may also be paid annually. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.




PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       3
PROSPECTUS May 1, 2010                          Tax Free Money Fund Investment

FUND DETAILS


OTHER POLICIES


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of its assets in investments the income from which is excluded from federal income taxes cannot be changed without shareholder approval.

o For temporary defensive purposes or when acceptable short-term municipal securities are not available, more than 20% of the fund's assets may be held in cash or invested in short-term taxable instruments, including obligations of the US Government, its agencies or instrumentalities, other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor, commercial paper, bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances, and repurchase agreements. Short-term investments may also include shares of money market mutual funds.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its objective.



A complete list of the fund's portfolio holdings is posted twice each month on www.dws-investments.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.




WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                      FEE PAID
----------------------------  ---------
Tax Free Money Fund Invest-
ment                             0.15%
----------------------------     ----


A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



TRANSFER AGENT. DWS Investments Service Company ("DISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DISC, or your financial advisor, performs the functions necessary to establish and maintain your account.


Besides setting up the account and processing your purchase and sale orders, these functions include:

o  keeping accurate, up-to-date records for your individual account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from the fund;
   and

o answering your questions on the fund's investment performance or administration.

DISC delegates certain of these functions to a third party.


Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DISC servicing agreement, such as cash management or special trust or retirement investment reporting.



MANAGEMENT


A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                       5
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

BUYING AND SELLING SHARES


TO CONTACT DEUTSCHE ASSET MANAGEMENT


BY PHONE


CLASS    NUMBER
-------  ---------------
INST     (800) 730-1313
-------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------  c/o DWS Investments
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   c/o DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      c/o DWS Investments
                   Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      c/o DWS Investments
                   Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY AND SELL SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $100,000, and there is no minimum additional investment.


Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required. The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


HOW TO OPEN YOUR ACCOUNT


Mail:         Complete and sign the account application
------------  that accompanies this prospectus. (You may
              obtain additional applications by calling the
              Service Center.) Mail the completed applica-
              tion along with a check payable to the fund
              you have selected to the Service Center. Be
              sure to include the fund number. The appli-
              cable addresses are shown above.
              ----------------------------------------------
Wire:         Call the Service Center to set up a wire
------------  account.
              ----------------------------------------------
Fund Name:    Please use the complete fund name.
------------  ----------------------------------------------

Please note that your account cannot become activated until we receive a completed account application.


If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available from your financial advisor, or by calling the Service Center at (800) 730-1313.


BUYING AND SELLING SHARES BY MAIL

BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown above.


SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another Deutsche Asset Management fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.



                                       6
PROSPECTUS May 1, 2010                                   Investing in the Fund

For more information on how to buy or sell shares by mail, refer to "Policies about transactions - Transaction Processing."


BUYING AND SELLING SHARES BY WIRE


BUYING: You may buy shares by wire only if your account is authorized to do so. Instruct your bank to send payment by wire using the wire instructions below.



Bank Name:     State Street Bank Boston
-------------  --------------------------------------------
Routing No:    011000028
-------------  ---------
Attn:          DWS Investments
-------------  --------------------------------------------
DDA No:        99028102
-------------  ---------
FBO:           (Account name) (Account number)
-------------  -------------------------------------------
Credit:        (Fund name, Fund number and, if applicable,
-------------
               class name) (Refer to the start of "The
               Fund's Main Investment Strategy" above for
               the fund number.)
               --------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on bank holidays and at certain other times.


SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone.


For more information on how to buy or sell shares by wire, refer to "Policies about transactions - Transaction Processing."



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments



                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund
being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in a separate prospectus and have different fees, requirements and services.



POLICIES ABOUT TRANSACTIONS


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.



TELEPHONE TRANSACTIONS. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Service Center at (800) 730-1313 at a later date.



TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.


Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.


When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


In order to receive proceeds by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.


As noted below, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. A request for a same day wire that is received earlier in the day will be given priority over a request received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $50,000; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investor with $100,000 or more in DWS fund shares).


CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $250. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.


THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to the fund or "Deutsche Asset Management" and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.


Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment requirement for the fund being purchased.

o  The accounts between which you exchange must be the same share class.

ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another Deutsche Asset Management fund or DWS fund.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.moneyfunds.deam-us.db.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax
(AMT) and state and local income taxes. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.


A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.


Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a return of capital to the extent of your basis in your shares and thereafter as a capital gain. A return of capital distribution reduces the basis of your shares. As a result, even though the fund seeks to maintain a stable share price, you may recognize a capital gain when you sell your shares if you have received a return of capital distribution.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).



TAX FREE MONEY FUND INVESTMENT - INSTITUTIONAL SHARES




YEARS ENDED DECEMBER 31,                                   2009         2008(A)
---------------------------------------------------  ---------------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                    $  1.00         $ 1.00
---------------------------------------------------     -------         ------
Income from investment operations:
  Net investment income                                     .002           .001
---------------------------------------------------     --------        -------
  Net realized gain (loss)(b)                                 -              -
---------------------------------------------------     --------        -------
  TOTAL FROM INVESTMENT OPERATIONS                          .002           .001
---------------------------------------------------     --------        -------
Less distributions from:
  Net investment income                                  ( .002)        ( .001)
---------------------------------------------------     --------        -------
NET ASSET VALUE, END OF PERIOD                          $  1.00         $ 1.00
---------------------------------------------------     --------        -------
Total Return (%)                                            .24 (c)        .06**
---------------------------------------------------     --------        -------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------    --------
Net assets, end of period ($ millions)                      .005           .005
----------------------------------------------------    --------        -------
Ratio of expenses before expense reductions (%)            1.69            .93*
----------------------------------------------------    --------        -------
Ratio of expenses after expense reductions (%)              .57            .93*
----------------------------------------------------    --------        -------
Ratio of net investment income (%)                          .21            .42*
----------------------------------------------------    --------        -------


(a) For the period from November 11, 2008 (commencement of operations of Institutional Shares) to December 31, 2008.

(b)   Amount is less than $.0005 per share.
(c) Total return would have been lower had certain expenses not been reduced.

*     Annualized
**    Not annualized

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


TAX FREE MONEY FUND INVESTMENT - INSTITUTIONAL SHARES




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.30%         4.70%       $ 10,470.00    $    30.71
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         1.69%         8.17%       $ 10,816.56    $   179.87
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         1.69%        11.75%       $ 11,174.59    $   185.83
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         1.69%        15.44%       $ 11,544.46    $   191.98
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         1.69%        19.27%       $ 11,926.59    $   198.33
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         1.69%        23.21%       $ 12,321.36    $   204.90
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         1.69%        27.29%       $ 12,729.19    $   211.68
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         1.69%        31.51%       $ 13,150.53    $   218.68
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         1.69%        35.86%       $ 13,585.81    $   225.92
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         1.69%        40.36%       $ 14,035.50    $   233.40
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,881.30
---                                                                  ----------



                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).



For a free copy of any of these documents or to request other information about the fund, contact Deutsche Asset Management at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.


You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DEUTSCHE ASSET MANAGE-   PO Box 219356
MENT                     Kansas City, MO 64121-9356
                         www.dws-investments.com
                         (800) 730-1313
SEC                      100 F Street, N.E.
                         Washington, D.C. 20549-1520
                         WWW.SEC.GOV
                         (800) SEC-0330
DISTRIBUTOR              DWS Investments Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          DWS Advisor Funds
                         Tax Free Money Fund Investment
                         811-04760



                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group





(05/01/10) TFMF-1-IN

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010




Tax Free Money Fund Investment
CLASS/TICKER                    PREMIER SHARES   BTXXX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS





TAX FREE MONEY FUND INVESTMENT
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  1
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  3
Purchase and Sale of Fund Shares...............  3
Tax Information................................  3
Payments to Broker-Dealers and
Other Financial Intermediaries.................  3
FUND DETAILS
Other Policies.................................  4
Who Manages and Oversees the Fund..............  4
Management.....................................  5


INVESTING IN THE FUND
Buying and Selling Shares......................  6
How to Buy and Sell Shares.....................  6
Financial Intermediary Support Payments........  7
Policies You Should Know About.................  8
Policies About Transactions....................  8
How the Fund Calculates Share Price............ 10
Other Rights We Reserve........................ 11
Understanding Distributions and Taxes.......... 11
FINANCIAL HIGHLIGHTS........................... 13
APPENDIX....................................... 14
Hypothetical Expense Summary................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group





TAX FREE MONEY FUND INVESTMENT


INVESTMENT OBJECTIVE


The fund seeks a high level of current income exempt from federal income taxes consistent with liquidity and the preservation of capital by investing in high quality, short-term, tax-exempt money market instruments.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



Management fee                                          0.15
---------------------------------------------------     ----
Distribution/service
(12b-1) fees                                           None
---------------------------------------------------    -----
Other expenses (includes an administrative fee)(1)      0.64
---------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    0.79
---------------------------------------------------    -----



(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.



EXAMPLE


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





 1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$81       $252       $439       $978
---       ----       ----       ----




PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from federal income taxes. Normally, the fund will not invest in municipal obligations that pay interest that is subject to the federal alternative minimum tax.


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"), also called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are trusts that hold municipal securities and that offer purchasers (such as the fund) a conditional right to sell their interest in the underlying securities to a financial institution at par value plus accrued interest. The fund may invest up to 50% of its net assets in MTRs, as well as an additional 10% of net assets on a temporary basis to manage inflows into the fund.

o General obligation notes and bonds, which an issuer backs with its full faith and credit (taxing power).

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.



                                       1
PROSPECTUS May 1, 2010                          Tax Free Money Fund Investment

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.

o Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.

MANAGEMENT PROCESS. The fund buys short-term municipal obligations that at the time of purchase:

o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.


TAX RISK. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect



                                       2
PROSPECTUS May 1, 2010                          Tax Free Money Fund Investment
the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.

COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.




PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Premier Shares)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]











  3.35      2.08      0.72      0.33    0.49    1.72      2.71    2.96     1.62      0.15
  2000      2001      2002      2003    2004    2005      2006    2007    2008      2009








Best Quarter: 0.88%, Q4 2000       Worst Quarter: 0.00%, Q3 2009
Year-to-Date as of 3/31/10: 0.00%


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)



        1          5         10
     YEAR      YEARS      YEARS
---------  ---------  ---------
0.15       1.83       1.61
----       ----       ----


Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $2,000, and there is no minimum additional investment. However, your financial advisor may set its own minimum investment.



TO PLACE ORDERS



MAIL   First Investment         Deutsche Asset Management c/o
                                DWS Investments, PO Box 219356
                                Kansas City, MO 64121-9356
       Additional Investments   Deutsche Asset Management c/o
                                DWS Investments, PO Box 219154
                                Kansas City, MO 64121-9154
       Exchanges and            Deutsche Asset Management c/o
       Redemptions              DWS Investments, PO Box 219557
                                Kansas City, MO 64121-9557
EXPEDITED MAIL                  Deutsche Asset Management c/o
                                DWS Investments, 210 West 10th Street
                                Kansas City, MO 64105-1614



TAX INFORMATION



The fund's distributions (distributions are declared daily and paid monthly) are generally exempt from regular federal income tax. The fund may include capital gains and losses in its monthly dividend. Net capital gains may also be paid annually. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.




PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       3
PROSPECTUS May 1, 2010                          Tax Free Money Fund Investment

FUND DETAILS


OTHER POLICIES


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of its assets in investments the income from which is excluded from federal income taxes cannot be changed without shareholder approval.

o For temporary defensive purposes or when acceptable short-term municipal securities are not available, more than 20% of the fund's assets may be held in cash or invested in short-term taxable instruments, including obligations of the US Government, its agencies or instrumentalities, other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor, commercial paper, bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances, and repurchase agreements. Short-term investments may also include shares of money market mutual funds.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its objective.


A complete list of the fund's portfolio holdings is posted twice each month on www.dws-investments.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.


The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.



                                       4
PROSPECTUS May 1, 2010                                            Fund Details

MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                      FEE PAID
----------------------------  ---------
Tax Free Money Fund Invest-
ment                             0.15%
----------------------------     ----



The Advisor has contractually agreed through April 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at a ratio no higher than 0.80%. The agreement may only be terminated with the consent of the fund's Board.



A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



TRANSFER AGENT. DWS Investments Service Company ("DISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DISC, or your financial advisor, performs the functions necessary to establish and maintain your account.


Besides setting up the account and processing your purchase and sale orders, these functions include:

o  keeping accurate, up-to-date records for your individual account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from the fund;
   and

o answering your questions on the fund's investment performance or administration.

DISC delegates certain of these functions to a third party.


Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DISC servicing agreement, such as cash management or special trust or retirement investment reporting.



MANAGEMENT


A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                       5
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

BUYING AND SELLING SHARES


TO CONTACT DEUTSCHE ASSET MANAGEMENT


BY PHONE


CLASS      NUMBER
---------  ---------------
PREMIER    (800) 730-1313
---------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------  c/o DWS Investments
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   c/o DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      c/o DWS Investments
                   Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      c/o DWS Investments
                   Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY AND SELL SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $2,000, and there is no minimum additional investment.


Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required. The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


HOW TO OPEN YOUR ACCOUNT


Mail:         Complete and sign the account application
------------  that accompanies this prospectus. (You may
              obtain additional applications by calling the
              Service Center.) Mail the completed applica-
              tion along with a check payable to the fund
              you have selected to the Service Center. Be
              sure to include the fund number. The appli-
              cable addresses are shown above.
              ----------------------------------------------
Wire:         Call the Service Center to set up a wire
------------  account.
              ----------------------------------------------
Fund Name:    Please use the complete fund name.
------------  ----------------------------------------------

Please note that your account cannot become activated until we receive a completed account application.


BUYING AND SELLING SHARES BY MAIL

BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown above.


SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another Deutsche Asset Management fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.


For more information on how to buy or sell shares by mail, refer to "Policies about transactions - Transaction Processing."



                                       6
PROSPECTUS May 1, 2010                                   Investing in the Fund

BUYING AND SELLING SHARES BY WIRE


BUYING: You may buy shares by wire only if your account is authorized to do so. Instruct your bank to send payment by wire using the wire instructions below.



Bank Name:     State Street Bank Boston
-------------  --------------------------------------------
Routing No:    011000028
-------------  ---------
Attn:          DWS Investments
-------------  --------------------------------------------
DDA No:        99028102
-------------  ---------
FBO:           (Account name) (Account number)
-------------  -------------------------------------------
Credit:        (Fund name, Fund number and, if applicable,
-------------
               class name) (Refer to the start of "The
               Fund's Main Investment Strategy" above for
               the fund number.)
               --------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on bank holidays and at certain other times.


SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone.


For more information on how to buy or sell shares by wire, refer to "Policies about transactions - Transaction Processing."



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or



                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund
current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in a separate prospectus and have different fees, requirements and services.



POLICIES ABOUT TRANSACTIONS


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.



TELEPHONE TRANSACTIONS. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Service Center at (800) 730-1313 at a later date.



TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.


Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund

Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.


When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


In order to receive proceeds by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.


As noted below, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. A request for a same day wire that is received earlier in the day will be given priority over a request received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $500; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investor with $100,000 or more in DWS fund shares).


CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.


THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to the fund or "Deutsche Asset Management" and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.


Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment requirement for the fund being purchased.

o  The accounts between which you exchange must be the same share class.

ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another Deutsche Asset Management fund or DWS fund.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-investments.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time


o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less applicable redemption fee, if any); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund
were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.

The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax
(AMT) and state and local income taxes. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.


A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.


Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a return of capital to the extent of your basis in your shares and thereafter as a capital gain. A return of capital distribution reduces the basis of your shares. As a result, even though the fund seeks to maintain a stable share price, you may recognize a capital gain when you sell your shares if you have received a return of capital distribution.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).



TAX FREE MONEY FUND INVESTMENT - PREMIER SHARES




YEARS ENDED DECEMBER 31,                                2009        2008        2007        2006        2005
---------------------------------------------------  ----------  ----------  ----------  ----------  ----------
SELECTED PER SHARE DATA
---------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD                  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
---------------------------------------------------   -------     -------     -------     -------     -------
Income from investment operations:
  Net investment income                                   .001        .016        .029        .027        .017
---------------------------------------------------   --------    --------    --------    --------    --------
  Net realized gain (loss)(a)                               -           -           -           -           -
---------------------------------------------------   --------    --------    --------    --------    --------
  TOTAL FROM INVESTMENT OPERATIONS                        .001        .016        .029        .027        .017
---------------------------------------------------   --------    --------    --------    --------    --------
Less distributions from:
  Net investment income                                ( .001)     ( .016)     ( .029)     ( .027)     ( .017)
---------------------------------------------------   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
---------------------------------------------------   --------    --------    --------    --------    --------
Total Return (%)(b)                                       .15        1.62        2.96        2.71        1.72
---------------------------------------------------   --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------  --------
Net assets, end of period ($ millions)                    173         136         116         110         174
----------------------------------------------------  --------    --------    --------    --------    --------
Ratio of expenses before expense reductions (%)           .82         .81         .83         .88         .82
----------------------------------------------------  --------    --------    --------    --------    --------
Ratio of expenses after expense reductions (%)            .64         .76         .75         .75         .75
----------------------------------------------------  --------    --------    --------    --------    --------
Ratio of net investment income (%)                        .14        1.64        2.92        2.61        1.73
----------------------------------------------------  --------    --------    --------    --------    --------


(a)        Amount is less than $.0005 per share.
(b) Total return would have been lower had certain expenses not been reduced.

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


TAX FREE MONEY FUND INVESTMENT - PREMIER SHARES




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.79%         4.21%       $ 10,421.00     $  80.66
 ---         -----          ----         -----        -----------     --------
   2         10.25%         0.79%         8.60%       $ 10,859.72     $  84.06
 ---         -----          ----         -----        -----------     --------
   3         15.76%         0.79%        13.17%       $ 11,316.92     $  87.60
 ---         -----          ----         -----        -----------     --------
   4         21.55%         0.79%        17.93%       $ 11,793.36     $  91.29
 ---         -----          ----         -----        -----------     --------
   5         27.63%         0.79%        22.90%       $ 12,289.86     $  95.13
 ---         -----          ----         -----        -----------     --------
   6         34.01%         0.79%        28.07%       $ 12,807.26     $  99.13
 ---         -----          ----         -----        -----------     --------
   7         40.71%         0.79%        33.46%       $ 13,346.45     $ 103.31
 ---         -----          ----         -----        -----------     --------
   8         47.75%         0.79%        39.08%       $ 13,908.34     $ 107.66
 ---         -----          ----         -----        -----------     --------
   9         55.13%         0.79%        44.94%       $ 14,493.88     $ 112.19
 ---         -----          ----         -----        -----------     --------
 10          62.89%         0.79%        51.04%       $ 15,104.07     $ 116.91
 ---         -----          ----         -----        -----------     --------
TOTAL                                                                 $ 977.94
---                                                                   --------



                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact Deutsche Asset Management at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.



You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DEUTSCHE ASSET MANAGE-   PO Box 219356
MENT                     Kansas City, MO 64121-9356
                         www.dws-investments.com
                         (800) 730-1313
SEC                      100 F Street, N.E.
                         Washington, D.C. 20549-1520
                         WWW.SEC.GOV
                         (800) SEC-0330
DISTRIBUTOR              DWS Investments Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          DWS Advisor Funds
                         Tax Free Money Fund Investment
                         811-04760





                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group








(05/01/10) TFMF-1

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010




NY Tax Free Money Fund
CLASS/TICKER            INVESTMENT CLASS   BNYXX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.


[GRAPHIC APPEARS HERE]

TABLE OF CONTENTS





NY TAX FREE MONEY FUND
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  1
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  4
Purchase and Sale of Fund Shares...............  4
Tax Information................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.................  4
FUND DETAILS
Other Policies.................................  5
Who Manages and Oversees the Fund..............  5
Management.....................................  6


INVESTING IN THE FUND
Buying and Selling Shares......................  7
How to Buy and Sell Shares.....................  7
Financial Intermediary Support Payments........  8
Policies You Should Know About.................  9
Policies About Transactions....................  9
How the Fund Calculates Share Price............ 11
Other Rights We Reserve........................ 12
Understanding Distributions and Taxes.......... 12
FINANCIAL HIGHLIGHTS........................... 14
APPENDIX....................................... 15
Hypothetical Expense Summary................... 15


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group






NY TAX FREE MONEY FUND


INVESTMENT OBJECTIVE


The fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



Management fee                                          0.12
---------------------------------------------------     ----
Distribution/service (12b-1) fees                      None
---------------------------------------------------    -----
Other expenses (includes an administrative fee)(1)      0.69
---------------------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    0.81
---------------------------------------------------    -----
Less fee waiver/reimbursement                           0.01
---------------------------------------------------    -----
NET ANNUAL FUND OPERATING EXPENSES                      0.80
---------------------------------------------------    -----



(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.

The Advisor has contractually agreed through April 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at a ratio no higher than 0.80%. The agreement may only be terminated with the consent of the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




  1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$82       $258       $449       $1,001
---       ----       ----       ------




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from federal income taxes and exempt from New York State and New York City personal income taxes. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and New York City personal income taxes.



The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund primarily invests in the following types of investments:



                                       1
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund

o Municipal trust receipts ("MTRs"), also called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are trusts that hold municipal securities and that offer purchasers (such as the fund) a conditional right to sell their interest in the underlying securities to a financial institution at par value plus accrued interest. The fund may invest up to 50% of its net assets in MTRs, as well as an additional 10% of net assets on a temporary basis to manage inflows into the fund.

o General obligation notes and bonds, which an issuer backs with its full faith and credit (taxing power).

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.

o Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.

The fund may invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and New York City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund's criteria.



MANAGEMENT PROCESS. The fund buys short-term municipal obligations that at the time of purchase:


o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the



                                       2
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund
credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors include increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.


A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.


TAX RISK. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.


INTERMEDIARY RISK. The fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund. If a large intermediary redeemed it shares, the fund would have to sell a substantial amount of its holdings, possibly at a time and for a price it would not otherwise chose.




PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Investment Class)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]










  3.23      1.89    0.65      0.32    0.47    1.70      2.71    2.94     1.76      0.22
  2000      2001    2002      2003    2004    2005      2006    2007    2008      2009








Best Quarter: 0.86%, Q4 2000       Worst Quarter: 0.00%, Q4 2009
Year-to-Date as of 3/31/10: 0.00%


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)



        1          5         10
     YEAR      YEARS      YEARS
---------  ---------  ---------
0.22       1.86       1.58
----       ----       ----


Total returns would have been lower if operating expenses hadn't been reduced.



                                       3
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $2,000, and there is no minimum additional investment. However, your financial advisor may set its own minimum investment.




TO PLACE ORDERS




MAIL   First Investment         Deutsche Asset Management c/o
                                DWS Investments, PO Box 219356
                                Kansas City, MO 64121-9356
       Additional Investments   Deutsche Asset Management c/o
                                DWS Investments, PO Box 219154
                                Kansas City, MO 64121-9154
       Exchanges and            Deutsche Asset Management c/o
       Redemptions              DWS Investments, PO Box 219557
                                Kansas City, MO 64121-9557
EXPEDITED MAIL                  Deutsche Asset Management c/o
                                DWS Investments, 210 West 10th Street
                                Kansas City, MO 64105-1614



TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally exempt from regular federal and state income tax. The fund may include capital gains and losses in its monthly dividend. Net capital gains may also be paid annually. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       4
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund

FUND DETAILS


OTHER POLICIES


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of its assets in investments the income from which is excluded from federal income taxes and exempt from New York State and New York City personal income taxes cannot be changed without shareholder approval.

o For temporary defensive purposes or when acceptable short-term municipal securities are not available, more than 20% of the fund's assets may be held in cash or invested in short-term taxable instruments, including obligations of the US Government, its agencies or instrumentalities, other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor, commercial paper, bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances, and repurchase agreements. Short-term investments may also include shares of money market mutual funds.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its objective.


A complete list of the fund's portfolio holdings is posted twice each month on www.dws-investments.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                 FEE PAID
-----------------------  ---------
NY Tax Free Money Fund      0.12%
------------------------    ----


A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



TRANSFER AGENT. DWS Investments Service Company ("DISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DISC, or your financial advisor, performs the functions necessary to establish and maintain your account.


Besides setting up the account and processing your purchase and sale orders, these functions include:

o  keeping accurate, up-to-date records for your individual account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from the fund;
   and

o answering your questions on the fund's investment performance or administration.

DISC delegates certain of these functions to a third party.


Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DISC servicing agreement, such as cash management or special trust or retirement investment reporting.



MANAGEMENT


A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                       6
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND

BUYING AND SELLING SHARES


TO CONTACT DEUTSCHE ASSET MANAGEMENT


BY PHONE


CLASS         NUMBER
------------  ---------------
INVESTMENT    (800) 730-1313
------------  ---------------

BY MAIL


TYPE               ADDRESS
-----------------  ------------------------------------------------
EXPEDITED MAIL
  All Requests     Deutsche Asset Management
-----------------  c/o DWS Investments
                   Attn: (see department names under Regular Mail)
                   210 West 10th Street
                   Kansas City, MO 64121-1614
                   ------------------------------------------------
REGULAR MAIL
  New Accounts     Deutsche Asset Management
                   c/o DWS Investments
                   Attn: New Applications
                   P.O. Box 219356
                   Kansas City, MO 64121-9356
  Additional       Deutsche Asset Management
  Investments      c/o DWS Investments
                   Attn: Purchases
                   P.O. Box 219154
                   Kansas City, MO 64121-9154
  Exchanges and    Deutsche Asset Management
  Redemptions      c/o DWS Investments
                   Attn: Transaction Processing
                   P.O. Box 219557
                   Kansas City, MO 64121-9557


HOW TO BUY AND SELL SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $2,000, and there is no minimum additional investment.


Shares of the fund may be offered to directors and trustees of any mutual fund advised or administered by DIMA or its affiliates, employees of Deutsche Bank AG, their spouses and minor children, or institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG without regard to the minimum investment required. The fund reserves the right to modify the above eligibility requirements and investment minimum at any time.


HOW TO OPEN YOUR ACCOUNT


Mail:         Complete and sign the account application
------------  that accompanies this prospectus. (You may
              obtain additional applications by calling the
              Service Center.) Mail the completed applica-
              tion along with a check payable to the fund
              you have selected to the Service Center. Be
              sure to include the fund number. The appli-
              cable addresses are shown above.
              ----------------------------------------------
Wire:         Call the Service Center to set up a wire
------------  account.
              ----------------------------------------------
Fund Name:    Please use the complete fund name.
------------  ----------------------------------------------

Please note that your account cannot become activated until we receive a completed account application.


BUYING AND SELLING SHARES BY MAIL

BUYING: Send your check, payable to the fund you have selected, to the Service Center. Be sure to include the fund number and your account number on your check. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management" and include your account number, the names and numbers of the fund you have selected, and the dollar amount or percentage you would like invested in each fund. Mailing addresses are shown above.


SELLING: Send a signed letter to the Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. In certain circumstances, a signature guarantee may be required to sell shares of the fund by mail. For information about a signature guarantee, see "Signature Guarantee." Unless exchanging into another Deutsche Asset Management fund or DWS fund, you must submit a written authorization to sell shares in a retirement account.


For more information on how to buy or sell shares by mail, refer to "Policies about transactions - Transaction Processing."



                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund

BUYING AND SELLING SHARES BY WIRE


BUYING: You may buy shares by wire only if your account is authorized to do so. Instruct your bank to send payment by wire using the wire instructions below.



Bank Name:     State Street Bank Boston
-------------  --------------------------------------------
Routing No:    011000028
-------------  ---------
Attn:          DWS Investments
-------------  --------------------------------------------
DDA No:        99028102
-------------  ---------
FBO:           (Account name) (Account number)
-------------  -------------------------------------------
Credit:        (Fund name, Fund number and, if applicable,
-------------
               class name) (Refer to the start of "The
               Fund's Main Investment Strategy" above for
               the fund number.)
               --------------------------------------------

Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on bank holidays and at certain other times.


SELLING: You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial advisor or bank upon receipt of a duly authorized redemption request as promptly as feasible. For your protection, you may not change the destination bank account over the phone.


For more information on how to buy or sell shares by wire, refer to "Policies about transactions - Transaction Processing."



FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund
current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in a separate prospectus and have different fees, requirements and services.



POLICIES ABOUT TRANSACTIONS


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.


Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.


Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.


When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


In order to receive proceeds by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.


As noted below, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. A request for a same day wire that is received earlier in the day will be given priority over a request received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $500; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to investor with $100,000 or more in DWS fund shares).


CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $500. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed. The minimum transaction is $50, and the account must have a balance of at least $10,000 to qualify for these withdrawals.


THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to the fund or "Deutsche Asset Management" and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund
account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


EXCHANGE PRIVILEGE. You can exchange all or part of your shares for shares of certain other Deutsche Asset Management or DWS funds. When you exchange shares, you are selling shares in one fund to purchase shares in another. Exchanges are a shareholder privilege, not a right: we may reject any exchange order. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You will receive a written confirmation of each transaction from the Service Center or your financial advisor.


Please note the following conditions:

o The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.

o You may make the exchange by phone (if your account has the exchange by phone feature) or by letter.

o If you are maintaining a taxable account, you may have to pay taxes on the exchange.

o Your exchange must meet the minimum investment requirement for the fund being purchased.

o  The accounts between which you exchange must be the same share class.

ACCOUNT STATEMENTS. We or your financial advisor will generally furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account.


SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another Deutsche Asset Management fund or DWS fund.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund

Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of
(a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-investments.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.



OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding


o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax



                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

(AMT) and state and local income taxes. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.

Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any exempt-interest dividend that is derived from interest on obligations of New York State and its political subdivisions, as well as obligations of Puerto Rico, the US Virgin Islands and Guam. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes.


A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.


Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a return of capital to the extent of your basis in your shares and thereafter as a capital gain. A return of capital distribution reduces the basis of your shares. As a result, even though the fund seeks to maintain a stable share price, you may recognize a capital gain when you sell your shares if you have received a return of capital distribution.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       13
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).



NY TAX FREE MONEY FUND - INVESTMENT CLASS




YEARS ENDED DECEMBER 31,                                  2009         2008          2007            2006            2005
--------------------------------------------------- --------------- ---------- --------------- --------------- ---------------
SELECTED PER SHARE DATA
---------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                   $  1.00       $  1.00      $  1.00         $  1.00         $  1.00
---------------------------------------------------    -------       -------      -------         -------         -------
Income from investment operations:
  Net investment income                                    .002          .017         .029            .027            .017
---------------------------------------------------    --------      --------     --------        --------        --------
  Net realized gain (loss)(a)                                -             -            -               -               -
---------------------------------------------------    --------      --------     --------        --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                         .002          .017         .029            .027            .017
---------------------------------------------------    --------      --------     --------        --------        --------
Less distributions from:
  Net investment income                                 ( .002)       ( .017)      ( .029)         ( .027)         ( .017)
---------------------------------------------------    --------      --------     --------        --------        --------
NET ASSET VALUE, END OF PERIOD                         $  1.00       $  1.00      $  1.00         $  1.00         $  1.00
---------------------------------------------------    --------      --------     --------        --------        --------
Total Return (%)                                           .22 (b)      1.76         2.94 (b)        2.71 (b)        1.70 (b)
---------------------------------------------------    --------      --------     --------        --------        --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------    --------
Net assets, end of period ($ millions)                      81           117           78              55              90
---------------------------------------------------    --------      --------     --------        --------        --------
Ratio of expenses before expense reductions (%)            .84           .72          .76             .98             .87
---------------------------------------------------    --------      --------     --------        --------        --------
Ratio of expenses after expense reductions (%)             .43           .72          .75             .75             .75
---------------------------------------------------    --------      --------     --------        --------        --------
Ratio of net investment income (%)                         .29          1.68         2.89            2.67            1.67
---------------------------------------------------    --------      --------     --------        --------        --------


(a)        Amount is less than $.0005 per share.
(b) Total return would have been lower had certain expenses not been reduced.

                                       14
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


NY TAX FREE MONEY FUND - INVESTMENT CLASS




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.80%         4.20%       $ 10,420.00    $    81.68
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.81%         8.57%       $ 10,856.60    $    86.17
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.81%        13.11%       $ 11,311.49    $    89.78
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.81%        17.85%       $ 11,785.44    $    93.54
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.81%        22.79%       $ 12,279.25    $    97.46
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.81%        27.94%       $ 12,793.75    $   101.55
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.81%        33.30%       $ 13,329.81    $   105.80
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.81%        38.88%       $ 13,888.33    $   110.23
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.81%        44.70%       $ 14,470.25    $   114.85
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.81%        50.77%       $ 15,076.55    $   119.66
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,000.72
---                                                                  ----------



                                       15
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact Deutsche Asset Management at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.



You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DEUTSCHE ASSET MANAGE-   PO Box 219356
MENT                     Kansas City, MO 64121-9356
                         www.dws-investments.com
                         (800) 730-1313
SEC                      100 F Street, N.E.
                         Washington, D.C. 20549-1520
                         WWW.SEC.GOV
                         (800) SEC-0330
DISTRIBUTOR              DWS Investments Distributors, Inc.
                         222 South Riverside Plaza
                         Chicago, IL 60606-5808
                         (800) 621-1148
SEC FILE NUMBER          DWS Advisor Funds
                         NY Tax Free Money Fund
                         811-04760



                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group







(05/01/10) NYTF-1

[GRAPHIC APPEARS HERE]



PROSPECTUS

MAY 1, 2010




NY Tax Free Money Fund
CLASS/TICKER            TAX-EXEMPT NEW YORK MONEY MARKET FUND   NYFXX


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

TABLE OF CONTENTS





NY TAX FREE MONEY FUND
Investment Objective...........................  1
Fees and Expenses of the Fund..................  1
Principal Investment Strategy..................  1
Main Risks.....................................  2
Past Performance...............................  3
Management.....................................  3
Purchase and Sale of Fund Shares...............  4
Tax Information................................  4
Payments to Broker-Dealers and
Other Financial Intermediaries.................  4
FUND DETAILS
Other Policies.................................  5
Who Manages and Oversees the Fund..............  5
Management.....................................  6


INVESTING IN THE FUND
Buying and Selling Shares......................  7
How to Buy and Sell Shares.....................  7
Financial Intermediary Support Payments........  7
Policies You Should Know About.................  8
Policies About Transactions....................  8
How the Fund Calculates Share Price............ 10
Other Rights We Reserve........................ 11
Understanding Distributions and Taxes.......... 11
FINANCIAL HIGHLIGHTS........................... 13
APPENDIX....................................... 14
Hypothetical Expense Summary................... 14


-------------------------------------------------------------------------------
YOUR INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, ENTITY OR PERSON.
-------------------------------------------------------------------------------

NY TAX FREE MONEY FUND


INVESTMENT OBJECTIVE


The fund seeks a high level of current income exempt from federal and New York income taxes consistent with liquidity and the preservation of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)



Management fee                                          0.12
---------------------------------------------------     ----
Distribution/service
(12b-1) fees                                            0.50
---------------------------------------------------     ----
Other expenses (includes an administrative fee)(1)      0.33
---------------------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                    0.95
---------------------------------------------------     ----



(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.



EXAMPLE


This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





  1 YEAR    3 YEARS    5 YEARS   10 YEARS
--------  ---------  ---------  ---------
$97       $303       $525       $1,166
---       ----       ----       ------




PRINCIPAL INVESTMENT STRATEGY



MAIN INVESTMENTS. Under normal conditions, the fund invests at least 80% of its assets in investments the income from which is excluded from federal income taxes and exempt from New York State and New York City personal income taxes. The fund concentrates its investments in municipal bonds and notes of the State of New York or governmental issuers in other locales, such as the Commonwealth of Puerto Rico, the interest on which is exempt from New York State and New York City personal income taxes.



The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase. The fund maintains a dollar-weighted average maturity of 90 days or less.


Although the fund seeks to maintain a stable $1.00 share price, you could lose money by investing in the fund. All money market instruments can change in value when interest rates or an issuer's creditworthiness change.


The fund primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"), also called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are trusts that hold municipal securities and that offer purchasers (such as the fund) a conditional right to sell their interest in the underlying securities to a financial institution at par value plus accrued interest. The fund may invest up to 50% of its net assets in MTRs, as well as an additional 10% of net assets on a temporary basis to manage inflows into the fund.

o General obligation notes and bonds, which an issuer backs with its full faith and credit (taxing power).



                                       1
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value prior to maturity. The fund may also invest in bonds that have features that reduce their maturities on their purchase date.

o Tax-exempt private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and which meet certain tax law requirements.

The fund may invest up to 20% of its total assets in notes and bonds that are exempt from federal income taxes but not from New York State and New York City personal income taxes when money available for investment exceeds the supply of New York debt securities that meet the fund's criteria.



MANAGEMENT PROCESS. The fund buys short-term municipal obligations that at the time of purchase:


o have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) or one NRSRO if that NRSRO is the only NRSRO that rates such obligations;

o are unrated, but are deemed by the Advisor to be of comparable quality to one of the two highest short-term ratings; or

o have no short-term rating, but are rated in one of the top three highest long-term rating categories by a NRSRO or are deemed by the Advisor to be of comparable quality.

Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy. Portfolio management may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. For money market instruments that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases insuring money market instruments. Because guarantors may insure many types of debt obligations, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.


FOCUS RISK - NEW YORK MUNICIPAL SECURITIES. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in



                                       2
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund
the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors include increased costs for domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's or the city's ability to repay its obligations.

A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's performance.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.


TAX RISK. Any distributions to shareholders that represent income from taxable securities will generally be taxable as ordinary income at both the state and federal levels, while other distributions, such as capital gains, are taxable to the same extent they would be for any mutual fund. New federal or state governmental action could adversely affect the tax-exempt status of securities held by the fund, resulting in higher tax liability for shareholders and potentially hurting fund performance as well.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance.


INTERMEDIARY RISK. The fund's shares are sold primarily through a small number of intermediaries as cash sweep vehicles; the fund's assets could be significantly reduced if a large intermediary discontinues using the fund. If a large intermediary redeemed it shares, the fund would have to sell a substantial amount of its holdings, possibly at a time and for a price it would not otherwise chose.




PAST PERFORMANCE



How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.



Tax-Exempt New York Money Market Fund Shares of the fund commenced operations on March 22, 2007. Performance prior to class inception is based on the performance of the fund's Investment Class shares, adjusted to reflect the higher expenses of this share class. Investment Class shares are offered in a separate prospectus.



CALENDAR YEAR TOTAL RETURNS (%) (Tax-Exempt New York Money Market Fund)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]










  3.02      1.68    0.44      0.11    0.26    1.48      2.50    2.76     1.57      0.13
  2000      2001    2002      2003    2004    2005      2006    2007    2008      2009








Best Quarter: 0.80%, Q4 2000       Worst Quarter: 0.00%, Q3 2003
Year-to-Date as of 3/31/10: 0.00%


AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)



             1          5         10
          YEAR      YEARS      YEARS
     ---------  ---------  ---------
     0.13           1.69       1.39
---  ----           ----       ----


Total returns would have been lower if operating expenses hadn't been reduced.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


                                       3
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT


The minimum initial investment is $2,000 and the minimum investment with an automatic investment plan is $50. The minimum additional investment is $100. However, your financial advisor may set its own minimum investment.



TO PLACE ORDERS

The fund is available only through a financial advisor, such as a broker or financial institution. You should contact a representative of your financial advisor for instructions on how to buy or sell fund shares. However, if your shares are registered directly with the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:



TYPE               ADDRESS
-----------------  -----------------------------
REGULAR MAIL
  Exchanges and    DWS Investments
  Redemptions      Attn: Transaction Processing
                   P.O. Box 219151
                   Kansas City, MO 64121-9151


TAX INFORMATION



The fund's distributions (distributions are declared daily and paid monthly) are generally exempt from regular federal and state income tax. The fund may include capital gains and losses in its monthly dividend. Net capital gains may also be paid annually. A portion of the fund's dividends may be subject to federal income tax, including the federal alternative minimum tax.




PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.




                                       4
PROSPECTUS May 1, 2010                                  NY Tax Free Money Fund

FUND DETAILS


OTHER POLICIES


While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of its assets in investments the income from which is excluded from federal income taxes and exempt from New York State and New York City personal income taxes cannot be changed without shareholder approval.

o For temporary defensive purposes or when acceptable short-term municipal securities are not available, more than 20% of the fund's assets may be held in cash or invested in short-term taxable instruments, including obligations of the US Government, its agencies or instrumentalities, other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor, commercial paper, bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances, and repurchase agreements. Short-term investments may also include shares of money market mutual funds.


FOR MORE INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the fund.


If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).


Keep in mind that there is no assurance that the fund will achieve its objective.


A complete list of the fund's portfolio holdings is posted twice each month on www.dws-investments.com (the Web site does not form a part of this prospectus). Portfolio holdings as of the 15th day of each month are posted to the Web site on or after month-end and portfolio holdings as of each month-end are posted to the Web site on or after the 14th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the posted information is current. The fund also may post on the Web site, on the same or a more frequent basis, various depictions of portfolio characteristics such as the allocation of the portfolio across various security types, market sectors and sub-sectors and maturities and risk characteristics of the portfolio. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.



WHO MANAGES AND OVERSEES THE FUND


THE INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.


DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.



                                       5
PROSPECTUS May 1, 2010                                            Fund Details

The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.




FUND NAME                 FEE PAID
-----------------------  ---------
NY Tax Free Money Fund      0.12%
------------------------    ----


A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the shareholder report for the annual period ended December 31 (see "Shareholder reports" on the back cover).


Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.10% for providing most of the fund's administrative services.



MULTI-MANAGER STRUCTURE. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that allows the fund and the Advisor to utilize a multi-manager structure in managing the fund's assets. Pursuant to the SEC order, the Advisor, with the approval of the fund's Board, is permitted to select subadvisors that are not affiliates of the Advisor ("non-affiliated subadvisors") to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor also has the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any non-affiliated subadvisors. The SEC order also permits the Advisor, subject to the approval of the Board, to materially amend an existing subadvisory agreement with a non-affiliated subadvisor without shareholder approval. The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring of a new non-affiliated subadvisor, the fund will provide shareholders with an information statement containing information about the new non-affiliated subadvisor.


The fund and the Advisor have also filed an exemptive application with the SEC requesting an order that would extend the relief granted with respect to non-affiliated subadvisors to certain subadvisors that are affiliates of the Advisor ("affiliated subadvisors"). If such relief is granted by the SEC, the Advisor, with the approval of the fund's Board, would be able to hire non-affiliated and/or affiliated subadvisors to manage all or a portion of the fund's assets without obtaining shareholder approval. The Advisor would also have the discretion to terminate any subadvisor and allocate and reallocate the fund's assets among any other subadvisors (including terminating a non-affiliated subadvisor and replacing them with an affiliated subadvisor). The Advisor, subject to the approval of the Board, would also be able to materially amend an existing subadvisory agreement with any such subadvisor without shareholder approval. There can be no assurance that such relief will be granted by the SEC. The fund and the Advisor will be subject to any new conditions imposed by the SEC.



TRANSFER AGENT. DWS Investments Service Company ("DISC"), also an affiliate of DIMA, serves as the fund's transfer agent. DISC, or your financial advisor, performs the functions necessary to establish and maintain your account.


Besides setting up the account and processing your purchase and sale orders, these functions include:

o  keeping accurate, up-to-date records for your individual account;

o  implementing any changes you wish to make in your account information;

o  processing your requests for cash dividends and distributions from the fund;
   and

o answering your questions on the fund's investment performance or administration.

DISC delegates certain of these functions to a third party.


Financial advisors include brokers or any bank, dealer or any other financial institutions that have sub-shareholder servicing agreements with DISC. Financial advisors may charge additional fees to investors only for those services not otherwise included in the DISC servicing agreement, such as cash management or special trust or retirement investment reporting.



MANAGEMENT


A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                       6
PROSPECTUS May 1, 2010                                            Fund Details

INVESTING IN THE FUND


BUYING AND SELLING SHARES


The following pages describe the main policies associated with buying and selling shares of the fund. There is also information on dividends and taxes and other matters that may affect you as the shareholder.


Because the fund is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.




HOW TO BUY AND SELL SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $2,000 and the minimum investment with an automatic investment plan is $50. The minimum additional investment is $100. However, your financial advisor may set its own minimum investment.




FINANCIAL INTERMEDIARY SUPPORT PAYMENTS


The Advisor, DWS Investments Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/

networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors and DWS fund shares to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of the fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of the fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is




                                       7
PROSPECTUS May 1, 2010                                   Investing in the Fund
available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.



POLICIES YOU SHOULD KNOW ABOUT


Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.


If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.


Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in a separate prospectus and have different fees, requirements and services.


RULE 12B-1 PLAN


The fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual administrative services fee, payable monthly, of 0.50% of the fund's Tax-Exempt New York Money Market Fund shares average daily net assets. Because 12b-1 fees are paid out of the fund's assets, attributable to a particular share class, on an ongoing basis, they will, over time, increase the cost of an investment in that share class and may cost more than paying other types of sales charges.




POLICIES ABOUT TRANSACTIONS


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, more information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.


We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.


The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.


If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.


With certain limited exceptions, only US residents may invest in the fund.


Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.


TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the amount to be invested. If a wire transfer purchase order is received in good order before 12:00 p.m. Eastern time, it will normally receive the dividend for that day.


Shareholders known to the fund may notify the Service Center in advance of their wire transfer purchase by calling the Service Center prior to the 12:00 p.m. Eastern time



                                       8
PROSPECTUS May 1, 2010                                   Investing in the Fund
cut-off time and providing the amount of the order. The investor will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Federal Funds wire system, the trade will be entitled to that day's dividend. If the fund does not receive the wire transfer by the close of the Federal Funds wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the investor may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's Distributor may refuse to allow any investor to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good order.

Investments by check will be effective on the business day following receipt and will earn dividends the following business day. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.


Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.


When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. To sell shares, you must state whether you would like to receive the proceeds by wire or check.


In order to receive proceeds by wire, contact the Service Center before 12:00 p.m. Eastern time. After you inform the Service Center of the amount of your redemption, you will receive a trade confirmation number. If the fund receives a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.


As noted below, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. A request for a same day wire that is received earlier in the day will be given priority over a request received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.


SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $2,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan).


CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that we will not accept checks for less than $250. Please note that you should not write checks for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.


REGULAR INVESTMENTS AND WITHDRAWALS enable you to set up a link between the fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed.


THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.


THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.


WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.


THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund



                                       9
PROSPECTUS May 1, 2010                                   Investing in the Fund
does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should normally be payable to the fund or "Deutsche Asset Management" and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.

SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money transferred electronically to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.


A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. We require stamps from members of a medallion signature guarantee program. A notarized document cannot be accepted in lieu of a signature guarantee.


SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call DWS Investments (see phone numbers on the back cover) or contact your financial advisor for more information.


MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system. The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."


SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another DWS fund.



HOW THE FUND CALCULATES SHARE PRICE


To calculate net asset value, or NAV, each share class uses the following equation:



        TOTAL          TOTAL                  TOTAL NUMBER OF
               -                       /                        =    NAV
  (                               )
       ASSETS       LIABILITIES             SHARES OUTSTANDING

The price at which you buy and sell shares is based on the NAV per share next calculated after the order is received and accepted by the transfer agent.


IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.


THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "Exchange") is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange. In such instances, the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 12:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.


The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open,



                                       10
PROSPECTUS May 1, 2010                                   Investing in the Fund

(b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be as set forth in the prospectus for normal trading days. Orders must be submitted by the cut-off times for receipt of wire purchases entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) the times set forth in the prospectus for normal trading days or (b) such earlier times that the fund determines based on the criteria described above. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (877) 237-1131 or visit our Web site at www.dws-investments.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.


OTHER RIGHTS WE RESERVE


You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions and redemption proceeds if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for any other reason

o refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law


o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

o pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time)



UNDERSTANDING DISTRIBUTIONS AND TAXES


The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.


THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.


Dividends or distributions declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, if such dividends or distributions are actually paid in January of the following year.


The fund intends to distribute tax-exempt interest earned from securities as exempt-interest dividends, which are excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax
(AMT) and state and local income taxes. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the fund is invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes.


Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any exempt-interest dividend that is derived from interest on obligations of New York State and its political subdivisions, as well as obligations of Puerto Rico, the US Virgin Islands and Guam. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes.



                                       11
PROSPECTUS May 1, 2010                                   Investing in the Fund

A portion of the fund's dividends may be taxable if they consist of earnings from investment in taxable securities. Capital gains distributions may also be taxable.


YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all sent to you by check or wire, have one type reinvested and the other sent to you by check or have them invested in another fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.


Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.


Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.


YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received.


If the fund's distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a return of capital to the extent of your basis in your shares and thereafter as a capital gain. A return of capital distribution reduces the basis of your shares. As a result, even though the fund seeks to maintain a stable share price, you may recognize a capital gain when you sell your shares if you have received a return of capital distribution.


The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund. For more information, see "Taxes" in the Statement of Additional Information.


                                       12
PROSPECTUS May 1, 2010                                   Investing in the Fund

FINANCIAL HIGHLIGHTS


The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).



NY TAX FREE MONEY FUND - TAX-EXEMPT NEW YORK MONEY MARKET FUND




YEARS ENDED DECEMBER 31,                                   2009          2008          2007(A)
---------------------------------------------------  ---------------  ----------  -----------------
SELECTED PER SHARE DATA
---------------------------------------------------           -
NET ASSET VALUE, BEGINNING OF PERIOD                    $  1.00        $  1.00       $   1.00
---------------------------------------------------     -------        -------       --------
Income from investment operations:
  Net investment income                                     .001           .016           .021
---------------------------------------------------     --------       --------      ---------
  Net realized gain (loss)(b)                                 -              -              -
---------------------------------------------------     --------       --------      ---------
  TOTAL FROM INVESTMENT OPERATIONS                          .001           .016           .021
---------------------------------------------------     --------       --------      ---------
Less distributions from:
  Net investment income                                  ( .001)        ( .016)        ( .021)
---------------------------------------------------     --------       --------      ---------
NET ASSET VALUE, END OF PERIOD                          $  1.00        $  1.00       $   1.00
---------------------------------------------------     --------       --------      ---------
Total Return (%)                                            .13 (c)       1.57           2.16 (**)
---------------------------------------------------     --------       --------      ---------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------    --------
Net assets, end of period ($ millions)                       28            183            112
----------------------------------------------------    --------       --------      ---------
Ratio of expenses before expense reductions (%)             .98            .89            .91 (*)
----------------------------------------------------    --------       --------      ---------
Ratio of expenses after expense reductions (%)              .58            .89            .91*
----------------------------------------------------    --------       --------      ---------
Ratio of net investment income (%)                          .14           1.51           2.71 (*)
----------------------------------------------------    --------       --------      ---------


(a) For the period from March 22, 2007 (commencement of operations of Tax-Exempt New York Money Market Fund) to December 31, 2007.
(b)  Amount is less than $.0005 per share.

(c) Total return would have been lower had certain expenses not been reduced.

(*)  Annualized
(**) Not annualized

                                       13
PROSPECTUS May 1, 2010                                    Financial Highlights

APPENDIX

HYPOTHETICAL EXPENSE SUMMARY

Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.


The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


NY TAX FREE MONEY FUND - TAX-EXEMPT NEW YORK MONEY MARKET FUND




            MAXIMUM        INITIAL HYPOTHETICAL             ASSUMED RATE
         SALES CHARGE:          INVESTMENT:                  OF RETURN:
             0.00%                $10,000                        5%
        ---------------  -------------------------  -----------------------------
                                                      HYPOTHETICAL
           CUMULATIVE      ANNUAL     CUMULATIVE        YEAR-END
         RETURN BEFORE      FUND     RETURN AFTER    BALANCE AFTER    ANNUAL FEES
            FEES AND      EXPENSE      FEES AND         FEES AND          AND
YEAR        EXPENSES       RATIOS      EXPENSES         EXPENSES       EXPENSES
------  ---------------  ---------  --------------  ---------------  ------------
   1          5.00%         0.95%         4.05%       $ 10,405.00    $    96.92
 ---         -----          ----         -----        -----------    ----------
   2         10.25%         0.95%         8.26%       $ 10,826.40    $   100.85
 ---         -----          ----         -----        -----------    ----------
   3         15.76%         0.95%        12.65%       $ 11,264.87    $   104.93
 ---         -----          ----         -----        -----------    ----------
   4         21.55%         0.95%        17.21%       $ 11,721.10    $   109.18
 ---         -----          ----         -----        -----------    ----------
   5         27.63%         0.95%        21.96%       $ 12,195.80    $   113.61
 ---         -----          ----         -----        -----------    ----------
   6         34.01%         0.95%        26.90%       $ 12,689.73    $   118.21
 ---         -----          ----         -----        -----------    ----------
   7         40.71%         0.95%        32.04%       $ 13,203.67    $   122.99
 ---         -----          ----         -----        -----------    ----------
   8         47.75%         0.95%        37.38%       $ 13,738.42    $   127.97
 ---         -----          ----         -----        -----------    ----------
   9         55.13%         0.95%        42.95%       $ 14,294.82    $   133.16
 ---         -----          ----         -----        -----------    ----------
 10          62.89%         0.95%        48.74%       $ 14,873.76    $   138.55
 ---         -----          ----         -----        -----------    ----------
TOTAL                                                                $ 1,166.37
---                                                                  ----------



                                       14
PROSPECTUS May 1, 2010                                                Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS. These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.


STATEMENT OF ADDITIONAL INFORMATION (SAI). This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).


For a free copy of any of these documents or to request other information about the fund, contact DWS Investments at the phone number or address listed below. SAIs and shareholder reports are also available through the DWS Investments Web site at www.dws-investments.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below.



You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330 or (202) 551-8090.



In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call the number provided.


CONTACT INFORMATION


DWS INVESTMENTS   PO Box 219669
                  Kansas City, MO
                  64121-9669
                  www.dws-investments.com
                  (800) 730-1313
SEC               100 F Street, N.E.
                  Washington, D.C. 20549-1520
                  WWW.SEC.GOV
                  (800) SEC-0330
DISTRIBUTOR       DWS Investments Distributors, Inc.
                  222 South Riverside Plaza
                  Chicago, IL 60606-5808
                  (800) 621-1148
SEC FILE NUMBER   DWS Advisor Funds
                  NY Tax Free Money Fund
                  811-04760



                                     RESHAPING INVESTING. [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group







(05/01/10) TENY-1

                      STATEMENT OF ADDITIONAL INFORMATION



                                  MAY 1, 2010



                            DWS COMMUNICATIONS FUND


                            DWS COMMUNICATIONS FUND

  CLASS (Ticker):   A (TISHX )     B (FTEBX)     C (FTICX)     INST (FLICX)


                               DWS ADVISOR FUNDS


                     DWS RREEF REAL ESTATE SECURITIES FUND

  CLASS (Ticker):   A (RRRAX)     B (RRRBX)     C (RRRCX)     R (RRRSX)     INST (RRRRX)     S (RRREX)



This combined Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for each fund dated May 1, 2010, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 621-1048 for Classes A, B, C and R, (800) 730-1313 for Institutional Class and (800) 728-3337 for Class S; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.



Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.


This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.


Class B shares are closed to new investment.


                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I




                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of Each Fund................................................................   I-5
  Sales Charges and Distribution Plan Payments...........................................   I-5
  Portfolio Transactions and Brokerage Commissions.......................................   I-5
  Investments............................................................................   I-5
  Investment Restrictions................................................................   I-5
  Taxes..................................................................................   I-8
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-8
  Statements
  Additional Information.................................................................   I-8
  Part I: Appendix I-A - Board Member Share Ownership and Control........................   I-9
  Part I: Appendix I-B - Board Committees and Meetings...................................  I-14
  Part I: Appendix I-C - Board Member Compensation.......................................  I-18
  Part I: Appendix I-D - Portfolio Management............................................  I-20
  Part I: Appendix I-E - Affiliated Service Provider Compensation........................  I-23
  Part I: Appendix I-F - Sales Charges...................................................  I-25
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-26
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-27
  Part I: Appendix I-I - Investment Practices and Techniques.............................  I-29
  Part I: Appendix I-J - Additional Information..........................................  I-30
Part II..................................................................................  II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"DeAM" - Deutsche Asset Management


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"Subadvisor" - RREEF America L.L.C. for DWS RREEF Real Estate Securities Fund, 875 N. Michigan Avenue, Chicago, Illinois 60611


"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street, Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)


"DWS funds" - The US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Directors/
Trustees of the Corporation/Trust


"Board" - Board of Directors/Trustees of the Corporation/
Trust


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)


"fund" or "series" - DWS Communications Fund and/or DWS RREEF Real Estate Securities Fund as the context may require


"Custodian" - State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111

"Fund Legal Counsel" - For DWS Communications Fund: Ropes & Gray LLP, One International Place, Boston, MA 02110-2624. For DWS RREEF Real Estate Securities Fund: Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601



"Trustee/Director Legal Counsel" - Ropes & Gray LLP, One International Place, Boston, MA 02110-2624


"Corporation" or "Trust" - DWS Communications Fund, Inc. and DWS Advisor Funds, respectively


"NRSRO"- A nationally recognized statistical rating organization


"S&P" - Standards & Poor's Ratings Group, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Investors Service, Inc., an NRSRO



FUND ORGANIZATION

DWS Communications Fund is a series of DWS Communications Fund, Inc., a Maryland corporation organized on October 18, 1983. On May 20, 1985, the Corporation reorganized as a Massachusetts business trust and on January 19, 1989 it reorganized as a Maryland corporation pursuant to an Agreement and Plan of Reorganization and Liquidation approved by shareholders on December 6, 1988. On February 6, 2006, Scudder Flag Investors Communications Fund, Inc. was renamed DWS Communications Fund, Inc. and Scudder Flag Investors Communications Fund was renamed DWS Communications Fund.


The Corporation's charter authorizes the issuance of shares of capital stock, each with a par value of $0.001, which may be divided into multiple series (or funds). A fund may be further divided into multiple share classes, which may bear different expenses.


The Corporation is governed by Amended and Restated Articles of Incorporation that were approved by shareholders in the second quarter of 2006, as may be further amended from time to time (the "Articles of Incorporation"). All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of

Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund's prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.


The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.


Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.


The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.


Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.


On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.


Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.


Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.


The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if the shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Corporation to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class, (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders, (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law, or (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.


Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).


DWS RREEF Real Estate Securities Fund is a series of DWS Advisor Funds, a Massachusetts business trust established under an Agreement and Declaration of Trust dated July 21, 1986, as amended from time to time. On February 6, 2006, Scudder Advisor Funds was renamed DWS Advisor Funds. On February 6, 2006, Scudder RREEF Real Estate Securities Fund was renamed DWS RREEF Real Estate Securities Fund. On July 10, 2006, the predecessor of DWS RREEF Real Estate Securities Fund transferred all of its assets and liabilities from DWS RREEF Securities Trust, a Delaware business trust, to DWS Advisor Funds, while retaining the same fund name.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2006.


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.


Upon the termination of the Trust or any series or class, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series or class, in cash or in kind or partly each, to the shareholders of the Trust or the series or class involved, ratably according to the number of shares of the Trust or such series or class held by the several shareholders of the Trust or such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.

MANAGEMENT OF EACH FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods, as well as information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B and PART I - APPENDIX I-C.


BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding each fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by each fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DIDI, see PART I - APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.


DISTRIBUTION PLAN PAYMENTS

Payments made by each fund for the most recent fiscal year under each fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.



PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.


Each fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which each fund may employ in pursuing its investment objective.
PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.



INVESTMENT RESTRICTIONS

Unless otherwise stated, the policies below apply to each fund.

Except as otherwise indicated, each fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a fund.


Each fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.


Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.


As a matter of fundamental policy, a fund may not do any of the following:


(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(7) (for DWS Communications Fund only) invest less than 65% of its total assets in the communications field, except as described in the prospectus, (otherwise the fund will not concentrate more than 25% of its total assets in securities of issuers in any industry).


(8) (for DWS RREEF Real Estate Securities Fund only) invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the fund may invest without limitation in securities of companies engaged principally in the real estate industry.



OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of a fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.


(2) the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


(3) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(4) the fund may not purchase warrants if as a result, such securities, taken at the lower of cost or market value would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).


(5) (for DWS Communications Fund only) up to 10% of the fund's total assets (measured at the time of investment) may be invested in lower quality debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's and unrated securities determined to be of comparable quality by the Adviser). Securities that were investment grade at the time of purchase but that were subsequently downgraded to BB/BA or lower will be included in the 10% category. If such a downgrade causes the 10% limit to be exceeded, the fund will be precluded from investing further in non-convertible securities that are below investment-grade.


(6) (for DWS RREEF Real Estate Securities Fund only) the fund's investments in convertible debt securities and other high-yield/high-risk, non-convertible debt securities rated below investment-grade will comprise less than 20% of the fund's net assets.


(7) (for DWS RREEF Real Estate Securities Fund only) the fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor.


(8) (for DWS RREEF Real Estate Securities Fund only) the fund may invest up to 5% of its assets in high-yield/high-risk securities.


(9) (for DWS RREEF Real Estate Securities Fund only) the fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Board or its designee.


(10) (for DWS Communications Fund only) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.

(11) (for DWS Communications Fund only) the fund may write options contracts on its securities up to 20% of the value of its net assets at the time such options are written.


(12) (for DWS Communications Fund only) call options may be purchased by the fund, but only to terminate an obligation as a writer of a call option.


(13) (for DWS Communications Fund only) only call options that are traded on a national securities exchange will be written.


(14) (for DWS Communications Fund only) the fund will not sell the securities against which options have been written (uncover the options) until after the option period has expired or the closing purchase has been executed.


(15) (for DWS Communications Fund only) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.


(16) (for DWS Communications Fund only) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.


(17) (for DWS RREEF Real Estate Securities Fund only) the fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.


(18) (DWS RREEF Real Estate Securities Fund only) the fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund.


(19) (DWS RREEF Real Estate Securities Fund only) the fund will limit futures contracts entered into on behalf of the fund to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).



TAXES

Important information concerning the tax consequences of an investment in each fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The financial highlights of each fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



The financial statements, together with the report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated December 31, 2009 for DWS Communications Fund (SEC File No. 811-03883) and DWS RREEF Real Estate Securities Fund (SEC File No. 811-04760), are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.



ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-J.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL


BOARD MEMBER SHARE OWNERSHIP IN EACH FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in each fund and in DWS funds as of December 31, 2009.


DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



BOARD MEMBER                DWS COMMUNICATIONS FUND     DWS RREEF REAL ESTATE SECURITIES FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine                   None                               None
Henry P. Becton, Jr.                 None                               None
Dawn-Marie Driscoll                  None                               None
Keith R. Fox                         None                               None
Paul K. Freeman                      None                               None
Kenneth C. Froewiss                  None                               None
Richard J. Herring                   None              $10,001-$50,000
William McClayton                    None                               None
Rebecca W. Rimel                 $1 - $10,000          $10,001-$50,000
William N. Searcy, Jr.               None                               None
Jean Gleason Stromberg               None                               None
Robert Wadsworth                     None                               None



AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None


(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to each fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).


                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None



As of April 5, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.



25% OR GREATER OWNERSHIP


No investor owns 25% or more of a fund's shares as of April 5, 2010, and therefore there is no presumed control of a fund.



5% OR GREATER OWNERSHIP OF SHARE CLASSES


The following table identifies those investors who own 5% or more of a fund share class as of April 5, 2010. All holdings are of record, unless otherwise indicated.

DWS COMMUNICATIONS FUND



NAME AND ADDRESS OF INVESTOR            SHARES            CLASS         PERCENTAGE
FIRST CLEARING LLC                     610,001.88          A               7.63%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
CITIGROUP GLOBAL MARKETS INC           448,550.53          A               5.61%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
CITIGROUP GLOBAL MARKETS INC             4,759.56          B               6.90%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
MORGAN STANLEY & CO.                    43,695.84          C              12.04%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
CITIGROUP GLOBAL MARKETS INC            42,989.50          C              11.85%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
FIRST CLEARING LLC                      28,350.80          C               7.81%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
STATE STREET BANK & TRUST CO            46,491.88    Institutional        40.56%
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO            26,514.12    Institutional        23.13%
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO            15,927.53    Institutional        13.90%
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105
PERSHING LLC                             7,769.38    Institutional         6.78%
JERSEY CITY NJ 07303-2052
STATE STREET BANK & TRUST CO             7,504.75    Institutional         6.55%
CUST FBO
DWS LIFECOMPASS 2040 FUND
QUINCY MA 02171-2105
STATE STREET BANK & TRUST CO             6,270.57    Institutional         5.47%
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA 02171-2105

DWS RREEF REAL ESTATE SECURITIES FUND



NAME AND ADDRESS OF INVESTOR              SHARES             CLASS         PERCENTAGE
MORGAN STANLEY & CO.                    2,735,074.87          A               8.82%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
HARTFORD LIFE INSURANCE COMPANY         2,243,057.28          A               7.24%
ATTN UIT OPERATIONS
HARTFORD CT 06104-2999
MORGAN STANLEY & CO.                       32,921.01          B               9.75%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
FIRST CLEARING LLC                         28,391.08          B               8.40%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
MLPF&S FOR THE SOLE BENEFIT OF             25,813.35          B               7.64%
ITS CUSTOMERS
ATTN FUND ADM (9H061)
JACKSONVILLE FL 32246-6484
CITIGROUP GLOBAL MARKETS INC               20,688.87          B               6.12%
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402
MLPF&S FOR THE SOLE BENEFIT OF            146,666.81          C               8.04%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL 32246
FIRST CLEARING LLC                        109,452.50          C               6.00%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
MLPF&S FOR THE SOLE BENEFIT OF          9,263,681.64    Institutional        28.82%
ITS CUSTOMERS
ATTN FUND ADM (9LBY5)
JACKSONVILLE FL 32246-6484
CHARLES SCHWAB & CO INC                 4,448,800.29    Institutional        13.84%
SPECIAL CUSTODY ACCT FOR THE
BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4151
DWS TRUST COMPANY TTEE                  3,470,941.05    Institutional        10.80%
FBO DB MATCHED SAVINGS PLAN
ATTN ASSET RECON DEPT # XXXXXX
SALEM NH 03079-1143
EDWARD D JONES & CO                     2,451,943.68    Institutional         7.63%
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
MARYLAND HTS MO 63043-3009

NAME AND ADDRESS OF INVESTOR             SHARES             CLASS         PERCENTAGE
NFS LLC FBO                            1,630,830.30    Institutional         5.07%
FIIOC AS AGENT FBO
QUALIFIED EMPLOYEE BENEFIT
PLANS 401K FINOPS-IC FUNDS
COVINGTON KY 41015-1987
HARTFORD LIFE INSURANCE                  412,491.01          R              51.62%
COMPANY SEPARATE ACCOUNT
HARTFORD CT 06104-2999
CITIGROUP GLOBAL MARKETS INC           1,431,819.50          S              37.97%
BOOK ENTRY ACCOUNT
MUTUAL FUNDS DEPT
ATTN MATT MAESTRI
NEW YORK NY 10001-2402
CHARLES SCHWAB & CO INC                  256,609.57          S               6.80%
SAN FRANCISCO CA 94104-4151
MERRILL LYNCH PIERCE FENNER              191,380.87          S               5.07%
& SMITH FOR THE SOLE BENEFIT OF
ITS CUSTOMERS
ATTN SERVICE TEAM 973Y3
JACKSONVILLE FL 32246-6484

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75% of the meetings of the Board and meetings of the Board Committees on which such Board Member served.



BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Currently, all or in some cases all but one of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and Operations Committee.


                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)


AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.


AGGREGATE COMPENSATION FROM EACH FUND



BOARD MEMBER                DWS COMMUNICATIONS FUND     DWS RREEF REAL ESTATE SECURITIES FUND
 INDEPENDENT BOARD MEMBER:
John W. Ballantine         $385                        $1,884
Henry P. Becton, Jr.       $385                        $1,884
Dawn-Marie Driscoll        $385                        $1,884
Keith R. Fox               $371                        $1,774
Paul K. Freeman            $442                        $2,337
Kenneth C. Froewiss        $371                        $1,774
Richard J. Herring         $385                        $1,884
William McClayton          $394                        $1,958
Rebecca W. Rimel           $371                        $1,774
William N. Searcy, Jr.     $385                        $1,884
Jean Gleason Stromberg     $371                        $1,774
Robert Wadsworth           $394                        $1,958

TOTAL COMPENSATION FROM DWS FUND COMPLEX


                             TOTAL COMPENSATION
                             FROM EACH FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000


(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2) Includes $75,829 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT


FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for each fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.


DWS COMMUNICATIONS FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
Walter Holick                 $0                    $0
Frederic L. Fayolle           $0                    $0



DWS RREEF REAL ESTATE SECURITIES FUND




                                 DOLLAR RANGE OF       DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER       FUND SHARES OWNED         FUND SHARES OWNED
John W. Vojticek               $10,001 - $50,000         $10,001 - $50,000
Jerry W. Ehlinger             $100,001 - $500,000       $100,001 - $500,000
John F. Robertson             $    0                        $1 - $10,000
Asad Kazim                     $10,001 - $50,000         $50,001 - $100,000



CONFLICTS OF INTEREST


In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.


DWS COMMUNICATIONS FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                          NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                         REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                  INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER         COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
Walter Holick                2            $769,032,017               0                     $0
Frederic L. Fayolle          2            $769,032,017               0                     $0

DWS RREEF REAL ESTATE SECURITIES FUND


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
John W. Vojticek           8            $786,861,495               0                     $0
Jerry W. Ehlinger          4            $265,126,318               0                     $0
John F. Robertson          8            $786,861,495               0                     $0
Asad Kazim                 4            $265,126,318               0                     $0



DWS COMMUNICATIONS FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                               NUMBER OF POOLED
                          NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                           POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                  INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER         VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
Walter Holick                2             $455,602,288
Frederic L. Fayolle          2             $455,602,288



DWS RREEF REAL ESTATE SECURITIES FUND


OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
John W. Vojticek           14            $811,003,320               1                $17,138,934
Jerry W. Ehlinger          14            $811,003,320               1                $17,138,934
John F. Robertson          14            $811,003,320               1                $17,138,934
Asad Kazim                  1            $ 61,878,268               0                $         0



DWS COMMUNICATIONS FUND


OTHER ACCOUNTS MANAGED:



                                                             NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS      ACCOUNTS WITH       PERFORMANCE-
NAME OF                     NUMBER OF         OF OTHER         PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER        OTHER ACCOUNTS       ACCOUNTS          BASED FEE           ACCOUNTS
Walter Holick                  0                 $0                0                   $0
Frederic L. Fayolle            0                 $0                0                   $0

DWS RREEF REAL ESTATE SECURITIES FUND


OTHER ACCOUNTS MANAGED:



                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
John W. Vojticek            46            $1,617,850,224            6              $133,860,187
Jerry W. Ehlinger           46            $1,617,850,224            6              $133,860,187
John F. Robertson           46            $1,617,850,224            6              $133,860,187
Asad Kazim                  27            $  816,917,216            4              $ 62,595,487



In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in each fund and other client accounts.

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION


DWS COMMUNICATIONS FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2009                    $1,122,306         $185,660             $113,898                  $0
2008                    $1,735,274         $198,469             $182,705                  $0
2007                    $3,196,146         $      0             $355,796                  $0





                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES
2009                         $339,245                $322,540                  -                       -
2008                         $391,758                $391,758                  -                       -
2007                         $546,144                $234,679                  -                       -



DWS RREEF REAL ESTATE SECURITIES FUND




                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2009                    $3,430,826            $0               $  844,062                 $0
2008                    $5,070,966            $0               $1,293,415                 $0
2007                    $7,375,413            $0               $1,924,771                 $0





                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES
2009                        $  868,379               $     0                   -                        -
2008                        $1,059,576               $     0                   -                        -
2007                        $1,203,337               $26,036                   -                        -




DWS COMMUNICATIONS FUND


The following waivers were in effect during the most recent three fiscal years:



For the period from January 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the Fund's total annual expenses at 1.72%, 2.47%, 2.47% and 1.47% for Class A, Class B, Class C and Institutional Class shares, respectively.


For the period from January 1, 2007 through September 30, 2008, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the Fund's total annual operating expenses at 1.43%, 2.18%, 2.18% and 1.18% for Class A, Class B, Class C and Institutional Class shares, respectively.

For the period from October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of 2.50% for Class B.


For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.54%, 2.29%, 2.29% and 1.29% for Class A, Class B, Class C and Institutional Class shares, respectively.


The following waiver is currently in effect:


Through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.76%, 2.51%, 2.51% and 1.51% for Class A, Class B, Class C and Institutional Class shares.


DWS RREEF REAL ESTATE SECURITIES FUND

The following waivers were in effect during the most recent three fiscal years:



For the period from January 1, 2007 through January 21, 2007, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the Fund's total annual operating at 0.80%, 1.71%, 1.60%, 1.15%, 1.35% and 0.53% for Class A, Class B, Class C,
Class R, Class S and Institutional Class shares, respectively.


For the period from January 22, 2007 through June 30, 2007, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the Fund's total annual operating expenses at 1.60%, 2.35%, 2.35%, 1.85%, 1.35% and 1.35% for Class A, Class B,
Class C, Class R, Class S and Institutional Class shares, respectively.

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI for the noted fiscal period(s).


CLASS A INITIAL SALES CHARGE:



                                                                                             AGGREGATE          AGGREGATE
                                                       AGGREGATE        AGGREGATE           COMMISSIONS        COMMISSIONS
                                           FISCAL        SALES         COMMISSIONS      PAID TO AFFILIATED      RETAINED
                                            YEAR      COMMISSIONS     PAID TO FIRMS            FIRMS             BY DIDI
DWS Communications Fund                    2009         $ 8,000          $ 5,000              $ 1,000            $ 2,000
                                           2008         $11,000          $ 8,000              $ 1,000            $ 2,000
                                           2007         $45,000          $26,000              $40,000            $14,000
DWS RREEF Real Estate Securities Fund      2009         $22,000          $12,000              $ 1,000            $ 9,000
                                           2008         $30,000          $16,000              $ 5,000            $ 9,000
                                           2007         $46,000          $29,000              $     0            $13,000



CDSC PAID TO DIDI ON:




                                           FISCAL
                                            YEAR     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
DWS Communications Fund                    2009          $    0             $ 5,400           $   363
                                           2008          $   47             $13,234           $   910
                                           2007          $  114             $12,287           $ 1,123
DWS RREEF Real Estate Securities Fund      2009          $1,031             $16,866           $ 2,475
                                           2008          $2,247             $46,117           $ 5,375
                                           2007          $9,433             $88,715           $16,120

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:



                                                       12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                              FEES              SERVICES FEES
DWS Communications Fund                    Class A          $       0             $ 229,666
                                           Class B          $   7,825             $   1,647
                                           Class C          $  32,704             $  10,061
DWS RREEF Real Estate Securities Fund      Class A          $       0             $ 765,712
                                           Class B          $  43,374             $  14,250
                                           Class C          $ 166,703             $  55,287
                                           Class R          $  21,196             $   8,797

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER RATES



FUND                                        2009      2008
DWS Communications Fund                    148%        118%
DWS RREEF Real Estate Securities Fund     120%*         84%




*Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.



BROKERAGE COMMISSIONS



                                           FISCAL     BROKERAGE COMMISSIONS
                                            YEAR          PAID BY FUND
DWS Communications Fund                    2009            $1,088,438
                                           2008            $  933,600
                                           2007            $  323,915
DWS RREEF Real Estate Securities Fund      2009            $2,603,638
                                           2008            $2,492,579
                                           2007            $2,887,318



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                               AGGREGATE                        % OF THE
                                                                               BROKERAGE                       AGGREGATE
                                                                              COMMISSIONS                        DOLLAR
                                                    NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                         FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                          YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
DWS Communications Fund                  2009       None           -             None              -               -
                                         2008       None           -             None              -               -
                                         2007       None           -             None              -               -
DWS RREEF Real Estate Securities Fund    2009       None           -             None              -               -
                                         2008       None           -             None              -               -
                                         2007       None           -             None              -               -


Each fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that each fund held as of the end of its most recent fiscal year.


Listed below are the regular broker dealers of each fund whose securities each fund acquired during the past fiscal year. Also listed is the dollar value of such securities held by each fund as of the end of the most recent fiscal year end.


DWS COMMUNICATIONS FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Merrill Lynch International                                 $1,115,000

DWS RREEF REAL ESTATE SECURITIES FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Retail Opportunity Investment Corporation                   $4,714,000



TRANSACTIONS FOR RESEARCH SERVICES


For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.



                                                                       COMMISSIONS PAID
                                           AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                         WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
DWS Communications Fund                         $186,436,295            $   671,145/(1)/
DWS RREEF Real Estate Securities Fund           $445,294,379            $    651,174




/(1)/ The fund has commission sharing arrangements (CSA) in place with some broker-dealers pursuant to which a specified percentage of the total commissions paid on qualifiying trades are contributed to a CSA pool. TheAdvisormay utilize the related commissions in the CSA pool to pay for market data, third-party research and research from certain other broker-dealers with whom the Advisor either does not trade or does not trade at significant levels.

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES


Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.


DWS COMMUNICATIONS FUND

Asset Segregation

Borrowing

Cash Management Vehicles

Common Stock
Convertible Securities

Depository Receipts
Derivatives
Eurodollar Obligations
Foreign Currencies

Foreign Investment(s) and Sovereign Debt and Brady Bonds

High Yield Fixed Income Securities - Junk Bonds

Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment-Grade Bonds
IPO Risk
Lending of Portfolio Securities
Mortgage-Backed Securities
Repurchase Agreements
Short-Term Securities
Sovereign Debt

DWS RREEF REAL ESTATE SECURITIES FUND

Asset Segregation

Borrowing

Cash Management Vehicles

Common Stock

Convertible Securities
Derivatives
Fixed Income Securities

High Yield Fixed Income Securities- Junk Bonds

Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program
Investment Company Securities

Investment Grade Bonds

Lending of Portfolio Securities
Mortgage-Backed Securities
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Short Sales
Short-Term Securities
When-Issued and Delayed Delivery Securities

PART I: APPENDIX I-J - ADDITIONAL INFORMATION


FUND                                      CLASS                   CUSIP NUMBER
DWS Communications Fund                   Class A                 23339G108
Fiscal Year End: 12/31                    Class B                 23339G207
                                          Class C                 23339G306
                                          Institutional Class     23339G405
DWS RREEF Real Estate Securities Fund     Class A                 23339E491
Fiscal Year End: 12/31                    Class B                 23339E483
                                          Class C                 23339E475
                                          Class R                 23339E467
                                          Class S                 23339E459
                                          Institutional Class     23339E442

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II




                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Purchase and Redemption of Shares.......................................................   II-10
   Purchases..............................................................................   II-11
   Redemptions............................................................................   II-16
  Distribution and Service Agreements and Plans...........................................   II-24
  Investments.............................................................................   II-30
   General Investment Practices and Techniques............................................   II-30
  Portfolio Transactions..................................................................   II-31
  Portfolio Holdings Information..........................................................   II-33
  Net Asset Value.........................................................................   II-34
  Proxy Voting Guidelines.................................................................   II-37
  Miscellaneous...........................................................................   II-38
  Ratings Of Investments..................................................................   II-38
  Part II: Appendix II-A - Board Members and Officers.....................................   II-44
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-49
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-55
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-68
  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-72
  Arrangements
  Part II: Appendix II-F - Class A Sales Charge Schedule..................................   II-75
  Part II: Appendix II-G - Investment Practices and Techniques............................   II-77
  Part II: Appendix II-H - Taxes..........................................................  II-126
  Part II: Appendix II-I - Proxy Voting Guidelines........................................  II-142

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund" applies to all funds in the DWS funds complex.



MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New York, is the investment advisor for each fund. Under the oversight of the Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.


DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.


In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher, CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an investment advisor registered with the U.S. Securities and Exchange Commission. Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the Investment Management Agreements, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.


DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment Management Agreement and Unitary Fee Agreement (UFA) that covers not only DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (i.e., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses, as determined by the Board. DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.


The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.


Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.


Under the Investment Management Agreement between DWS S&P 500 Plus Fund and DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART II - APPENDIX II-C.


The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.


Under a separate agreement between Deutsche Bank AG and the funds, Deutsche Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA (Sub-Advisory Agreement).


Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4, Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.


Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL 60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the 1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA 19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.


Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E. Turner and Mark D. Turner.


TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.


A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund.

The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.


SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).


RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serve as Sub-Subadvisor to a fund. RGAL is an investment advisor registered with the SEC. In addition, RGAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street, Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.


Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.


Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.


AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.


BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX II-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN


ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.


FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.


Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.


CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.


Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.


REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset Management (DeAM) settled proceedings with the Securities and Exchange Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.


As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.


Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.


PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.


PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F.


CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).


LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases, Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1)    a current or former director or trustee of Deutsche or DWS mutual funds;



(2) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(3) certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;


(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);


(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(6) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(7) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(8) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(9) employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;


(10) investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund, DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;


(11) defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(12) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;

(13) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;


(14)   reinvestment of fund dividends and distributions; and


(15) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.


PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to DWS Investments Flex Plans.


(1) Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


(2) Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally, $1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.


VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.


PURCHASES IN-KIND. This section is applicable only to the following funds: DWS High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.


CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;


(6) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(7) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.


The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and


(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:


(i) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(ii) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds; DWS Money Market Series, a series of DWS Money Market Trust; and Treasury Portfolio, a series of Investors Cash Trust.


CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Plus Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street

Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment Trust Class A, B and C Shares of DWS Money Market Prime Series.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313) or write (DWS Investments Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the

Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.


EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.


GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund (which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.


Shareholders who exchange their shares out of a DWS money market fund into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).


Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).


Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.


EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS Money Market Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III: non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:


o a fund's consistency with DWS Investments' branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o The length of time a fund's Portfolio Managers have managed a fund/Strategy


o     Market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/ wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.


In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.


The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.


COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).


The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.


The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.



A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus).


Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.



DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.


RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of

0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.


CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.


With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.


Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.


II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Premier Shares - Tax-Exempt California Money Market Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


Premium Reserve Money Market Shares - Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


Institutional Money Market Shares-Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Institutional Money Market Shares of the fund. A portion of this administrative service fee (0.075% of the 0.15% fee) is paid pursuant to a Rule 12b-1 Plan. Currently, the fee is limited to 0.02% but may be increased to the full 0.15% level by the Board. Currently, one-half of the 0.02% administrative service fee rate that is being paid by the Institutional Money Market Shares is paid pursuant to the Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of those shares of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


Capital Assets Funds - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and 0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and 0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


Shareholder Services Plan for Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.


IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.


IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.



NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's Pricing Committee.


The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.


The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.


Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.


Applicable to money market funds other than DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.


Applicable to the following money market funds (each, a fund): DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policies are included in PART II - APPENDIX II-I.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.


These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.


AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.


A: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.


BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:


o     Leading market positions in well established industries.


o     High rates of return on funds employed.


o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


o Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).


MIG 1 OR VMIG 1: Judged to be of the best quality.


MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.


MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


MIG4 OR VMIG 4: Judged to be of adequate quality.


SG: Denotes speculative quality.


STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.


AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.


A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated BBB has an adequate capacity to meet its financial commitment. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.


CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.


CC: Debt rated CC is currently high vulnerability to default.


C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.


D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


A-3: Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


B: Obligations are regarded as having significant speculative characteristics. Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest. Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".


SP-2: Reflects a satisfactory capacity to pay principal and interest.


SP-3: Reflects a speculative capacity to pay principal and interest.


DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt, S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').


FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.


A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.


B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


NR: Indicates that Fitch Rating does not publicly rate the specific issue.


FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.


F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D: Default. Denotes actual or imminent payment default.


FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."


STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.


Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.


The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.


Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.


The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower


NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.


The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.


INDEPENDENT BOARD MEMBERS


                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN
Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                126
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            126
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    126
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              126
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           126
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                                                                                           NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                              FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                   FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                     OVERSEEN
Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                     126
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance          126
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing             126
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts               126
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual             126
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets         126
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; Business Leadership Council, Wellesley
                                 College; former Directorships: Service Source, Inc., Mutual Fund
                                 Directors Forum (2002-2004), American Bar Retirement Association
                                 (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)            129
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

INTERESTED BOARD MEMBER AND OFFICER/(5)/


NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN
Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            58
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)


OFFICERS/(5)/




NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Michael G. Clark/(7)/ (1965)       Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present            family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                   formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                   Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                   Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)          Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)       Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-           Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                            Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)       Managing Director/(4)/, Deutsche Asset Management
Assistant Secretary, 1997-
present Chief Legal Officer,
April 2010-present
Rita Rubin/(9)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
present                            Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel,
                                   UBS Global Asset Management (US) Inc. (2001-2004)
Paul Antosca/(8) /(1957)           Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)            Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-          Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)        Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)           Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Robert Kloby/(9)/ (1962)           Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present



/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/(3)/ The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 345 Park Avenue, New York, New York 10154.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.


/(10)/   Address: 60 Wall Street, New York, New York 10005.



Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.


OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.



Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer




BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:


John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.


Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.


Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.


William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.


Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.


Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS


Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.


Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.


To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:




o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.




o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.




o Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.



CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security.The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.



The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUND ADVISED BY ABERDEEN (AAMI)


COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:


BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.


ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.


Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.


DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.


Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and AAMI.


CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


FOR FUNDS ADVISED BY DREMAN


COMPENSATION

Each fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.


The sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a fund's performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.


Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:


Quantitative factors:


(i) Relative ranking of a fund's performance against its peers in the one, three and five year pre-tax investment performance categories. A fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.


(ii) Relative performance of a fund's performance against the pre-determined indices for the product strategy against which the fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.


(iii) Performance of a fund is measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.


Qualitative factors:


(i) Ability to work well with other members of the investment professional team and mentor junior members;


(ii) Contributions to the organizational overall success with new product strategies; and


(iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.


CONFLICTS


The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.


The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.


FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)


COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.


FOR FUND ADVISED BY TURNER


COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.


CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:


FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

FUND NAME                              MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Protect 2017 Fund            0.600%/(2)/
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                      0.400%
DWS Target 2011 Fund                      0.400%

FUND NAME                                   MANAGEMENT FEE RATE
DWS Target 2012 Fund                    0.400%
DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Strategic Value Fund              First $250 million 0.750%
                                      Next $750 million 0.720%
                                      Next $1.5 billion 0.700%
                                      Next $2.5 billion 0.680%
                                      Next $2.5 billion 0.650%
                                      Next $2.5 billion 0.640%
                                      Next $2.5 billion 0.630%
                                      Thereafter 0.620%/(3)/
Index-Related Funds
DWS EAFE Equity Index Fund            0.250%
DWS Equity 500 Index Fund                0.000%/(4)/
DWS Equity 500 Index Portfolio        0.050%
DWS S&P 500 Index Fund                   0.000%/(4)/
DWS U.S. Bond Index Fund              0.150%
Growth Funds
DWS Blue Chip Fund                    First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
DWS Capital Growth Fund               First $250 million 0.495%
                                      Next $750 million 0.465%
                                      Next $1.5 billion 0.445%
                                      Next $2.5 billion 0.425%
                                      Next $2.5 billion 0.395%
                                      Next $2.5 billion 0.375%
                                      Next $2.5 billion 0.355%
                                      Thereafter 0.335%
DWS Communications Fund               First $100 million 1.000%
                                      Next $100 million 0.900%
                                      Next $100 million 0.850%
                                      Next $200 million 0.800%
                                      Next $500 million 0.730%
                                      Next $500 million 0.680%
                                      Thereafter 0.650%
DWS Disciplined Long/Short Growth     First $1.0 billion 1.00%
Fund                                  Next $1.0 billion 0.950%
                                      Next $1.0 billion 0.900%
                                      Thereafter 0.850%
DWS Gold & Precious Metals Fund       First $500 million 0.835%
                                      Thereafter 0.785%
DWS Health Care Fund                  First $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Large Company Growth Fund         First $1.5 billion 0.615%
                                      Next $500 million 0.565%
                                      Thereafter 0.515%
DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                      MANAGEMENT FEE RATE
DWS International Fund                    First $2.5 billion 0.565%
                                          Next $2.5 billion 0.545%
                                          Next $5 billion 0.525%
                                          Next $5 billion 0.515%
                                          Thereafter 0.465%
DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS International Value Opportunities     First $500 million 0.800%
Fund                                      Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Thereafter 1.065%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(5)/
VIP
DWS Balanced VIP                          First $250 million 0.370%
                                          Next $750 million 0.345%
                                          Thereafter 0.310%
DWS Blue Chip VIP                         First $250 million 0.550%
                                          Next $750 million 0.520%
                                          Next $1.5 billion 0.500%
                                          Next $2.5 billion 0.480%
                                          Next $2.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Thereafter 0.390%
DWS Conservative Allocation VIP           First $500 million 0.065%
                                          Next $500 million 0.055%
                                          Next $500 million 0.045%
                                          Next $1.0 billion 0.035%
                                          Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                 First $250 million 0.500%
                                          Next $750 million 0.470%
                                          Next $1.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.400%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Thereafter 0.340%
DWS Diversified International Equity      First $1.5 billion 0.650%
VIP                                       Next $1.75 billion 0.635%
                                          Next $1.75 billion 0.620%
                                          Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP        First $250 million 0.650%
                                          Next $750 million 0.620%
                                          Next $1.5 billion 0.600%
                                          Next $2.5 billion 0.580%
                                          Next $2.5 billion 0.550%
                                          Next $2.5 billion 0.540%
                                          Next $2.5 billion 0.530%
                                          Thereafter 0.520%
DWS Global Thematic VIP                   First $250 million 0.915%
                                          Next $500 million 0.865%
                                          Next $750 million 0.815%
                                          Next $1.5 billion 0.765%
                                          Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Government & Agency Securities     First $250 million 0.450%
VIP                                    Next $750 million 0.430%
                                       Next $1.5 billion 0.410%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Next $2.5 billion 0.340%
                                       Thereafter 0.320%
DWS Growth Allocation VIP              First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS High Income VIP                    First $250 million 0.500%
                                       Next $750 million 0.470%
                                       Next $1.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Thereafter 0.340%
DWS Large Cap Value VIP                First $250 million 0.650%
                                       Next $750 million 0.625%
                                       Next $1.5 billion 0.600%
                                       Next $2.5 billion 0.575%
                                       Next $2.5 billion 0.550%
                                       Next $2.5 billion 0.525%
                                       Next $2.5 billion 0.500%
                                       Thereafter 0.475%
DWS Mid Cap Growth VIP                 First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Moderate Allocation VIP            First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS Money Market VIP                   First $500 million 0.285%
                                       Next $500 million 0.270%
                                       Next $1.0 billion 0.255%
                                       Thereafter 0.240%
DWS Small Cap Growth VIP               First $250 million 0.550%
                                       Next $750 million 0.525%
                                       Thereafter 0.500%

FUND NAME                                      MANAGEMENT FEE RATE
DWS Strategic Income VIP               First $250 million 0.550%
                                       Next $750 million 0.520%
                                       Next $1.5 billion 0.500%
                                       Next $2.5 billion 0.480%
                                       Next $2.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.410%
                                       Thereafter 0.390%
DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(3)(6)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Management Fund Institutional     0.00%/(7)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%

FUND NAME                                     MANAGEMENT FEE RATE
Cash Reserve Fund, Inc. - Prime            0.00%/(7)/
Series
Cash Reserves Fund Institutional           0.00%/(7)/
Central Cash Management Fund              0.00%
DWS Money Market Series                   0.000%/(7)/
DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%


(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2) In the event that the fund's assets are completely and irreversibly allocated to its fixed income component, the management fee rate will decrease to 0.300%

(3) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(4) The fund invests substantially all its assets in DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.

(5) The fund currently invests substantially all its assets in other DWS Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to DIMA would equal the sum of (a) 0.200% of the daily assets invested in DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(6) The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(7) The fund invests substantially all its assets in Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.



UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1, 2009 and December 31, 2009, the fund will pay to DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.


Beginning on January 1, 2010, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the fund's investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%. In effect, the Unitary Fee after January 1, 2010 will equal the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:


INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE
Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%


Therefore, if the fund's Class S investment performance is at or below the S&P 500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.


FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.


DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).


Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


RETAIL FUNDS: CLASS A, B, C AND R


CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:



                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -



/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.


/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.



As indicated under "Purchases" under Part II "Purchase and Redemption of Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.


COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.


SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).


RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.


MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DIDI and its affiliates.


SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


INSTITUTIONAL MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Adviser Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:


For each fund of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class B-2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B-2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS


CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
Ameriprise

Capital Analyst, Incorporated
Cetera Financial Group

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services

First Allied Securities

HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group

Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.) Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)

Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates

Raymond James Financial Services
RBC Wealth Management

Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)

Barclays Capital Inc.

BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning

LPL Financial
Mesirow Financial, Inc.

Penson Financial Services
Pershing Choice Platform

ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC

Union Bank, NA

US Bancorp
William Blair & Company


CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.



INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe Equity, Global Small Cap Growth, Latin America Equity, International, Diversified International Equity, International Value Opportunities, RREEF Global Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital Growth, Communications, Gold & Precious Metals, Health Care, Large Company Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS:
Enhanced Commodity Strategy, Disciplined Long/Short Value, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement, LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040, LifeCompass Protect 2017, Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select Alternative Asset Allocation:


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INCOME FUNDS: Global Inflation Plus, Short Duration and US Bond Index





                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****



TAX-FREE INCOME FUNDS: California Tax Free Income, New York Tax Free Income, Massachusetts Tax Free Income, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA, Short Duration Plus, Strategic Income and Strategic Government Securities.


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***


MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012, Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.


                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00


TAX FREE INCOME FUNDS: Short Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****


*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.


Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.


COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).


CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.


Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see US Government Securities) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information (see Zero Coupon Securities).


DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.


A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.


OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.



A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.


There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.


General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.


When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.


Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of a fund, neither the registrant nor a fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.


There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.



Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.


"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.


"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.


Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.



Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.



The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.


The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.


GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.


In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.


HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.


The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.


Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.


INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.


INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
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are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
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They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
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sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
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are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.


INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY (FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.


MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.


Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certfiicate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certifiate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availablility of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.


MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.


In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.


MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."


Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.


Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.


Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.


A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this SAI). A fund's Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.


Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.


To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.



In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.



TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.


TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. A fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future dates. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard & Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.


ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

PART II: APPENDIX II-H - TAXES


TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.



TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).


For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.



Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.



FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.


SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.


Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.


A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.


As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.


Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.


Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A


Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.


A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.



TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.


For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.


Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.


For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.


Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders designated as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders.


All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.


Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.


TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.


Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after Janauary 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.


A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.


Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through" provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.


Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION


Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.  AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.
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/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III. POLICIES


1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.  PROCEDURES


The key aspects of AM's proxy voting process are as follows:


1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
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/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue;


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.


The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   CONFLICT OF INTEREST PROCEDURES


A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
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/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.


If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:


o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).


Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.   RECORDKEEPING


At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.


o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.


o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.


o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

   -  The name of the issuer of the portfolio security;


   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

   -  The shareholder meeting date;

   -  A brief identification of the matter voted on;

   -  Whether the matter was proposed by the issuer or by a security holder;

   -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

   -  Whether the company cast its vote for or against management.


Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.  THE GPVSC'S OVERSIGHT ROLE


In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


             GLOBAL PROXY VOTING GUIDELINESAS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.


Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.


Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.


2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.


3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent director.


Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.


Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.


Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.


Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.


Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing management to fix the size of the board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS


AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS (FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.


Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.


Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.


Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).


Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)


Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)


Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.


Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:



(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)


(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.


(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.


(4)   The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside director pensions.


Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.


Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


1. Proposals to limit benefits, pensions or compensation and


2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.


Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":


o the election of board members with positions on either remuneration or audit committees;


o the election of supervisory board members with too many supervisory board mandates;


o  "automatic" election of former board members into the supervisory board.


Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.


Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.


Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:


o directly align the interests of members of management boards with those of shareholders;


o establish challenging performance criteria to reward only above average performance;


o measure performance by total shareholder return in relation to the market or a range of comparable companies;


o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;


o  do not allow a repricing of the exercise price in stock option plans.


J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.


A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.


With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.


Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.


Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.


Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.


Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).


Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.  MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D. Transaction of Other Business


AM policy is to vote against "transaction of other business" proposals.


Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.


I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.


Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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 IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
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                      STATEMENT OF ADDITIONAL INFORMATION



                                  MAY 1, 2010



                               DWS ADVISOR FUNDS


                  DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

  CLASS (Ticker):   A (RRGAX)     C (RRGCX)     INST (RRGIX)     S (RRGTX)



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated May 1, 2010, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 621-1048 for Classes A and C, (800) 730-1313 for Institutional Class and (800) 728-3337 for Class S; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.



Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.


This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the DWS funds.



                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I




                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of The Fund.................................................................   I-3
  Sales Charges and Distribution Plan Payments...........................................   I-3
  Portfolio Transactions and Brokerage Commissions.......................................   I-4
  Investments............................................................................   I-4
  Investment Restrictions................................................................   I-4
  Taxes..................................................................................   I-6
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-6
  Statements
  Additional Information.................................................................   I-6
  Part I: Appendix I-A - Board Member Share Ownership and Control........................   I-7
  Part I: Appendix I-B - Board Committees and Meetings...................................  I-10
  Part I: Appendix I-C - Board Member Compensation.......................................  I-14
  Part I: Appendix I-D - Portfolio Management............................................  I-16
  Part I: Appendix I-E - Affiliated Service Provider Compensation........................  I-18
  Part I: Appendix I-F - Sales Charges...................................................  I-20
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-21
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-22
  Part I: Appendix I-I - Investment Practices and Techniques.............................  I-24
  Part I: Appendix I-J - Additional Information..........................................  I-25
Part II..................................................................................  II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"DeAM" - Deutsche Asset Management


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"Subadvisor" - RREEF America L.L.C., 875 N. Michigan Avenue, Chicago, Illinois 60611


"Sub-subadvisors"- RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, Deutsche Asset Management (Hong Kong) Limited, 48/ F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China and Deutsche Investments Australia Limited, Level 16 Deutsche Bank Place, Cnr Hunter & Phillip Streets, Sydney, Australia, NSW, 2000.


"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street, Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)


"DWS funds" - The US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Trustees of the Trust


"Board" - Board of Trustees of the Trust


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)


"fund" or "series" - DWS RREEF Global Real Estate Securities Fund

"Custodian" - Brown Brothers Harriman and Co., 40 Water Street, Boston, Massachusetts 02109


"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, One International Place, Boston, MA 02110-2624


"Trust" - DWS Advisor Funds


"NRSRO"- A nationally recognized statistical rating organization


"S&P" - Standards & Poor's Ratings Group, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Investors Service, Inc., an NRSRO



FUND ORGANIZATION

DWS RREEF Global Real Estate Securities Fund is a series of DWS Advisor Funds, a Massachusetts business trust established under an Agreement and Declaration of Trust dated July 21, 1986, as amended from time to time. On February 6, 2006, Scudder Advisor Funds was renamed DWS Advisor Funds.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2006.


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.

The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.


Upon the termination of the Trust or any series or class, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series or class, in cash or in kind or partly each, to the shareholders of the Trust or the series or class involved, ratably according to the number of shares of the Trust or such series or class held by the several shareholders of the Trust or such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.



MANAGEMENT OF THE FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.

BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods, as well as information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B and PART I - APPENDIX I-C.


BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DIDI, see PART I - APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.



SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.

DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.



PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.


The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which the fund may employ in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.



INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.

The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.


Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.


As a matter of fundamental policy, the fund may not do any of the following:


(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the fund may invest without limitation in securities of companies engaged principally in the real estate industry.


OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets would be invested in such securities.


(2) the fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


(3) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.


(4) the fund's investments in convertible debt securities and other high-yield/high-risk, non-convertible debt securities rated below investment-grade will comprise less than 20% of the fund's net assets.


(5) the fund will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or, if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor.


(6) the fund may invest up to 5% of its assets in high-yield/high-risk securities.


(7) no more than 5% of the fund's net assets (at the time of investment) may be invested in lower rated (BB/BA or lower), high yield bonds.


(8) the fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the fund's assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the fund. Rather, the Advisor will cease purchasing any additional high yield securities until the value of such securities is less than 5% of the fund's assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the fund in meeting its investment objective.


(9) the fund may not invest more than 5% of its net assets in inverse floating rate securities.


(10) if a participation interest in which the fund invests is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interests, determined by the Advisor to be of comparable quality to those instruments in which the fund may invest.


(11) the fund may enter into repurchase commitments with any party deemed creditworthy by the Advisor, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the fund may purchase.


(12) the fund will limit repurchase agreement transactions to securities issued by the US government and its agencies and instrumentalities and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Board or its designee.


(13) the fund may not invest more than 20% of its net assets in US Government securities.


(14) the fund may not invest more than 20% of its net assets in variable rate securities.


(15) the fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.


(16) the fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging.


(17) the fund may also engage in proxy hedging. The amount of the commitment or option would not exceed the value of the fund's securities denominated in correlated currencies.


(18) the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.


(19) the fund may enter into futures contracts, and write and buy put and call options relating to futures contracts. The fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more money than it invested.


(20) the fund may not invest more than 20% of its net assets in short-term instruments.


(21) the fund may not invest more than 20% of its net assets in obligations of banks and other financial institutions.


(22) the fund may not invest more than 20% of its net assets in certificates of deposit and bankers' acceptances.



(23) the fund may not invest more than 20% of its net assets in commercial paper.



For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).

TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The financial highlights of the fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



The financial statements, together with the report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated December 31, 2009 (SEC File No. 811-04760), are incorporated herein by reference and are hereby deemed to be a part of this SAI.



ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-J.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL


BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in DWS funds as of December 31, 2009.


DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



BOARD MEMBER                DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine                             None
Henry P. Becton, Jr.       $1-$10,000
Dawn-Marie Driscoll        $1-$10,000
Keith R. Fox                                   None
Paul K. Freeman                                None
Kenneth C. Froewiss        $1-$10,000
Richard J. Herring                             None
William McClayton                              None
Rebecca W. Rimel                               None
William N. Searcy, Jr.                         None
Jean Gleason Stromberg                   $10,001 - $50,000
Robert Wadsworth                               None



AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None


(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).


                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None



As of April 5, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.



25% OR GREATER OWNERSHIP


No investor owns 25% or more of the fund's shares as of April 5, 2010, and therefore there is no presumed control of the fund.



5% OR GREATER OWNERSHIP OF SHARE CLASSES


The following table identifies those investors who own 5% or more of a fund share class as of April 5, 2010. All holdings are of record, unless otherwise indicated.



DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



NAME AND ADDRESS OF INVESTOR                  SHARES          CLASS     PERCENTAGE
AMERICAN ENTERPRISE INVESTMENT SERV         17,717,159.09      A           30.24%
FBO #XXXXXXXXXX
MINNEAPOLIS MN 55440-9446

NAME AND ADDRESS OF INVESTOR                SHARES             CLASS         PERCENTAGE
MLPF&S FOR THE SOLE BENEFIT OF              691,406.45          C               20.14%
ITS CUSTOMERS
ATTN FUND ADMINISTRATION
JACKSONVILLE FL 32246
FIRST CLEARING LLC                          220,848.34          C                6.43%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
ST LOUIS MO 63103-2523
MORGAN STANLEY & CO.                        213,261.94          C                6.21%
HARBORSIDE FINANCIAL CENTER
PLAZA II 3RD FLOOR
JERSEY CITY NJ 07311
STATE STREET BANK & TRUST CO CUST        11,276,727.99    Institutional         34.56%
FBO DWS ALT ASSET ALLOC PLUS FUND
QUINCY MA 02171-2105
CHARLES SCHWAB & CO INC                   9,784,114.55    Institutional         29.99%
SPECIAL CUSTODY ACCOUNT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
SAN FRANCISCO CA 94104-4151
NFS LLC FBO                               4,054,739.22    Institutional         12.43%
STATE STREET BANK AND TRUST CO
QUINCY MA 02169-0938
STATE STREET BANK & TRUST CO CUST         2,456,178.42    Institutional          7.53%
FBO DWS SELECT ALTERNATIVE ALLOC
QUINCY MA 02171-2105
CHARLES SCHWAB & CO INC                   1,609,595.31          S               11.02%
SAN FRANCISCO CA 94104-4151

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75% of the meetings of the Board and meetings of the Board Committees on which such Board Member served.



BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Currently, all or in some cases all but one of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and Operations Committee.


                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)


AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the DWS fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.


AGGREGATE COMPENSATION FROM THE FUND



BOARD MEMBER                DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $1,182
Henry P. Becton, Jr.       $1,182
Dawn-Marie Driscoll        $1,182
Keith R. Fox               $1,117
Paul K. Freeman            $1,450
Kenneth C. Froewiss        $1,117
Richard J. Herring         $1,182
William McClayton          $1,225
Rebecca W. Rimel           $1,117
William N. Searcy, Jr.     $1,182
Jean Gleason Stromberg     $1,117
Robert Wadsworth           $1,225

TOTAL COMPENSATION FROM DWS FUND COMPLEX


                             TOTAL COMPENSATION
                              FROM THE FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000


(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2) Includes $75,829 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT


FUND OWNERSHIP OF PORTFOLIO MANAGERS

The following table shows the dollar range of shares owned beneficially and of record by the portfolio management team for the fund as well as in all DWS Funds as a group (i.e., those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.


DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



                                DOLLAR RANGE OF      DOLLAR RANGE OF ALL DWS
NAME OF PORTFOLIO MANAGER      FUND SHARES OWNED        FUND SHARES OWNED
John F. Robertson             $0                          $1 - $10,000
Daniel Ekins                  $0                    $0
John Hammond                  $0                    $0
William Leung                 $0                    $0
John Vojticek                 $0                       $10,001 - $50,000



CONFLICTS OF INTEREST


In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.


OTHER SEC REGISTERED INVESTMENT COMPANIES MANAGED:



                        NUMBER OF     TOTAL ASSETS OF     NUMBER OF INVESTMENT
                       REGISTERED        REGISTERED         COMPANY ACCOUNTS       TOTAL ASSETS OF
NAME OF                INVESTMENT        INVESTMENT        WITH PERFORMANCE-      PERFORMANCE-BASED
PORTFOLIO MANAGER       COMPANIES        COMPANIES             BASED FEE            FEE ACCOUNTS
John F. Robertson          8            $986,080,673               0                     $0
Daniel Ekins               2            $192,742,460               0                     $0
John Hammond               2            $192,742,460               0                     $0
William Leung              2            $192,742,460               0                     $0
John W. Vojticek           8            $986,080,673               0                     $0

OTHER POOLED INVESTMENT VEHICLES MANAGED:



                                                             NUMBER OF POOLED
                        NUMBER OF                           INVESTMENT VEHICLE     TOTAL ASSETS OF
                         POOLED        TOTAL ASSETS OF         ACCOUNTS WITH        PERFORMANCE-
NAME OF                INVESTMENT     POOLED INVESTMENT        PERFORMANCE-           BASED FEE
PORTFOLIO MANAGER       VEHICLES           VEHICLES              BASED FEE            ACCOUNTS
John F. Robertson         14             $811,003,320               1                $17,138,935
Daniel Ekins              20             $958,461,066               1                $17,138,935
John Hammond              13             $825,467,169               1                $17,138,935
William Leung             17             $820,699,268               1                $17,138,935
John W. Vojticek          14             $811,003,320               1                $17,138,935



OTHER ACCOUNTS MANAGED:




                                                              NUMBER OF OTHER     TOTAL ASSETS OF
                                            TOTAL ASSETS       ACCOUNTS WITH       PERFORMANCE-
NAME OF                   NUMBER OF           OF OTHER          PERFORMANCE-         BASED FEE
PORTFOLIO MANAGER      OTHER ACCOUNTS         ACCOUNTS           BASED FEE           ACCOUNTS
John F. Robertson           46            $1,617,850,224            6              $133,860,187
Daniel Ekins                23            $  943,830,412            2              $ 71,264,700
John Hammond                20            $  760,987,094            2              $ 71,264,700
William Leung               22            $  836,473,612            2              $ 71,264,700
John W. Vojticek            46            $1,617,850,224            6              $133,860,187



In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION


DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2009                    $5,310,870         $337,788             $532,053                  $0
2008                    $7,303,278         $      0             $733,951                  $0
2007                    $6,693,287         $      0             $672,122                  $0





                       GROSS AMOUNT PAID TO      AMOUNT WAIVED BY     GROSS AMOUNT PAID TO      AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER         DIFA FOR FUND           DIFA FOR FUND
FISCAL YEAR ENDED         AGENCY SERVICES        AGENCY SERVICES       ACCOUNTING SERVICES     ACCOUNTING SERVICES
2009                        $1,211,442              $1,107,531                 -                       -
2008                        $1,371,246              $1,363,613                 -                       -
2007                        $1,049,804              $  972,431                 -                       -




The following waivers were in effect during the most recent three fiscal years:



For the period from January 1, 2007 through September 30, 2007, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the fund's total annual operating expenses at 1.75%, 2.45%, 1.40% and 1.35% for Class A, Class C, Class S and Institutional Class shares, respectively.


For the period from October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 1.51%, 2.26%, 1.26% and 1.26% for Class A, Class C, Class S and Institutional Class shares, respectively.


For Class A shares, effective August 14, 2006 through September 30, 2008, the Advisor had voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 1.50%.


For the period from October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 2.26%, 1.26% and 1.26% for Class C, Class S and Institutional Class shares, respectively.


Effective October 1, 2008 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the fund's total annual operating expenses at 1.50% for Class A shares.


For the period from October 1, 2009 through December 31, 2009, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.50%, 2.25% and 1.25% for Class A, Class C and Institutional Class shares, respectively.

For the period from October 1, 2009 through April 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.60%, 2.35%, 1.35% and 1.35% for Class A, Class C, Class S and Institutional Class shares, respectively.


The following waivers are currently in effect:


Through September 30, 2010, the Advisor has contractually agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.41% for Institutional Class shares. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest, or certain other expenses.


Through September 30, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the fund's average daily net assets.


The Advisor has voluntarily agreed to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 1.50, 2.25%, 1.35% and 1.25% for Class A, Class C, Class S and Institutional Class shares, respectively. The Advisor, at its discretion, may revise or discontinue this arrangement at any time and it does not extend to extraordinary expenses, taxes, brokerage and interest expense.


The Advisor has contractually agreed through April 30, 2011, to waive and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at a ratio no higher than 1.66%, 2.41% and 1.41% for Class A, Class C and Class S shares, respectively. The agreement may only be terminated with the consent of the fund's Board and does not extend to extraordinary expenses, taxes, brokerage and interest expense.

PART I: APPENDIX I-F - SALES CHARGES

The following tables show the aggregate amount of underwriting commissions paid to DIDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DIDI for the noted fiscal period(s).


CLASS A INITIAL SALES CHARGE:



                                                                                            AGGREGATE        AGGREGATE
                                                          AGGREGATE      AGGREGATE         COMMISSIONS      COMMISSIONS
                                                FISCAL      SALES       COMMISSIONS    PAID TO AFFILIATED    RETAINED
                                                 YEAR    COMMISSIONS   PAID TO FIRMS          FIRMS           BY DIDI
DWS RREEF Global Real Estate Securities Fund    2009       $  6,000       $ 1,000            $    0          $  5,000
                                                2008       $ 22,000       $ 7,000            $    0          $ 15,000
                                                2007       $242,000       $37,000            $2,000          $203,000



CDSC PAID TO DIDI ON:




                                                  FISCAL
                                                   YEAR     CLASS A SHARES     CLASS C SHARES
DWS RREEF Global Real Estate Securities Fund      2009          $ 6,863           $ 3,890
                                                  2008          $ 9,679           $32,291
                                                  2007          $10,140           $50,676

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS

Expenses of the fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:



                                                              12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                                     FEES              SERVICES FEES
DWS RREEF Global Real Estate Securities Fund      Class A          $      0              $640,658
                                                  Class C          $173,244              $ 57,458

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER RATES



FUND                                              2009     2008
DWS RREEF Global Real Estate Securities Fund     114%      77%



BROKERAGE COMMISSIONS




                                                  FISCAL     BROKERAGE COMMISSIONS
                                                   YEAR          PAID BY FUND
DWS RREEF Global Real Estate Securities Fund      2009            $1,913,709
                                                  2008            $1,914,664
                                                  2007            $1,951,881



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                                      AGGREGATE                        % OF THE
                                                                                      BROKERAGE                       AGGREGATE
                                                                                     COMMISSIONS                        DOLLAR
                                                           NAME OF                   PAID BY FUND   % OF THE TOTAL   VALUE OF ALL
                                                FISCAL   AFFILIATED                 TO AFFILIATED      BROKERAGE      PORTFOLIO
                                                 YEAR      BROKER     AFFILIATION      BROKERS        COMMISSIONS    TRANSACTIONS
DWS RREEF Global Real Estate Securities Fund    2009       None           -             None              -               -
                                                2008       None           -             None              -               -
                                                2007       None           -             None              -               -


The fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the fund held as of the end of its most recent fiscal year.


Listed below are the regular broker dealers of the fund whose securities the fund acquired during the past fiscal year. Also listed is the dollar value of such securities held by the fund as of the end of the most recent fiscal year end.


DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND



NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Aeon Mall Co., Ltd.                                        $ 2,249,000
Amata Corp. PCL.                                           $ 1,220,000
Beni Stabli S.p.a                                          $ 1,644,000
Capital and Regional PLC                                   $ 1,887,000
Capitaland Ltd.                                            $16,135,000
Capitalmalls Asia Ltd.                                     $ 7,968,000
China Overseas Land & Investment Ltd.                      $ 14,515,00
China Resources Land Ltd.                                  $ 8,443,000
Conygar Investment Co. PLC                                 $ 1,124,000
First Capital Realty, Inc.                                 $ 3,830,000
Growthpoint Props                                          $ 2,276,000
Hang Lung Properties Ltd.                                  $ 9,757,000
Helical Bar PLC                                            $ 1,919,000

NAME OF REGULAR BROKER OR DEALER OR PARENT
(ISSUER)                                       SECURITIES OF REGULAR BROKER DEALERS
Henderson Land Development Co.                             $113,756,000
Hongkong Land Holdings Ltd.                                $ 11,895,000
Immofinanz Immobilien Anlagen AG                           $  1,254,000
Kerry Properties Ltd.                                      $  6,504,000
Megaworld Corp.                                            $  2,244,000
Mitsubishi Estate Co., Ltd.                                $ 20,779,000
Mitsui Fudosan Co., Ltd.                                   $ 19,429,000
London & Stamford Property Ltd.                            $  1,785,000
LXB Retail Properties PLC                                  $  2,110,000
Max Property Group                                         $  1,635,000
NR Nordic & Russia Properties Ltd.                         $    475,000
Quintain Estate DEV ORD                                    $  1,573,000
Retail Opportunity Investment Corporation                  $  1,405,000
Shimao Property Holdings                                   $  5,818,000
Sino Land Co., Ltd.                                        $  2,841,000
Songbird Estates                                           $  1,317,000
South African Property Opportunities PLC                   $  1,400,000
St. Modwen Properties PLC                                  $    760,000
Sumitomo Realty & Develoment Co. Ltd.                      $  9,847,000
Sun Hung Kai Properties Ltd.                               $ 41,429,000
Technopolis OYJ                                            $  1,914,000
Terrace Hill Group PLC                                     $    656,000
Unite Group PLC                                            $  6,287,000



TRANSACTIONS FOR RESEARCH SERVICES


For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.



                                                                              COMMISSIONS PAID
                                                  AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                                WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
DWS RREEF Global Real Estate Securities Fund                $0                       $0

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.


DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND


Asset-Backed Securities
Asset Segregation
Borrowing

Cash Management Vehicles
Common Stocks

Commercial Paper

Convertible Securities

Custodial Receipts
Depository Receipts

Derivatives
Dollar Roll Transactions
Eurodollar Obligations
Fixed Income Securities
Foreign Currencies
Foreign Investment(s)
Foreign Investment(s) and Sovereign Debt and Brady Bonds
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Interfund Borrowing and Lending Program

Inverse Floaters

Investment Company Securities
IPO Risk
Lending of Portfolio Securities
Micro-Cap Companies
Mortgage-Backed Securities

Obligations of Banks and Other Financial Institutions

Participation Interests
Preferred Stock
Privatized Enterprises
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short-Term Securities
Small Companies
Sovereign Debt

US Government Securities
Variable and Floating Rate Instruments

Warrants
When-Issued and Delayed Delivery Securities

Zero Coupon Securities and Deferred Interest Bonds

PART I: APPENDIX I-J - ADDITIONAL INFORMATION


FUND                                             CLASS                   CUSIP NUMBER
DWS RREEF Global Real Estate Securities Fund     Class A                 23336Y672
Fiscal Year End: 12/31                           Class C                 23336Y664
                                                 Class S                 23336Y649
                                                 Institutional Class     23336Y656

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II




                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Purchase and Redemption of Shares.......................................................   II-10
   Purchases..............................................................................   II-11
   Redemptions............................................................................   II-16
  Distribution and Service Agreements and Plans...........................................   II-24
  Investments.............................................................................   II-30
   General Investment Practices and Techniques............................................   II-30
  Portfolio Transactions..................................................................   II-31
  Portfolio Holdings Information..........................................................   II-33
  Net Asset Value.........................................................................   II-34
  Proxy Voting Guidelines.................................................................   II-37
  Miscellaneous...........................................................................   II-38
  Ratings Of Investments..................................................................   II-38
  Part II: Appendix II-A - Board Members and Officers.....................................   II-44
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-49
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-55
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-68
  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-72
  Arrangements
  Part II: Appendix II-F - Class A Sales Charge Schedule..................................   II-75
  Part II: Appendix II-G - Investment Practices and Techniques............................   II-77
  Part II: Appendix II-H - Taxes..........................................................  II-126
  Part II: Appendix II-I - Proxy Voting Guidelines........................................  II-142

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund" applies to all funds in the DWS funds complex.



MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New York, is the investment advisor for each fund. Under the oversight of the Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.


DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.


In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher, CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an investment advisor registered with the U.S. Securities and Exchange Commission. Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the Investment Management Agreements, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.


DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment Management Agreement and Unitary Fee Agreement (UFA) that covers not only DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (i.e., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses, as determined by the Board. DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.


The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.


Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.


Under the Investment Management Agreement between DWS S&P 500 Plus Fund and DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART II - APPENDIX II-C.


The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.


Under a separate agreement between Deutsche Bank AG and the funds, Deutsche Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA (Sub-Advisory Agreement).


Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4, Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.


Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL 60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the 1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA 19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.


Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E. Turner and Mark D. Turner.


TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.


A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund.

The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.


SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).


RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serve as Sub-Subadvisor to a fund. RGAL is an investment advisor registered with the SEC. In addition, RGAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street, Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.


Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.


Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.


AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.


BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX II-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN


ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.


FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.


Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.


CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.


Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.


REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset Management (DeAM) settled proceedings with the Securities and Exchange Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.


As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.


Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.


PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.


PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F.


CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).


LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases, Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1)    a current or former director or trustee of Deutsche or DWS mutual funds;



(2) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(3) certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;


(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);


(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(6) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(7) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(8) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(9) employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;


(10) investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund, DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;


(11) defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(12) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;

(13) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;


(14)   reinvestment of fund dividends and distributions; and


(15) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.


PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to DWS Investments Flex Plans.


(1) Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


(2) Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally, $1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.


VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.


PURCHASES IN-KIND. This section is applicable only to the following funds: DWS High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.


CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;


(6) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(7) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.


The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and


(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:


(i) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(ii) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds; DWS Money Market Series, a series of DWS Money Market Trust; and Treasury Portfolio, a series of Investors Cash Trust.


CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Plus Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street

Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment Trust Class A, B and C Shares of DWS Money Market Prime Series.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313) or write (DWS Investments Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the

Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.


EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.


GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund (which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.


Shareholders who exchange their shares out of a DWS money market fund into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).


Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).


Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.


EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS Money Market Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III: non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:


o a fund's consistency with DWS Investments' branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o The length of time a fund's Portfolio Managers have managed a fund/Strategy


o     Market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/ wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.


In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.


The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.


COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).


The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.


The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.



A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus).


Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.



DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.


RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of

0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.


CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.


With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.


Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.


II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Premier Shares - Tax-Exempt California Money Market Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


Premium Reserve Money Market Shares - Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


Institutional Money Market Shares-Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Institutional Money Market Shares of the fund. A portion of this administrative service fee (0.075% of the 0.15% fee) is paid pursuant to a Rule 12b-1 Plan. Currently, the fee is limited to 0.02% but may be increased to the full 0.15% level by the Board. Currently, one-half of the 0.02% administrative service fee rate that is being paid by the Institutional Money Market Shares is paid pursuant to the Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of those shares of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


Capital Assets Funds - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and 0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and 0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


Shareholder Services Plan for Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.


IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.


IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.



NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's Pricing Committee.


The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.


The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.


Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.


Applicable to money market funds other than DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.


Applicable to the following money market funds (each, a fund): DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policies are included in PART II - APPENDIX II-I.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.


These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.


AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.


A: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.


BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:


o     Leading market positions in well established industries.


o     High rates of return on funds employed.


o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


o Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).


MIG 1 OR VMIG 1: Judged to be of the best quality.


MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.


MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


MIG4 OR VMIG 4: Judged to be of adequate quality.


SG: Denotes speculative quality.


STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.


AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.


A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated BBB has an adequate capacity to meet its financial commitment. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.


CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.


CC: Debt rated CC is currently high vulnerability to default.


C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.


D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


A-3: Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


B: Obligations are regarded as having significant speculative characteristics. Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest. Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".


SP-2: Reflects a satisfactory capacity to pay principal and interest.


SP-3: Reflects a speculative capacity to pay principal and interest.


DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt, S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').


FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.


A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.


B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


NR: Indicates that Fitch Rating does not publicly rate the specific issue.


FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.


F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D: Default. Denotes actual or imminent payment default.


FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."


STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.


Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.


The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.


Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.


The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower


NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.


The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.


INDEPENDENT BOARD MEMBERS


                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN
Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                126
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            126
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    126
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              126
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           126
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                                                                                           NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                              FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                   FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                     OVERSEEN
Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                     126
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance          126
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing             126
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts               126
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual             126
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets         126
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; Business Leadership Council, Wellesley
                                 College; former Directorships: Service Source, Inc., Mutual Fund
                                 Directors Forum (2002-2004), American Bar Retirement Association
                                 (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)            129
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

INTERESTED BOARD MEMBER AND OFFICER/(5)/


NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN
Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            58
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)


OFFICERS/(5)/




NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Michael G. Clark/(7)/ (1965)       Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present            family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                   formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                   Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                   Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)          Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)       Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-           Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                            Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)       Managing Director/(4)/, Deutsche Asset Management
Assistant Secretary, 1997-
present Chief Legal Officer,
April 2010-present
Rita Rubin/(9)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
present                            Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel,
                                   UBS Global Asset Management (US) Inc. (2001-2004)
Paul Antosca/(8) /(1957)           Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)            Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-          Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)        Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)           Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Robert Kloby/(9)/ (1962)           Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present



/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/(3)/ The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 345 Park Avenue, New York, New York 10154.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.


/(10)/   Address: 60 Wall Street, New York, New York 10005.



Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.


OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.



Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer




BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:


John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.


Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.


Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.


William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.


Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.


Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS


Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.


Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.


To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:




o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.




o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.




o Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.



CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security.The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.



The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUND ADVISED BY ABERDEEN (AAMI)


COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:


BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.


ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.


Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.


DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.


Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and AAMI.


CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


FOR FUNDS ADVISED BY DREMAN


COMPENSATION

Each fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.


The sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a fund's performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.


Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:


Quantitative factors:


(i) Relative ranking of a fund's performance against its peers in the one, three and five year pre-tax investment performance categories. A fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.


(ii) Relative performance of a fund's performance against the pre-determined indices for the product strategy against which the fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.


(iii) Performance of a fund is measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.


Qualitative factors:


(i) Ability to work well with other members of the investment professional team and mentor junior members;


(ii) Contributions to the organizational overall success with new product strategies; and


(iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.


CONFLICTS


The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.


The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.


FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)


COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.


FOR FUND ADVISED BY TURNER


COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.


CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:


FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

FUND NAME                              MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Protect 2017 Fund            0.600%/(2)/
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                      0.400%
DWS Target 2011 Fund                      0.400%

FUND NAME                                   MANAGEMENT FEE RATE
DWS Target 2012 Fund                    0.400%
DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Strategic Value Fund              First $250 million 0.750%
                                      Next $750 million 0.720%
                                      Next $1.5 billion 0.700%
                                      Next $2.5 billion 0.680%
                                      Next $2.5 billion 0.650%
                                      Next $2.5 billion 0.640%
                                      Next $2.5 billion 0.630%
                                      Thereafter 0.620%/(3)/
Index-Related Funds
DWS EAFE Equity Index Fund            0.250%
DWS Equity 500 Index Fund                0.000%/(4)/
DWS Equity 500 Index Portfolio        0.050%
DWS S&P 500 Index Fund                   0.000%/(4)/
DWS U.S. Bond Index Fund              0.150%
Growth Funds
DWS Blue Chip Fund                    First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
DWS Capital Growth Fund               First $250 million 0.495%
                                      Next $750 million 0.465%
                                      Next $1.5 billion 0.445%
                                      Next $2.5 billion 0.425%
                                      Next $2.5 billion 0.395%
                                      Next $2.5 billion 0.375%
                                      Next $2.5 billion 0.355%
                                      Thereafter 0.335%
DWS Communications Fund               First $100 million 1.000%
                                      Next $100 million 0.900%
                                      Next $100 million 0.850%
                                      Next $200 million 0.800%
                                      Next $500 million 0.730%
                                      Next $500 million 0.680%
                                      Thereafter 0.650%
DWS Disciplined Long/Short Growth     First $1.0 billion 1.00%
Fund                                  Next $1.0 billion 0.950%
                                      Next $1.0 billion 0.900%
                                      Thereafter 0.850%
DWS Gold & Precious Metals Fund       First $500 million 0.835%
                                      Thereafter 0.785%
DWS Health Care Fund                  First $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Large Company Growth Fund         First $1.5 billion 0.615%
                                      Next $500 million 0.565%
                                      Thereafter 0.515%
DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                      MANAGEMENT FEE RATE
DWS International Fund                    First $2.5 billion 0.565%
                                          Next $2.5 billion 0.545%
                                          Next $5 billion 0.525%
                                          Next $5 billion 0.515%
                                          Thereafter 0.465%
DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS International Value Opportunities     First $500 million 0.800%
Fund                                      Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Thereafter 1.065%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(5)/
VIP
DWS Balanced VIP                          First $250 million 0.370%
                                          Next $750 million 0.345%
                                          Thereafter 0.310%
DWS Blue Chip VIP                         First $250 million 0.550%
                                          Next $750 million 0.520%
                                          Next $1.5 billion 0.500%
                                          Next $2.5 billion 0.480%
                                          Next $2.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Thereafter 0.390%
DWS Conservative Allocation VIP           First $500 million 0.065%
                                          Next $500 million 0.055%
                                          Next $500 million 0.045%
                                          Next $1.0 billion 0.035%
                                          Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                 First $250 million 0.500%
                                          Next $750 million 0.470%
                                          Next $1.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.400%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Thereafter 0.340%
DWS Diversified International Equity      First $1.5 billion 0.650%
VIP                                       Next $1.75 billion 0.635%
                                          Next $1.75 billion 0.620%
                                          Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP        First $250 million 0.650%
                                          Next $750 million 0.620%
                                          Next $1.5 billion 0.600%
                                          Next $2.5 billion 0.580%
                                          Next $2.5 billion 0.550%
                                          Next $2.5 billion 0.540%
                                          Next $2.5 billion 0.530%
                                          Thereafter 0.520%
DWS Global Thematic VIP                   First $250 million 0.915%
                                          Next $500 million 0.865%
                                          Next $750 million 0.815%
                                          Next $1.5 billion 0.765%
                                          Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Government & Agency Securities     First $250 million 0.450%
VIP                                    Next $750 million 0.430%
                                       Next $1.5 billion 0.410%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Next $2.5 billion 0.340%
                                       Thereafter 0.320%
DWS Growth Allocation VIP              First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS High Income VIP                    First $250 million 0.500%
                                       Next $750 million 0.470%
                                       Next $1.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Thereafter 0.340%
DWS Large Cap Value VIP                First $250 million 0.650%
                                       Next $750 million 0.625%
                                       Next $1.5 billion 0.600%
                                       Next $2.5 billion 0.575%
                                       Next $2.5 billion 0.550%
                                       Next $2.5 billion 0.525%
                                       Next $2.5 billion 0.500%
                                       Thereafter 0.475%
DWS Mid Cap Growth VIP                 First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Moderate Allocation VIP            First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS Money Market VIP                   First $500 million 0.285%
                                       Next $500 million 0.270%
                                       Next $1.0 billion 0.255%
                                       Thereafter 0.240%
DWS Small Cap Growth VIP               First $250 million 0.550%
                                       Next $750 million 0.525%
                                       Thereafter 0.500%

FUND NAME                                      MANAGEMENT FEE RATE
DWS Strategic Income VIP               First $250 million 0.550%
                                       Next $750 million 0.520%
                                       Next $1.5 billion 0.500%
                                       Next $2.5 billion 0.480%
                                       Next $2.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.410%
                                       Thereafter 0.390%
DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(3)(6)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Management Fund Institutional     0.00%/(7)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%

FUND NAME                                     MANAGEMENT FEE RATE
Cash Reserve Fund, Inc. - Prime            0.00%/(7)/
Series
Cash Reserves Fund Institutional           0.00%/(7)/
Central Cash Management Fund              0.00%
DWS Money Market Series                   0.000%/(7)/
DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%


(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2) In the event that the fund's assets are completely and irreversibly allocated to its fixed income component, the management fee rate will decrease to 0.300%

(3) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(4) The fund invests substantially all its assets in DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.

(5) The fund currently invests substantially all its assets in other DWS Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to DIMA would equal the sum of (a) 0.200% of the daily assets invested in DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(6) The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(7) The fund invests substantially all its assets in Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.



UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1, 2009 and December 31, 2009, the fund will pay to DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.


Beginning on January 1, 2010, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the fund's investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%. In effect, the Unitary Fee after January 1, 2010 will equal the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:


INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE
Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%


Therefore, if the fund's Class S investment performance is at or below the S&P 500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.


FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.


DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).


Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


RETAIL FUNDS: CLASS A, B, C AND R


CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:



                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -



/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.


/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.



As indicated under "Purchases" under Part II "Purchase and Redemption of Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.


COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.


SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).


RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.


MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DIDI and its affiliates.


SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


INSTITUTIONAL MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Adviser Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:


For each fund of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class B-2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B-2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS


CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
Ameriprise

Capital Analyst, Incorporated
Cetera Financial Group

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services

First Allied Securities

HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group

Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.) Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)

Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates

Raymond James Financial Services
RBC Wealth Management

Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)

Barclays Capital Inc.

BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning

LPL Financial
Mesirow Financial, Inc.

Penson Financial Services
Pershing Choice Platform

ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC

Union Bank, NA

US Bancorp
William Blair & Company


CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.



INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe Equity, Global Small Cap Growth, Latin America Equity, International, Diversified International Equity, International Value Opportunities, RREEF Global Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital Growth, Communications, Gold & Precious Metals, Health Care, Large Company Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS:
Enhanced Commodity Strategy, Disciplined Long/Short Value, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement, LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040, LifeCompass Protect 2017, Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select Alternative Asset Allocation:


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INCOME FUNDS: Global Inflation Plus, Short Duration and US Bond Index





                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****



TAX-FREE INCOME FUNDS: California Tax Free Income, New York Tax Free Income, Massachusetts Tax Free Income, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA, Short Duration Plus, Strategic Income and Strategic Government Securities.


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***


MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012, Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.


                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00


TAX FREE INCOME FUNDS: Short Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****


*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.


Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.


COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).


CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.


Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see US Government Securities) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information (see Zero Coupon Securities).


DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.


A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.


OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.



A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.


There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.


General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.


When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.


Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of a fund, neither the registrant nor a fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.


There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.



Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.


"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.


"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.


Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.



Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.



The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.


The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.


GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.


In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.


HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.


The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.


Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.


INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.


INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
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are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
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They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
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sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
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are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.


INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY (FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.


MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.


Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certfiicate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certifiate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availablility of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.


MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.


In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.


MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."


Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.


Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.


Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.


A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this SAI). A fund's Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.


Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.


To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.



In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.



TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.


TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. A fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future dates. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard & Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.


ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

PART II: APPENDIX II-H - TAXES


TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.



TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).


For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.



Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.



FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.


SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.


Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.


A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.


As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.


Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.


Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A


Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.


A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.



TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.


For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.


Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.


For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.


Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders designated as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders.


All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.


Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.


TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.


Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after Janauary 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.


A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.


Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through" provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.


Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION


Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.  AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.
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/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III. POLICIES


1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.  PROCEDURES


The key aspects of AM's proxy voting process are as follows:


1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
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/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue;


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.


The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   CONFLICT OF INTEREST PROCEDURES


A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
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/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.


If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:


o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).


Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.   RECORDKEEPING


At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.


o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.


o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.


o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

   -  The name of the issuer of the portfolio security;


   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

   -  The shareholder meeting date;

   -  A brief identification of the matter voted on;

   -  Whether the matter was proposed by the issuer or by a security holder;

   -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

   -  Whether the company cast its vote for or against management.


Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.  THE GPVSC'S OVERSIGHT ROLE


In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


             GLOBAL PROXY VOTING GUIDELINESAS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.


Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.


Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.


2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.


3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent director.


Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.


Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.


Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.


Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.


Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing management to fix the size of the board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS


AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS (FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.


Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.


Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.


Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).


Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)


Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)


Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.


Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:



(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)


(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.


(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.


(4)   The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside director pensions.


Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.


Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


1. Proposals to limit benefits, pensions or compensation and


2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.


Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":


o the election of board members with positions on either remuneration or audit committees;


o the election of supervisory board members with too many supervisory board mandates;


o  "automatic" election of former board members into the supervisory board.


Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.


Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.


Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:


o directly align the interests of members of management boards with those of shareholders;


o establish challenging performance criteria to reward only above average performance;


o measure performance by total shareholder return in relation to the market or a range of comparable companies;


o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;


o  do not allow a repricing of the exercise price in stock option plans.


J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.


A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.


With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.


Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.


Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.


Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.


Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).


Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.  MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D. Transaction of Other Business


AM policy is to vote against "transaction of other business" proposals.


Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.


I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.


Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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 IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
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                      STATEMENT OF ADDITIONAL INFORMATION



                                  MAY 1, 2010



                               DWS ADVISOR FUNDS


                         TAX FREE MONEY FUND INVESTMENT

  CLASS (Ticker):   PREMIER SHARES (BTXXX)     INSTITUTIONAL SHARES (BTTXX)



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated May 1, 2010, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 730-1313; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.



Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.


This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the DWS funds.



                                                [Deutsche Asset Management LOGO]
                                             A Member of the Deutsche Bank Group

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I




                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of The Fund.................................................................   I-3
  Sales Charges and Distribution Plan Payments...........................................   I-3
  Portfolio Transactions and Brokerage Commissions.......................................   I-4
  Investments............................................................................   I-4
  Investment Restrictions................................................................   I-4
  Taxes..................................................................................   I-5
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
  Statements
  Additional Information.................................................................   I-5
  Part I: Appendix I-A - Board Member Share Ownership and Control........................   I-6
  Part I: Appendix I-B - Board Committees and Meetings...................................   I-9
  Part I: Appendix I-C - Board Member Compensation.......................................  I-13
  Part I: Appendix I-D - Portfolio Management............................................  I-15
  Part I: Appendix I-E - Affiliated Service Provider Compensation........................  I-16
  Part I: Appendix I-F - Sales Charges...................................................  I-18
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-19
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-20
  Part I: Appendix I-I - Investment Practices and Techniques.............................  I-21
  Part I: Appendix I-J - Additional Information..........................................  I-22
Part II..................................................................................  II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"DeAM" - Deutsche Asset Management


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street, Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)


"DWS funds" - The US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Trustees of the Trust


"Board" - Board of Trustees of the Trust


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)


"fund" or "series" - Tax Free Money Fund Investment


"Custodian" - State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111


"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, One International Place, Boston, MA 02110-2624


"Trust"-DWS Advisor Funds

"NRSRO"- A nationally recognized statistical rating organization


"S&P" - Standards & Poor's Ratings Group, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Investors Service, Inc., an NRSRO



FUND ORGANIZATION

Tax Free Money Fund Investment is a series of DWS Advisor Funds, a Massachusetts business trust established under an Agreement and Declaration of Trust dated July 21, 1986, as amended from time to time. On February 6, 2006, Scudder Advisor Funds was renamed DWS Advisor Funds.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2006.


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.


Upon the termination of the Trust or any series or class, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series or class, in cash or in kind or partly each, to the shareholders of the Trust or the series or class involved, ratably according to the number of shares of the Trust or such series or class held by the several shareholders of the Trust or such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.



MANAGEMENT OF THE FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods, as well as information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B and PART I - APPENDIX I-C.

BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DIDI, see PART I - APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.



SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.


DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.


The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which the fund may employ in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.



INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.


The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.


As a matter of fundamental policy, the fund may not do any of the following:


(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund's net assets would be invested in such securities.



(2) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.



(3) subject to diversification limits in Rule 2a-7 under the 1940 Act, the fund may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.


(4) the fund may invest up to 50% of its net assets in municipal trust receipts. An additional 10% of the fund's net assets may also be invested in municipal trust receipts on a temporary basis at the Advisor's discretion to manage inflows into the fund.



(5) the fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank entities.




(6) for purposes of the investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches.


(7) the fund may invest in obligations of foreign banks or foreign branches of US banks which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia if the Advisor deems the instruments to present minimal credit risk.



(8) the fund may invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government.


For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).



TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The financial highlights of the fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



The financial statements, together with the report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated December 31, 2009 (SEC File No. 811-4760), are incorporated herein by reference and are hereby deemed to be a part of this SAI.



ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-J.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL


BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in DWS funds as of December 31, 2009.


DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



BOARD MEMBER                TAX FREE MONEY FUND INVESTMENT
INDEPENDENT BOARD MEMBER:
John W. Ballantine                      None
Henry P. Becton, Jr.                    None
Dawn-Marie Driscoll                     None
Keith R. Fox                            None
Paul K. Freeman                         None
Kenneth C. Froewiss                     None
Richard J. Herring                      None
William McClayton                       None
Rebecca W. Rimel                        None
William N. Searcy, Jr.                  None
Jean Gleason Stromberg                  None
Robert Wadsworth                    $1 - $10,000



AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None


(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).


                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None



As of April 5, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.



25% OR GREATER OWNERSHIP


No investor owns 25% or more of the fund's shares as of April 5, 2010, and therefore there is no presumed control of the fund.



5% OR GREATER OWNERSHIP OF SHARE CLASSES


The following table identifies those investors who own 5% or more of a fund share class as of April 5, 2010. All holdings are of record, unless otherwise indicated.

TAX FREE MONEY FUND INVESTMENT



NAME AND ADDRESS OF INVESTOR             SHARES               CLASS         PERCENTAGE
DIMA INC                                    5,016.19     Institutional        100.00%
ATTN RANJIT COLOFRANSON &
SONNYFER TOLENTINO CONTROLLING
MAILSTOP NYC03-0965
NEW YORK NY 10017-1216
KNOTFLOAT & CO                        123,966,011.90    Premier Shares         84.45%
C/O STATE STREET BANK
BOSTON MA 02206-5496
CA HEALTH FACILITIES FINANCING         18,147,783.16    Premier Shares         12.36%
AUTHORITY
SACRAMENTO CA 95814-4801

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75% of the meetings of the Board and meetings of the Board Committees on which such Board Member served.



BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Currently, all or in some cases all but one of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and Operations Committee.


                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)


AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the DWS fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.


AGGREGATE COMPENSATION FROM THE FUND



BOARD MEMBER                TAX FREE MONEY FUND INVESTMENT
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $484
Henry P. Becton, Jr.       $484
Dawn-Marie Driscoll        $484
Keith R. Fox               $463
Paul K. Freeman            $567
Kenneth C. Froewiss        $463
Richard J. Herring         $484
William McClayton          $497
Rebecca W. Rimel           $463
William N. Searcy, Jr.     $484
Jean Gleason Stromberg     $463
Robert Wadsworth           $497

TOTAL COMPENSATION FROM DWS FUND COMPLEX


                             TOTAL COMPENSATION
                              FROM THE FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000


(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2) Includes $75,829 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

This section not applicable to money market funds.

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION


TAX FREE MONEY FUND INVESTMENT



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2009                     $247,399             $0                $164,932                  $0
2008                     $254,276             $0                $169,518                  $0
2007                     $159,405             $0                $106,270                  $0





                       GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                         DISC FOR TRANSFER      DISC FOR TRANSFER
FISCAL YEAR ENDED      AGENCY SERVICES/1,2/      AGENCY SERVICES
2009                         $333,780                $    56
2008/3/                      $378,518                $83,615
2007                         $279,381                $85,209




/1/ For the fiscal year ended December 31, 2009, Tax Free Money Fund Investment
   -Premier Shares and Tax Free Money Fund Investment - Institutional Shares paid $333,713 and $67, respectively to DISC, of which $56 was waived for Tax Free Money Fund Investment - Instiutional Shares.

/2/ For the fiscal year ended December 31, 2008, Tax Free Money Fund Investment
   -Premier Shares and Tax Free Money Fund Investment - Institutional Shares paid $378,514 and $4, respectively to DISC, of which $83,615 was waived for Tax Free Money Fund Investment - Premier Shares.

/3/ Tax Free Money Fund Investment - Institutional Shares commenced operations on November 11, 2008.

The following waivers were in effect during the most recent three fiscal years:


For the period from January 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Premier Shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.75% of its average daily net assets.


For the period from May 1, 2009 through September 30, 2009, the Advisor had voluntarily agreed to waive total operating expenses at 0.40% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) for Institutional Shares.


For the period from January 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses for Premier Shares, to the extent necessary, to maintain the operating expenses at 0.75% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses).


The following waivers are currently in effect:


The Advisor has contractually agreed through September 30, 2010,to maintain total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at 0.80% and 0.30%, for Premier Shares and Institutional Shares, respectively.


The Advisor has contractually agreed through April 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at 0.30% for Institutional Shares. The agreement may only be terminated with the consent of the fund's Board.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of Tax Free Money Fund Investment.

PART I: APPENDIX I-F - SALES CHARGES

Not applicable.

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:



                                                       12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                              FEES            SERVICES FEES/1/
Tax Free Money Fund Investment      Premier Shares             $0                 $187,681




/1/ All of which was waived.

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER RATES

Not applicable.


BROKERAGE COMMISSIONS



                                    FISCAL     BROKERAGE COMMISSIONS
                                     YEAR          PAID BY FUND
Tax Free Money Fund Investment      2009                $0
                                    2008                $0
                                    2007                $0



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                                AGGREGATE                            % OF THE
                                                                                BROKERAGE                           AGGREGATE
                                                                               COMMISSIONS                            DOLLAR
                                                 NAME OF                       PAID BY FUND     % OF THE TOTAL     VALUE OF ALL
                                    FISCAL     AFFILIATED                     TO AFFILIATED        BROKERAGE        PORTFOLIO
                                     YEAR        BROKER       AFFILIATION        BROKERS          COMMISSIONS      TRANSACTIONS
Tax Free Money Fund Investment      2009         None             -               None                -                 -
                                    2008         None             -               None                -                 -
                                    2007         None             -               None                -                 -


The fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the fund held as of the end of its most recent fiscal year.


Listed below are the regular broker dealers of the fund whose securities the fund acquired during the past fiscal year. Also listed is the dollar value of such securities held by the fund as of the end of the most recent fiscal year end.


The fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the fund has acquired as of the most recent fiscal year.


The fund did not hold any securities of its regular brokers or dealers.


TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.



                                                                COMMISSIONS PAID
                                    AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                                  WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
Tax Free Money Fund Investment                $0                       $0

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.


TAX FREE MONEY FUND INVESTMENT

Asset Segregation

Borrowing

Credit Enhancement
Fixed Income Securities
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Interfund Borrowing and Lending Program

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity
    (for Money Market funds only)
Mortgage-Backed Securities
Municipal Securities
Municipal Trust Receipts
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Tax Exempt Pass Through Securities
Tax-Exempt Commercial Paper
US Government Securities
Variable and Floating Rate Instruments
When-Issued and Delayed Delivery Securities
Yields and Ratings

PART I: APPENDIX I-J - ADDITIONAL INFORMATION


FUND                               CLASS                    CUSIP NUMBER
Tax Free Money Fund Investment     Institutional Shares     23336Y557
Fiscal Year End: 12/31             Premier Shares           23336Y714

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II




                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Purchase and Redemption of Shares.......................................................   II-10
   Purchases..............................................................................   II-11
   Redemptions............................................................................   II-16
  Distribution and Service Agreements and Plans...........................................   II-24
  Investments.............................................................................   II-30
   General Investment Practices and Techniques............................................   II-30
  Portfolio Transactions..................................................................   II-31
  Portfolio Holdings Information..........................................................   II-33
  Net Asset Value.........................................................................   II-34
  Proxy Voting Guidelines.................................................................   II-37
  Miscellaneous...........................................................................   II-38
  Ratings Of Investments..................................................................   II-38
  Part II: Appendix II-A - Board Members and Officers.....................................   II-44
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-49
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-55
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-68
  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-72
  Arrangements
  Part II: Appendix II-F - Class A Sales Charge Schedule..................................   II-75
  Part II: Appendix II-G - Investment Practices and Techniques............................   II-77
  Part II: Appendix II-H - Taxes..........................................................  II-126
  Part II: Appendix II-I - Proxy Voting Guidelines........................................  II-142

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund" applies to all funds in the DWS funds complex.



MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New York, is the investment advisor for each fund. Under the oversight of the Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.


DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.


In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher, CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an investment advisor registered with the U.S. Securities and Exchange Commission. Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the Investment Management Agreements, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.


DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment Management Agreement and Unitary Fee Agreement (UFA) that covers not only DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (i.e., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses, as determined by the Board. DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.


The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.


Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.


Under the Investment Management Agreement between DWS S&P 500 Plus Fund and DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART II - APPENDIX II-C.


The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.


Under a separate agreement between Deutsche Bank AG and the funds, Deutsche Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA (Sub-Advisory Agreement).


Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4, Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.


Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL 60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the 1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA 19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.


Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E. Turner and Mark D. Turner.


TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.


A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund.

The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.


SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).


RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serve as Sub-Subadvisor to a fund. RGAL is an investment advisor registered with the SEC. In addition, RGAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street, Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.


Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.


Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.


AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.


BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX II-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN


ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.


FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.


Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.


CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.


Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.


REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset Management (DeAM) settled proceedings with the Securities and Exchange Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.


As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.


Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.


PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.


PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F.


CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).


LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases, Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1)    a current or former director or trustee of Deutsche or DWS mutual funds;



(2) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(3) certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;


(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);


(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(6) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(7) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(8) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(9) employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;


(10) investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund, DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;


(11) defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(12) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;

(13) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;


(14)   reinvestment of fund dividends and distributions; and


(15) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.


PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to DWS Investments Flex Plans.


(1) Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


(2) Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally, $1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.


VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.


PURCHASES IN-KIND. This section is applicable only to the following funds: DWS High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.


CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;


(6) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(7) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.


The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and


(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:


(i) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(ii) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds; DWS Money Market Series, a series of DWS Money Market Trust; and Treasury Portfolio, a series of Investors Cash Trust.


CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Plus Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street

Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment Trust Class A, B and C Shares of DWS Money Market Prime Series.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313) or write (DWS Investments Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the

Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.


EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.


GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund (which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.


Shareholders who exchange their shares out of a DWS money market fund into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).


Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).


Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.


EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS Money Market Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III: non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:


o a fund's consistency with DWS Investments' branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o The length of time a fund's Portfolio Managers have managed a fund/Strategy


o     Market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/ wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.


In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.


The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.


COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).


The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.


The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.



A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus).


Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.



DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.


RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of

0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.


CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.


With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.


Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.


II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Premier Shares - Tax-Exempt California Money Market Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


Premium Reserve Money Market Shares - Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


Institutional Money Market Shares-Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Institutional Money Market Shares of the fund. A portion of this administrative service fee (0.075% of the 0.15% fee) is paid pursuant to a Rule 12b-1 Plan. Currently, the fee is limited to 0.02% but may be increased to the full 0.15% level by the Board. Currently, one-half of the 0.02% administrative service fee rate that is being paid by the Institutional Money Market Shares is paid pursuant to the Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of those shares of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


Capital Assets Funds - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and 0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and 0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


Shareholder Services Plan for Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.


IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.


IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.



NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's Pricing Committee.


The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.


The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.


Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.


Applicable to money market funds other than DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.


Applicable to the following money market funds (each, a fund): DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policies are included in PART II - APPENDIX II-I.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.


These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.


AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.


A: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.


BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:


o     Leading market positions in well established industries.


o     High rates of return on funds employed.


o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


o Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).


MIG 1 OR VMIG 1: Judged to be of the best quality.


MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.


MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


MIG4 OR VMIG 4: Judged to be of adequate quality.


SG: Denotes speculative quality.


STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.


AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.


A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated BBB has an adequate capacity to meet its financial commitment. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.


CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.


CC: Debt rated CC is currently high vulnerability to default.


C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.


D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


A-3: Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


B: Obligations are regarded as having significant speculative characteristics. Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest. Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".


SP-2: Reflects a satisfactory capacity to pay principal and interest.


SP-3: Reflects a speculative capacity to pay principal and interest.


DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt, S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').


FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.


A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.


B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


NR: Indicates that Fitch Rating does not publicly rate the specific issue.


FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.


F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D: Default. Denotes actual or imminent payment default.


FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."


STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.


Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.


The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.


Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.


The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower


NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.


The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.


INDEPENDENT BOARD MEMBERS


                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN
Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                126
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            126
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    126
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              126
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           126
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                                                                                           NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                              FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                   FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                     OVERSEEN
Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                     126
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance          126
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing             126
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts               126
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual             126
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets         126
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; Business Leadership Council, Wellesley
                                 College; former Directorships: Service Source, Inc., Mutual Fund
                                 Directors Forum (2002-2004), American Bar Retirement Association
                                 (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)            129
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

INTERESTED BOARD MEMBER AND OFFICER/(5)/


NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN
Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            58
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)


OFFICERS/(5)/




NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Michael G. Clark/(7)/ (1965)       Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present            family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                   formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                   Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                   Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)          Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)       Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-           Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                            Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)       Managing Director/(4)/, Deutsche Asset Management
Assistant Secretary, 1997-
present Chief Legal Officer,
April 2010-present
Rita Rubin/(9)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
present                            Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel,
                                   UBS Global Asset Management (US) Inc. (2001-2004)
Paul Antosca/(8) /(1957)           Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)            Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-          Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)        Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)           Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Robert Kloby/(9)/ (1962)           Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present



/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/(3)/ The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 345 Park Avenue, New York, New York 10154.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.


/(10)/   Address: 60 Wall Street, New York, New York 10005.



Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.


OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.



Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer




BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:


John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.


Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.


Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.


William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.


Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.


Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS


Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.


Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.


To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:




o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.




o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.




o Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.



CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security.The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.



The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUND ADVISED BY ABERDEEN (AAMI)


COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:


BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.


ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.


Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.


DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.


Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and AAMI.


CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


FOR FUNDS ADVISED BY DREMAN


COMPENSATION

Each fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.


The sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a fund's performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.


Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:


Quantitative factors:


(i) Relative ranking of a fund's performance against its peers in the one, three and five year pre-tax investment performance categories. A fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.


(ii) Relative performance of a fund's performance against the pre-determined indices for the product strategy against which the fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.


(iii) Performance of a fund is measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.


Qualitative factors:


(i) Ability to work well with other members of the investment professional team and mentor junior members;


(ii) Contributions to the organizational overall success with new product strategies; and


(iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.


CONFLICTS


The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.


The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.


FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)


COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.


FOR FUND ADVISED BY TURNER


COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.


CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:


FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

FUND NAME                              MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Protect 2017 Fund            0.600%/(2)/
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                      0.400%
DWS Target 2011 Fund                      0.400%

FUND NAME                                   MANAGEMENT FEE RATE
DWS Target 2012 Fund                    0.400%
DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Strategic Value Fund              First $250 million 0.750%
                                      Next $750 million 0.720%
                                      Next $1.5 billion 0.700%
                                      Next $2.5 billion 0.680%
                                      Next $2.5 billion 0.650%
                                      Next $2.5 billion 0.640%
                                      Next $2.5 billion 0.630%
                                      Thereafter 0.620%/(3)/
Index-Related Funds
DWS EAFE Equity Index Fund            0.250%
DWS Equity 500 Index Fund                0.000%/(4)/
DWS Equity 500 Index Portfolio        0.050%
DWS S&P 500 Index Fund                   0.000%/(4)/
DWS U.S. Bond Index Fund              0.150%
Growth Funds
DWS Blue Chip Fund                    First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
DWS Capital Growth Fund               First $250 million 0.495%
                                      Next $750 million 0.465%
                                      Next $1.5 billion 0.445%
                                      Next $2.5 billion 0.425%
                                      Next $2.5 billion 0.395%
                                      Next $2.5 billion 0.375%
                                      Next $2.5 billion 0.355%
                                      Thereafter 0.335%
DWS Communications Fund               First $100 million 1.000%
                                      Next $100 million 0.900%
                                      Next $100 million 0.850%
                                      Next $200 million 0.800%
                                      Next $500 million 0.730%
                                      Next $500 million 0.680%
                                      Thereafter 0.650%
DWS Disciplined Long/Short Growth     First $1.0 billion 1.00%
Fund                                  Next $1.0 billion 0.950%
                                      Next $1.0 billion 0.900%
                                      Thereafter 0.850%
DWS Gold & Precious Metals Fund       First $500 million 0.835%
                                      Thereafter 0.785%
DWS Health Care Fund                  First $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Large Company Growth Fund         First $1.5 billion 0.615%
                                      Next $500 million 0.565%
                                      Thereafter 0.515%
DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                      MANAGEMENT FEE RATE
DWS International Fund                    First $2.5 billion 0.565%
                                          Next $2.5 billion 0.545%
                                          Next $5 billion 0.525%
                                          Next $5 billion 0.515%
                                          Thereafter 0.465%
DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS International Value Opportunities     First $500 million 0.800%
Fund                                      Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Thereafter 1.065%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(5)/
VIP
DWS Balanced VIP                          First $250 million 0.370%
                                          Next $750 million 0.345%
                                          Thereafter 0.310%
DWS Blue Chip VIP                         First $250 million 0.550%
                                          Next $750 million 0.520%
                                          Next $1.5 billion 0.500%
                                          Next $2.5 billion 0.480%
                                          Next $2.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Thereafter 0.390%
DWS Conservative Allocation VIP           First $500 million 0.065%
                                          Next $500 million 0.055%
                                          Next $500 million 0.045%
                                          Next $1.0 billion 0.035%
                                          Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                 First $250 million 0.500%
                                          Next $750 million 0.470%
                                          Next $1.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.400%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Thereafter 0.340%
DWS Diversified International Equity      First $1.5 billion 0.650%
VIP                                       Next $1.75 billion 0.635%
                                          Next $1.75 billion 0.620%
                                          Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP        First $250 million 0.650%
                                          Next $750 million 0.620%
                                          Next $1.5 billion 0.600%
                                          Next $2.5 billion 0.580%
                                          Next $2.5 billion 0.550%
                                          Next $2.5 billion 0.540%
                                          Next $2.5 billion 0.530%
                                          Thereafter 0.520%
DWS Global Thematic VIP                   First $250 million 0.915%
                                          Next $500 million 0.865%
                                          Next $750 million 0.815%
                                          Next $1.5 billion 0.765%
                                          Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Government & Agency Securities     First $250 million 0.450%
VIP                                    Next $750 million 0.430%
                                       Next $1.5 billion 0.410%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Next $2.5 billion 0.340%
                                       Thereafter 0.320%
DWS Growth Allocation VIP              First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS High Income VIP                    First $250 million 0.500%
                                       Next $750 million 0.470%
                                       Next $1.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Thereafter 0.340%
DWS Large Cap Value VIP                First $250 million 0.650%
                                       Next $750 million 0.625%
                                       Next $1.5 billion 0.600%
                                       Next $2.5 billion 0.575%
                                       Next $2.5 billion 0.550%
                                       Next $2.5 billion 0.525%
                                       Next $2.5 billion 0.500%
                                       Thereafter 0.475%
DWS Mid Cap Growth VIP                 First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Moderate Allocation VIP            First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS Money Market VIP                   First $500 million 0.285%
                                       Next $500 million 0.270%
                                       Next $1.0 billion 0.255%
                                       Thereafter 0.240%
DWS Small Cap Growth VIP               First $250 million 0.550%
                                       Next $750 million 0.525%
                                       Thereafter 0.500%

FUND NAME                                      MANAGEMENT FEE RATE
DWS Strategic Income VIP               First $250 million 0.550%
                                       Next $750 million 0.520%
                                       Next $1.5 billion 0.500%
                                       Next $2.5 billion 0.480%
                                       Next $2.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.410%
                                       Thereafter 0.390%
DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(3)(6)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Management Fund Institutional     0.00%/(7)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%

FUND NAME                                     MANAGEMENT FEE RATE
Cash Reserve Fund, Inc. - Prime            0.00%/(7)/
Series
Cash Reserves Fund Institutional           0.00%/(7)/
Central Cash Management Fund              0.00%
DWS Money Market Series                   0.000%/(7)/
DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%


(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2) In the event that the fund's assets are completely and irreversibly allocated to its fixed income component, the management fee rate will decrease to 0.300%

(3) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(4) The fund invests substantially all its assets in DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.

(5) The fund currently invests substantially all its assets in other DWS Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to DIMA would equal the sum of (a) 0.200% of the daily assets invested in DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(6) The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(7) The fund invests substantially all its assets in Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.



UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1, 2009 and December 31, 2009, the fund will pay to DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.


Beginning on January 1, 2010, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the fund's investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%. In effect, the Unitary Fee after January 1, 2010 will equal the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:


INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE
Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%


Therefore, if the fund's Class S investment performance is at or below the S&P 500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.


FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.


DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).


Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


RETAIL FUNDS: CLASS A, B, C AND R


CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:



                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -



/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.


/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.



As indicated under "Purchases" under Part II "Purchase and Redemption of Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.


COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.


SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).


RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.


MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DIDI and its affiliates.


SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


INSTITUTIONAL MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Adviser Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:


For each fund of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class B-2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B-2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS


CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
Ameriprise

Capital Analyst, Incorporated
Cetera Financial Group

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services

First Allied Securities

HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group

Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.) Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)

Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates

Raymond James Financial Services
RBC Wealth Management

Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)

Barclays Capital Inc.

BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning

LPL Financial
Mesirow Financial, Inc.

Penson Financial Services
Pershing Choice Platform

ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC

Union Bank, NA

US Bancorp
William Blair & Company


CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.



INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe Equity, Global Small Cap Growth, Latin America Equity, International, Diversified International Equity, International Value Opportunities, RREEF Global Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital Growth, Communications, Gold & Precious Metals, Health Care, Large Company Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS:
Enhanced Commodity Strategy, Disciplined Long/Short Value, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement, LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040, LifeCompass Protect 2017, Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select Alternative Asset Allocation:


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INCOME FUNDS: Global Inflation Plus, Short Duration and US Bond Index





                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****



TAX-FREE INCOME FUNDS: California Tax Free Income, New York Tax Free Income, Massachusetts Tax Free Income, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA, Short Duration Plus, Strategic Income and Strategic Government Securities.


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***


MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012, Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.


                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00


TAX FREE INCOME FUNDS: Short Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****


*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.


Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.


COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).


CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.


Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see US Government Securities) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information (see Zero Coupon Securities).


DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.


A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.


OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.



A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.


There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.


General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.


When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.


Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of a fund, neither the registrant nor a fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.


There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.



Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.


"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.


"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.


Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.



Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.



The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.


The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.


GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.


In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.


HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.


The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.


Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.


INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.


INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
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are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
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They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
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sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
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are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.


INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY (FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.


MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.


Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certfiicate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certifiate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availablility of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.


MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.


In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.


MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."


Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.


Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.


Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.


A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this SAI). A fund's Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.


Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.


To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.



In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.



TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.


TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. A fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future dates. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard & Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.


ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

PART II: APPENDIX II-H - TAXES


TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.



TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).


For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.



Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.



FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.


SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.


Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.


A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.


As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.


Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.


Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A


Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.


A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.



TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.


For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.


Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.


For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.


Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders designated as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders.


All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.


Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.


TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.


Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after Janauary 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.


A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.


Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through" provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.


Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION


Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.  AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.
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/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III. POLICIES


1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.  PROCEDURES


The key aspects of AM's proxy voting process are as follows:


1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
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/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue;


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.


The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   CONFLICT OF INTEREST PROCEDURES


A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
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/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.


If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:


o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).


Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.   RECORDKEEPING


At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.


o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.


o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.


o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

   -  The name of the issuer of the portfolio security;


   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

   -  The shareholder meeting date;

   -  A brief identification of the matter voted on;

   -  Whether the matter was proposed by the issuer or by a security holder;

   -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

   -  Whether the company cast its vote for or against management.


Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.  THE GPVSC'S OVERSIGHT ROLE


In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


             GLOBAL PROXY VOTING GUIDELINESAS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.


Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.


Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.


2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.


3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent director.


Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.


Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.


Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.


Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.


Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing management to fix the size of the board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS


AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS (FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.


Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.


Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.


Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).


Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)


Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)


Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.


Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:



(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)


(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.


(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.


(4)   The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside director pensions.


Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.


Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


1. Proposals to limit benefits, pensions or compensation and


2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.


Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":


o the election of board members with positions on either remuneration or audit committees;


o the election of supervisory board members with too many supervisory board mandates;


o  "automatic" election of former board members into the supervisory board.


Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.


Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.


Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:


o directly align the interests of members of management boards with those of shareholders;


o establish challenging performance criteria to reward only above average performance;


o measure performance by total shareholder return in relation to the market or a range of comparable companies;


o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;


o  do not allow a repricing of the exercise price in stock option plans.


J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.


A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.


With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.


Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.


Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.


Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.


Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).


Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.  MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D. Transaction of Other Business


AM policy is to vote against "transaction of other business" proposals.


Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.


I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.


Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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 IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
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                      STATEMENT OF ADDITIONAL INFORMATION



                                  MAY 1, 2010



                               DWS ADVISOR FUNDS


                             NY TAX FREE MONEY FUND

  CLASS (Ticker):   INVESTMENT CLASS (BNYXX)     TAX-EXEMPT NEW YORK MONEY MARKET FUND
                                                 (NYFXX)



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus for the fund dated May 1, 2010, as supplemented from time to time, a copy of which may be obtained without charge by calling (800) 730-1313; or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.



Portions of the Annual Report to Shareholders of the fund are incorporated herein by reference, as specified herein, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.


This SAI is divided into two Parts - Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART I




                                                                                           PAGE
Part I...................................................................................   I-1
  Definitions............................................................................   I-1
  Fund Organization......................................................................   I-1
  Management of The Fund.................................................................   I-3
  Sales Charges and Distribution Plan Payments...........................................   I-3
  Portfolio Transactions and Brokerage Commissions.......................................   I-3
  Investments............................................................................   I-4
  Investment Restrictions................................................................   I-4
  Taxes..................................................................................   I-5
  Independent Registered Public Accounting Firm, Reports to Shareholders and Financial      I-5
  Statements
  Additional Information.................................................................   I-5
  Part I: Appendix I-A - Board Member Share Ownership and Control........................   I-6
  Part I: Appendix I-B - Board Committees and Meetings...................................   I-9
  Part I: Appendix I-C - Board Member Compensation.......................................  I-13
  Part I: Appendix I-D - Portfolio Management............................................  I-15
  Part I: Appendix I-E - Affiliated Service Provider Compensation........................  I-16
  Part I: Appendix I-F - Sales Charges...................................................  I-17
  Part I: Appendix I-G - Distribution Plan Payments......................................  I-18
  Part I: Appendix I-H - Portfolio Transactions and Brokerage Commissions................  I-19
  Part I: Appendix I-I - Investment Practices and Techniques.............................  I-20
  Part I: Appendix I-J - Additional Information..........................................  I-21
  Part I: Appendix I-K -  State Specific Risk Factors and Taxes -  New York..............  I-22
Part II..................................................................................  II-1

PART I

DEFINITIONS

"1934 Act" - the Securities Exchange Act of 1934, as amended


"1940 Act" - the Investment Company Act of 1940, as amended


"Code" - the Internal Revenue Code of 1986, as amended


"DeAM" - Deutsche Asset Management


"DIMA" or "Advisor" or "Administrator" - Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154


"DIDI" or "Distributor" - DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606


"DISC" or "Transfer Agent" - DWS Investments Service Company, 210 W. 10th Street, Kansas City, Missouri 64105-1614


"DIFA" - DWS Investments Fund Accounting Corporation, One Beacon Street, Boston, Massachusetts 02108 (formerly Scudder Fund Accounting Corporation)


"DWS funds" - The US registered investment companies advised by DIMA


"Board Members" - Members of the Board of Trustees of the Trust


"Board" - Board of Trustees of the Trust


"Independent Board Members"- Board Members who are not interested persons (as defined in the 1940 Act)


"fund" or "series" - NY Tax Free Money Fund


"Custodian" - State Street Bank and Trust Company, Lafayette Corporate Center, 2 Avenue De Lafayette, Boston, MA 02111


"Fund Legal Counsel" - Vedder Price P.C., 222 North LaSalle Street, Chicago, IL 60601


"Trustee/Director Legal Counsel" - Ropes & Gray LLP, One International Place, Boston, MA 02110-2624


"Trust"-DWS Advisor Funds

"NRSRO"- A nationally recognized statistical rating organization


"S&P" - Standards & Poor's Ratings Group, an NRSRO


"Moody's" - Moody's Investors Service, Inc., an NRSRO


"Fitch" - Fitch Investors Service, Inc., an NRSRO



FUND ORGANIZATION

NY Tax Free Money Fund is a series of DWS Advisor Funds, a Massachusetts business trust established under an Agreement and Declaration of Trust dated July 21, 1986, as amended from time to time. On February 6, 2006, Scudder Advisor Funds was renamed DWS Advisor Funds.


The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the "Declaration of Trust"). The Declaration of Trust was last approved by shareholders in 2006.


The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.


The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).


On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.


The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series from being a regulated investment company, (c) upon a shareholder's failure to provide sufficient identification to permit the Trust to verify the shareholder's identity, (d) upon a shareholder's failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares, (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders, (f) when a fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.


The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the "Surviving Entity") or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class) including its good will to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class.


Upon the termination of the Trust or any series or class, after paying or adequately providing for the payment of all liabilities which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series or class, in cash or in kind or partly each, to the shareholders of the Trust or the series or class involved, ratably according to the number of shares of the Trust or such series or class held by the several shareholders of the Trust or such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).


Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.



MANAGEMENT OF THE FUND


BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND

The identification and background of the Board Members and officers are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION

Compensation paid to the Independent Board Members, for certain specified periods, as well as information regarding the committees of the Board, is set forth in PART I - APPENDIX I-B and PART I - APPENDIX I-C.


BOARD MEMBER SHARE OWNERSHIP AND CONTROL PERSONS

Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member's share ownership in the fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in PART I - APPENDIX I-A.


PORTFOLIO MANAGEMENT

Information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in PART I - APPENDIX I-D and PART II - APPENDIX II-B. This section does not apply to money market funds.


AFFILIATED SERVICE PROVIDER COMPENSATION

Compensation paid by the fund to its affiliated service providers for various services including investment management, administrative, transfer agency, and, for certain funds, fund accounting services, is set forth in PART I - APPENDIX I-E. For information regarding payments made to DIDI, see PART I - APPENDIX I-F. Fee rates for services of the above referenced affiliated service providers are included in PART II - APPENDIX II-C.



SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS


SALES CHARGES

Sales charges paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in PART I - APPENDIX I-F. This information is not applicable to a fund/class that does not impose sales charges.


DISTRIBUTION PLAN PAYMENTS

Payments made by the fund for the most recent fiscal year under the fund's Rule 12b-1 Plans are set forth in PART I - APPENDIX I-G. This information is not applicable to a fund/class that does not incur expenses paid in connection with Rule 12b-1 Plans.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER

The portfolio turnover rates for the two most recent fiscal years are set forth in PART I - APPENDIX I-H. This section does not apply to money market funds or to a new fund that has not completed a fiscal reporting period.


BROKERAGE COMMISSIONS

Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in PART I - APPENDIX I-H.


The fund's policy with respect to portfolio transactions and brokerage is set forth under "Portfolio Transactions" in Part II of this SAI.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART I - APPENDIX I-I includes a list of the investment practices and techniques which the fund may employ in pursuing its investment objective. PART II - APPENDIX II-G includes a description of these investment practices and techniques as well as the associated risks.



INVESTMENT RESTRICTIONS

Except as otherwise indicated, the fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund's investment objective will be met.


Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the fund.


The fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer.

Unless specified to the contrary, the following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.


As a matter of fundamental policy, the fund may not do any of the following:


(1) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


(3) purchase or sell commodities, except as permitted by the 1940 Act, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.


(4) engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.


(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.


(6) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.



(7) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.


OTHER INVESTMENT POLICIES. The Board has adopted certain non-fundamental policies and restrictions which are observed in the conduct of the fund's affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.


As a matter of non-fundamental policy:


(1) the fund may not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the fund's net assets would be invested in such securities.



(2) the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.



(3) subject to diversification limits in Rule 2a-7 under the 1940 Act, the fund may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.


(4) the fund may invest up to 50% of its net assets in municipal trust receipts. An additional 10% of the fund's net assets may also be invested in municipal trust receipts on a temporary basis at the Advisor's discretion to manage inflows into the fund.



(5) the fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank entities.




(6) for purposes of the investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches.


(7) the fund may invest in obligations of foreign banks or foreign branches of US banks which may include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia if the Advisor deems the instruments to present minimal credit risk.



(8) the fund may invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS") or any similar program sponsored by the US government.


For purposes of non-fundamental policy (1), and for so long as it remains a position of the SEC, fixed time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans will be treated as illiquid. Restricted securities (including commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933) that the Board has determined to be readily marketable will not be deemed to be illiquid for purposes of non-fundamental policy (1).



TAXES

Important information concerning the tax consequences of an investment in the fund is contained in PART II - APPENDIX II-H.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


The financial highlights of the fund included in the prospectus and the financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110. PricewaterhouseCoopers LLP is an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.



The financial statements, together with the report of the Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated December 31, 2009 (SEC File No. 811-4760), are incorporated herein by reference and are hereby deemed to be a part of this SAI.



ADDITIONAL INFORMATION

For information on CUSIP numbers and fund fiscal year end information, see PART I - APPENDIX I-J.

PART I: APPENDIX I-A - BOARD MEMBER SHARE OWNERSHIP AND CONTROL


BOARD MEMBER SHARE OWNERSHIP IN THE FUND

The following tables show the dollar range of equity securities beneficially owned by each Board Member in the fund and in DWS funds as of December 31, 2009.


DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



BOARD MEMBER                NY TAX FREE MONEY FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine                  None
Henry P. Becton, Jr.                None
Dawn-Marie Driscoll             $1 - $10,000
Keith R. Fox                        None
Paul K. Freeman                     None
Kenneth C. Froewiss             $1 - $10,000
Richard J. Herring                  None
William McClayton                   None
Rebecca W. Rimel                    None
William N. Searcy, Jr.              None
Jean Gleason Stromberg              None
Robert Wadsworth                    None



AGGREGATE DOLLAR RANGE OF BENEFICIAL OWNERSHIP/(1)/



                             FUNDS OVERSEEN BY
                            BOARD MEMBER IN THE
BOARD MEMBER                 DWS FUND COMPLEX
INDEPENDENT BOARD MEMBER:
John W. Ballantine            Over $100,000
Henry P. Becton, Jr.          Over $100,000
Dawn-Marie Driscoll           Over $100,000
Keith R. Fox                  Over $100,000
Paul K. Freeman               Over $100,000
Kenneth C. Froewiss           Over $100,000
Richard J. Herring            Over $100,000
William McClayton             Over $100,000
Rebecca W. Rimel              Over $100,000
William N. Searcy, Jr.        Over $100,000
Jean Gleason Stromberg        Over $100,000
Robert Wadsworth              Over $100,000
INTERESTED BOARD MEMBER:
Ingo Gefeke/(2)/                   None


(1) Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are:
      None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, over $100,000.

(2)   Mr. Gefeke is a board member of the following trusts and corporations:
      Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.


OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

As reported to the fund, the information in the table below reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2009. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG).


                               OWNER AND                                     VALUE OF           PERCENT OF
INDEPENDENT                 RELATIONSHIP TO                 TITLE OF     SECURITIES ON AN       CLASS ON AN
BOARD MEMBER                  BOARD MEMBER      COMPANY       CLASS       AGGREGATE BASIS     AGGREGATE BASIS
John W. Ballantine                               None
Henry P. Becton, Jr.                             None
Dawn-Marie Driscoll                              None
Keith R. Fox                                     None
Paul K. Freeman                                  None
Kenneth C. Froewiss                              None
Richard J. Herring                               None
William McClayton                                None
Rebecca W. Rimel                                 None
William N. Searcy, Jr.                           None
Jean Gleason Stromberg                           None
Robert H. Wadsworth                              None



As of April 5, 2010, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.



25% OR GREATER OWNERSHIP


No investor owns 25% or more of the fund's shares as of April 5, 2010, and therefore there is no presumed control of the fund.



5% OR GREATER OWNERSHIP OF SHARE CLASSES


The following table identifies those investors who own 5% or more of a fund share class as of April 5, 2010. All holdings are of record, unless otherwise indicated.



NY TAX FREE MONEY FUND



NAME AND ADDRESS OF INVESTOR           SHARES             CLASS       PERCENTAGE
KNOTFLOAT & CO                       36,294,670.45    Investment         47.02%
C/O STATE STREET BANK
BOSTON MA 02206-5496

NAME AND ADDRESS OF INVESTOR           SHARES                 CLASS           PERCENTAGE
PERSHING LLC FOR THE                 33,663,529.03         Investment            43.61%
EXCLUSIVE
BENEFIT OF CUSTOMERS
JERSEY CITY NJ 07399-0001
RIDGE CLEARING &                     12,341,968.74    Tax                        60.15%
OUTSOURCING SVCS                                            Exempt
NEW YORK NY 10041-0004                                     New York
                                                             Money
                                                            Market
                                                             Fund
                                                            Shares
PENSON FINANCIAL                      7,049,435.56    Tax                        34.35%
SERVICES                                                    Exempt
DALLAS TX 75201-4609                                       New York
                                                             Money
                                                            Market
                                                             Fund
                                                            Shares

PART I: APPENDIX I-B - BOARD COMMITTEES AND MEETINGS


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD

The Board oversees the operation of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 10 times during the most recently completed calendar year. Each Board Member attended at least 75% of the meetings of the Board and meetings of the Board Committees on which such Board Member served.



BOARD LEADERSHIP STRUCTURE

A fund's Board is responsible for the general oversight of the fund's affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews the fund's investment performance as well as the quality of other services provided to the fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by the fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the fund's auditors, independent counsel and other experts as appropriate, selected by and responsible to the Board.


Currently, all or in some cases all but one of a fund's Board Members are Independent Board Members, meaning that they are not considered "interested persons" (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund's investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund's Independent Board Members meet regularly as a group in executive session without representatives of the investment adviser present. An Independent Board Member currently serves as chairman of the Board.


Taking into account the number, the diversity and the complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of a fund's counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consists exclusively of Independent Board Members.


The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of a fund's investment adviser, the Board regularly receives reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the fund's investment adviser and administrator how it monitors and controls such risks.

BOARD COMMITTEES. The Board has established the following standing committees:
Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, and Operations Committee.


                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                             CURRENT MEMBERS
AUDIT COMMITTEE            10         Assists the Board in fulfilling its responsibility    William McClayton (Chair),
                                      for oversight of (1) the integrity of the financial   Kenneth C. Froewiss (Vice
                                      statements, (2) the fund's accounting and             Chair), Henry P. Becton, Jr.,
                                      financial reporting policies and procedures, (3)      Keith R. Fox, Richard J.
                                      the fund's compliance with legal and regulatory       Herring and William N.
                                      requirements related to accounting and                Searcy, Jr.
                                      financial reporting and (4) the qualifications,
                                      independence and performance of the
                                      independent registered public accounting firm
                                      for the fund. It also approves and recommends
                                      to the Board the appointment, retention or
                                      termination of the independent registered
                                      public accounting firm for the fund, reviews the
                                      scope of audit and internal controls, considers
                                      and reports to the Board on matters relating to
                                      the fund's accounting and financial reporting
                                      practices, and performs such other tasks as
                                      the full Board deems necessary or appropriate.
                                      The Audit Committee receives annual
                                      representations from the independent
                                      registered public accounting firm as to its
                                      independence.

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                            CURRENT MEMBERS
NOMINATING AND              7         Recommends individuals for membership on             Henry P. Becton, Jr. (Chair),
GOVERNANCE                            the Board, nominates officers, Board and             Rebecca W. Rimel (Vice
COMMITTEE                             committee chairs, vice chairs and committee          Chair), Paul K. Freeman and
                                      members, and oversees the operations of the          William McClayton
                                      Board. The Nominating and Governance
                                      Committee has not established specific,
                                      minimum qualifications that must be met by an
                                      individual to be considered by the Nominating
                                      and Governance Committee for nomination as
                                      a Board Member. The Nominating and
                                      Governance Committee may take into account
                                      a wide variety of factors in considering Board
                                      Member candidates, including, but not limited
                                      to: (i) availability and commitment of a
                                      candidate to attend meetings and perform his
                                      or her responsibilities to the Board, (ii) relevant
                                      industry and related experience, (iii)
                                      educational background, (iv) financial expertise,
                                      (v) an assessment of the candidate's ability,
                                      judgment and expertise, and (vi) the current
                                      composition of the Board. The Committee
                                      generally believes the the Board benefits from
                                      diversity of background, experience and views
                                      among its members, and considers this as a
                                      factor in evaluating the composition of the
                                      Board, but has not adopted any specific policy
                                      in this regard. The Nominating and Governance
                                      Committee reviews recommendations by
                                      shareholders for candidates for Board positions
                                      on the same basis as candidates
                                      recommended by other sources. Shareholders
                                      may recommend candidates for Board
                                      positions by forwarding their correspondence
                                      by US mail or courier service to Paul K.
                                      Freeman, Independent Chairman, DWS Funds,
                                      P.O. Box 101833, Denver, CO 80250-1833.
CONTRACT                    7         Reviews at least annually, (a) the fund's            Robert H. Wadsworth
COMMITTEE                             financial arrangements with DIMA and its             (Chair), Keith R. Fox (Vice
                                      affiliates, and (b) the fund's expense ratios.       Chair), John W. Ballantine,
                                                                                           Dawn-Marie Driscoll and
                                                                                           William N. Searcy, Jr.
EQUITY OVERSIGHT            7         Reviews the investment operations of those           John W. Ballantine (Chair),
COMMITTEE                             funds that primarily invest in equity securities     William McClayton (Vice
                                      (except for those funds managed by a                 Chair), Henry P. Becton, Jr.,
                                      quantitative investment team).                       Keith R. Fox, Richard J.
                                                                                           Herring and Rebecca W.
                                                                                           Rimel
FIXED INCOME AND            7         Reviews the investment operations of those           William N. Searcy, Jr.
QUANT OVERSIGHT                       funds that primarily invest in fixed-income          (Chair), Jean Gleason
COMMITTEE                             securities or are managed by a quantitative          Stromberg (Vice Chair),
                                      investment team.                                     Dawn-Marie Driscoll,
                                                                                           Kenneth C. Froewiss and
                                                                                           Robert H. Wadsworth

                        NUMBER OF
                     MEETINGS IN LAST
NAME OF COMMITTEE     CALENDAR YEAR   FUNCTIONS                                          CURRENT MEMBERS
OPERATIONS                  6         Reviews the administrative operations and          Dawn-Marie Driscoll (Chair),
COMMITTEE                             general compliance matters of the fund.            John W. Ballantine ( Vice
                                      Reviews administrative matters related to the      Chair), Rebecca W. Rimel,
                                      operations of the fund, policies and procedures    Jean Gleason Stromberg
                                      relating to portfolio transactions, custody        and Robert H. Wadsworth
                                      arrangements, fidelity bond and insurance
                                      arrangements, valuation of fund assets and
                                      securities and such other tasks as the full
                                      Board deems necessary or appropriate.
                                      Oversees the valuation of the fund's securities
                                      and other assets and determines, as needed,
                                      the fair value of fund securities or other assets
                                      under certain circumstances as described in
                                      the fund's Valuation Procedures.
VALUATION SUB-              0         Appointed by the Operations Committee, the         John W. Ballantine, Robert
COMMITTEE                             Valuation Sub-Committee may make                   H. Wadsworth, Dawn-Marie
                                      determinations of fair value required when the     Driscoll (Alternate), Rebecca
                                      Operations Committee is not in session.            W. Rimel (Alternate), and
                                                                                         Jean Gleason Stromberg
                                                                                         (Alternate)


AD HOC COMMITTEES. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

PART I: APPENDIX I-C - BOARD MEMBER COMPENSATION

Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the DWS fund complex.


Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each Independent Board Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2009.


AGGREGATE COMPENSATION FROM THE FUND



BOARD MEMBER                NY TAX FREE MONEY FUND
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $720
Henry P. Becton, Jr.       $720
Dawn-Marie Driscoll        $720
Keith R. Fox               $684
Paul K. Freeman            $861
Kenneth C. Froewiss        $684
Richard J. Herring         $720
William McClayton          $744
Rebecca W. Rimel           $684
William N. Searcy, Jr.     $720
Jean Gleason Stromberg     $684
Robert Wadsworth           $744

TOTAL COMPENSATION FROM DWS FUND COMPLEX


                             TOTAL COMPENSATION
                              FROM THE FUND AND
BOARD MEMBER                DWS FUND COMPLEX/(1)/
INDEPENDENT BOARD MEMBER:
John W. Ballantine         $255,000
Henry P. Becton, Jr.       $255,000
Dawn-Marie Driscoll        $255,000
Keith R. Fox               $240,000
Paul K. Freeman/(2)/       $315,829
Kenneth C. Froewiss        $240,000
Richard J. Herring         $255,000
William McClayton          $265,000
Rebecca W. Rimel           $240,000
William N. Searcy, Jr.     $255,000
Jean Gleason Stromberg     $240,000
Robert Wadsworth           $298,000


(1)   The DWS Fund Complex was composed of 129 funds as of December 31, 2009.

(2) Includes $75,829 in annual retainer fees received by Dr. Freeman as Chairperson of DWS funds.

PART I: APPENDIX I-D - PORTFOLIO MANAGEMENT

This section not applicable to money market funds.

PART I: APPENDIX I-E - AFFILIATED SERVICE PROVIDER COMPENSATION


NY TAX FREE MONEY FUND



                       GROSS AMOUNT     AMOUNT WAIVED     GROSS AMOUNT PAID TO     AMOUNT WAIVED BY
                       PAID TO DIMA      BY DIMA FOR        DIMA FOR GENERAL       DIMA FOR GENERAL
                       FOR ADVISORY        ADVISORY          ADMINISTRATIVE         ADMINISTRATIVE
FISCAL YEAR ENDED        SERVICES          SERVICES             SERVICES               SERVICES
2009                     $281,948             $0                $234,957                  $0
2008                     $314,132             $0                $261,777                  $0
2007                     $159,349             $0                $129,492                  $0





                        GROSS AMOUNT PAID TO         AMOUNT WAIVED BY
                          DISC FOR TRANSFER         DISC FOR TRANSFER
FISCAL YEAR ENDED      AGENCY SERVICES/1,2,3/     AGENCY SERVICES/1,2,3/
2009                          $493,790                   $209,781
2008                          $356,288                   $      0
2007                          $194,533                   $  8,008




/1/ For the fiscal year ended December 31, 2009, Investment Class and
   Tax-Exempt New York Money Market Fund Shares paid $296,828 and $196,962, respectively to DISC, of which $205,391 and $4,390 was waived, respectively.

/2/ For the fiscal year ended December 31, 2008, Investment Class and
   Tax-Exempt New York Money Market Fund Shares paid $220,250 and $136,038, respectively to DISC.

/3/ For the fiscal year ended December 31, 2007, Investment Class and
   Tax-Exempt New York Money Market Fund Shares paid $134,426 and $60,107, respectively to DISC, of which $8,008 was waived for NY Tax Free Money Fund Investment Class.

The following waivers were in effect during the most recent three fiscal years:


For the period from January 1, 2009 through March 21, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Investment Class to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.75% of its average daily net assets.


For the period from January 1, 2008 through March 21, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Tax-Exempt New York Money Market Fund Shares to the extent necessary, to maintain the operating expenses at 1.00% of its average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).


The following waivers are currently in effect:


The Advisor has contractually agreed through April 30, 2011 to maintain the fund's total annual operating expenses, excluding extraordinary expenses, taxes, brokerage and interest expense at 0.80% for Investment Class. The agreement may only be terminated with the consent of the fund's Board.


In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under these arrangements, the Advisor waived certain expenses of NY Tax Free Money Fund.

PART I: APPENDIX I-F - SALES CHARGES

Not applicable.

PART I: APPENDIX I-G - DISTRIBUTION PLAN PAYMENTS


12B-1 COMPENSATION TO UNDERWRITER AND FIRMS:



                                                                      12B-1 DISTRIBUTION     12B-1 SHAREHOLDER
                                                                             FEES              SERVICE FEES
NY Tax Free Money Fund                 Investment Class                   $         0           $187,681/2/
                            Tax-Exempt New York Money Market Fund         $693,026/1/           $         0




/1/ For the Tax-Exempt New York Money Market Fund, $556,306 of distribution fees were waived.

/2/ For Investment Class, all of the service fee was waived.

PART I: APPENDIX I-H - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS


PORTFOLIO TURNOVER RATES

Not applicable.


BROKERAGE COMMISSIONS



                            FISCAL     BROKERAGE COMMISSIONS
                             YEAR          PAID BY FUND
NY Tax Free Money Fund      2009                $0
                            2008                $0
                            2007                $0



BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS



                                                                        AGGREGATE                            % OF THE
                                                                        BROKERAGE                           AGGREGATE
                                                                       COMMISSIONS                            DOLLAR
                                         NAME OF                       PAID BY FUND     % OF THE TOTAL     VALUE OF ALL
                            FISCAL     AFFILIATED                     TO AFFILIATED        BROKERAGE        PORTFOLIO
                             YEAR        BROKER       AFFILIATION        BROKERS          COMMISSIONS      TRANSACTIONS
NY Tax Free Money Fund      2009         None             -               None                -                 -
                            2008         None             -               None                -                 -
                            2007         None             -               None                -                 -



The fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) that the fund has acquired as of the most recent fiscal year.



The fund did not hold any securities of its regular brokers or dealers.


TRANSACTIONS FOR RESEARCH SERVICES

For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.



                                                        COMMISSIONS PAID
                            AMOUNT OF TRANSACTIONS       ON TRANSACTIONS
FUND                          WITH RESEARCH FIRMS      WITH RESEARCH FIRMS
NY Tax Free Money Fund                $0                       $0

PART I: APPENDIX I-I - INVESTMENT PRACTICES AND TECHNIQUES

Below is a list of headings related to investment policies and techniques which are further described in Appendix II-G.


NY TAX FREE MONEY FUND

Asset Segregation

Borrowing

Credit Enhancement
Fixed Income Securities
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares

Interfund Borrowing and Lending Program

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity
    (for Money Market funds only)
Mortgage-Backed Securities
Municipal Securities
Municipal Trust Receipts
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Repurchase Agreements
Reverse Repurchase Agreements
Tax Exempt Pass Through Securities
Tax-Exempt Commercial Paper
US Government Securities
Variable and Floating Rate Instruments
When-Issued and Delayed Delivery Securities
Yields and Ratings

PART I: APPENDIX I-J - ADDITIONAL INFORMATION


FUND                       CLASS                                      CUSIP NUMBER
NY Tax Free Money Fund     Investment Class                           23336Y698
Fiscal Year End: 12/31     Tax-Exempt New York Money Market Class     23336Y631

PART I: APPENDIX I-K -  STATE SPECIFIC RISK FACTORS AND TAXES -  NEW YORK

DWS New York Tax Free Money Fund normally invests in bonds issued by New York State or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the state of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate.



FINANCIAL DISCLOSURE FOR THE STATE OF NEW YORK


The State of New York's most recently completed fiscal year began on April 1, 2009 and ended on March 31, 2010. The State enacted the budget for the fiscal year, which began on April 1, 2009 and ends on March 31, 2010, on April 28, 2009 (the "Enacted Budget"). The Governor of the State of New York submitted his budget for the fiscal year which began on April 1, 2010 and ends on March 31, 2011, on January 19, 2010, but such budget proposal has not yet been approved. The Department of Budget ("DOB") issued the 2010-11 Executive Budget Plan on February 9, 2010. The disclosure below is based on the Annual Information Statement of the State ("AIS") which was released on May 15, 2009, the Quarterly Update released on November 3, 2009, the Quarterly Update released on Februrary 15, 2010, and the Supplement issued on March 2, 2010. The AIS is prepared by the DOB and is available at: www.budget.state.ny.us. The AIS has been filed with the Municipal Securities Rulemaking Board (MSRB) through its Electronic Municipal Market Access (Emma) System. An electronic copy of the AIS can be accessed through Emma at www.emma.msrb.org. The State's audited financial statements for the fiscal year ended March 31, 2009 were released on July 24, 2009. Audited financial statements for the fiscal year ended March 31, 2010 are not yet available. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: www.osc.state.ny.us.


Special Considerations


Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.


In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:




o Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare;




o The potential cost of collective bargaining agreements not yet completed with the union representing uniformed correctional officers, the union representing graduate students, and the union representing security/park police;




o Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program;


o  Proposed Federal rule changes concerning Medicaid payments; and




o Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.




o A significant downside risk remains with respect to the ability of the national and State economies to respond to the stimulus package passed by Congress in February 2009. A delay in the return of the credit markets to normal functioning could have a cascading effect on other sectors of the economy, including international trade, equity markets, and unemployment.

o Real estate markets could remain depressed for longer than expected due to the continued credit crunch and Wall Street retrenchment, which could have a significant negative impact on capital gains realizations.




o Actions taken by the Federal government to alleviate the faltering banking industry and credit markets could be less effective than intended, and take longer to achieve their objectives.


o Taxable sales could be driven down by continued weakness in household spending.




o The estimated values for 2009-10 Enacted Budget law changes, especially the temporary income tax rate increase on high income taxpayers, represent a substantial portion of estimated receipts; in the current economic environment, the impact on a small number of high income taxpayers makes these estimates highly uncertain.




o The real estate transfer tax forecast could be negatively affected as downward trends in the financial services sector, including falling employment and bonuses and weak equity markets and rising office vacancy rates continue. The fallout from the subprime mortgage crisis will also put pressure on consumer credit availability and may reduce the number of transactions. The decline in real estate prices in some areas of the State is likely to depress collections. The number of high value commercial property sales in New York City is expected to continue to decline from recent years.




o Lower-than-expected business tax collections could reflect greater overall weakness of the New York State economy, in particular in the financial services industry, than was earlier forecasted.




o The AIS includes a forecast of the effect of a workforce reduction by the State. In March 2009, the State announced that its workforce reduction plan was expected to generate significant savings for the State in 2009-10 and in 2010- 11. There can be no assurance that this workforce reduction will achieve the level of savings projected in the AIS.




o In addition, the forecast contains specific transaction risks and other uncertainties, including, but not limited to: the sale of development rights for new Video Lottery Terminal ("VLT") facilities; the receipt of certain payments from public authorities; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the workforce reduction and the transfer of available fund balances in the General Fund at the levels currently projected.




o Recent market volatility and the decline in the market value of many stocks have negatively impacted the assets held for the New York State and Local Retirement Systems. The Comptroller has estimated that the value of the Systems' assets has declined approximately 20 percent since April 1, 2008. These factors and/or any future downturns in financial markets may result in an increase in the amount of the contributions required to be made by employers for fiscal years after fiscal year 2010.


RISKS OF FINANCIAL PLAN FORECAST. The Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the Enacted Budget; and actions taken by the Federal government, including audits, disallowances, and changes in aid levels. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the current year.


STATE ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.


DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the U.S. as a whole. As indicated in the figure above, the State's last five recessions started either earlier than or almost concurrently with those of the nation. The current downturn's unusual chronology is primarily due to the unique character of the State's housing market and the extraordinarily strong 2007 performance of the finance, business services, and tourism sectors, which extended well into 2008.


A focus on employment alone understates the severity of this downturn for New York. With credit markets and finance sector compensation now at the fulcrum of the current economic crisis, and given the importance of that sector to the State's income base, the impact of the current downturn on State wages has been devastating. DOB estimates that State wages fell 13.1 percent in the first quarter of 2009, the largest quarterly decline in wages in the history of QCEW data. The unprecedented decline in State wages estimated for the first quarter of 2009 largely reflects the impact of securities industry losses on bonus compensation. Efforts by the Federal government to aid the industry through TARP, are also expected to put downward pressure on bonus payouts. DOB projects a downwardly revised decline in State wages for 2009 of 4.8 percent, the largest annual decline in the history of QCEW data. This historic decline can be expected to have a substantial impact on State household spending over the near-term. Credit market conditions and rising debt default rates are also expected to put downward pressure on the State's income and tax base by continuing to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions is expected to continue to fall with the ongoing increase in office vacancy rates. The midtown New York City office vacancy rate rose 4.5 percentage points in the second quarter of 2009 and 9.8 percent from the same quarter. The 2009 vacancy rate increase is the largest since the first quarter of 2002.


With New York as the world's financial capital, the impact of the most recent financial crisis on the State's fiscal condition has been severe. Base receipts-adjusted for State law changes-are estimated to decline 10.5 percent in 2009-10, following a 3.0 percent decline in 2008-09. Consistent with an economic recovery projected to begin during the first quarter of 2010, base tax receipts growth is expected to rebound to 3.1 percent in 2010-11 and 6.4 percent in 2011-12. Nevertheless, there are significant risks to this forecast, as there always are around business cycle turning points. Wall Street bonus payments are always difficult to predict given the volatile nature of the financial markets, but particularly in the current environment given the political environment now surrounding Wall Street activities. Moreover, the State's real estate market is still in decline, with the commercial sector especially at risk. Even though the labor market may have neared its trough, job growth is expected to remain weak over the next few years. Therefore, it will take some time for household spending to regain its pre-recession level. Corporate profits are expected to continue growing, consistent with the strengthening of the national recovery, but the lag between the realization of profits and the tax payments generated by those profits ahs made business tax receipts especially difficult to project.


DOB's outlook for the State economy calls for the current recession ending sometime during the second half of 2010. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, financial market uncertainty poses a particularly large degree of risk for New York. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State's downturn, producing weaker employment, and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with other stronger financial market activity, could result in higher wage and bonus growth than projected.



ECONOMIC OUTLOOK

GLOBAL FINANCIAL CRISIS. A wave of unprecedented financial sector shocks occurred in September and October 2008, transforming an economic downturn that began last year into a global financial crisis. Trust among institutions and investors evaporated. The credit markets seized up, with banks refusing to lend to one another. Wall Street's large independent investment banks disappeared altogether, with Bank of America agreeing to purchase Merrill Lynch, Lehman Brothers filing for bankruptcy protection, and Goldman Sachs and Morgan Stanley applying to become bank holding companies (Bear Stearns had been taken over by JP-Morgan Chase earlier in the year). Market indexes plummeted, an acceleration of a downward trend that began last year. Investors fled to safe assets. The Federal government intervened in the financial system on a scale not seen since the Great Depression, nationalizing the twin mortgage giants, Fannie Mae and Freddie Mac, taking over American International Group, Inc. ("AIG"), the world's largest insurance company, authorizing a $700 billion financial rescue program, the Troubled Asset Relief Program, to purchase mortgage-related securities from financial institutions, and guaranteeing trillions of dollars of deposits in money market funds. Abroad, governments were compelled to take dramatic steps of their own to try to contain the crisis, including intervening to stabilize their own banking systems. A long period marked by growing financial leverage, increased risk-taking, falling credit standards, and excessive deregulation appears to have come to an end.



US ECONOMIC FORECAST. The longest and most severe recession since the 1930s appears to be coming to an end. Federal stimulus programs, combined with the reemergence of the world's large developing economies, are having a positive impact on residential housing investment, export growth, and consumer spending. The release by the U.S. Bureau of Economic Analysis of its first estimate of economic growth for the fourth quarter of 2009 reinforces the belief that the national recovery that began in the third quarter of 2009 picked up substantial momentum in the fourth quarter. Real household spending grew 2.0 percent, which is still weaker than most prior recoveries, indicating the continued impact of a historically weak labor market and tight credit markets. The strengthening global economy resulted in export growth and nonresidential fixed investment, led by investment in equipment and software, ended its five-quarter string of declines with fourth quarter growth of 2.9 percent. Finally, a change in inventories of over $100 billion made a substantial contribution to fourth quarter growth. DOB now projects growth of 3.1 percent in real U.S. Gross Domestic Product ("GDP") for 2010, following a decline of 2.4 percent in 2009.


The U.S. Bureau of Labor Statistics has released its 2009 benchmark revision to the national employment data. The revised data indicate that approximately 8.4 million jobs have been lost since the start of the recession of 2008-09. Only 20,000 jobs were lost in January 2010, indicating a labor market turning point in the first quarter of 2010. On an annual average basis, DOB projects a decline of 0.3 percent for 2010, following a historic decline of 4.3 percent in 2009. The projection reflects the U.S. Census Bureau's current estimate that
1.2 million temporary jobs will be created to conduct the Census.
The current outlook calls for the national recovery to gain momentum throughout 2010, in large part led by a turnaround in business equipment and software spending and the end of the largest inventory correction since the 1930's. However, there are significant risks to this forecast. Although credit markets have improved substantially since a year ago, uncertainty remains about the quality of bank assets throughout the global financial system. The growing international volume of sovereign debt reflecting attempts by governments, including the United States, to hasten the pace of economic recovery, continues to create uncertainty. The large overhang of commercial real estate and related debt remains yet another source of risk. A negative credit market shock could result in a major setback to recoveries around the globe. Similarly, if the labor market fails to recover as projected, household spending, which still accounts for about two-thirds of the economy, could falter. On the positive side, lower than expected energy prices and inflation would give households more power to spend and could increase the speed of the recovery. The current forecast reflects continued spending under the Federal stimulus package as passed in February 2009. If the U.S. Congress should enact more stimulus spending than currently assumed, the recovery could proceed more quickly than is reflected in this forecast.


NEW YORK FORECAST. Recent data indicate that the New York State economy deteriorated more quickly during the first half of 2009 than had been anticipated in July when the First Quarterly Update to the AIS was released. The declines in private sector employment and wages for the first quarter of 2009 were steeper than originally anticipated, and there are preliminary indications that the same is true for the second quarter as well. These developments reinforce the notion that though the State recession started fully eight months after the U.S. as a whole, it is both catching up quickly and likely to last longer. State employment is now projected to decline 0.5 percent for 2010, following a decline of 2.3 percent for 2009. Private sector employment is projected to fall 0.6 percent for 2010, following a decline of
2.8 percent for 2009. Job declines continue to be led by the manufacturing, construction, and financial services sectors, all of which pay salaries that are higher than the statewide average. Declines in financial services employment appear to be having a large impact on household spending, as evidenced by the unprecedented large declines observed in taxable sales, particularly downstate.


The impact of the current downturn on State wages appears to be even greater than estimated in July. State wages fell 15.0 percent in the first quarter of 2009, about two percentage points greater than the July estimate and the largest quarterly decline in wages in the history of the Quarterly Census of Employment and Wages ("QCEW") data. The unprecedented decline in State wages estimated for the first quarter of 2009 largely reflects the impact of securities industry losses on bonus compensation. DOB now projects a decline of
5.8 percent in total State wages for 2009, which would also be the largest annual decline in the history of QCEW data. Financial market weakness in early 2009, along with a steep decline in high-value real estate market transactions, has also resulted in a downward revision to the level of capital gains realizations estimated for the current year.


Going forward, the improvement in both equity markets and financial sector profits would seem to present some room for optimism for the 2009-10 bonus season. The industry's stellar profit performance in the second quarter is in large part due to the low borrowing costs engendered by the Federal Reserve's historically low interest rate target, as well as its quantitative easing programs. The most recent data indicate that employment and wages for the second half of 2009 were weak. The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009. National employment trends represent key inputs to DOB's forecast for the State labor market. The DOB estimates New York State employment to have fallen 2.9 percent for 2009, to be followed by a decline of
0.6 percent for 2010. Private employment is expected to have declined by 3.5 percent for 2009, followed by a decline of 0.9 percent for 2010. Correspondingly, the expected decline in State wages estimated for 2009 reflects a historic decline of 7.0 percent. Total State wages are projected to rise 3.5 percent for 2010.


The end of the State's economic downturn, the full-year impact of the temporary tax rate increase, the stock market recovery and the sunset at the end of 2010 of preferential Federal tax rates on both capital gains and ordinary income are expected to provide growth of 5.4 percent in personal income tax receipts in 2010-11. Projected corporate profits growth for the 2010 calendar year should result in a return to growth in business tax receipts beginning in 2010-11. With the recovery in household spending, sales tax growth is expected to turn positive in 2010-11, after posing one of the worst annual sales tax declines on record in 2009-10. The State Tax Department will add over 300 employees to its compliance staff which is expected to increase audit and compliance collections by $221 million annually.


If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State's commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.


DOB's outlook for the State economy calls for the current recession ending by the second half of 2010. However, there exists significant downside risk to the projected timing and strength of the coming recovery, given the historically unprecedented decline in wages being witnessed during the current recession. The declines appear to be greatest among the State's high-wage economic sectors, heightening the risk to revenues. As always, all of the risks to the U.S. forecast apply to the State forecast as well, although financial market uncertainty poses a particularly large degree of risk for New York.


Weak credit market conditions and rising debt default rates are expected to continue to put downward pressure on the State's income and tax base by continuing to depress household spending and real estate activity. Real estate market risks are particularly great in the commercial sector where high-value transactions contribute significantly to state and local government revenues, in part through taxable capital gains realizations. Declines in capital gains realizations tend to reduce taxable income among taxpayers paying the highest marginal rates and, as a result, have a disproportionately large impact on PIT receipts. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with other stronger financial market activity, could result in higher wage and bonus growth than projected.


All of the risks to the forecast for the national economy apply to the State forecast as well, although equity market volatility and the current level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for New York. If the current financial market crisis is sufficiently prolonged, the impact on State income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in New York City. In contrast, a quicker recovery of the national and global economies would imply a shorter downturn for New York.


FINANCIAL PLAN IMPACT. The State's financial position is expected to be severely affected by the global financial crisis. For 2009-2010, DOB now projects a General Fund budget gap of $3.2 billion, which it expects to be addressed through legislative or administrative measures, or both. In December 2009, the Governor and the Legislature approved a Deficit Reduction Plan ("DRP") that provided an estimated $2.7 billion in 2009-10 savings, leaving a shortfall of $414 million. Subsequently, DOB revised its forecasts for the current year that increase the estimate of the shortfall in the General Fund by $966 million, for a total budget gap in the General Fund of $1.4 billion. The estimate for tax collections has been reduced by $1.1 billion and the estimate for Medicaid expenditures has been increased by $580 million. An increase in the expected value of the VLT franchise payment and lower estimated spending across a range of programs and activities offset in part the lower receipts and higher Medicaid spending.


The projected budget gaps for 2010-11 and future years have also increased substantially, primarily reflecting the expected impact of recent economic events on State tax receipts. DOB now projects a General Fund budget gap of $6.8 billion in 2010-11. The growth in the budget gap is due almost exclusively to the $1.4 billion budget shortfall that is expected to be carried forward from 2009-10 into 2010-11. There were also a number of offsetting substantive revisions in receipts and spending which result in no material change to the gap.



FINANCIAL PLAN RESERVES AND RISKS:



LABOR CONTRACTS/SALARY INCREASES. The State has reached labor settlements with several labor unions (CSEA, PEF, UUP, District Council 37 and the Policemen's Benevolent Association). The union representing uniformed officers, the union representing graduate students, and the union representing security/park police have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified, it would result in added costs of approximately $250 million through 2010-11, (assuming a retroactive component for fiscal years prior to 2009-10) and approximately $140 million in both 2011-12 and 2012-13. There can be no assurance that actual settlements will not exceed amounts included in the budget.


DOB has included a spending reserve to finance the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.



SCHOOL SUPPORTIVE HEALTH SERVICES. The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services conducted six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.


PROPOSED FEDERAL RULE ON MEDICAID FUNDING. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation ("HHC")) and institutions and programs operated by the State. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. On May 23, 2007, CMS issued another proposed rule that would eliminate Medicaid funding for graduate medical education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share. Implementation has been delayed.


CMS has proposed other regulations that could pose a risk to the State's Financial Plan beyond those addressed by the moratorium. On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a "linkage" between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State's most vulnerable populations. While the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6,2 009, CMS extended the delayed implementation through June 30, 2010.


CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.


Further, CMS proposes to restrict Medicaid reimbursement for rehabilitative services and reimbursement for schoolbased health services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. Implementation of restrictions for rehabilitation services has been delayed indefinitely, while school-based health services has been deferred. As a result of issues brought forward by states, the school-based regulation was rescinded on May 6, 2009.


On all of these rules, the State is actively lobbying the Federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.



STATE BUDGET


The Legislature adopted a budget for 2009-10 on April 28, 2009. The enacted budget for 2009-10 closes the largest budget gap ever faced by the State. The most significant gap-closing actions taken by the State include freezing the foundation aid and Universal Prekindergarten education aid programs at 2008-09 levels, eliminating the Middle Class STAR rebate program (but maintaining the STAR exemption program that will provide $3.5 billion in property tax relief), instituting Medicaid cost-containment, reducing the size of the State workforce and increasing personal income tax rates on high income earners. In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (ARRA) to stabilize State finances and help prevent reductions in essential services. The most significant gap-closing resource is an anticipated six-month extension of a higher Federal Medical Assistance Percentage for eligible State Medicaid expenditures, from December 31, 2010 until June 30, 2011. DOB estimates that if approved by Congress under ARRA, such extension would provide approximately $1.1 billion in savings in both the 2010-11 and 2011-12 fiscal years.

The Governor of the State of New York submitted his budget for the fiscal year, which begins on April 1, 2010After accounting for the DRP and the forecast revisions, the General Fund has an estimated shortfall of $1.4 billion remaining for the 2009-10 fiscal year. This estimate assumes the successful completion of, among other things, transactions related to the VLT franchise payment and the Battery Park City Authority. Rather than proposing additional gap-closing measures in the 2009-10 fiscal year, the State expects to carry the budget shortfall forward into 2010-11, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings. In practice, the State expects to carry this budget shortfall into 2010-11 by not making certain payments (such as tax refunds and aid payments) that had initially been scheduled to be made in 2009-10, but are not due by law until 2010-11. The State expects to end 2009-10 with a cash balance of $1.4 billion in the General Fund, including $1.2 billion in the State's rainy day reserves.
DOB estimates that the DRP approved in December 2009 will generate savings of $2.7 billion in 2009-10, and recurring annual savings in the range of $700 million to $875 million. Administrative actions taken with the DRP include reductions of up to 11 percent of agency operating budgets; enhanced activities by the State Office of the Medicaid Inspector General to eliminate waste, fraud and abuse; debt service savings achieved through refundings; the use of Build America bonds, and the relatively low interest rates on the State's variable rate bonds; additional revenues expected from an increase assessment on utilities enacted in 2009-10; and the use of other available resources. The enacted DRP approved a 12.5 percent reduction to remaining undisbursed local assistance spending in the 2009-10 fiscal year for various programs, including transit aid, mental hygiene, health care and aging (excluding Medicaid), education and arts (excluding school aid), certain social services programs, and higher education (excluding TAP). Other actions include the use of $391 million in ARRA funding for school aid; authorization.


The State Budget is required to be balanced on a cash basis, which is DOB's primary focus in preparing and implementing its financial plan. State Finance Law also requires the financial plan to be presented for informational purposes on a generally accepted accounting principles (GAAP) basis. In 2009-10, the General Fund GAAP Financial Plan shows total revenues of $44.7 billion, total expenditures of $54.8 billion, and net other financing sources of $9.5 billion, resulting in an operating deficit of $578 million and a projected accumulated deficit of $3.5 billion. These results are due primarily to the cash deficit and the impact of economic conditions on revenue accruals, particularly personal income taxes. In 2010-11, the General Fund GAAP Financial Plan shows total revenues of $46.4 billion, total expenditures of $53.6 billion, and net other financing sources of $9.0 billion, resulting in an operating surplus of $1.8 billion, which reduces the projected accumulated deficit to $1.7 billion. These results reflect the impact of the State's updated financial plan gap-closing actions and the carry-forward of the cash shortfall into 2010-11.



The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. In recent years, the State has financed 35-38 percent of its operations outside of the General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act ("HCRA") and the creation of the school tax relief fund ("STAR") real estate tax program that is funded by directing personal income tax receipts to a special revenue fund. The State has also seen growth in the portion of transportation-related revenues transferred from the General Fund to two dedicated funds in the special revenue and capital projects fund types to support the capital programs for transportation.


The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.


FISCAL YEAR 2009-10 ENACTED BUDGET - CASH-BASIS FINANCIAL PLAN OVERVIEW

General Fund spending, including transfers to other funds, is projected to total $54.6 billion in 2009-10, essentially flat compared to 2008-09 results. The General Fund must, by law, end the year in balance on a cash basis. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service but excludes Federal operating aid and capital spending, is projected to total $80.0 billion in 2009-10. an increase of $1.8 billion (2.3 percent) over 2008-09 results. All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $133.2 billion in 2009-10, an increase of $11.6 billion. State Operating Funds spending is projected to increase by 0.7 percent in 2009-10.


The State ended 2008-09 with a General Fund balance of $1.9 billion. The State expects to use approximately $570 million in available balances to finance operations in 2009-10, resulting in a projected year-end balance of $1.4 billion on March 31, 2010. DOB projects outyear budget gaps of $6.4 billion in 2010-11, $14.3 billion in 2011-12 and $19.1 billion in 2012-13. The balance consists of $1.2 billion in undesignated reserves and $381 million in reserves designated to finance existing or potential future commitments. The undesignated reserves include $1.0 billion in the State's Tax Stabilization Reserve, $175 million in the Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event, and $21 million in the Contingency Reserve Fund for litigation risks. The designated reserves include $72 million in the Community Projects Fund to finance existing "member item" initiatives and $73 million that may be used in the current year for debt management purposes depending on market conditions.


DOB projects the State will end the 2009-10 fiscal year with a All Government Funds balance of $3.0 billion. The balance consists of $1.4 billion in the General Fund, $1.5 billion in balances in numerous State Special Revenue Funds and $277 million in Debt Service Funds.



RECEIPTS. All Funds receipts are projected to total $131.0 billion for 2009-10, an increase of $11.8 billion (or 9.9 percent) over 2008-09 results. The total comprises tax receipts ($59.4 billion), Federal grants ($48.1 billion) and miscellaneous receipts ($21.4 billion). All Funds tax receipts are projected to decrease by $1.6 million due almost entirely to a reduction in personal income taxes. In addition, the historic decline in State wages estimated for the current year is having an even more adverse impact on household spending than expected. All Funds Federal grants are expected to increase by more than $9.3 billion, or 23.8 percent. All Funds Miscellaneous receipts are projected to increase by approximately $21.3 billion, largely driven by growth in the General Fund, special revenues from the lottery and VLT's, and State University income and capital project funds. Total State Funds receipts are projected at $80.6 billion, an increase of $0.7 billion, or 0.9 percent from 2008-09 receipts. Total General Fund receipts are projected at $52.7 billion, a decrease of $1.1 billion, or (2.0) percent from 2008-09 receipts. General Fund tax receipts are projected to fall 2.8 percent over 2008-09 receipts and General Fund miscellaneous receipts are projected to increase by $403 million. General Fund miscellaneous receipts are estimated to increase by 13.0 percent reflecting actions taken in the Encacted Budget.


Base growth in tax receipts is estimated to decline 10.8 percent adjusted for law changes for fiscal year 2009-10. The receipt estimates for the current fiscal year had been revised downward significantly, due almost entirely to reductions in the personal income tax and sales tax. The anticipated increase in personal income tax collections expected with the recently enacted high income surcharge has not materialized as expected. In addition, the historic decline in State wages estimated for the current year is having an even greater adverse impact on State household spending than expected. Consequently, sales tax receipts are now projected to be lower than anticipated in the Enacted Budget.



DISBURSEMENTS. All Funds spending is projected to total $133.2 billion in 2009-10, an increase of approximately $1.5 billion from the Enacted Budget. The Financial Plan impact of the recently-enacted Mobility Tax, a tax which is collected by the State on behalf of, and disbursed in its entirety to, the Metropolitan Transportation Authority of New York City to support the transit system, accounts for the growth in All Funds disbursements compared to the Enacted Budget Financial Plan. Excluding the impact of this pass-through tax, estimated State Operating Funds disbursements for 2009-10 are expected to grow by 0.2% compared to 2008-09.


State Operating Funds spending, which includes the General Fund, debt service, and other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $80.0 billion based on the enacted budget for 2009-10. All Funds spending is projected to total $133.2 billion in 2009-10.

In 2009-10, All Funds spending for local assistance is expected to total $93.2 billion, an increase of $5.9 billion over 2008-09 results. Local assistance includes payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending, with the disbursements concentrated in State aid to medical assistance providers and public health programs and State aid to school districts, universities and tuition assistance programs.


All Funds State Operations spending (including salaries of State employees and operating costs of State agencies) is projected at $19.9 billion in 2009-10. Approximately 93 percent of the State workforce is unionized. The State workforce, which reflects full-time employees of the Executive Branch, excluding the Legislature, Judiciary, and contractual labor, is projected to total 128,803 in 2009-10, a decrease of 7,687 full time equivalent employees over 2008-09 levels.


All Funds spending on General State Charges (primarily fringe benefits provided to State employees, tax payments to municipalities related to public lands and certain litigation against the State) is expected to total $5.7 billion in 2009-10, and comprises health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and social security ($962 million).


All Funds debt service is projected to increase to $5.1 billion in 2009-10, of which $1.8 billion is paid from the General Fund through transfers and $3.3 billion from other State funds, primarily dedicated taxes. Growth in debt service reflects costs to support ongoing capital spending.


All Funds capital spending of is projected to be $8.8 billion in 2009-10, an increase of $2.0 billion over 2008-09. In fiscal year 2009-10, transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (51 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development, education, mental hygiene and public protection, and , parks and the environment, and health and social welfare, general government, and other areas. Most capital spending is paid from sources other than the General Fund.


The most significant General Fund transfers to other funds in 2009-10 include transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion) and capital projects ($551 million).


GAAP-BASIS FINANCIAL PLAN; GASBS 45



The State Budget is required to be balanced on a cash basis, which is DOB's primary focus in preparing and implementing its financial plan. State Finance Law also requires the financial plan to be presented for informational purposes on a generally accepted accounting principles (GAAP) basis. In 2009-10, the General Fund GAAP Financial Plan shows total revenues of $44.7 billion, total expenditures of $54.8 billion, and net other financing sources of $9.5 billion, resulting in an operating deficit of $578 million and a projected accumulated deficit of $3.5 billion. These results are due primarily to the cash deficit and the impact of economic conditions on revenue accruals, particularly personal income taxes. In 2010-11, the General Fund GAAP Financial Plan shows total revenues of $46.4 billion, total expenditures of $53.6 billion, and net other financing sources of $9.0 billion, resulting in an operating surplus of $1.8 billion, which reduces the projected accumulated deficit to $1.7 billion. These results reflect the impact of the State's updated financial plan gap-closing actions and the carry-forward of the cash shortfall into 2010-11.



The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2009 at $55.4 billion , using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method.



2008-09 OPERATING RESULTS (AUDITED)

The State's audited financial statements for the fiscal year ened March 31, 2009 were released on July 24, 2009. Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy's contraction and concomitant decline in revenues during 2008-09. As a result, the State's General Fund closing balance has declined by more than $1 billion over the last three years, from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.



The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008- 09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.


The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.


General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes. General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.


FISCAL YEAR 2007-08 (AUDITED)


The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State's initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).


The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.



General Fund receipts, including transfers from other finds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.


General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.



STATE FUNDS


State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase include additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which is primarily attributable to the State's receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid. Over the three-year period beginning in 2006-07, State Operating Funds spending has grown by an average 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund.


State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.


The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State's special revenue funds has a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.


ALL FUNDS


All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.


The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.


All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines.


All Funds disbursements for 2008-09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflects growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.


FISCAL YEAR 2008-09 GAAP-BASIS RESULTS



New York State reported net assets of $33.9 billion, comprised of $125.9 billion in total assets offset by $92 billion in total liabilities.


The State's net assets decreased by $13.8 billion as a result of fiscal year 2008-09 operations. The net assets for governmental activities decreased by $12.6 billion (29 percent) and net assets of business-type activities increased by $1.2 billion (28.1 percent). The deficit in unrestricted governmental net assets, which increased by nearly $1.1 billion in 2008, exists primarily because the State has issued debt for purposes not resulting in a capital asset related to State governmental activities. This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of State governmental capital assets. The increase in net assets for business-type activities was caused primarily by a net restatement of beginning net assets, certain SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses, Lottery revenues exceeding expenses, including education aid transfers, and employer contributions exceeding unemployment benefit payments for the Unemployment Insurance Fund.



The State's governmental activities had total revenues of $111.1 billion which were less than total expenses of $120.9 billion. The total cost of all the State's programs, which includes $208 billion in business-type activities, was $141.7 billion. The General Fund reported an operating deficit in fiscal year 2008-09 of $6.9 billion which decreased the accumulated fund balance to a $2.9 billion deficit. The State reported additional Federal funding of $1.7 billion in Medicaid, $59 million for unemployment benefits and $43 million for additional human services programs from ARRA.


Total debt outstanding at year-end was $52.5 billion, comprised of $43.6 billion in governmental activities and $8.9 billion in business-type activities.



INVESTMENT OF STATE MONEY


The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased.


DEBT AND OTHER FINANCING ACTIVITIES


State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.


The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


GENERAL OBLIGATION BONDS. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.


General obligation debt is currently authorized for transportation, environment and housing purposes. As of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that approximately $599 million in general obligation bonds will be issued in 2009-10.


STATE-SUPPORTED DEBT. Lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.


The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax (or "PIT") Revenue Bonds. The Enacted Capital Plan projects that $4.1 billion of State PIT Revenue Bonds, $100 million of SUNY Dormitory Facilities Revenue Bonds, and $520 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2009-10. The Enacted Capital Plan also projects the issuance of $577 million of Dedicated Highway and Bridge Trust Fund Bonds in 2009-10.


New York Local Government Assistance Corporation ("LGAC"). In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The 2009-10 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.




PERSONAL INCOME TAX REVENUE BONDS. Legislation enacted in 2001 provided for the issuance of bonds by certain public authorities the debt service on which would be paid from personal income tax receipts pursuant to contractual obligations with the State. The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. As of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding. The 2009-10 Enacted Capital Program and Financing Plan projects that $4.1 billion of State PIT Revenue Bonds, $100 million of SUNY Dormitory Facilities Revenue Bonds and $520 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2009-10.



CONTINGENT-CONTRACTUAL OBLIGATION. The State may also enter into statutorily authorized contingent contractualobligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this type of financing arrangement in the 2009-10 fiscal year.


SECURED HOSPITAL PROGRAM. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent contractual-obligation whereby the State agreed to pay debt service, subject to annual appropriations, on bonds issued by certain public authorities, in the event that payments made by certain financially distressed not-for-profit hospitals under loan agreements with such public authorities and amounts available in reserve funds for such bonds are not sufficient to make such debt service payments. As of March 31, 2009, there were nine secured hospital borrowers and a total of $682 million in bonds outstanding with annual debt service payments of $77.9 million due during State fiscal year 2009-10. The State has never been required to make any payments pursuant to the service contracts.


TOBACCO SETTLEMENT FINANCING CORPORATION. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction. The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. As of March 31, 2009, approximately $3.59 billion in TSFC bonds were outstanding.

MORAL OBLIGATION FINANCING. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2009-10 fiscal year.


STATE-GUARANTEED FINANCINGS. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2009, JDA had approximately $32.5 million of bonds outstanding. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2009-10 fiscal year.



LIMITATIONS ON DEBT - DEBT REFORM ACT OF 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act. The Debt Reform Act imposes phased-in caps on State-supported debt outstanding and debt service costs for such debt issued after April 2000, limits the use of such debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.


The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations.


On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each. DOB projects that debt outstanding and debt service costs for 2009-10 and the entire five-year forecast period through 2013-14 will also be within the statutory caps.


INTEREST RATE EXCHANGE AGREEMENTS AND NET VARIABLE RATE OBLIGATIONS. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 20 percent of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2012-13.


INTEREST RATE EXCHANGE AGREEMENTS. As of March 31, 2009, five issuers have entered into a notional amount of $3.99 billion of interest rate exchange agreements with nine different counterparties that result in fixed rates and are subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding. As of March 31, 2009, the net mark-to-market value of all these outstanding swaps (the aggregate termination amount) was approximately $577 million - the total amount the State would receive from the collective authorized issuers for payments from the counterparties should all the swaps be terminated.

As of March 31, 2009, the State has also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. As of March 31, 2009, the net mark-to-market value of the State's synthetic variable rate swaps is $30 million - the total amount the State would receive from the collective authorized issuers should all swaps be terminated. These swaps do not count against the interest rate exchange agreement cap but do count towards the variable rate debt instruments cap.


NET VARIABLE RATE OBLIGATIONS. As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above.


STATE RETIREMENT SYSTEMS



GENERAL. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 36 percent of the membership during the 2008-09 fiscal year. There were 3,026 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.



As of March 31, 2008, 667,321 persons were members and 358,109 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Current members enrolled in a noncontributory plan cannot be required to begin making contributions. Current members covered by a contributory plan cannot be required to make contributions beyond what is presently required by State law.



Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the Systems. These or future downturns in financial markets will not affect the State's contribution to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns may result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, it is anticipated that the amount of contributions will increase significantly over those made for fiscal year 2010. Growth in all years is driven by anticipated increases in the employer contribution rate.


CONTRIBUTIONS. The State paid, in full, its employer contributions for the fiscal year ended March 31, 2009. Payments totaled $1.06 billion. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills. The State bill for the fiscal year ending March 31, 2010 is estimated to be $60 million, and the State plans to make such payment in March 2010.



ASSETS AND LIABILITIES. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2008 were $155.8 billion (including $2.9 billion in receivables), a decrease of $0.8 billion or 0.5 percent from the 2006-07 level of $156.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $163.1 billion on April 1, 2007 to $170.5 billion (including $66.1 billion for current retirees and beneficiaries) on April 1, 2008. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2008 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2008 fiscal year, 40 percent of the unexpected gain for the 2007 fiscal year and 60 percent of the unexpected gain for the 2006 fiscal year. Actuarial assets increased from $142.6 billion on April 1, 2007 to $151.8 billion on April 1, 2008. The funded ratio, as of April 1, 2008, using the entry age normal funding method, was 107 percent.


AUTHORITIES AND LOCALITIES



AUTHORITIES. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2007, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.


THE CITY OF NEW YORK. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The AIS states that the State assumes no liability or responsibility for any financial information reported by The City of New York.



OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2007, the State Legislature authorized 14 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2008-09 fiscal year or thereafter.


To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority ("BFSA"). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority ("ECFSA"). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.



The BFSA has instituted a control period for Buffalo since 2003. In 2006, the ECFSA instituted a control period for the county after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. The implementation of a control period grants BFSA and ECFSA significant authority over the financial operations of the county including: the power to approve or reject contracts, settlements, and borrowings in excess of $50,000; to determine expenditure limits for proposed county budgets; and to implement a wage or hiring freeze.


LITIGATION

GENERAL. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan.


REAL PROPERTY CLAIMS. In Oneida Indian Nation of New York v. State of New York, the alleged successors-ininterest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.


In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.


Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill
v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed and oral argument before the Second Circuit was conducted on June 3, 2008. The case now awaits decision by the Second Circuit.


Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York


In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is now fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.


In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is now fully briefed and awaiting decision.


Cayuga Indian Nation of New York, et al. v Pataki, et al., involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act ("NIA") (first enacted in 1790 and now codified at 25 U.S.C. (section) 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.


On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claim for money damages and their claim for ejectment. The Court also held that the United States' complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006.


This case was closed but recently became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn's chamber seeking a stay of the 60
(b)(6) motion until after the Second Circuit decides the appeal in the Oneida land claim case. The motion is premised on Judge Kahn's ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas' motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.


WEST VALLEY LITIGATION. In State of New York, et al. v. The United States of America, et al., the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA" or commonly known as the "Superfund") for the State's response costs and for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

As a result of mediation, the parties filed a proposed Consent Decree on October 27, 2009, resolving part of the litigation. The order will propose to settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site. The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period. The claim regarding the Federal government's obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act is neither settled nor dismissed and will remain in litigation.


The parties will ask the court to allow a thirty day period for the public to send comments to the State regarding the terms of the proposed Consent Decree. The State will review the comments and, if appropriate, move for entry of the Consent Decree.



TOBACCO MASTER SETTLEMENT AGREEMENT. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff's claims. On January 12, 2009, the Court issued its opinion and order granting a judgment dismissing the complaint. Plaintiff has appealed and the appeal is pending before the Second Circuit. In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York. The parties have cross-moved for summary judgment in the United States District Court for the Southern District of New York, and are awaiting the scheduling of oral argument.



STATE MEDICAID PROGRAM. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.


In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.


REPRESENTATIVE PAYEES. In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants. On September 26, 2008, the State moved to dismiss the claim, and claimant has opposed the motion and made cross-motions seeking certification of the class, pre-certification discovery and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed claimant's cross-motions and has submitted a motion for summary judgment. On October 14, 2009, claimant filed an amended complaint that, among other things, added a claimant, changed the class representative, revised the definition of the proposed class of claimants to include only inpatients treated at Office of Mental Health facilities, and dropped certain claims. The State resubmitted its motion to dismiss the class claims, and that motion is under consideration. After the court rules on the motion to dismiss, the State will file an answer with respect to the individual claims. After the answer is filed, the parties can move for summary judgment and, if necessary, move to certify the class.



In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State's Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the district court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements.



The State defendants moved to modify the preliminary injunction. On August 13, 2009 the Court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties' submissions, the Court lifted the injunction, allowing most parts of the state law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court's decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New Yorkexclusive universal product code on each bottle.


Civil Service Litigation. In Simpson v. New York State Department of Civil Service et ano., plaintiffs have brought a class action under 42 U.S.C 2000d et seq., claiming that a civil service test administered between 1996 and 2006 resulted in a disparate impact upon the class. Cross motions for summary judgment are currently pending in the United States District Court for the Northern District of New York.


Public Finance. In Bordeleau et al. v. State of New York, et al., a group of 50 individuals filed a complaint in the Supreme Court, Albany County, asking the court to enjoin certain expenditures of State funds and declare them to be illegal under the New York State Constitution. In particular, the plaintiffs claim that the State budget appropriates funds for grants to private corporations, allegedly in violation of Article VII, (section) 8, paragraph 1 of the State Constitution, which provides that "money of the state shall not be given or loaned to or in aid of any private corporation or association, or private undertaking," except for certain specified exceptions. The plaintiffs also claim that because the State budget provides, in part, that some appropriated funds will be used "in accordance with a memorandum of understanding entered into between the governor, majority leader of the senate and the speaker of the assembly, or their designees," the Senate and Assembly have "improperly delegated their legislative powers" in violation of Article VII, (section) 7, which provides that every law making an appropriation "shall distinctly specify the sum appropriated, and the object or purpose to which it is to be applied."


In addition to the State defendants, the complaint names as defendants certain public authorities and private corporations that are claimed to be recipients of the allegedly illegal appropriations. The State defendants and several other defendants moved to dismiss the complaint for failure to state a cause of action, for failure to join certain necessary parties, and for lack of a justiciable controversy. In a decision and order dated February 27, 2009, Supreme Court, Albany County, granted the motion to dismiss the complaint, finding no violation of either
Article VII, (section) 7, or Article VII, (section) 8. The court concluded that the challenged appropriations were valid expenditures for public purposes and not "gifts" prohibited under Article VII, (section) 8. The court also rejected the appellant's challenge to the reference in the budget to a memorandum of understanding, relying on that Court's holding in Saxton v. Carey, 44 N.Y.2d 545 (1978), that the degree of itemization required under Article VII, (section) 7 is to be determined by the Legislature, not the courts.


The plaintiffs have perfected an appeal of the dismissal of their complaint. Opposing briefs are due in March 2010.


METROPOLITAN TRANSPORTATION AUTHORITY. In Hampton Transportation Ventures, Inc. et al. v. Silver et al., plaintiffs challenge the constitutionality of 2009 Laws of New York chapter 29, which imposed certain taxes and fees, including a regional payroll tax, in the Metropolitan Commuter Transportation District, the revenue from which is directed to the Metropolitan Transportation Authority. Plaintiffs seek a judgment declaring that enactment of chapter 29 violated State constitutional provisions relating to the need for a home rule message, supermajority requirements for enactment of special or local laws, single purpose appropriation bills, and liability for the debts of public authorities. Plaintiffs also seek a judgment declaring that enactment of chapter 29 violated provisions of the Public Authority Law (section) 1266 requiring that the Metropolitan Transportation Authority be self-sustaining.
SCHOOL AID. In Becker et al. v. Paterson et al., plaintiffs seek a judgment declaring that the Governor's determination to delay payment of school aid due by statute on December 15, 2009, violated State constitutional provisions related to, among other things, the separation of powers doctrine. Since the commencement of the suit, the moneys at issue have been released. Following a February 3, 2010 conference with the court to discuss the status of the case, plaintiffs amended their complaint to reflect late payment of the moneys at issue. Under the schedule set by the court, defendants were scheduled to answer the amended complaint on February 18, 2010. The plaintiffs will have until March 5, 2010 to move for summary judgment and the defendants will have until April 15, 2010 to cross move or reply. The plaintiffs will then have until May 7, 2010 to reply and defendants will have until May 21, 2010 to sur-reply.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - PART II




                                                                                             PAGE
Part II...................................................................................    II-1
  Management of the Funds.................................................................    II-1
   Board Members..........................................................................    II-6
  Purchase and Redemption of Shares.......................................................   II-10
   Purchases..............................................................................   II-11
   Redemptions............................................................................   II-16
  Distribution and Service Agreements and Plans...........................................   II-24
  Investments.............................................................................   II-30
   General Investment Practices and Techniques............................................   II-30
  Portfolio Transactions..................................................................   II-31
  Portfolio Holdings Information..........................................................   II-33
  Net Asset Value.........................................................................   II-34
  Proxy Voting Guidelines.................................................................   II-37
  Miscellaneous...........................................................................   II-38
  Ratings Of Investments..................................................................   II-38
  Part II: Appendix II-A - Board Members and Officers.....................................   II-44
  Part II: Appendix II-B - Portfolio Management Compensation..............................   II-49
  Part II: Appendix II-C - Fee Rates of Service Providers.................................   II-55
  Part II: Appendix II-D - Financial Services Firms' Compensation.........................   II-68
  Part II: Appendix II-E - Firms With Which Deutsche Asset Management Has Revenue Sharing    II-72
  Arrangements
  Part II: Appendix II-F - Class A Sales Charge Schedule..................................   II-75
  Part II: Appendix II-G - Investment Practices and Techniques............................   II-77
  Part II: Appendix II-H - Taxes..........................................................  II-126
  Part II: Appendix II-I - Proxy Voting Guidelines........................................  II-142

PART II

Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term "fund" applies to all funds in the DWS funds complex.



MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR. DIMA, with headquarters at 345 Park Avenue, New York, New York, is the investment advisor for each fund. Under the oversight of the Board, DIMA on behalf of a fund makes the investment decisions, buys and sells securities and conducts research that leads to these purchase and sale decisions. DIMA manages the fund's daily investment and business affairs subject to the policies established by the Board. DIMA and its predecessors have more than 80 years of experience managing mutual funds.


DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, a multi-national financial services company with limited liability organized under the laws of the Federal Republic of Germany. As a result, DIMA, which is part of DeAM, is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company.


DIMA provides investment advisory services to many individuals and institutions, including insurance companies, corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end registered investment companies.


DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.


In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.


Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.


DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.


Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.


From time to time, DIMA, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.


CONSULTANTS. DWS Health Care Fund and DWS Health Care VIP: Thomas E. Bucher, CFA provides consulting services to DIMA in connection with the investment management services it provides to the fund. Mr. Bucher is employed by Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany. Deutsche Asset Management International GmbH is an investment advisor registered with the U.S. Securities and Exchange Commission. Deutsche Asset Management International GmbH is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


TERMS OF THE INVESTMENT MANAGEMENT AGREEMENTS. Pursuant to the Investment Management Agreements, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund's policies as stated in its prospectus and SAI, or as adopted by a fund's Board. DIMA will also monitor, to the extent not monitored by a fund's administrator or other agent, a fund's compliance with its investment and tax guidelines and other compliance policies.


DIMA provides assistance to a fund's Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.


Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund's Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund's share of payroll taxes, who are affiliated persons of DIMA.


The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund's custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund's business.


DWS S&P 500 Plus Fund pays DIMA a single fee (Unitary Fee) under the Investment Management Agreement and Unitary Fee Agreement (UFA) that covers not only DIMA's investment management services, but also all of the fund's day-to-day expenses in the ordinary course of business, except as noted below. DIMA is responsible under the UFA for the payment of all of the fund's day-to-day operating expenses other than distribution fees and expenses (i.e., sales charges and 12b-1 fees), brokerage and other portfolio trading expenses and taxes, as well as extraordinary expenses, as determined by the Board. DIMA will pay, among other expenses, the fees of the fund's custodian, administrator, transfer agent and other service providers to the fund.

For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund's operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Registrant's federal, state and local tax returns; preparing and filing the Registrant's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant's operating budget; processing the payment of the Registrant's bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.


On behalf of Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions. Pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.


The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a sub-advisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund's shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice.


The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.


Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day's net assets and then aggregated for a particular month. For Money Market Portfolio, a series of Cash Account Trust, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund, except for DWS S&P 500 Plus Fund, is set forth in PART II - APPENDIX II-C.


Under the Investment Management Agreement between DWS S&P 500 Plus Fund and DIMA, a fund pays DIMA a Unitary Fee calculated daily and payable monthly equal to a base fee rate that beginning January 1, 2010 will be adjusted based upon the performance of a fund relative to a benchmark as further described in PART II - APPENDIX II-C.


The management fee or Unitary Fee is payable monthly, provided that a fund will make such interim payments as may be requested by DIMA not to exceed 75% of the amount of the fee then accrued on the books of a fund and unpaid.


Under a separate agreement between Deutsche Bank AG and the funds, Deutsche Bank AG has granted a license to the funds to utilize the trademark "DWS."

SUB-ADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-ADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Advisor serves as a sub-advisor to a fund pursuant to the terms of a sub-advisor agreement between it and DIMA (Sub-Advisory Agreement).


Deutsche Asset Management International GmbH (DeAMi), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, serves as a Sub-Advisor of all or a portion of the assets of certain funds. DeAMi is an investment advisor registered with the SEC and is an affiliate of DIMA and a subsidiary of Deutsche Bank AG.


Dreman Value Management, L.L.C. (Dreman), 520 East Cooper Avenue Suite 230-4, Aspen, Colorado 81611, serves as a Sub-Advisor of all the assets of certain funds. Dreman was formed in April 1977 and is an investment advisor registered with the SEC. DVM is controlled by David Dreman.


Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, IL 60603, serves as a Sub-Advisor of all the assets of certain funds. NTI is a national banking association and an investment advisor registered under the 1940 Act. NTI is a subsidiary of The Northern Trust Company (TNTC). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.


RREEF America L.L.C. (RREEF), 875 North Michigan Avenue, 41st Floor, Chicago, Illinois 60611, serves as a Sub-Advisor of all or a portion of the assets of certain funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.


Aberdeen Asset Management Inc. (AAMI), 1735 Market Street, Philadelphia, PA 19103, serves as a Sub-Advisor of a portion of the assets for DWS Lifecycle Long Range Fund. AAMI is an investment advisor registered with the SEC. AAMI is a direct wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI provides a full range of international investment advisory services to institutional and retail clients.


Turner Investment Partners, Inc. (Turner), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as a Sub-Advisor to DWS Turner Mid Cap VIP. Turner is an investment advisor registered with the SEC and is controlled by Robert E. Turner and Mark D. Turner.


TERMS OF THE SUB-ADVISORY AGREEMENTS. Pursuant to the terms of the applicable Sub-Advisory Agreement, a Sub-Advisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Sub-Advisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Advisory Agreement, a Sub-Advisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.


Each Sub-Advisory Agreement provides that the Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the Sub-Advisory Agreement.


A Sub-Advisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Investment Management Agreement.


Under the Sub-Advisory Agreements between DIMA and the Sub-Advisors, DIMA, not the fund, pays each Sub-Advisor a sub-advisory fee based on the percentage of the assets overseen by the Sub-Advisor or based on a percentage of the fee received by DIMA from a fund.

The Sub-Advisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Sub-Advisor. No fund is responsible for paying the Sub-Advisor.


SUB-SUBADVISORS (APPLICABLE ONLY TO THOSE FUNDS THAT HAVE SUB-SUBADVISORY ARRANGEMENTS AS DESCRIBED IN PART I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of a sub-subadvisor agreement between it and the Sub-Advisor (Sub-Subadvisory Agreement).


RREEF Global Advisors Limited (RGAL), 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, serve as Sub-Subadvisor to a fund. RGAL is an investment advisor registered with the SEC. In addition, RGAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Asset Management (Hong Kong) Limited (DeAM Hong Kong), 48/F Cheung Kong Center, 2 Queen's Road Central, Hong Kong, China, serve as Sub-Subadvisors to a fund. DeAM Hong Kong is an investment advisor registered with the SEC. In addition, DeAM Hong Kong is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


Deutsche Investments Australia Limited (DIAL), Level 16, 126 Phillip Street, Sydney NSW 200, Australia, serve as Sub-Subadvisors to a fund. DIAL is an investment advisor registered with the SEC. In addition, DIAL is an affiliate of DIMA and indirect, wholly owned subsidiaries of Deutsche Bank AG.


TERMS OF THE SUB-SUBADVISORY AGREEMENT. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Sub-Advisor, the Sub-Subadvisors provide investment management services with respect to a fund's assets related to specific foreign markets and provides such investment advice, research and assistance as the Sub-Advisor may, from time to time, reasonably request. The Sub-Advisor allocates, and reallocates as it deems appropriate, each of a fund's assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund's assets.


Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.


A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days' written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund's Sub-Advisory Agreement.


Under the Sub-Subadvisory Agreements, the Sub-Advisor, not a fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the Sub-Advisor from DIMA. The Sub-Subadvisor fee is paid directly by the Sub-Advisor at specific rates negotiated between the Sub-Advisor and the Sub-Subadvisor. No fund is responsible for paying the Sub-Subadvisor.


AGREEMENT TO INDEMNIFY INDEPENDENT BOARD MEMBERS FOR CERTAIN EXPENSES. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS funds (Affected Funds), DIMA has agreed to indemnify and hold harmless the Affected Funds (Fund Indemnification Agreement) against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA (Enforcement Actions) or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties (Private Litigation), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify certain (or, with respect to certain Affected Funds, all) of the Independent Board Members of the Affected Funds, against certain liabilities the Independent Board Members may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Board Members in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Independent Board Members ultimately would not be entitled to indemnification or (2) for any liability of the Independent Board Members or their shareholders to which the Independent Board Member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Board Member's duties as a director or trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Board Members or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by DIMA will survive the termination of the Investment Management Agreements between DIMA and the Affected Funds.


BOARD MEMBERS

BOARD MEMBERS AND OFFICERS' IDENTIFICATION AND BACKGROUND. The identification and background of the Board Members and Officers of the Registrant are set forth in PART II - APPENDIX II-A.


BOARD COMMITTEES AND COMPENSATION. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in PART I - APPENDIX I-B AND PART I - APPENDIX II-C.


ADMINISTRATOR, FUND ACCOUNTING AGENT, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT, AND CUSTODIAN


ADMINISTRATOR. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund. DIMA serves as a fund's administrator pursuant to an Administrative Services Agreement.

For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in PART II - APPENDIX II-C. For all funds except Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, the Administrator will pay Accounting Agency fees out of the Administrative Services fee.


Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund's records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund's operating expense budgets; reviews and processes a fund's bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.


The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.

Pursuant to the Advisor's procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures.


FUND ACCOUNTING AGENT. For Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund, DIFA, One Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIFA receives a fee at the rate set forth in PART II - APPENDIX II-C.


Pursuant to an agreement between DIFA and SSB, DIFA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement. The costs and expenses of such delegation are borne by DIFA, not by a fund.


TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. DISC, 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, is each fund's transfer agent, dividend-paying agent and shareholder service agent pursuant to the Transfer Agency and Services Agreement. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. (DST), DISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DISC, not by a fund. For its services under the Transfer Agency and Services Agreement, DISC receives a fee at the rate set forth in PART II - APPENDIX II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.


CUSTODIAN. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund's portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.

In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account. To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in PART I - APPENDIX I-H.


The Custodian's fee may be reduced by certain earnings credits in favor of a fund.


FUND LEGAL COUNSEL. Provides legal services to the funds.


BOARD LEGAL COUNSEL. Serves as legal counsel to the Independent Board Members.


PRINCIPAL UNDERWRITER AND DISTRIBUTION AGREEMENT. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DIDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year to year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.


The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a series by series and class by class basis.


Under the Distribution Agreement, DIDI uses reasonable efforts to sell shares of a fund and and may appoint various financial services firms to sell shares of a fund. DIDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DIDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DIDI also pays for supplementary sales literature and advertising costs. DIDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund's shares. DIDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DIDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


SHAREHOLDER AND ADMINISTRATIVE SERVICES. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DIDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DIDI upon 60 days' notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a "majority of the outstanding voting securities" of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.


Under the Services Agreement, DIDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DIDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.


DIDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DIDI to provide such services and DIDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).


DIDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DIDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DIDI.


REGULATORY MATTERS AND LEGAL PROCEEDINGS. On December 21, 2006, Deutsche Asset Management (DeAM) settled proceedings with the Securities and Exchange Commission (SEC) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (DAMI) and DIMA, the investment advisors to many of the DWS Investments funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.


The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.


Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS funds continue to be independent of DeAM; the Chairmen of the DWS funds' Boards of Trustees continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.


DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.


On September 28, 2006, the SEC and the National Association of Securities Dealers (NASD) (now known as the Financial Industry Regulatory Authority, or FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. (DIMA), Deutsche Asset Management, Inc. (DAMI) and DWS Scudder Distributors, Inc. (now known as DWS Investments Distributors, Inc. ("DIDI")) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the DWS funds' (now known as the DWS Investments Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DIDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker dealer firms with whom it had arrangements to market and distribute DWS fund shares. These directed brokerage practices were discontinued in October 2003.


Under the terms of the settlements, in which DIMA, DAMI and DIDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DIDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker dealers who sold fund shares.


As part of the settlements, DIMA, DAMI and DIDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.


Additional information announced by DeAM regarding the terms of the settlements is available at www.dws investments.com/regulatory_settlements.


The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.


Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.


CODES OF ETHICS. Each fund, the Advisor, a fund's principal underwriter and, if applicable, a fund's sub-advisor (and sub-subadvisor) have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's or sub-advisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.



PURCHASE AND REDEMPTION OF SHARES

GENERAL INFORMATION. Policies and procedures affecting transactions in a fund's shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.


The Board and DIDI each may suspend (in whole or in part) or terminate the offering of shares of a fund at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, the Board or DIDI potentially may permit certain persons (for example, persons who are already shareholders the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.


Orders will be confirmed at a price based on the net asset value of a fund next determined after receipt in good order by DIDI of the order accompanied by payment in the case of a purchase order. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).


USE OF FINANCIAL SERVICES FIRMS. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund's shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DIDI, may receive compensation from a fund through the Shareholder Service Agent for these services.


A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DIDI (financial institutions), to accept purchase and redemption orders for a fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund's net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.


TAX-SHELTERED RETIREMENT PLANS. The Shareholder Service Agent and DIDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


o Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (SIMPLE), Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.


o Prototype money purchase pension and profit-sharing plans may be adopted by employers.


Materials describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. DIDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedules #1 and #2 as set forth in
PART II - APPENDIX II-D. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult their own tax advisors before establishing a retirement plan.


PURCHASES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares.


PURCHASE OF CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F.


CLASS A SHARES REDUCED SALES CHARGES

QUANTITY DISCOUNTS. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DIDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.


COMBINED PURCHASES. A fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS funds that bear a sales charge.

CUMULATIVE DISCOUNT. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).


LETTER OF INTENT. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the "DWS Sales Charge and Dealer Commission Schedule" set forth in PART II - APPENDIX II-F, also apply to the aggregate amount of purchases of Class A shares of DWS funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DIDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.


RETIREMENT PLANS ON FLEX SYSTEM. For purposes of the Combined Purchases, Cumulative Discount and Letter of Intent features described above, employer-sponsored employee benefit plans using the Flex subaccount record keeping system available through ExpertPlan under an alliance with DIDI and its affiliates may include: (a) Money Market funds as "DWS funds," (b) all classes of shares of any DWS fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


CLASS A NAV SALES. Class A shares may be sold at net asset value without a sales charge to:


(1)    a current or former director or trustee of Deutsche or DWS mutual funds;



(2) an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;


(3) certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DIDI, for themselves or immediate members of their families;


(4) any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);


(5) persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;


(6) selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients pursuant to an agreement with DIDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;


(7) unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;


(8) through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DIDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;


(9) employer-sponsored employee benefit plans using the Flex subaccount recordkeeping system (Flex Plans) made available through ExpertPlan under an alliance with DIDI and its affiliates, established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;


(10) investors investing $1 million or more ($250,000 or more for DWS Alternative Asset Allocation Plus Fund, DWS California Tax-Free Income Fund, DWS Disciplined Market Neutral Fund, DWS Floating Rate Plus Fund, DWS Global Thematic Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Large Cap Value Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Short-Term Municipal Bond Fund, DWS Short Duration Plus Fund, DWS Strategic High Yield Tax-Free Fund, DWS Select Alternative Allocation Fund, DWS Strategic Government Securities Fund and DWS Strategic Income
       Fund), either as a lump sum or through the Combined Purchases, Letter of Intent and Cumulative Discount features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;


(11) defined contribution investment only plans with a minimum of $1 million in plan assets regardless of the amount allocated to the DWS funds;


In addition, Class A shares may be sold at net asset value without a sales charge in connection with:


(12) the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DIDI and consistent with regulatory requirements;

(13) a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates into a DWS Investments IRA;


(14)   reinvestment of fund dividends and distributions; and


(15) exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in a fund.


Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DIDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DIDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.


PURCHASE OF CLASS B SHARES. Class B shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares are subject to a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below). Class B shares automatically convert to Class A shares after six years.


As described in the prospectus, effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends or other distributions.


PURCHASE OF CLASS C SHARES. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-F, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


PURCHASE OF CLASS R SHARES. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to Rule 12b-1 fees, as described in the relevant prospectus (see DWS Sales Charge and Dealer Commission Schedule set forth in PART II - APPENDIX II-H, and the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).


The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.

PURCHASE OF INSTITUTIONAL CLASS SHARES. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled "Buying and Selling Shares" in a fund's prospectus.


Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.


PURCHASE OF CLASS S. Class S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with a fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.


MULTI-CLASS SUITABILITY FOR CLASSES A, B AND C. DIDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system (System) maintained for DWS Investments-branded plans on record keeping systems made available through ExpertPlan under an alliance between ExpertPlan and DIDI and its affiliates (DWS Investments Flex Plans). The foregoing Class C order limit of $500,000 or more is $250,000 or more for the certain funds, see the relevant prospectus for additional information.


The following provisions apply to DWS Investments Flex Plans.


(1) Class B Share DWS Investments Flex Plans. Class B shares have not been sold to DWS Investments Flex Plans that were established on the System after October 1, 2003. Orders to purchase Class B shares for a DWS Investments Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


(2) Class C Share DWS Investments Flex Plans. Orders to purchase Class C shares for a DWS Investments Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.


The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.


PURCHASE PRIVILEGES FOR DWS AFFILIATED INDIVIDUALS. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a sub-adviser to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.


MONEY MARKET FUNDS. Shares of a fund are sold at net asset value (normally, $1.00) directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.


VARIABLE INSURANCE FUNDS. Shares of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Fund are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.


PURCHASES IN-KIND. This section is applicable only to the following funds: DWS High Income Plus Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth Fund, DWS Equity 500 Index VIP and DWS Small Cap Index VIP. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under "Net Asset Value" as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

REDEMPTIONS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares.


A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DIDI, which firms must promptly submit orders to be effective.


Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


WIRES. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.


CONTINGENT DEFERRED SALES CHARGE (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable), Class B and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because the redemption was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after the first day of March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DIDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.


The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:


(1) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;


(2) redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. (or ExpertPlan for Flex Plans) under an alliance between ADP, Inc. (or ExpertPlan for Flex Plans) and DIDI and its affiliates;


(3) redemption of shares of a shareholder (including a registered joint owner) who has died;


(4) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);


(5) redemptions under a fund's Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;


(6) redemptions of shares whose dealer of record at the time of the investment notifies DIDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(7) redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.


The Class B CDSC will be waived for the circumstances set forth in items (3),
(4), (5) and (7) above for Class A shares. In addition, this CDSC will be waived:


(a) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;


(b) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Investments IRA accounts); and


(c) in connection with the following redemptions of shares held by employer-sponsored employee benefit plans maintained on the subaccount record keeping system made available by ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in a fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct "roll over" distributions from a Flex Plan into a DWS Investments IRA under the Class A net asset value purchase privilege.


The Class C CDSC will be waived for the circumstances set forth in items (2),
(3), (4), (5) and (7) above for Class A shares and for the circumstances set forth in items (a) and (b) above for Class B shares. In addition, this CDSC will be waived for:


(i) redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(ii) redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.


REDEMPTIONS IN-KIND. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a fund and valued as they are for purposes of computing a fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: Money Market Portfolio and Government & Agency Securities Portfolio, each a series of Cash Account Trust; Cash Reserves Fund Institutional, a series of DWS Institutional Funds; DWS Money Market Series, a series of DWS Money Market Trust; and Treasury Portfolio, a series of Investors Cash Trust.


CHECKWRITING FOR CLASS A, B AND C SHARES (applicable to DWS Short Duration Plus Fund, DWS Intermediate Tax/AMT Free Fund and DWS Massachusetts Tax-Free Fund
only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax/AMT Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Plus Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund's book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street

Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.


MONEY MARKET FUNDS ONLY

The following sections relate to Money Market Funds (except DWS Cash Investment Trust Class A, B and C Shares of DWS Money Market Prime Series.


REDEMPTION BY CHECK/ACH DEBIT DISCLOSURE. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within 14 days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.


IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ACH DEBIT ENTRY TRANSACTIONS please telephone (800-621-1048 but for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313) or write (DWS Investments Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than 60 days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the

Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.


Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three
(3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.


In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund's agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or
(iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund's liability shall not exceed the amount of the transfer in question.


A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a fund written permission.


The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.


REDEMPTIONS BY DRAFT. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.


Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund's books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.

A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.


SPECIAL REDEMPTION FEATURES. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.


EXCHANGES

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares.


GENERAL. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. If you exchange shares that have a CDSC, the CDSC is not imposed on the exchange; however, the later redemption of the acquired shares would be subject to the CDSC schedule of the acquired fund (which, for Class A shares only, may differ from the schedule for a fund you are exchanging out of), based on original cost and purchase date of the shares you exchanged out of.


Shareholders who exchange their shares out of a DWS money market fund into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or by exchange from Class A shares of another DWS fund).


Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: www.dws-investments.com or call 800-621-1048 (for Class S shares use 800-728-3337 and for Institutional class shares use 800-730-1313).


Shareholders must obtain prospectus(es) of the DWS fund they are exchanging into from dealers, other firms or DIDI.


MULTI-CLASS CONVERSIONS. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's fund account will be converted to Class A shares on a pro rata basis.


EXCHANGES INVOLVING INSTITUTIONAL SHARES. The following persons may, subject to certain limitations, exchange the DWS Money Market Fund shares of DWS Money Market Prime Series, for shares of the institutional class of other DWS funds, and may exchange shares of the institutional class of other DWS funds for DWS Money Market Fund shares: (1) a current or former director or trustee of the Deutsche or DWS mutual funds; and (2) an employee, the employee's spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of a fund.


CLASS A TO CLASS S IN THE SAME FUND EXCHANGE PRIVILEGE: Investors who have invested in Class A shares through a comprehensive or "wrap" fee program, or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser may become eligible to invest in Class S shares. Subject to the discretion of DWS Investments Distributors, Inc., such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charge or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature.


COMPENSATION OF FINANCIAL INTERMEDIARIES

INCENTIVE PLAN FOR DWS INVESTMENTS DISTRIBUTORS PERSONNEL. DIDI has adopted an Incentive Plan (Plan) covering wholesalers that are regional vice presidents (DWS Investments Wholesalers). Generally, DWS Investments Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with an annual outperformance award potential, based on achieving certain sales and other performance metrics. Under the Plan, DWS Investments Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of four product tiers - Tier I: cornerstone or capital market compass funds; Tier II: core or baseline funds; Tier III: non-core funds; and Tier IV: index or passive funds - taking into consideration, among other things, the following criteria, where applicable:


o a fund's consistency with DWS Investments' branding and long-term strategy


o     a fund's competitive performance


o     a fund's Morningstar rating


o The length of time a fund's Portfolio Managers have managed a fund/Strategy


o     Market size for the fund tier


o     a fund's size, including sales and redemptions of a fund's shares


This information and other factors are presented to a senior management committee comprised of representatives from various groups within DWS Investments, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund's placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted quarterly to the DWS funds' Web site at www.dws-investments.com/EN/ wholesaler-compensation.jsp, approximately one month after the end of each quarter. DWS Investments Wholesalers receive the highest compensation for Tier I funds, successively less for Tier II (within which there are two payout sub-tiers) and Tier III funds, and the lowest for Tier IV funds. The level of compensation among these product tiers may differ significantly.


In the normal course of business, DWS Investments will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.


The prospect of receiving, or the receipt of, additional compensation by a DWS Investments Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers over funds in lower payout tiers. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Investments Compliance Department monitors DWS Investments Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product tier of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.


FINANCIAL SERVICES FIRMS' COMPENSATION. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in PART II - APPENDIX II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described in PART II - APPENDIX II-D.


COMPENSATION FOR RECORDKEEPING SERVICES. Certain financial institutions, including affiliates of DIDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).


COMPENSATION FOR RECORDKEEPING SERVICES: VARIABLE INSURANCE FUNDS. Technically, the shareholders of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.


A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the "Other Expenses" category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).


FINANCIAL INTERMEDIARY SUPPORT PAYMENTS. In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial advisors) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).


The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial advisors in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.



The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from 0.01% up to 0.26% of assets of a fund serviced and maintained by the financial advisor, 0.05% to 0.25% of sales of a fund attributable to the financial advisor, a flat fee of $4,000 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of a fund or of any particular share class of a fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of a fund.



The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. or ExpertPlan, Inc. on the DWS Investments branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.


As of the date hereof, each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in PART II - APPENDIX II-E will receive revenue sharing payments at different points during the coming year as described above.


The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.


The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.


It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


DIVIDENDS (FOR ALL FUNDS EXCEPT MONEY FUNDS). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which includes any excess of net realized short-term capital gains over net realized long-term capital losses and net tax-exempt income, if any; and (ii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will generally be treated for federal income tax purposes as having received their share of such gains, but will then be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.



A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus).


Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code. Both types of distributions will be made in shares of a fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.


Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.


Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and C shares than for other share classes primarily as a result of the distribution services fee applicable to Class B and C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.


Income dividends and capital gain dividends (see Taxation of US Shareholders - Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, in writing, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.


A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Code.

DIVIDENDS (MONEY FUNDS). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value on the last business day of the month. A fund will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


Distributions of a fund's pro rata share of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.


If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that such policy not be applied to the shareholder's account.


Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.



DISTRIBUTION AND SERVICE AGREEMENTS AND PLANS

I. RETAIL FUNDS

A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.


RULE 12B-1 PLANS. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) on behalf of their Class A, B, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DIDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class B shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund's Class B shares were to decline (resulting in lower expenditures by DIDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DIDI could exceed DIDI's expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DIDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DIDI related to an investment in Class B shares in year 1, while the Rule 12b-1 fee to DIDI related to that investment may accrue during year 1 through year 6 prior to conversion of the Class B shares investment to Class A shares). Under these or other circumstances where DIDI's expenses are less than the Rule 12b-1 fees, DIDI will retain its full fees and make a profit.


CLASS B, CLASS C AND CLASS R SHARES

FEES FOR DISTRIBUTION SERVICES. For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class B shares. DIDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DIDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DIDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund. Under the Distribution Agreement, DIDI also receives any contingent deferred sales charges paid with respect to Class C shares.


For its services under the Distribution Agreement, DIDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DIDI currently pays firms for sales of Class R shares a distribution fee, payable quarterly, at an annual rate of

0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DIDI or the applicable fund.


CLASS A, CLASS B, CLASS C AND CLASS R SHARES

FEES FOR SHAREHOLDER SERVICES. For its services under the Services Agreement, DIDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares of a fund, as applicable.


With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, generally commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm.


Firms to which service fees may be paid include affiliates of DIDI. In addition DIDI may, from time to time, pay certain firms from it own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.


DIDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DIDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DIDI) listed on a fund's records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DIDI at the annual rate of 0.25% on all fund assets in the future.


II. MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES, WHICH ARE ADDRESSED UNDER RETAIL FUNDS ABOVE)


RULE 12B-1 PLANS. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1
Plan) that provides for fees payable as an expense of the class that are used by DIDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund's Services Agreement with DIDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DIDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.


The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DIDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.


If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DIDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DIDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DIDI for its expenses incurred. On the other hand, under certain circumstances, DIDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.


DISTRIBUTION AND SHAREHOLDER SERVICES

Service Shares - Cash Account Trust. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


Premier Shares - Tax-Exempt California Money Market Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Premier Shares class of the Tax-Exempt California Money Market Fund, a distribution services fee, payable monthly, at an annual rate of 0.33% of average daily net assets of the Premier Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


Tax-Exempt New York Money Market Fund - NY Tax Free Money Fund. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money fund, a series of DWS Advisor funds, a distribution services fee, payable monthly, at an annual rate of 0.50% of average daily net assets of the Tax-Exempt New York Money Market Fund shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


Premium Reserve Money Market Shares - Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premium Reserve Money Market Shares of the fund. A portion of this administrative service fee (0.10% of the 0.25% fee) is paid pursuant to a Rule 12b-1 Plan. The Premium Money Market Reserve Shares pay the full amount authorized by the Plan as part of its 0.25% administrative service rate. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


Institutional Money Market Shares-Cash Account Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Institutional Money Market Shares of the fund. A portion of this administrative service fee (0.075% of the 0.15% fee) is paid pursuant to a Rule 12b-1 Plan. Currently, the fee is limited to 0.02% but may be increased to the full 0.15% level by the Board. Currently, one-half of the 0.02% administrative service fee rate that is being paid by the Institutional Money Market Shares is paid pursuant to the Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


Premier Money Market Shares - Cash Account Trust and Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Premier Money Market Shares of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Premier Money Market Shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


Davidson Cash Equivalent Shares - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.30% in the case of the Davidson Cash Equivalent Shares and 0.25% in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Davidson Cash Equivalent Shares and 0.25% (currently limited to 0.20%) in the case of the Davidson Cash Equivalent Plus Shares of average daily net assets of those shares of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


Capital Assets Funds - Cash Account Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.33% in the case of the Capital Assets Funds Shares and 0.20% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Services Agreement authorizes a fund to pay DIDI, as an expense of the aforementioned classes, an administrative service fee, payable monthly, at an annual rate of 0.25% in the case of the Capital Assets Funds Shares and 0.10% in the case of the Capital Assets Funds Preferred Shares of average daily net assets of the applicable class of a fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


Managed Shares - Cash Account Trust. The Services Agreement currently authorizes a fund to pay DIDI, as an expense of the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan authorizes the payment of up to 0.25% of average daily net assets of those shares of a fund and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


Institutional Shares - Investors Cash Trust. The Services Agreement authorizes the fund to pay DIDI, as an expense of the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, an administrative service fee, payable monthly, at an annual rate of 0.05% of average daily net assets of the Institutional Shares of the fund, which may be increased to 0.10% in the discretion of the Board. This fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


Tax-Free Investment Class - Cash Account Trust and Investment Class - Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DIDI, as an expense of the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DIDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


Cash Reserve Prime Shares - Cash Reserve Fund, Inc. The Distribution Agreement authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Cash Reserve Prime Shares of the fund. This fee is paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service. The Distribution Agreement also authorizes the fund to pay DIDI, as an expense of the Cash Reserve Prime Shares, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Cash Reserve Prime Shares of the fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


Shareholder Services Plan for Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Advisor Funds. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DIDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm's clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.


The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not "interested persons" of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.

III. DWS VARIABLE SERIES I AND DWS VARIABLE SERIES II

RULE 12B-1 PLAN. Each fund of DWS Variable Series I and DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DIDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.


IV. DWS INVESTMENTS VIT FUNDS

RULE 12B-1 PLAN. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1
(Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B-2 shares. Under the Plan, a fund may make payments to DIDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B-2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B-2 shares. DIDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B-2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B-2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B-2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B-2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B-2 shares of a fund without the approval of the shareholders of such class.



INVESTMENTS

GENERAL INVESTMENT PRACTICES AND TECHNIQUES

PART II - APPENDIX II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage are meant to describe the spectrum of investments that the Advisor (and/or sub-advisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or sub-advisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund's performance.


IT IS POSSIBLE THAT CERTAIN INVESTMENT PRACTICES AND TECHNIQUES MAY NOT BE PERMISSIBLE FOR A FUND BASED ON ITS INVESTMENT RESTRICTIONS, AS DESCRIBED HEREIN, AND IN A FUND'S PROSPECTUS.



PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages a fund's investments, references in this section to the "Advisor" should be read to mean the Subadvisor, except as noted below.


The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.


Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.


It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.


The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.


Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.


The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.


Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a Subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the Subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the Subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.


The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.


The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.


Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund.


The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.


Deutsche Bank AG or one of its affiliates (or in the case of a Subadvisor, the Subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.


PORTFOLIO TURNOVER. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.


Higher levels of activity by a fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a fund's objective.



PORTFOLIO HOLDINGS INFORMATION

In addition to the public disclosure of fund portfolio holdings through required Securities and Exchange Commission (SEC) quarterly filings, each fund may make its portfolio holdings information publicly available on the DWS funds' Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.


Each fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (DeAM), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (Authorized Third Parties).


Prior to any disclosure of a fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.


Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund's holdings could not be derived from such information.


Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Board exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a fund.


DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.



NET ASSET VALUE

APPLICABLE TO FUNDS OTHER THAN MONEY MARKET FUNDS. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays:
New Year's Day (except 2011), Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.


An equity security is valued at its most recent sale price on the security's primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price.


Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.


An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by a fund's Pricing Committee.


The following paragraph applies to: DWS Life Compass Retirement Fund, DWS Life Compass 2015 Fund, DWS Life Compass 2020 Fund, DWS Life Compass 2030 Fund, DWS Life Compass 2040 Fund, DWS Alternative Asset Allocation Plus Fund, DWS Select Alternative Asset Allocation Fund and DWS Alternative Asset Allocation Plus VIP. The net asset value of each Underlying DWS Fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such Underlying DWS Fund. Shares of each Underlying DWS Fund in which the fund may invest are valued at the net asset value per share of each Underlying DWS Fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the Underlying DWS Funds will be calculated and reported to the fund by each Underlying DWS Fund's accounting agent.


The following additional paragraphs apply to: DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio - the DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.


Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.


As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction
(i) the numerator of which is the value of the investor's investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund's interest in the Portfolio as of the Value Time on the following day that net asset value is determined.


Applicable to money market funds other than DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund's prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by a fund's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.


Applicable to the following money market funds (each, a fund): DWS Money Market Series, Cash Management Fund-Institutional, Cash Reserves Fund-Institutional and Prime Series. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio - the Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund's prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund's prospectus. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund's investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund's NAV per share will normally be $1.00.


On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio's portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor's beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor's investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor's investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund's interest in the Portfolio as of the close of the following Valuation Day.


The Board has established procedures reasonably designed to stabilize a fund's NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund's NAV per share calculated based on valuing the fund's investment in the Portfolio and the fund's other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund's investment in the Portfolio and a fund's other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund's net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.


Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Portfolio's Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.



PROXY VOTING GUIDELINES

Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (Policies), and Proxy Voting Guidelines (Guidelines) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund's principal underwriter. The Policies are included in PART II - APPENDIX II-I.


You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.dws-investments.com (click on "proxy voting" at the bottom of the page).

MISCELLANEOUS

A fund's prospectuses and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.



RATINGS OF INVESTMENTS


BONDS AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.


MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM RATINGS

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CON.: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.


NOTE: Moody's applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATINGS

Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.


These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.


AAA: An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.


AA: An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.


A: An issue rated a is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


BAA: An issue rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.


BA: An issue rated ba is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


B: An issue rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


CAA: An issue rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


CA: An issue rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.


C: This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.


NOTE: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications aa through b. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


MOODY'S INVESTORS SERVICE, INC.'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.


PRIME-1 OR P-1: (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:


o     Leading market positions in well established industries.


o     High rates of return on funds employed.


o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.


o Well established access to a range of financial markets and assured sources of alternate liquidity.


PRIME-2 OR P-2: (or supporting institutions) have a strong ability for repayment of short term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


PRIME-3 OR P-3: (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


NOT PRIME: Do not fall within any of the Prime rating categories.

MOODY'S INVESTORS SERVICE, INC.'S MUNICIPAL SHORT-TERM RATINGS

There are four rating categories for state and municipal short-term obligations that define an investment grade situation: MIG 1, MIG 2, MIG 3, and MIG 4 (or VMIG 1, VMIG 2, VMIG 3, and VMIG 4 in the case of an issue having a variable rate demand feature).


MIG 1 OR VMIG 1: Judged to be of the best quality.


MIG 2 OR VMIG 2: Judged to be of the high quality, with margins or protection ample although not as large as in the preceding group.


MIG 3 OR VMIG 3: Judged to be of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


MIG4 OR VMIG 4: Judged to be of adequate quality.


SG: Denotes speculative quality.


STANDARD & POOR'S RATINGS SERVICES LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to meet its financial commitment on the debt is extremely strong.


AA: Debt rated AA has a very strong capacity to meet its financial commitment and differs from the higher rated issues only in small degree.


A: Debt rated A has a strong capacity to meet its financial commitment, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated BBB has an adequate capacity to meet its financial commitment. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to meeting its financial commitment. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less vulnerability to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet its financial commitment.


B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet its financial commitment. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet its financial commitment.


CCC: Debt rated CCC is currently vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitment. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitment.


CC: Debt rated CC is currently high vulnerability to default.


C: Debt rated C is currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.


D: Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


R: Debt rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

NR: Debt may lack a S&P rating because no rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.


STANDARD & POOR'S RATINGS SERVICES SHORT-TERM RATINGS

A-1: This highest category indicates a strong capacity to meet its financial commitment. Those obligors determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.


A-2: Capacity to meet its financial commitment is satisfactory. However, its ability to meet its financial commitment is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.


A-3: Issues carrying this designation have adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment.


B: Obligations are regarded as having significant speculative characteristics. Ratings of `B-1', `B-2' and `B-3' may be assigned to indicate finer distinctions within the `B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B-1: Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-2: An obligation is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.


B-3: An obligation is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: An obligation is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


STANDARD & POOR'S RATINGS SERVICES MUNICIPAL SHORT-TERM RATINGS

SP-1: Reflects a very strong or strong capacity to pay principal and interest. Notes issued with "overwhelming safety characteristics" will be rated "SP-1+".


SP-2: Reflects a satisfactory capacity to pay principal and interest.


SP-3: Reflects a speculative capacity to pay principal and interest.


DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, `AAA/A-1+'). With U.S. municipal short-term demand debt, S&P note rating symbols are used with the short-term issue credit rating symbols (for example, `SP-1+/A-1+').


FITCH INVESTORS SERVICE, INC. LONG-TERM RATINGS


INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.


A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


SPECULATIVE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.


B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.


DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.


PLUS (+) OR MINUS (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.


NR: Indicates that Fitch Rating does not publicly rate the specific issue.


FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

F1: Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.


F2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.


F3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.


B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D: Default. Denotes actual or imminent payment default.


FITCH INVESTORS SERVICE, INC. MUNICIPAL SHORT-TERM RATINGS

The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."


STANDARD & POOR'S DIVIDEND RANKINGS FOR COMMON STOCKS

The investment process involves assessment of various factors - such as product and industry position, corporate resources and financial policy - with results that make some common stocks more highly esteemed than others. In this assessment, Standard & Poor believes that earnings and dividend performance is the end result of the interplay of these factors and that, over the long run, the record of this performance has a considerable bearing on relative quality. The rankings, however, do not pretend to reflect all of the factors, tangible or intangible, that bear on stock quality.

Relative quality of bonds or other debt, that is, degrees of protection for principal and interest, called creditworthiness, cannot be applied to common stocks, and therefore rankings are not to be confused with bond quality ratings which are arrived at by a necessarily different approach.


Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks, which are designed to capsulize the nature of this record in a single symbol. It should be noted, however, that the process also takes into consideration certain adjustments and modifications deemed desirable in establishing such rankings.


The point of departure in arriving at these rankings is a computerized scoring system based on per-share earnings and dividend records of the most recent ten years - a period deemed long enough to measure significant time segments of secular growth, to capture indications of basic change in trend as they develop, and to encompass the full peak-to-peak range of the business cycle. Basic scores are computed for earnings and dividends, then adjusted as indicated by a set of predetermined modifiers for growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final score.


Further, the ranking system makes allowance for the fact that, in general, corporate size imparts certain recognized advantages from an investment standpoint. Conversely, minimum size limits (in terms of corporate sales volume) are set for the various rankings, but the system provides for making exceptions where the score reflects an outstanding earnings-dividend record.


The final score for each stock is measured against a scoring matrix determined by analysis of the scores of a large and representative sample of stocks. The range of scores in the array of this sample has been aligned with the following ladder of rankings:


A+   Highest           B+   Average           C   Lowest
A    High              B    Below Average     D   In Reorganization
A-   Above Average     B-   Lower


NR signifies no ranking because of insufficient data or because the stock is not amenable to the ranking process.


The positions as determined above may be modified in some instances by special considerations, such as natural disasters, massive strikes, and non-recurring accounting adjustments. A ranking is not a forecast of future market price performance, but is basically an appraisal of past performance of earnings and dividends, and relative current standing. These rankings must not be used as market recommendations; a high-score stock may at times be so overpriced as to justify its sale, while a low-score stock may be attractively priced for purchase. Rankings based upon earnings and dividend records are no substitute for complete analysis. They cannot take into account potential effects of management changes, internal company policies not yet fully reflected in the earnings and dividend record, public relations standing, recent competitive shifts, and a host of other factors that may be relevant to investment status and decision.

PART II: APPENDIX II-A - BOARD MEMBERS AND OFFICERS


IDENTIFICATION AND BACKGROUND

The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an "interested person" (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an "Independent Board Member") is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.


INDEPENDENT BOARD MEMBERS


                                                                                                             NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                                FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                     FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                       OVERSEEN
Paul K. Freeman (1950)           Consultant, World Bank/Inter-American Development Bank; Governing                126
Chairperson since 2009, and      Council of the Independent Directors Council (governance, education
Board Member since 1993          committees); formerly: Project Leader, International Institute for Applied
                                 Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group,
                                 Inc. (environmental insurance) (1986-1998)
John W. Ballantine (1946)        Retired; formerly: Executive Vice President and Chief Risk Management            126
Board Member since 1999          Officer, First Chicago NBD Corporation/The First National Bank of
                                 Chicago (1996-1998); Executive Vice President and Head of International
                                 Banking (1995-1996); Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric
                                 (utility company); Stockwell Capital Investments PLC (private equity);
                                 former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                 Bank; Prisma Energy International
Henry P. Becton, Jr. (1943)      Vice Chair and former President, WGBH Educational Foundation;                    126
Board Member since 1990          Directorships: Association of Public Television Stations; Lead Director,
                                 Becton Dickinson and Company/(2)/ (medical technology company); Lead
                                 Director, Belo Corporation/(2)/ (media company); Public Radio
                                 International; Public Radio Exchange (PRX); The PBS Foundation; former
                                 Directorships: Boston Museum of Science; American Public Television;
                                 Concord Academy; New England Aquarium; Mass. Corporation for
                                 Educational Telecommunications; Committee for Economic
                                 Development; Public Broadcasting Service
Dawn-Marie Driscoll (1946)       President, Driscoll Associates (consulting firm); Executive Fellow,              126
Board Member since 1987          Center for Business Ethics, Bentley University; formerly: Partner,
                                 Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
                                 General Counsel, Filene's (1978-1988); Directorships: Trustee of 20
                                 open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                                 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory
                                 Board, Center for Business Ethics, Bentley University; Trustee,
                                 Southwest Florida Community Foundation (charitable organization);
                                 former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                 (governance, executive committees)
Keith R. Fox (1954)              Managing General Partner, Exeter Capital Partners (a series of private           126
Board Member since 1996          investment funds); Directorships: Progressive Holding Corporation
                                 (kitchen goods importer and distributor); Box Top Media Inc.
                                 (advertising); The Kennel Shop (retailer); former Chairman, National
                                 Association of Small Business Investment Companies

                                                                                                           NUMBER OF
NAME, YEAR OF BIRTH, POSITION                                                                              FUNDS IN DWS
WITH THE TRUST/CORPORATION       BUSINESS EXPERIENCE AND                                                   FUND COMPLEX
AND LENGTH OF TIME SERVED/(1)/   DIRECTORSHIPS DURING THE PAST 5 YEARS                                     OVERSEEN
Kenneth C. Froewiss              Adjunct Professor of Finance, NYU Stern School of Business                     126
(1945) Board Member since        (September 2009 - present; Clinical Professor from 1997-September
2001                             2009); Member, Finance Committee, Association for Asian Studies
                                 (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-
                                 present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)
Richard J. Herring               Jacob Safra Professor of International Banking and Professor, Finance          126
(1946) Board Member since        Department, The Wharton School, University of Pennsylvania (since July
1990                             1972); Co-Director, Wharton Financial Institutions Center (since July
                                 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai
                                 Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since
                                 September 2007); formerly: Vice Dean and Director, Wharton
                                 Undergraduate Division (July 1995-June 2000); Director, Lauder Institute
                                 of International Management Studies (July 2000-June 2006)
William McClayton                Private equity investor (since October 2009); previously: Managing             126
(1944) Board Member since        Director, Diamond Management & Technology Consultants, Inc. (global
2004                             consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of
                                 Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP
                                 (accounting) (1966-2001); Trustee, Ravinia Festival
Rebecca W. Rimel (1951)          President and Chief Executive Officer, The Pew Charitable Trusts               126
Board Member since 1995          (charitable organization) (1994 to present); Trustee, Thomas Jefferson
                                 Foundation (charitable organization) (1994 to present); Trustee,
                                 Executive Committee, Philadelphia Chamber of Commerce (2001 to
                                 2007); Trustee, Pro Publica (2007-present) (charitable organization);
                                 Director, CardioNet, Inc./(2)/ (2009-present) (health care); formerly:
                                 Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor
                                 Education (charitable organization) (2004-2005); Director, Viasys Health
                                 Care/(2)/ (January 2007-June 2007)
William N. Searcy, Jr. (1946)    Private investor since October 2003; Trustee of 20 open-end mutual             126
Board Member since 1993          funds managed by Sun Capital Advisers, Inc. (since October 1998);
                                 formerly: Pension & Savings Trust Officer, Sprint Corporation/(2)/
                                 (telecommunications) (November 1989-September 2003)
Jean Gleason Stromberg           Retired; formerly: Consultant (1997-2001); Director, Financial Markets         126
(1943) Board Member since        US Government Accountability Office (1996-1997); Partner, Fulbright &
1997                             Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and
                                 Flora Hewlett Foundation; Business Leadership Council, Wellesley
                                 College; former Directorships: Service Source, Inc., Mutual Fund
                                 Directors Forum (2002-2004), American Bar Retirement Association
                                 (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
Robert H. Wadsworth (1940)       President, Robert H. Wadsworth & Associates, Inc. (consulting firm)            129
Board Member since 1999          (1983 to present); Director, The Phoenix Boys Choir Association

INTERESTED BOARD MEMBER AND OFFICER/(5)/


NAME, YEAR OF BIRTH,
POSITION WITH THE TRUST/                                                                                 NUMBER OF
CORPORATION                                                                                              FUNDS IN DWS
AND LENGTH OF TIME               BUSINESS EXPERIENCE AND                                                 FUND COMPLEX
SERVED/(1)(6)/                   DIRECTORSHIPS DURING THE PAST 5 YEARS                                   OVERSEEN
Ingo Gefeke/(3)/ (1967)          Managing Director/(4)/, Deutsche Asset Management; Global Head of            58
Board Member since 2010          Distribution and Product Management, DWS Global Head of Trading and
Executive Vice President since   Securities Lending. Member of the Board of Directors of DWS
2010                             Investment GmbH Frankfurt (since July 2009) and DWS Holding &
                                 Service GmbH Frankfurt (since January 2010); formerly: Global Chief
                                 Administrative Officer Deutsche Asset Management (2004-2009);
                                 Global Chief Operating Officer, Global Transaction Banking, Deutsche
                                 Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking
                                 Division Americas, Deutsche Bank AG, New York (1999-2001); Central
                                 Management, Global Banking Services, Deutsche Bank AG, Frankfurt
                                 (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo,
                                 Japan (1997-1998)


OFFICERS/(5)/




NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Michael G. Clark/(7)/ (1965)       Managing Director/(4)/, Deutsche Asset Management (2006-present); President of DWS
President, 2006-present            family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                   formerly: Director of Fund Board Relations (2004-2006) and Director of Product
                                   Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                   Operations, Merrill Lynch Asset Management (1999-2000)
John Millette/(8)/ (1962)          Director/(4)/, Deutsche Asset Management
Vice President and Secretary,
1999-present
Paul H. Schubert/(7)/ (1963)       Managing Director/(4)/, Deutsche Asset Management (since July 2004); formerly:
Chief Financial Officer, 2004-     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
present Treasurer, 2005-           Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
present                            Asset Management (1994-1998)
Caroline Pearson/(8)/ (1962)       Managing Director/(4)/, Deutsche Asset Management
Assistant Secretary, 1997-
present Chief Legal Officer,
April 2010-present
Rita Rubin/(9)/ (1970)             Vice President and Counsel, Deutsche Asset Management (since October 2007);
Assistant Secretary, 2009-         formerly, Vice President, Morgan Stanley Investment Management (2004-2007);
present                            Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel,
                                   UBS Global Asset Management (US) Inc. (2001-2004)
Paul Antosca/(8) /(1957)           Director/(4)/, Deutsche Asset Management (since 2006); formerly: Vice President, The
Assistant Treasurer, 2007-         Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
present
Jack Clark /(8)/ (1967)            Director/(4)/, Deutsche Asset Management (since 2007); formerly: Vice President, State
Assistant Treasurer,2007-          Street Corporation (2002-2007)
present
Diane Kenneally/(8)/ (1966)        Director/(4)/, Deutsche Asset Management
Assistant Treasurer,2007-
present
John Caruso/(10)/ (1965)           Managing Director/(4)/, Deutsche Asset Management
Anti-Money Laundering
Compliance Officer, 2010-
present

NAME, YEAR OF BIRTH, POSITION
WITH THE TRUST/CORPORATION         BUSINESS EXPERIENCE AND
AND LENGTH OF TIME SERVED/(6)/     DIRECTORSHIPS DURING THE PAST 5 YEARS
Robert Kloby/(9)/ (1962)           Managing Director/(4)/, Deutsche Asset Management
Chief Compliance Officer,
2006-present



/(1)/ The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

/(2)/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

/(3)/ The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. Mr. Gefeke is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund. Mr. Gefeke is a board member of the following trusts and corporations: Cash Account Trust, DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS Money Funds, DWS State Tax-Free Income Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Dreman Value Income Edge Fund, Inc., DWS Global High Income Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS RREEF World Real Estate & Tactical Strategies Fund, Inc., DWS Strategic Income Trust, and DWS Strategic Municipal Income Trust.

/(4)/    Executive title, not a board directorship.

/(5)/ As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

/(6)/ The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

/(7)/    Address: 345 Park Avenue, New York, New York 10154.

/(8)/    Address: One Beacon Street, Boston, Massachusetts 02108.

/(9)/    Address: 280 Park Avenue, New York, New York 10017.


/(10)/   Address: 60 Wall Street, New York, New York 10005.



Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.


OFFICER'S ROLE WITH PRINCIPAL UNDERWRITER: DWS INVESTMENTS DISTRIBUTORS, INC.



Paul H. Schubert:   Vice President
Caroline Pearson:   Secretary
John Caruso:        AML Compliance Officer




BOARD MEMBER QUALIFICATIONS


The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:


John W. Ballantine - Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of various US and foreign banks.


Henry P. Becton, Jr. - Mr. Becton's professional training and experience as an attorney, his experience as the chief executive officer of a major public media company and his experience as lead director of two NYSE companies, including his service at various times as the chair of the audit, compensation and nominating committees of one or both of such boards.

Dawn-Marie Driscoll - Ms. Dricoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.


Keith R. Fox - Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies.


Paul K. Freeman - Dr. Freeman's professional training and experience as an attorney and an economist, his experience as the founder and chief executive officer of an insurance company, his experience as a senior executive and consultant for various companies focusing on matters relating to risk management and his service on the Independent Directors Council of the Investment Company Institute.


Kenneth C. Froewiss - Dr. Froewiss' professional training and experience as an economist, his experience in finance acquired in various professional positions with governmental and private banking organizations and his experience as a professor of finance at a leading business school.


Ingo Gefeke - Mr. Gefeke's experience as a senior executive in various parts of Deutsche Bank's investment management business and his current service as the chief executive officer of DWS Investments.


Richard J. Herring - Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.


William McClayton - Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.


Rebecca W. Rimel - Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major foundation and her experience as a director of several public companies.


William N. Searcy - Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.


Jean Gleason Stromberg - Ms. Stromberg's professional training and experience as an attorney specializing in federal securities law, her service in a senior position with the Securities and Exchange Commission and her experience as a director and audit committee member of several major non-profit organizations.


Robert H. Wadsworth - Mr. Wadsworth's experience as an owner and chief executive officer of various businesses serving the mutual fund industry, including a registered broker-dealer and a registered transfer agent, and his service as a senior executive officer of several mutual funds.

PART II: APPENDIX II-B - PORTFOLIO MANAGEMENT COMPENSATION


FOR FUNDS ADVISED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. OR ITS AFFILIATES

Each fund is managed by a team of investment professionals who each play an important role in a fund's management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund's prospectus, as of the date of a fund's prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.


COMPENSATION OF PORTFOLIO MANAGERS


Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay, which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG.


Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Variable pay comprises a greater proportion of total compensation as a portfolio manager's seniority and total compensation level increase. The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases. All variable pay delivered via long-term incentive award is subject to clawback.


To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients' risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:




o Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.




o Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.




o Other factors (e.g. teamwork, adherence to compliance rules, risk management and 'living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.



CONFLICTS

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by the Advisor, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security.The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


o The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.



The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund's Board.

FOR FUND ADVISED BY ABERDEEN (AAMI)


COMPENSATION

AAMI's remuneration policy (Policy) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve AAMI's position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio's portfolio managers are as follows:


BASIC SALARY. The salaries of all employees are reviewed annually and are determined by reference to external market research. AAMI's Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. AAMI participates in compensation surveys which provide salary comparisons for a range of employees across AAMI. AAMI also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.


ANNUAL BONUS. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on AAMI's overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by AAMI's Remuneration Committee.


Portfolio managers' bonuses are based on a combination of the investment team's overall performance, the individual's performance and the overall performance of AAMI. In calculating a portfolio manager's bonus, AAMI takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit AAMI. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.


DEFERRED BONUS. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to AAMI's achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.


Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and AAMI.


CONFLICTS

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of a fund. AAMI have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in a fund and other client accounts.


Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o Certain investments may be appropriate for a fund and also for other clients advised by AAMI, including other client accounts managed by a fund's portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of AAMI. In addition, purchases or sales of the same security may be made for two or more clients on the same day.
   In such event, such transactions will be allocated among the clients in a manner believed by AAMI to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of AAMI in the interest of achieving the most favorable net results to a fund and the other clients.


o To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.



o In some cases, an apparent conflict may arise where AAMI have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.


FOR FUNDS ADVISED BY DREMAN


COMPENSATION

Each fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.


The sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor's compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a fund's performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.


Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor's profit sharing, defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadvisor's profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:


Quantitative factors:


(i) Relative ranking of a fund's performance against its peers in the one, three and five year pre-tax investment performance categories. A fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.


(ii) Relative performance of a fund's performance against the pre-determined indices for the product strategy against which the fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund's benchmark index.


(iii) Performance of a fund is measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.


Qualitative factors:


(i) Ability to work well with other members of the investment professional team and mentor junior members;


(ii) Contributions to the organizational overall success with new product strategies; and


(iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.


CONFLICTS


The sub-advisor manages clients' accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the sub-advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The sub-advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client account and trades done for the fund are generally aggregated with trades done for its other client accounts.


The sub-advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.


FOR FUNDS ADVISED BY NORTHERN TRUST (NTI)


COMPENSATION

As of March 31, 2008 the compensation for the index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager's investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the portfolio/funds or the amount of assets held in a fund. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.


CONFLICTS

NTI's portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.


FOR FUND ADVISED BY TURNER


COMPENSATION

Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.


The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.


CONFLICTS

As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Portfolio where not all accounts are able to participate in a desired Initial Public Offering
(IPO), or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

PART II: APPENDIX II-C - FEE RATES OF SERVICE PROVIDERS


FEES PAYABLE TO DIMA FOR INVESTMENT MANAGEMENT SERVICES.

The management fee for each fund is accrued daily and paid monthly, at the annual percentage rate of daily net assets indicated below:


FUND NAME                                       MANAGEMENT FEE RATE
Tax-Free Income Funds
DWS California Tax-Free Income Fund        First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Strategic High Yield Tax-Free Fund     First $300 million 0.565%
                                           Next $200 million 0.515%
                                           Next $500 million 0.490%
                                           Thereafter 0.470%
DWS Intermediate Tax/AMT Free Fund         0.315%
DWS Managed Municipal Bond Fund            First $250 million 0.365%
                                           Next $750 million 0.345%
                                           Next $1.5 billion 0.325%
                                           Next $2.5 billion 0.315%
                                           Next $2.5 billion 0.295%
                                           Next $2.5 billion 0.275%
                                           Next $2.5 billion 0.255%
                                           Thereafter 0.235%
DWS Massachusetts Tax Free Fund            First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS New York Tax-Free Income Fund          First $250 million 0.450%
                                           Next $750 million 0.420%
                                           Next $1.5 billion 0.400%
                                           Next $2.5 billion 0.380%
                                           Next $2.5 billion 0.350%
                                           Next $2.5 billion 0.330%
                                           Next $2.5 billion 0.310%
                                           Thereafter 0.300%
DWS Short-Term Municipal Bond Fund         First $500 million 0.400%
                                           Next $500 million 0.385%
                                           Next $1.0 billion 0.370%
                                           Thereafter 0.355%

FUND NAME                              MANAGEMENT FEE RATE
Taxable Income Funds
DWS Core Fixed Income Fund         First $1.5 billion 0.400%
                                   Next $1.75 billion 0.385%
                                   Next $1.75 billion 0.370%
                                   Thereafter 0.355%
DWS Core Plus Income Fund          First $250 million 0.465%
                                   Next $750 million 0.435%
                                   Next $1.5 billion 0.415%
                                   Next $2.5 billion 0.395%
                                   Next $2.5 billion 0.365%
                                   Next $2.5 billion 0.345%
                                   Next $2.5 billion 0.325%
                                   Thereafter 0.315%
DWS Floating Rate Plus Fund        First $1 billion 0.650%
                                   Next $1.5 billion 0.635%
                                   Next $2.5 billion 0.610%
                                   Next $2.5 billion 0.585%
                                   Next $2.5 billion 0.560%
                                   Thereafter 0.550%
DWS GNMA Fund                      First $5.0 billion 0.315%
                                   Next $1.0 billion 0.300%
                                   Thereafter 0.285%
DWS High Income Fund               First $250 million 0.480%
                                   Next $750 million 0.450%
                                   Next $1.5 billion 0.430%
                                   Next $2.5 billion 0.410%
                                   Next $2.5 billion 0.380%
                                   Next $2.5 billion 0.360%
                                   Next $2.5 billion 0.340%
                                   Thereafter 0.320%
DWS High Income Plus Fund          First $1.0 billion 0.500%
                                   Next $1.5 billion 0.490%
                                   Next $2.5 billion 0.480%
                                   Next $5.0 billion 0.470%
                                   Thereafter 0.460%
DWS Global Inflation Plus Fund     First $1.5 billion 0.400%
                                   Next $500 million 0.375%
                                   Next $1.0 billion 0.360%
                                   Next $1.0 billion 0.345%
                                   Next $1.0 billion 0.330%
                                   Next $1.0 billion 0.315%
                                   Thereafter 0.300%
DWS Short Duration Fund            First $500 million 0.400%
                                   Next $500 million 0.385%
                                   Next $1.0 billion 0.370%
                                   Thereafter 0.355%

FUND NAME                                         MANAGEMENT FEE RATE
DWS Short Duration Plus Fund              First $1.5 billion 0.365%
                                          Next $500 million 0.340%
                                          Next $1.0 billion 0.315%
                                          Next $1.0 billion 0.300%
                                          Next $1.0 billion 0.285%
                                          Next $1.0 billion 0.270%
                                          Thereafter 0.255%
DWS Strategic Income Fund                 First $250 million 0.480%
                                          Next $750 million 0.450%
                                          Next $1.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Next $2.5 billion 0.340%
                                          Thereafter 0.320%
DWS Strategic Government Securities       First $250 million 0.350%
Fund                                      Next $750 million 0.330%
                                          Next $1.5 billion 0.310%
                                          Next $2.5 billion 0.300%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.260%
                                          Next $2.5 billion 0.240%
                                          Thereafter 0.220%
Multi-Category/Asset Allocation Funds
DWS Alternative Asset Allocation Plus        0.200%/(1)/
Fund
DWS Balanced Fund                         First $1.5 billion 0.370%
                                          Next $500 million 0.345%
                                          Next $1.5 billion 0.310%
                                          Next $2.0 billion 0.300%
                                          Next $2.0 billion 0.290%
                                          Next $2.5 billion 0.280%
                                          Next $2.5 billion 0.270%
                                          Thereafter 0.260%
DWS LifeCompass Protect 2017 Fund            0.600%/(2)/
DWS LifeCompass Retirement Fund              0.000%/(1)/
DWS LifeCompass 2015 Fund                    0.000%/(1)/
DWS LifeCompass 2020 Fund                    0.000%/(1)/
DWS LifeCompass 2030 Fund                    0.000%/(1)/
DWS LifeCompass 2040 Fund                    0.000%/(1)/
DWS Lifecycle Long Range Fund             First $250 million 0.600%
                                          Next $750 million 0.575%
                                          Thereafter 0.550%
DWS Select Alternative Allocation             0.00%/(1)/
Fund
DWS Target 2010 Fund                      0.400%
DWS Target 2011 Fund                      0.400%

FUND NAME                                   MANAGEMENT FEE RATE
DWS Target 2012 Fund                    0.400%
DWS Target 2013 Fund                    0.400%
DWS Target 2014 Fund                    0.400%
Value Funds
DWS Enhanced Commodity Strategy         First $500 million 0.950%
Fund                                    Next $500 million 0.900%
                                        Thereafter 0.850%
DWS Disciplined Market Neutral Fund     First $1.0 billion 1.250%
                                        Next $1.0 billion 1.200%
                                        Next $1.0 billion 1.150%
                                        Thereafter 1.100%
DWS Dreman Mid Cap Value Fund           First $250 million 0.750%
                                        Next $250 million 0.720%
                                        Next $2.0 billion 0.700%
                                        Next $1.5 billion 0.680%
                                        Thereafter 0.660%/(3)/
DWS Dreman Small Cap Value Fund         First $250 million 0.750%
                                        Next $750 million 0.720%
                                        Next $1.5 billion 0.700%
                                        Next $2.5 billion 0.680%
                                        Next $2.5 billion 0.650%
                                        Next $2.5 billion 0.640%
                                        Next $2.5 billion 0.630%
                                        Thereafter 0.620%/(3)/
DWS Growth & Income Fund                First $250 million 0.365%
                                        Next $750 million 0.360%
                                        Next $1.5 billion 0.355%
                                        Next $5.0 billion 0.345%
                                        Next $5.0 billion 0.335%
                                        Next $5.0 billion 0.325%
                                        Thereafter 0.300%
DWS Large Cap Value Fund                First $1.5 billion 0.425%
                                        Next $500 million 0.400%
                                        Next $1 billion 0.375%
                                        Next $1 billion 0.350%
                                        Next $1 billion 0.325%
                                        Thereafter 0.300
DWS RREEF Real Estate Securities        First $100 million 0.565%
Fund                                    Next $100 million 0.465%
                                        Next $100 million 0.415%
                                        Thereafter 0.365%
DWS Small Cap Core Fund                 First $500 million 0.665%
                                        Next $500 million 0.615%
                                        Thereafter 0.565%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Strategic Value Fund              First $250 million 0.750%
                                      Next $750 million 0.720%
                                      Next $1.5 billion 0.700%
                                      Next $2.5 billion 0.680%
                                      Next $2.5 billion 0.650%
                                      Next $2.5 billion 0.640%
                                      Next $2.5 billion 0.630%
                                      Thereafter 0.620%/(3)/
Index-Related Funds
DWS EAFE Equity Index Fund            0.250%
DWS Equity 500 Index Fund                0.000%/(4)/
DWS Equity 500 Index Portfolio        0.050%
DWS S&P 500 Index Fund                   0.000%/(4)/
DWS U.S. Bond Index Fund              0.150%
Growth Funds
DWS Blue Chip Fund                    First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
DWS Capital Growth Fund               First $250 million 0.495%
                                      Next $750 million 0.465%
                                      Next $1.5 billion 0.445%
                                      Next $2.5 billion 0.425%
                                      Next $2.5 billion 0.395%
                                      Next $2.5 billion 0.375%
                                      Next $2.5 billion 0.355%
                                      Thereafter 0.335%
DWS Communications Fund               First $100 million 1.000%
                                      Next $100 million 0.900%
                                      Next $100 million 0.850%
                                      Next $200 million 0.800%
                                      Next $500 million 0.730%
                                      Next $500 million 0.680%
                                      Thereafter 0.650%
DWS Disciplined Long/Short Growth     First $1.0 billion 1.00%
Fund                                  Next $1.0 billion 0.950%
                                      Next $1.0 billion 0.900%
                                      Thereafter 0.850%
DWS Gold & Precious Metals Fund       First $500 million 0.835%
                                      Thereafter 0.785%
DWS Health Care Fund                  First $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Large Company Growth Fund         First $1.5 billion 0.615%
                                      Next $500 million 0.565%
                                      Thereafter 0.515%
DWS Mid Cap Growth Fund               First $500 million 0.650%
                                      Next $1 billion 0.600%
                                      Next $2.5 billion 0.550%
                                      Next $2.5 billion 0.540%
                                      Next $2.5 billion 0.530%
                                      Next $2.5 billion 0.520%
                                      Thereafter 0.510%
DWS Small Cap Growth Fund             0.650%
DWS Technology Fund                   First $250 million 0.480%
                                      Next $750 million 0.450%
                                      Next $1.5 billion 0.430%
                                      Next $2.5 billion 0.410%
                                      Next $2.5 billion 0.380%
                                      Next $2.5 billion 0.360%
                                      Next $2.5 billion 0.340%
                                      Thereafter 0.320%
Global Income Funds
DWS Emerging Markets Fixed Income     0.590%
Fund
DWS Global Bond Fund                  0.410%
Global Growth Funds
DWS Climate Change Fund               1.000%
DWS Emerging Markets Equity Fund      First $250 million 1.015%
                                      Next $500 million 0.990%
                                      Thereafter 0.965%
DWS Europe Equity Fund                First $250 million 0.665%
                                      Next $750 million 0.635%
                                      Next $1.5 billion 0.615%
                                      Next $2.5 billion 0.595%
                                      Next $2.5 billion 0.565%
                                      Next $2.5 billion 0.555%
                                      Next $2.5 billion 0.545%
                                      Thereafter 0.535%
DWS Global Small Cap Growth Fund      First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Thereafter 0.815%
DWS Global Thematic Fund              First $500 million 0.915%
                                      Next $500 million 0.865%
                                      Next $500 million 0.815%
                                      Next $500 million 0.765%
                                      Thereafter 0.715%

FUND NAME                                      MANAGEMENT FEE RATE
DWS International Fund                    First $2.5 billion 0.565%
                                          Next $2.5 billion 0.545%
                                          Next $5 billion 0.525%
                                          Next $5 billion 0.515%
                                          Thereafter 0.465%
DWS Diversified International Equity      First $1.5 billion 0.700%
Fund                                      Next $1.75 billion 0.685%
                                          Next $1.75 billion 0.670%
                                          Thereafter 0.655%
DWS International Value Opportunities     First $500 million 0.800%
Fund                                      Next $500 million 0.780%
                                          Next $1.0 billion 0.760%
                                          Thereafter 0.740%
DWS Latin America Equity Fund             First $400 million 1.165%
                                          Thereafter 1.065%
DWS RREEF Global Real Estate              First $500 million 1.000%
Securities Fund                           Next $500 million 0.985%
                                          Next $1 billion 0.960%
                                          Thereafter 0.945%
DWS RREEF Global Infrastructure           0.900%
Fund
Insurance/Annuity Funds
DWS Bond VIP                              First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Capital Growth VIP                    First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Global Opportunities VIP              First $500 million 0.890%
                                          Next $500 million 0.875%
                                          Next $1.0 billion 0.860%
                                          0.845% thereafter
DWS Growth & Income VIP                   First $250 million 0.390%
                                          Next $750 million 0.365%
                                          Thereafter 0.340%
DWS Health Care VIP                       First $250 million 0.665%
                                          Next $750 million 0.640%
                                          Next $1.5 billion 0.615%
                                          Next $2.5 billion 0.595%
                                          Next $2.5 billion 0.565%
                                          Next $2.5 billion 0.555%
                                          Next $2.5 billion 0.545%
                                          Thereafter 0.535%
DWS International VIP                     First $500 million 0.790%
                                          Thereafter 0.640%
DWS Equity 500 Index VIP                  First $1 billion 0.200%
                                          Next $1 billion 0.175%
                                          Thereafter 0.150%

FUND NAME                                     MANAGEMENT FEE RATE
DWS Small Cap Index VIP                   0.350%
DWS Alternative Asset Allocation Plus     0.200%/(5)/
VIP
DWS Balanced VIP                          First $250 million 0.370%
                                          Next $750 million 0.345%
                                          Thereafter 0.310%
DWS Blue Chip VIP                         First $250 million 0.550%
                                          Next $750 million 0.520%
                                          Next $1.5 billion 0.500%
                                          Next $2.5 billion 0.480%
                                          Next $2.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.410%
                                          Thereafter 0.390%
DWS Conservative Allocation VIP           First $500 million 0.065%
                                          Next $500 million 0.055%
                                          Next $500 million 0.045%
                                          Next $1.0 billion 0.035%
                                          Thereafter 0.025%/(1)/
DWS Core Fixed Income VIP                 First $250 million 0.500%
                                          Next $750 million 0.470%
                                          Next $1.5 billion 0.450%
                                          Next $2.5 billion 0.430%
                                          Next $2.5 billion 0.400%
                                          Next $2.5 billion 0.380%
                                          Next $2.5 billion 0.360%
                                          Thereafter 0.340%
DWS Diversified International Equity      First $1.5 billion 0.650%
VIP                                       Next $1.75 billion 0.635%
                                          Next $1.75 billion 0.620%
                                          Thereafter 0.605%
DWS Dreman Small Mid Cap Value VIP        First $250 million 0.650%
                                          Next $750 million 0.620%
                                          Next $1.5 billion 0.600%
                                          Next $2.5 billion 0.580%
                                          Next $2.5 billion 0.550%
                                          Next $2.5 billion 0.540%
                                          Next $2.5 billion 0.530%
                                          Thereafter 0.520%
DWS Global Thematic VIP                   First $250 million 0.915%
                                          Next $500 million 0.865%
                                          Next $750 million 0.815%
                                          Next $1.5 billion 0.765%
                                          Thereafter 0.715%

FUND NAME                                  MANAGEMENT FEE RATE
DWS Government & Agency Securities     First $250 million 0.450%
VIP                                    Next $750 million 0.430%
                                       Next $1.5 billion 0.410%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Next $2.5 billion 0.340%
                                       Thereafter 0.320%
DWS Growth Allocation VIP              First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS High Income VIP                    First $250 million 0.500%
                                       Next $750 million 0.470%
                                       Next $1.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.400%
                                       Next $2.5 billion 0.380%
                                       Next $2.5 billion 0.360%
                                       Thereafter 0.340%
DWS Large Cap Value VIP                First $250 million 0.650%
                                       Next $750 million 0.625%
                                       Next $1.5 billion 0.600%
                                       Next $2.5 billion 0.575%
                                       Next $2.5 billion 0.550%
                                       Next $2.5 billion 0.525%
                                       Next $2.5 billion 0.500%
                                       Thereafter 0.475%
DWS Mid Cap Growth VIP                 First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Moderate Allocation VIP            First $500 million 0.065%
                                       Next $500 million 0.055%
                                       Next $500 million 0.045%
                                       Next $1.0 billion 0.035%
                                       Thereafter 0.025%/(1)/
DWS Money Market VIP                   First $500 million 0.285%
                                       Next $500 million 0.270%
                                       Next $1.0 billion 0.255%
                                       Thereafter 0.240%
DWS Small Cap Growth VIP               First $250 million 0.550%
                                       Next $750 million 0.525%
                                       Thereafter 0.500%

FUND NAME                                      MANAGEMENT FEE RATE
DWS Strategic Income VIP               First $250 million 0.550%
                                       Next $750 million 0.520%
                                       Next $1.5 billion 0.500%
                                       Next $2.5 billion 0.480%
                                       Next $2.5 billion 0.450%
                                       Next $2.5 billion 0.430%
                                       Next $2.5 billion 0.410%
                                       Thereafter 0.390%
DWS Strategic Value VIP                First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Technology VIP                     First $250 million 0.665%
                                       Next $750 million 0.635%
                                       Next $1.5 billion 0.615%
                                       Next $2.5 billion 0.595%
                                       Next $2.5 billion 0.565%
                                       Next $2.5 billion 0.555%
                                       Next $2.5 billion 0.545%
                                       Thereafter 0.535%
DWS Turner Mid Cap Growth VIP          First $250 million 0.715%
                                       Next $250 million 0.700%
                                       Next $500 million 0.685%
                                       Thereafter 0.670%
Money Market Funds
Cash Account Trust - Government &      First $500 million 0.120%
Agency Securities Portfolio            Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Account Trust - Money Market      First $500 million 0.220%
Portfolio                              Next $500 million 0.200%
                                       Next $1.0 billion 0.175%
                                       Next $2.0 billion 0.160%
                                       Thereafter 0.150%/(3)(6)/
Cash Account Trust - Tax- Exempt       First $500 million 0.120%
Portfolio                              Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%/(6)/
Cash Management Fund Institutional     0.00%/(7)/
Cash Management Portfolio              First $3 billion 0.150%
                                       Next $4.5 billion 0.1325%
                                       Thereafter 0.120%

FUND NAME                                     MANAGEMENT FEE RATE
Cash Reserve Fund, Inc. - Prime            0.00%/(7)/
Series
Cash Reserves Fund Institutional           0.00%/(7)/
Central Cash Management Fund              0.00%
DWS Money Market Series                   0.000%/(7)/
DWS Money Market Prime Series          First $215 million 0.400%
                                       Next $335 million 0.275%
                                       Next $250 million 0.200%
                                       Next $800 million 0.150%
                                       Next $800 million 0.140%
                                       Next $800 million 0.130%
                                       Thereafter 0.120%
Investors Cash Trust - Treasury        0.050%
Portfolio
NY Tax Free Money Fund                 0.120%
Tax-Exempt California Money Market     First $500 million 0.120%
Fund                                   Next $500 million 0.100%
                                       Next $1.0 billion 0.075%
                                       Next $1.0 billion 0.060%
                                       Thereafter 0.050%
Tax Free Money Fund Investment         0.150%
Daily Assets Fund Institutional        0.100%


(1) Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which a fund invests.

(2) In the event that the fund's assets are completely and irreversibly allocated to its fixed income component, the management fee rate will decrease to 0.300%

(3) The fund's management fee rate includes administrative services provided by DIMA which are necessary for the Fund's operation as an open-end investment company.

(4) The fund invests substantially all its assets in DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.

(5) The fund currently invests substantially all its assets in other DWS Funds. As a result, shareholders of the fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA, of the underlying DWS Funds in which the fund invests. In the future, the fund may invest some or all of its assets in other securities that are not considered DWS Funds (Other Assets). If the fund's assets were invested in Other Assets, the management fee paid to DIMA would equal the sum of (a) 0.200% of the daily assets invested in DWS Funds and (b) 1.200% of the daily assets invested in Other Assets.

(6) The fund's management fee is computed based on the combined average daily net assets of the Government & Agency Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has agreed to reduce its management fee for Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.

(7) The fund invests substantially all its assets in Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly and for DWS Money Market Series the management fee rate would be as follows: (a) first $1.5 billion 0.165%; (b) next $1.75 billion 0.150%; (c) next $1.75 billion 0.135%; and (d) thereafter 0.120%.



UNITARY FEE. For DWS S&P 500 Plus Fund only, for the period between January 1, 2009 and December 31, 2009, the fund will pay to DIMA a Unitary Fee, calculated each day and payable monthly, equal to an annual rate of 0.50% of the fund's average daily net assets.


Beginning on January 1, 2010, the Unitary Fee will continue to be calculated daily and paid monthly, but will equal an annual rate of 0.50% (Base Fee), adjusted as described below, of the fund's average daily net assets for the previous 365-day period (Performance Period). The Base Fee will be adjusted to as high as 1.00% or as low as zero, depending on how the fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the fund's investment performance equals the Performance Benchmark, then DIMA will earn the Base Fee of 0.50%. If the fund's investment performance falls below the Performance Benchmark, then the Unitary Fee will decrease by the difference between them, but not below zero. If the fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee will increase by the difference between them, but not above 1.00%. In effect, the Unitary Fee after January 1, 2010 will equal the amount by which the investment performance of the Class S shares of the fund exceeds the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. The chart below provides examples of the Unitary Fee that the fund would pay to DIMA assuming various returns on Class S shares:


INVESTMENT PERFORMANCE DURING
PERFORMANCE PERIOD                              UNITARY FEE
Exceeds the S&P 500 Index by 1.00% or more     1.00%
Exceeds the S&P 500 Index by 0.75%             0.75%
Exceeds the S&P 500 Index by 0.50%             0.50%
Exceeds the S&P 500 Index by 0.25%             0.25%
Equals or is less than the S&P 500 Index       0.00%


Therefore, if the fund's Class S investment performance is at or below the S&P 500 Index, the shareholders of the fund will neither pay the Unitary Fee nor bear the fund's day-to-day operating expenses (with the exceptions noted above, such as Rule 12b-1 fees). To the extent Class A, Class B, Class C and Class R shares of the fund have higher expenses than Class S shares, using Class S shares as the measuring class for purposes of calculating the performance adjustment to the Unitary Fee could result in Class A, Class B, Class C and Class R shares bearing a larger positive performance adjustment and a smaller negative performance adjustment than would be the case if each such class's own performance were considered.


FEE PAYABLE TO DIMA FOR ADMINISTRATIVE SERVICES. Money Market Portfolio, DWS Dreman Mid Cap Value Fund, DWS Dreman Small Cap Value Fund and DWS Strategic Value Fund, do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.100% of a fund's average daily net assets. DWS Equity 500 Index Portfolio and Cash Management Portfolio each pay DIMA an administrative services, computed daily and paid monthly, of 0.030% of a fund's average daily net assets.


FEES PAYABLE TO DIFA FOR FUND ACCOUNTING SERVICES. Currently, DIFA receives no fee for its services to Money Market Portfolio, a series Cash Account Trust, DWS Dreman Small Cap Value Fund, and DWS Strategic Value Fund; however, subject to Board approval, DIFA may seek payment from a fund for fund accounting services in the future.


DIFA receives an annual fee from DWS Dreman Mid Cap Value Fund for fund accounting services equal to 0.015% of its average daily net assets.

FEE PAYABLE TO DISC FOR TRANSFER AGENCY AND SHAREHOLDER SERVICES. DISC receives an annual service fee for each account of a fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.99 to $24.09 per account, for open wholesale money funds the fee is $35.55 per account, while for certain retirement accounts serviced on the recordkeeping system of ExpertPlan, Inc., the fee is a flat fee up to $3.91 per account (as of February 2009, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to DISC each month. A fee is charged for any account which at any time during the month had a share balance in a fund. Smaller fees are also charged for closed accounts for which information must be retained on DISC's system for up to 18 months after closing for tax reporting purposes.


Certain out-of-pocket expenses incurred by DISC, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

PART II: APPENDIX II-D - FINANCIAL SERVICES FIRMS' COMPENSATION

GENERAL. DIDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale administrative services from DIDI or directly from a fund as described below.


In addition to the discounts or commissions described herein and in the prospectus, DIDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a fund, or other funds underwritten by DIDI (see Financial Intermediary Support Payments under Part
II: Purchase and Redemption of Shares).


Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DIDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.


RETAIL FUNDS: CLASS A, B, C AND R


CLASS A SHARES: The fund receives the entire net asset value of all its Class A shares sold. DIDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in APPENDIX II-F. Upon notice to all dealers, DIDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.


DIDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and one of the compensation schedules up to the following amounts:



                 COMPENSATION SCHEDULE #1:                               COMPENSATION SCHEDULE #2:
      RETAIL SALES AND DWS INVESTMENTS FLEX PLAN/(1)/              DWS INVESTMENTS RETIREMENT PLAN/(2)/
                                    AS A PERCENTAGE OF                                    AS A PERCENTAGE OF
AMOUNT OF SHARES SOLD                 NET ASSET VALUE           AMOUNT OF SHARES SOLD      NET ASSET VALUE
$250,000 to $2,999,999        0.75%/(3)/
$250,000 to $49,999,999       0.50%/(4)/                          Over $3 million         0.00%-0.50%
$1 million to $2,999,999      0.75%/(5)/, 0.85%/(6)/                     -                        -
                              1.00%/(7)/
$3 million to $49,999,999     0.50%/(8)/                          Over $3 million         0.00%-0.50%
$50 million and greater       0.25%/(8)/                                 -                        -



/(1)/ For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DIDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

/(2)/ Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates.

/(3)/ Applicable to the following funds: DWS Alternative Asset Allocation Fund,
   DWS Disciplined Market Neutral Fund, DWS Global Thematic Fund, DWS Large
   Cap Value Fund and DWS Select Alternative Asset Allocation Fund.

/(4)/ Applicable to the following funds: DWS California Tax-Free Income Fund,
   DWS Floating Rate Plus Fund, DWS GNMA Fund, DWS Intermediate Tax/AMT Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts

   Tax-Free Income Fund, DWS New York Tax-Free Income Fund, DWS Short Duration Plus Fund, DWS Short-Term Municipal Bond Fund, DWS Strategic Government Securities Fund, DWS Strategic High Yield Tax-Free Fund and DWS Strategic Income Fund.

/(5)/ Applicable to DWS Short Duration Fund.


/(6)/ Applicable to income funds except those noted in footnotes (4) and (5), and DWS U.S. Bond Index Fund.

/(7)/ Applicable to all equity funds except those in footnote (3).

/(8)/ Applicable to all income and equity funds except DWS U.S. Bond Index
Fund.



As indicated under "Purchases" under Part II "Purchase and Redemption of Shares," Class A shares may be sold at net asset value without a sales charge to certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DIDI, for themselves or members of their families. DIDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.


COMPENSATION FOR CLASS B AND CLASS C SHARES. DIDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. DIDI is compensated by a fund for services as distributor and principal underwriter for Class B shares. DIDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DIDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates, DIDI does not advance the first year distribution fee and for periods after the date of sale, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DIDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.


COMPENSATION FOR CLASS R SHARES. For sales of Class R shares, DIDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.


SERVICE FEES FOR CLASS A, B, C AND R SHARES: With respect to Class A and Class R Shares of a fund, DIDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R Shares of a fund, commencing with the month after investment. With respect to Class B and Class C Shares of a fund, DIDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DIDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DIDI and its affiliates. For periods after the first year, DIDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a fund maintained and serviced by the firm (see Retail Funds: Class A, B, C and R under Part II: Distribution and Service Agreements and Plans).


RETAIL FUNDS: INSTITUTIONAL AND CLASS S SHARES


COMPENSATION FOR INSTITUTIONAL AND CLASS S SHARES. There are no sales charges for Institutional and Class S shares of the fund.


MONEY MARKET FUNDS (EXCEPT DWS CASH INVESTMENT TRUST CLASS A, B AND C SHARES)

DWS MONEY MARKET FUND: For DWS Money Market Fund, a series of DWS Money Market Prime Series, DIDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DIDI and its affiliates.


SERVICE SHARES-CASH ACCOUNT TRUST: For the Service Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.


PREMIER SHARES-TAX-EXEMPT CALIFORNIA MONEY MARKET FUND: For the Premier Shares class of the Tax-Exempt California Money Market Fund, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of Premier Shares held in accounts that they maintain and service.


TAX-EXEMPT NEW YORK MONEY MARKET FUND: For Tax-Exempt New York Money Market Fund shares, a class of NY Tax Free Money Fund, a series of DWS Advisor Funds, DIDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.50% of average daily net assets of Tax-Exempt New York Money Market Fund shares held in accounts that they maintain and service.


PREMIUM RESERVE MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Premium Reserve Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premium Reserve Money Market Shares held in accounts that they maintain and service.


INSTITUTIONAL MONEY MARKET SHARES-CASH ACCOUNT TRUST: For the Institutional Money Market Shares class of the Money Market Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% (currently, limited to 0.02%) of average daily net assets of Institutional Money Market Shares held in accounts that they maintain and service.


PREMIER MONEY MARKET SHARES-CASH ACCOUNT TRUST AND INVESTORS CASH TRUST: For the Premier Money Market Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust and of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of Premier Money Market Shares held in accounts that they maintain and service.


DAVIDSON CASH EQUIVALENT SHARES-CASH ACCOUNT TRUST: For the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, D.A. Davidson & Co., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.30% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.25% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Davidson Cash Equivalent Plus Shares that it maintains and services. The Davidson Cash Equivalent Plus Shares class is limited to the Money Market Portfolio and the Government & Agency Securities Portfolio.


CAPITAL ASSETS FUNDS-CASH ACCOUNT TRUST: For the Capital Assets Funds Shares and the Capital Assets Funds Preferred Shares classes of the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays the sole sub-distributor for the classes, RIDGE Clearing and Outsourcing Services, Inc., a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.33% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.20% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services and DIDI normally pays the sole sub-distributor a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares that it maintains and services and 0.10% of average daily net assets in the case of those accounts in the Capital Assets Funds Preferred Shares that it maintains and services. The Capital Assets Funds Preferred Shares class is limited to the Money Market Portfolio.


MANAGED SHARES-CASH ACCOUNT TRUST: For the Government Cash Managed Shares class of the Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the Tax-Exempt Portfolio of Cash Account Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.


INSTITUTIONAL SHARES-INVESTORS CASH TRUST: For the Institutional Shares class of the Treasury Portfolio of Investors Cash Trust, DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.


TAX-FREE INVESTMENT CLASS-CASH ACCOUNT TRUST AND INVESTMENT CLASS-INVESTORS CASH TRUST: For the Tax-Free Investment Class of the Tax-Exempt Portfolio of Cash Account Trust and the Investment Class of the Treasury Portfolio of Investors Cash Trust (collectively, "Investment Class"), DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.


CASH RESERVE PRIME SHARES-PRIME SERIES: For the Cash Reserve Prime Shares class of the Prime Series of Cash Reserve Fund Inc., DIDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service and DIDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Cash Reserve Prime Shares held in accounts that they maintain and service.


SHAREHOLDER SERVICES PLAN FOR CASH MANAGEMENT FUND - INSTITUTIONAL, CASH RESERVES FUND - INSTITUTIONAL, NY TAX FREE MONEY FUND INVESTMENT CLASS AND TAX-FREE MONEY FUND INVESTMENT PREMIER SHARES: Cash Management Fund - Institutional and Cash Reserves Fund - Institutional, each a series of DWS Institutional Funds, and NY Tax Free Money Fund Investment Class and Tax-Free Money Fund Investment Premier Shares, each a series and class of DWS Adviser Funds, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.


DWS VARIABLE SERIES I, DWS VARIABLE SERIES II AND DWS INVESTMENTS VIT FUNDS:


For each fund of DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B-2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DIDI to participating insurance companies as an expense of the Class B shares or Class B-2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B-2 shares held by the insurance company.

PART II: APPENDIX II-E - FIRMS WITH WHICH DEUTSCHE ASSET MANAGEMENT HAS REVENUE SHARING ARRANGEMENTS


CHANNEL: BROKER-DEALERS AND FINANCIAL ADVISORS

AIG Advisors Group
Ameriprise

Capital Analyst, Incorporated
Cetera Financial Group

Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank Group
Ensemble Financial Services

First Allied Securities

HD Vest Investment Securities, Inc.
ING Advisors Network
John Hancock Distributors LLC
LPL Financial
Meridien Financial Group

Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Smith Barney (formerly Citigroup Global Markets, Inc.) Morgan Stanley Smith Barney (formerly Morgan Stanley & Co.)

Oppenheimer & Co., Inc.
PlanMember Services
Prime Capital Inc.
Raymond James & Associates

Raymond James Financial Services
RBC Wealth Management

Securities America, Inc.
UBS Financial Services
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC


CHANNEL: CASH PRODUCT PLATFORM

Allegheny Investments LTD
Bank of America
Bank of New York (Hare & Co.)

Barclays Capital Inc.

BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank, N.A.
D.A. Davidson & Company
Deutsche Bank Group
Fiduciary Trust Co. - International
First Southwest Company
J.P. Morgan Clearing Corp.
Legent Clearing LLC
Lincoln Investment Planning

LPL Financial
Mesirow Financial, Inc.

Penson Financial Services
Pershing Choice Platform

ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
State Street Global Markets
Sungard Institutional Brokerage Inc.
Treasury Curve LLC

Union Bank, NA

US Bancorp
William Blair & Company


CHANNEL: THIRD PARTY INSURANCE PLATFORMS

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

PART II: APPENDIX II-F - CLASS A SALES CHARGE SCHEDULE

CLASS A PURCHASES. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.



INTERNATIONAL/GLOBAL FUNDS: Climate Change, Emerging Markets Equity, Europe Equity, Global Small Cap Growth, Latin America Equity, International, Diversified International Equity, International Value Opportunities, RREEF Global Infrastructure, RREEF Global Real Estate; GROWTH FUNDS: Blue Chip, Capital Growth, Communications, Gold & Precious Metals, Health Care, Large Company Growth, Mid Cap Growth, Small Cap Growth, Technology; VALUE FUNDS:
Enhanced Commodity Strategy, Disciplined Long/Short Value, Strategic Value, Dreman Mid Cap Value, Dreman Small Cap Value, Growth & Income, RREEF Real Estate Securities, Small Cap Core, Small Cap Value; MULTICATEGORY/ASSET ALLOCATION FUNDS: Balanced, LifeCompass Retirement, LifeCompass 2015, LifeCompass 2020, LifeCompass 2030, LifeCompass 2040, LifeCompass Protect 2017, Lifecycle Long Range; INDEX-RELATED FUNDS: S&P 500 Plus:



                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                             5.75%                  6.10%                       5.20%
$50,000 but less than $100,000                4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Global Thematic; VALUE FUNDS: Disciplined Market Neutral and Large Cap Value; MULTICATEGORY/
ASSET ALLOCATION FUNDS: Alternative Asset Allocation Plus and Select Alternative Asset Allocation:


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $50,000                           5.75%                  6.10%                       5.20%
$50,000 but less than $100,000              4.50%                  4.71%                       4.00%
$100,000 but less than $250,000             3.50%                  3.63%                       3.00%
$250,000 and over                            .00***                 .00***                      .00****


INTERNATIONAL/GLOBAL FUNDS: Emerging Markets Fixed Income Fund, Global Bond; INCOME FUNDS: Core Fixed Income, High Income, High Income Plus, Core Plus Income; INDEX RELATED FUNDS: S&P 500 Index:


                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            4.50%                  4.71%                       4.00%
$100,000 but less than $250,000               3.50%                  3.63%                       3.00%
$250,000 but less than $500,000               2.60%                  2.67%                       2.25%
$500,000 but less than $1 million             2.00%                  2.04%                       1.75%
$1 million and over                           0.00***                0.00***                     0.00****

INCOME FUNDS: Global Inflation Plus, Short Duration and US Bond Index





                                                                     SALES CHARGE
                                         AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                            2.75%                  2.83%                       2.25%
$100,000 but less than $250,000               2.50%                  2.56%                       2.00%
$250,000 but less than $500,000               2.00%                  2.04%                       1.75%
$500,000 but less than $1 million             1.50%                  1.52%                       1.25%
$1 million and over                           0.00***                0.00***                     0.00****



TAX-FREE INCOME FUNDS: California Tax Free Income, New York Tax Free Income, Massachusetts Tax Free Income, Strategic High Yield Tax-Free, Managed Municipal Bond and Intermediate Tax/AMT Free. INCOME FUNDS: Floating Rate Plus, GNMA, Short Duration Plus, Strategic Income and Strategic Government Securities.


                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.75%                  2.83%                       2.25%
$100,000 but less than $250,000             2.50%                  2.56%                       2.00%
$250,000 and over                           0.00***                0.00***                     0.00***


MULTICATEGORY ASSET ALLOCATION FUNDS: Target 2010, Target 2011, Target 2012, Target 2013, Target 2014. These funds do not have a share class but are similar in structure to Class A shares.


                                                                     SALES CHARGE
                                        AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                     OF OFFERING PRICE       NET ASSET VALUE      PERCENTAGE OF OFFERING PRICE
Less than $100,000                            5.00%                  5.26%                      4.50%
$100,000 but less than $250,000               4.00%                  4.17%                      3.60%
$250,000 but less than $500,000               3.00%                  3.09%                      2.70%
$500,000 but less than $1 million             2.00%                  2.04%                      1.80%
$1 million and over                           0.00                   0.00                       0.00


TAX FREE INCOME FUNDS: Short Term Municipal Bond



                                                                   SALES CHARGE
                                       AS A PERCENTAGE      AS A PERCENTAGE OF       ALLOWED TO DEALERS AS A
AMOUNT OF PURCHASE                   OF OFFERING PRICE*      NET ASSET VALUE**     PERCENTAGE OF OFFERING PRICE
Less than $100,000                          2.00%                  2.04%                       1.50%
$100,000 but less than $250,000             1.75%                  1.78%                       1.25%
$250,000 and over                           0.00***                0.00***                     0.00****


*     The offering price includes the sales charge.
**    Rounded to the nearest one-hundredth percent.
***   Redemption of shares may be subject to a contingent deferred sales charge.
****  Commission is payable by DIDI.

PART II: APPENDIX II-G - INVESTMENT PRACTICES AND TECHNIQUES

ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer's creditworthiness may affect the value of adjustable rate securities.


Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.


If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.


During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.


ADVANCE REFUNDED BONDS. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.


ASSET-BACKED SECURITIES. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.


Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile Receivables/SM/ (CARS/SM/). CARS/SM/ represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.


The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.


ASSET-INDEXED SECURITIES. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.


ASSET SEGREGATION. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise "cover" its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise "covers" its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or "senior securities" under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.


In some cases (e.g., with respect to futures and forwards that are contractually required to "cash-settle"), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.


A fund may utilize methods of segregating assets or otherwise "covering" transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the Securities and Exchange Commission (SEC) thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.


Assets used as segregation or "cover" cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets for segregation and "cover" purposes could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.


Segregating assets or otherwise "covering" for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.

AUCTION RATE SECURITIES. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer's offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities is highly speculative, however, dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund's investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.


BANK LOANS. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower's assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody's and S&P may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.


Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the bank loan in an order of maturity described in the loan documents.


When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral (if any) will, at the time of investment, in the opinion of the Advisor, equal or exceed the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.


In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower's collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund's portfolio. At times a fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.


The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.


Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund generally holds bank loans to maturity unless it has become necessary to adjust a fund's portfolio in accordance with the Advisor's view of current or expected economic or specific industry or borrower conditions.


A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing. The amount of fees is negotiated at the time of transaction.


If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.


Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisition. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.


Loan Participations and Assignments. A fund's investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.


When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.


In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.


In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.

Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.


A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund's ability to dispose of particular Assignments or Participations when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund's portfolio and calculating its net asset value.


BANK AND SAVINGS AND LOAN OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. a fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks, in certain instances. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.


Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.


Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits, which are subject to withdrawal penalties, maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.


For purposes of a fund's investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. A fund may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.

BORROWING. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.


BRADY BONDS. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.


CASH MANAGEMENT VEHICLES. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund's open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of affiliated money market funds for which the Advisor may act as investment advisor now or in the future that are registered under the 1940 Act or that operate in accordance with Rule 2a-7 under the 1940 Act but are excluded from the definition of "investment company" under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such cash management vehicles may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.


COMMERCIAL PAPER. A fund may invest in commercial paper issued by major corporations under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.


The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund's ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.


Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.


Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).


CREDIT ENHANCEMENT. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.

The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.


Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.


Certain of a fund's other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund's share price.


CUSTODIAL RECEIPTS. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts that are interests in the principal component are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. In the case of Treasury Investment Growth Receipts (TIGRs) and Certificates of Accrual on Treasury Securities (CATS), the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. TIGRs and CATS are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. The Advisor is not aware of any binding legislative, judicial or administrative authority on this issue.


Custodial receipts include Treasury Receipts (TRs), TIGRs and CATS. TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS (see US Government Securities) are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities; for more information (see Zero Coupon Securities).


DEPOSITARY RECEIPTS. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.


DERIVATIVES. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.


A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, and collars, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund's prospectuses.


OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to an agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.


A fund may use derivatives (subject to certain limits imposed by a fund's investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund's unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund's portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.


A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.


General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or "writes" a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund's income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.



A fund may write call options only if they are "covered." A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund's obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is
(i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.


As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.


There are several risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.


During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security or instrument above the exercise price, but as long as its obligations as a writer continues, has retained the risk of loss should the price of the underlying security or instrument decline. The writer of an option has no control over the time when it may be required to fulfill its obligations as a writer of the option. In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.


A fund's ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.


Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.


General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.


Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.


When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract an "initial margin" consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called "variation margin" or "maintenance margin," which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.


Pursuant to a claim filed with the Commodity Futures Trading Commission (CFTC) on behalf of a fund, neither the registrant nor a fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act. Therefore, a fund is not subject to registration and regulation under the Commodity Exchange Act. The Advisor is not deemed to be a "commodity pool operator" with respect to its services as Advisor.


There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund's securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund's ability to effectively hedge its positions.


The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.


In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.


Currency Transactions. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.


"Transaction hedging" is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may "lock in" the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. "Position hedging" is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.


A fund may also "cross-hedge" currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.


To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in "proxy hedging." Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.



Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country's economy.


Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. Swap agreements are two party contracts ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or "swapped" between the parties is generally calculated with respect to a "notional amount" which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.


"Interest rate swaps" involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A "currency swap" is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A "credit default swap" is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition, to its net assets, a fund would be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.


If a fund is a buyer of a credit default swap and no event of default occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and an event of default occurs, a fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).


A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, a fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.


"Total return" swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.


Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund's performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund's investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.


A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty's creditworthiness declines, the value of a swap will likely decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).

A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.



Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. A participation note, which is a form of structured note, is designed to give exposure to local shares in foreign markets. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.



The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.


Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as "commodity-linked" or "index-linked" notes. These instruments are sometimes referred to as "structured notes" because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.


The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.


Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund's commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.


Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, will be subject to credit and interest rate risks that typically affect debt securities.


Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor's decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.


Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.


DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company's management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer's capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund's investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund's ability to dispose of them when necessary to meet a fund's liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund's portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.


DOLLAR ROLL TRANSACTIONS. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.


A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.


The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund's use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.


EURODOLLAR OBLIGATIONS. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.


FIXED INCOME SECURITIES. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund's income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or "called" prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security's duration and reducing the value of the security).


In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund's portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund's portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.


Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.


FOREIGN CURRENCIES. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.


The strength or weakness of the US dollar against these currencies is responsible for part of a fund's investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.


Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.


FOREIGN INVESTMENT. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund's assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.


In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.


Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.


The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.


In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.


The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund's securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.


Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.


Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.


FUNDING AGREEMENTS. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.


GOLD OR PRECIOUS METALS. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.


In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.


HEDGE FUNDS. A fund may seek exposure to alternative asset classes or strategies through investment in hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered mutual fund. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.


HIGH YIELD FIXED INCOME SECURITIES - JUNK BONDS. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated Ba and below by Moody's or BB and below by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as "speculative" by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See the Appendix to this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.


Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.


A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund's ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.


Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


IGAP OVERLAY STRATEGY. In addition to a fund's main investment strategy, the Advisor seeks to enhance returns by employing a global tactical asset allocation (GTAA) overlay strategy. The GTAA strategy, which the Advisor calls iGAP (integrated Global Alpha Platform), is a total return strategy designed to add value by benefiting from mispricings within global bond (and in some cases, equity) and currency markets. The iGAP strategy combines diverse macro investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen to diversify investment approaches thereby enhancing the expected return for a given level of risk. The collective views are then used to determine iGAP's positions using a disciplined, risk managed process. The result is a collection of long and short investment positions within global bonds (and in some cases, equities) and currencies (and in some cases, commodities) designed to generate excess returns that have little correlation to major markets. The bond and currency positions are then implemented by the iGAP portfolio managers using futures and forward contracts. The iGAP portfolio managers consider factors such as liquidity, cost, margin requirement and credit quality when selecting the appropriate derivative instrument.


The success of the iGAP strategy depends, in part, on the Advisor's ability to analyze the correlation between various global markets and asset classes. If the Advisor's correlation analysis proves to be incorrect, losses to a fund may be significant and may substantially exceed the intended level of market exposure for the iGAP strategy.


ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor's receipt from time to time of material, non-public information about an issuer, which may limit the Advisor's ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund's net assets could be adversely affected.


Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an "underwriter" for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.


A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.


The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.


An investment in Rule 144A Securities will be considered illiquid and therefore subject to a fund's limit on the purchase of illiquid securities unless a fund's Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, a fund's Board and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in a fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from a fund. A fund's Board has adopted guidelines and delegated to the Advisor the daily function of determining and monitoring the liquidity of Rule 144A Securities, although a fund's Board will retain ultimate responsibility for any liquidity determinations.


IMPACT OF LARGE REDEMPTIONS AND PURCHASES OF FUND SHARES. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund's performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund's expense ratio and adversely affect a fund's performance.


INDEXED SECURITIES. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.


Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund's investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).


INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.


INFLATION-INDEXED BONDS. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.


Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.


Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).


If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.


The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund's net asset value could be negatively affected.


While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.


The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.


Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.


Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.


INTERFUND BORROWING AND LENDING PROGRAM. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.


INVERSE FLOATERS. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund's shares. A fund's investments in inverse floaters will not be considered borrowing within the meaning of the 1940 Act or for purposes of a fund's investment restrictions on borrowing.


INVESTMENT COMPANY SECURITIES. A fund may acquire securities of other investment companies to the extent that such investments are consistent with its investment objective and the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.


For example, a fund may invest in investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investment companies hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments that are traded on an exchange will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


Examples of index-based investments include:


SPDRs (Reg. TM): SPDRs, an acronym for "Standard & Poor's Depositary Receipts,"
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are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


MidCap SPDRs (Reg. TM): MidCap SPDRs are based on the S&P MidCap 400 Index.
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They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.


Select Sector SPDRs (Reg. TM): Select Sector SPDRs are based on a particular
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sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS/SM/: DIAMONDS are based on the Dow Jones Industrial Average/SM/. They
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are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.


INVESTMENT-GRADE BONDS. A fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.


IPO RISK. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.


LENDING OF PORTFOLIO SECURITIES. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a fund at any time, and
(d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).


A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund's custodian and fees paid to a securities lending agent. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).


A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund's investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. However, loans will be made only to borrowers selected by a fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.


MAINTENANCE OF $1.00 NET ASSET VALUE, CREDIT QUALITY AND PORTFOLIO MATURITY (FOR MONEY MARKET FUNDS ONLY). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund's investment objective, to stabilize a fund's net asset value per share, and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality and maturity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund's net asset value per share determined by reference to market valuations from a fund's $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. There is no assurance that a fund's net asset value per share will be maintained at $1.00.


MICRO-CAP COMPANIES. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.


Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.


Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.


MINING AND EXPLORATION RISKS. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.


Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.


MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.


GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies' stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into preferred stock purchase agreements ("PSPAs") under which, if the FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.


FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's assets available therefor.


In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.


In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.


The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities' par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.


When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund's shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.


Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.


Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.

Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans;
(4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and
(6) fixed-rate and adjustable mortgage loans secured by multifamily projects.


Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.


Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.


Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing
Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.


The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buy down" mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.


Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certfiicate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.


Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates
(PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.


CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.


A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.


The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certifiate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availablility of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.

Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund's investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.


MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund's investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.


In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund's original investment.


Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.


Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund's limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a fund may be determined by the Advisor, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of a fund's limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the Advisor will consider a variety of factors including: (1) dealer undertakings to make a market in the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the security and market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.) In addition, the Advisor will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.


A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund's participation interest in the underlying municipal security, plus accrued interest.


Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.


Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.


MUNICIPAL SECURITIES. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are "notes" and "bonds."


Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.


Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.


The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.


Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund's purposes to mature at the demand date.


In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.


An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.


Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.


Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.


In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.


Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer's risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.


Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.


Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.


MUNICIPAL TRUST RECEIPTS. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund's investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely impact the performance of a fund. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.


OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.


Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. a fund may invest in US dollar-denominated obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan and Canada.


Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls, or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations, and potentially limited liquidity. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks and may have limited information availability.


PARTICIPATION INTERESTS. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of comparable quality to those instruments in which a fund may invest. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.


PREFERRED STOCK. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.


All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor's Division of the McGraw-Hill Companies (S&P) and Moody's Investors Service, Inc. (Moody's) although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.


PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund's distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.


PRIVATIZED ENTERPRISES. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.


In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.


In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.


PUT BONDS. A fund may invest in "put" bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to "put" the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.


REAL ESTATE INVESTMENT TRUSTS (REITS). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


REPURCHASE AGREEMENTS. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.


A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.


It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.


REVERSE REPURCHASE AGREEMENTS. A fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.


SECURITIES AS A RESULT OF EXCHANGES OR WORKOUTS. Consistent with a fund's investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.


SECURITIES WITH PUT RIGHTS. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).


The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.


SHORT SALES. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.


A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.


Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund's obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund's borrowing restrictions. This requirement to segregate assets limits a fund's leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.


Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund's loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security's value cannot drop below zero.


The use of short sales, in effect, leverages a fund's portfolio, which could increase a fund's exposure to the market, magnify losses and increase the volatility of returns.

Although a fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.


In addition, a fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.


SHORT SALES AGAINST THE BOX. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.


SHORT-TERM SECURITIES. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund's portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.


Examples of short-term securities include:


o Securities issued or guaranteed by the US government and its agencies and instrumentalities;


o  Commercial paper;


o  Certificates of deposit and euro dollar certificates of deposit;


o  Bankers' acceptances;


o  Short-term notes, bonds, debentures or other debt instruments; and


o  Repurchase agreements.


SMALL COMPANIES. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.


SOVEREIGN DEBT. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.


SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.


Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever a fund is requested to vote on matters pertaining to the Portfolio, a fund will hold a meeting of shareholders of a fund and will cast all of its votes in the same proportion as the votes of a fund's shareholders.


Certain changes in the Portfolio's investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.


A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund's assets in accordance with the investment policies described herein with respect to the Portfolio.


STAND-BY COMMITMENTS. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.


The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


SUBSIDIARY COMPANIES. A fund may gain exposure to the commodity markets in part by investing a portion of a fund's assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent IRS revenue rulings (see Taxes in Appendix II-J of this SAI). A fund's Subsidiaries are companies organized under the laws of the Cayman Islands, and are overseen by their own board of directors.


Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in this SAI) with respect its investments in commodity-linked derivatives.


To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund's prospectuses and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended, and could negatively affect a fund and its shareholders.



In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its assets in a Subsidiary.



TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


TAX-EXEMPT CUSTODIAL RECEIPTS. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund's limit on illiquid securities.


TAX-EXEMPT PASS-THROUGH SECURITIES. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.


TO BE ANNOUNCED (TBA) PURCHASE COMMITMENTS. A fund may enter into TBA purchase commitments to purchase securities for a fixed price at a future dates. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.


THIRD PARTY PUTS. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund's portfolio would be adversely affected.


These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund's portfolio in a manner designed to minimize any adverse impact from these investments.

TRUST PREFERRED SECURITIES. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.


If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.


US GOVERNMENT SECURITIES. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.


Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.


Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.


US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.


Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the US Government securities in a fund's portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund's investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund's average portfolio maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.


VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.


The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer's financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund's fixed income investments, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund's investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.


The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments will be subject to a fund's limitation on investments in illiquid securities.


Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.


Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.

WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a "when, as and if issued" basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.


At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


YANKEE BONDS. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund's investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund's portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.


YIELDS AND RATINGS. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's Investors Service (Moody's), the Standard & Poor's (S&P) Division of The McGraw-Hill Companies and Fitch Ratings, Inc. (Fitch) represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See Appendix A for a description of the ratings provided by certain recognized rating organizations.


ZERO COUPON SECURITIES AND DEFERRED INTEREST BONDS. A fund may invest in zero coupon securities that are "stripped" US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.


While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.


A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate other portfolio securities to satisfy a fund's distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

PART II: APPENDIX II-H - TAXES


TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors, some of which may be subject to special tax rules. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.



Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the DWS Equity 500 Index Portfolio or the Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund's income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio's income, gains, losses and other tax items. Consequently, references herein to a fund's income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See "Investments in the Master Portfolios" for more information.



TAXATION OF A FUND AND ITS INVESTMENTS


QUALIFICATION AS A REGULATED INVESTMENT COMPANY. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Code. If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:


(a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);


(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and


(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.


In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, "qualified publicly traded partnerships" in which a fund will invest will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).


For purposes of the diversification test in paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest could be qualified publicly traded partnerships and, therefore, the extent to which a fund may invest in such partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.



Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.


In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund's ability to meet the diversification test in paragraph
(b) above.



FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY. If for any taxable year a fund were to fail to qualify for the special federal income tax treatment accorded regulated investment companies, all of its taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.


A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund's taxable year if a fund's taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For this purpose, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax liability, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.


SPECIAL TAX PROVISIONS THAT APPLY TO CERTAIN INVESTMENTS. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, "straddle" and "wash sale" transactions and section 1256 contracts (as defined below), that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, (iv) cause a fund to recognize income or gain without a corresponding receipt of cash and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.


Certain debt obligations. A fund's investment in debt obligations that are issued with original issue discount (OID) or acquired with market discount or acquisition discount will be subject to special federal income tax rules. If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net capital gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.


Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to US federal income or excise tax.


Derivatives. A fund's transactions in foreign currencies, derivative instruments (e.g. forward contracts, swap agreements, options and futures contracts (including options and futures contracts on foreign currencies)), as well other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also
(i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company.


In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to
(a) the sum of the strike price and the option premium received by a fund minus
(b) a fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.


Certain covered call writing activities of a fund may trigger the US federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not "deep in the money" may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are "in the money" although not "deep in the money" will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute "qualified dividend income" (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the 70% dividends-received deduction, as the case may be.


A fund's investment in so called "section 1256 contracts," which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.


As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.


Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.


REITs. A fund's investments in equity securities of real estate investment trusts (REITs) may result in a fund's receipt of cash in excess of the REIT's earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.


Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund's income from a REIT (or other pass-through entity) that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see Taxation of US Shareholders - Dividends and distributions - Additional considerations for a summary of certain federal income tax consequences to shareholders of distributions designated as excess inclusion income).


Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay "tender fees" or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund's eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.


As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.


Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund's effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.

If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified after the close of a fund's taxable year whether the foreign taxes paid by a fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income.


A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.


If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund but will not be required to include such taxes in their gross incomes.


A fund's transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years.


Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (PFICs), it may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.


However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a "qualified electing fund" under the Code (i.e., make a "QEF election"), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.

Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund's taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund's interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio's tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year. A


Master Portfolio is are not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.


A Feeder Fund's receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund's adjusted basis in shares of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund's adjusted tax basis in shares of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund's allocable share of "unrealized receivables" (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund's share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.



TAXATION OF US SHAREHOLDERS

DIVIDENDS AND DISTRIBUTIONS. A fund intends to distribute substantially all of its net investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.


Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund during January of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax.


If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the federal income tax deemed paid by the shareholder under clause
(ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.


For federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly designated by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals and other noncorporate investors have been temporarily reduced to 15% - with a 0% rate applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011. However, a portion of the proceeds from the disposition of certain real property assets held by a fund for more than one year may produce "unrecaptured section 1250 gain." Any unrecaptured section 1250 gain received by a fund will be taxable to shareholders at a 25% rate. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.


Qualified dividend income. For taxable years beginning before January 1, 2011, dividends designated by a fund as derived from "qualified dividend income" will be taxed to individuals and other noncorporate shareholders at the federal income tax rates generally applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset by capital losses. It is currently unclear whether Congress will extend this provision for taxable years beginning on or after January 1, 2011.

If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions designated by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund's gross income is attributable to qualified dividend income, then only the portion of the fund's dividends that is attributable to qualified dividend income and designated as such by the fund will be eligible to be treated as qualified dividend income.


For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.


Dividends-received deduction. If dividends from domestic corporations comprise a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends -received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.


Distributions from REITs do not qualify for the deduction for dividends received. Shareholders will be informed of the portion of dividends which so qualify.

Capital gains. In determining its Capital Gain Dividend (as defined above), a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a regulated investment company is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a fund's net investment income. A fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term capital gains before offsetting any long-term capital gains. A fund's ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of a fund by a shareholder owning or treated as owning 5% or more of the stock of such fund. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.


Additional considerations. Certain of a fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund's book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund's book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.


Distributions to shareholders designated as excess inclusion income (see Special tax provisions that apply to certain investments - REITs) (i) may constitute "unrelated business taxable income" (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income,
(ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain "disqualified organizations," as defined in the Code, are fund shareholders.


All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.


After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.


Exempt-interest dividends. Any dividends paid by a fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

Code section 103(a). Distributions that a fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes and for state and local tax purposes, both for individual and corporate shareholders. For example, if a fund invests in "private activity bonds," certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.


Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise, non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax or the federal "excess net passive income" tax.


Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund's income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.


TRANSACTIONS IN FUND SHARES. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.


Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for US federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such shares. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.


TAX-EXEMPT SHAREHOLDERS. Under current law, a fund generally serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes "excess inclusion income" derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund's investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.


In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes "excess inclusion income." Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes "excess inclusion income," then a fund will be subject to a tax on that portion of its "excess inclusion income" for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.


BACKUP WITHHOLDING AND OTHER TAX CONSIDERATIONS. A fund may be required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability.


Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

A fund's shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund's shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.


If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


TAXATION OF NON-US SHAREHOLDERS. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a "US person" within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.


Effective for taxable years of a fund beginning before January 1, 2010 (and for taxable years beginning before January 1, 2011, if pending legislation discussed below is enacted), however, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly designated by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and
(B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after Janauary 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legistlation will be enacted and, if enacted, what the terms of the extension will be.


A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States, (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below. If a non-US shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-US shareholder in the United States.


In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund designates a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


The withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the non-US shareholder were a US shareholder. A non-US corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.


In general, except as noted in this subsection, United States federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.


Special rules apply to distributions to certain foreign persons from a fund if a fund is either a "US real property holding corporation" (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC. Very generally, a USRPHC is a corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.


If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), distributions by a fund that are attributable to (a) gains realized on the disposition of USRPIs by a fund and
(b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons. (However, absent the enaction of pending legislation described below, on or after January 10, 2010, this "look-through" treatment for distributions by a fund to foreign persons applies only to such distributions that, in turn, are attributable to distributions received by a fund from a lower-tier REIT and are required to be treated as USRPI gain in a fund's hands.) If the foreign shareholder holds (or has held at any time during the prior year) more than a 5% interest in a class of stock of a fund, such distributions received by the shareholder with respect to such class of stock will be treated as gains "effectively connected" with the conduct of a "US trade or business," and subject to tax at graduated rates. Moreover, such shareholders will be required to file a US income tax return for the year in which the gain was recognized and a fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign persons (i.e., those whose interest in a fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any designation by a fund that such distribution is qualified short-term capital gain (in the event that certain pending legislation is enacted, as described above (or net capital gain) and a fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign persons. Pending legislation proposes to extend the "look-through" provisions applicable before January 1, 2010 described above for one additional year, i.e., for the distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this

Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Foreign persons are also subject to "wash sale" rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.


In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2010, no withholding was generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities. Pending legislation proposes to extend the exemption from withholding for one additional year, i.e., for redemptions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Unless and until the legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether a fund or any regulated investment company in which it invests is domestically controlled.


Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.


Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (DWS Variable Series I, DWS Variable Series II and DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies.


Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the "55%-70%-80%-90%" diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.

The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts and separate accounts of life insurance companies funding variable contracts. In determining whether tax-exempt pension trusts or separate accounts of life insurance companies are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.


The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income.


In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.


The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.


If an insurance company holding a significant interest (including through separate accounts) in a fund redeems only a small portion of such interest, the insurance company could be treated for federal income tax purposes as receiving a dividend in the full amount of the redemption proceeds delivered to the shareholder in exchange for the shares.


In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.


THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL US FEDERAL INCOME TAX CONSEQUENCES AFFECTING A FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

PART II: APPENDIX II-I - PROXY VOTING GUIDELINES

I.   INTRODUCTION


Deutsche Asset Management ("AM") has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM's proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.


The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee ("the GPVSC"). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.


II.  AM'S PROXY VOTING RESPONSIBILITIES


Proxy votes are the property of AM's advisory clients./1/ As such, AM's authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients' proxy votes to Institutional Shareholder Services ("ISS"), an independent third-party proxy voting specialist. ISS votes AM's advisory clients' proxies in accordance with AM's proxy guidelines or AM's specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines.
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/1/ For purposes of these Policies and Procedures, "clients" refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.


Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.


III. POLICIES


1.   PROXY VOTING ACTIVITIES ARE CONDUCTED IN THE BEST ECONOMIC INTEREST OF
CLIENTS

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.


2.   THE GLOBAL PROXY VOTING SUB-COMMITTEE

The Global Proxy Voting Sub-Committee (the "GPVSC") is an internal working group established by the applicable AM's Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM's proxy voting activities, including:

(i) adopting, monitoring and updating guidelines, attached as Exhibit A (the "Guidelines"), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;


(ii) voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM's clients; and


(iii) monitoring the Proxy Vendor Oversight's proxy voting activities (see below).AM's Proxy Vendor Oversight, a function of AM's Operations Group, is responsible for coordinating with ISS to administer AM's proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS' proxy responsibilities in this regard.


3.   AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING
RECORD

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM's discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM's discretion; however, AM must not selectively disclose its investment company clients' proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies' proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company's proxy voting record for 12-month periods ended June 30 (see "Recordkeeping" below), if so required by relevant law.


IV.  PROCEDURES


The key aspects of AM's proxy voting process are as follows:


1.   THE GPVSC'S PROXY VOTING GUIDELINES

The Guidelines set forth the GPVSC's standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.


The GPVSC will review the Guidelines as necessary to support the best economic interests of AM's clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.


The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds ("Underlying Funds") in which Topiary Fund Management Fund of Funds (each, a "Fund") invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.


2.   SPECIFIC PROXY VOTING DECISIONS MADE BY THE GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.


Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight./2/
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/2/ The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.


If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.


The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC's voting determination.


3.   CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:


o  Neither the Guidelines nor specific client instructions cover an issue;


o  ISS does not make a recommendation on the issue;


o The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client's best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).


In addition, it is AM's policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.


The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.   CONFLICT OF INTEREST PROCEDURES


A.   PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,/3/ the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM's clients./4/
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/3/ As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted,
   (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

/4/ The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.


Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division ("CIB"). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division ("PCAM") regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).


Conflict Review Procedures. There will be a committee (the "Conflicts of Interest Management Sub-Committee") established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered "material" to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC's decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.


The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.


Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.


Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.


Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.


The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.


If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC's minutes.


Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.


Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or
(ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.


If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.   INVESTMENT COMPANIES AND AFFILIATED PUBLIC COMPANIES

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., "mirror" or "echo" voting).


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


C.   OTHER PROCEDURES THAT LIMIT CONFLICTS OF INTEREST

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:


o Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).


Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.


V.   RECORDKEEPING


At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.


o AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

o The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

     - The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.


   - Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

     - Analyst worksheets created for stock option plan and share increase analyses.

     -  Proxy Edge print-screen of actual vote election.


o AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.


o The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.


o With respect to AM's investment company clients, ISS will create and maintain records of each company's proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

   -  The name of the issuer of the portfolio security;


   - The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

   - The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

   -  The shareholder meeting date;

   -  A brief identification of the matter voted on;

   -  Whether the matter was proposed by the issuer or by a security holder;

   -  Whether the company cast its vote on the matter;

   - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

   -  Whether the company cast its vote for or against management.


Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.


With respect to electronically stored records, "properly maintained" is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.


VI.  THE GPVSC'S OVERSIGHT ROLE


In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC's minutes.

                 ATTACHMENT A - GLOBAL PROXY VOTING GUIDELINES


                           DEUTSCHE ASSET MANAGEMENT


             GLOBAL PROXY VOTING GUIDELINESAS AMENDED OCTOBER 2008

                               [GRAPHIC OMITTED]

TABLE OF CONTENTS


I          BOARD OF DIRECTORS AND EXECUTIVES
      A    Election Of Directors
      B    Classified Boards Of Directors
      C    Board And Committee Independence
      D    Liability And Indemnification Of Directors
      E    Qualifications Of Directors
      F    Removal Of Directors And Filling Of Vacancies
      G    Proposals To Fix The Size Of The Board
      H    Proposals to Restrict Chief Executive Officer's
           Service on Multiple Boards
      I    Proposals to Restrict Supervisory Board
           Members Service on Multiple Boards
      J    Proposals to Establish Audit Committees
II         CAPITAL STRUCTURE
      A    Authorization Of Additional Shares
      B    Authorization Of "Blank Check" Preferred Stock
      C    Stock Splits/Reverse Stock Splits
      D    Dual Class/Supervoting Stock
      E    Large Block Issuance
      F    Recapitalization Into A Single Class Of Stock
      G    Share Repurchases
      H    Reductions In Par Value
III        CORPORATE GOVERNANCE ISSUES
      A    Confidential Voting
      B    Cumulative Voting
      C    Supermajority Voting Requirements
      D    Shareholder Right To Vote
IV         COMPENSATION
      A    Establishment of a Remuneration Committee
      B    Executive And Director Stock Option Plans
      C    Employee Stock Option/Purchase Plans
      D    Golden Parachutes
      E    Proposals To Limit Benefits Or Executive
           Compensation
      F    Option Expensing
      G    Management board election and motion
      H    Remuneration (variable pay)
      I    Long-term incentive plans
      J    Shareholder Proposals Concerning "Pay For
           Superior Performance"
      K    Executive Compensation Advisory
V          ANTI-TAKEOVER RELATED ISSUES
      A    Shareholder Rights Plans ("Poison Pills")
      B    Reincorporation
      C    Fair-Price Proposals
      D    Exemption From State Takeover Laws
      E    Non-Financial Effects Of Takeover Bids
VI         MERGERS & ACQUISITIONS

VII         SOCIAL & POLITICAL ISSUES
       A    Labor & Human Rights
       B    Diversity & Equality
       C    Health & Safety
       D    Government/Military
       E    Tobacco
VIII        ENVIRONMENTAL ISSUES
IX          MISCELLANEOUS ITEMS
       A    Ratification Of Auditors
       B    Limitation Of Non-Audit Services Provided By
            Independent Auditor
       C    Audit Firm Rotation
       D    Transaction Of Other Business
       E    Motions To Adjourn The Meeting
       F    Bundled Proposals
       G    Change Of Company Name
       H    Proposals Related To The Annual Meeting
       I    Reimbursement Of Expenses Incurred From
            Candidate Nomination
       J    Investment Company Proxies
       K    International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.


NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.


I.   BOARD OF DIRECTORS AND EXECUTIVES


A.   ELECTION OF DIRECTORS

Routine: AM Policy is to vote "for" the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.


Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services ("ISS") subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM's Proxy Voting Policies and Procedures.


Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management's nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.


B.   CLASSIFIED BOARDS OF DIRECTORS

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.


Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.


C.   BOARD AND COMMITTEE INDEPENDENCE

AM policy is to vote:


1. "For" proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.


2. "For" proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.


3. "Against" shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.


4. "For" separation of the Chairman and CEO positions.


5. "Against" proposals that require a company to appoint a Chairman who is an independent director.


Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).


Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.


D.   LIABILITY AND INDEMNIFICATION OF DIRECTORS

AM policy is to vote "for" management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.


Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.


E.   QUALIFICATIONS OF DIRECTORS

AM policy is to follow management's recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.


Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.


F.   REMOVAL OF DIRECTORS AND FILLING OF VACANCIES

AM policy is to vote "against" proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.


Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.


Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.


G.   PROPOSALS TO FIX THE SIZE OF THE BOARD

AM policy is to vote:


1. "For" proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.


2. "Against" proposals allowing management to fix the size of the board without shareholder approval.


Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.


H.   PROPOSALS TO RESTRICT CHIEF EXECUTIVE OFFICER'S SERVICE ON MULTIPLE BOARDS


AM policy is to vote "For" proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


I. PROPOSALS TO RESTRICT SUPERVISORY BOARD MEMBERS SERVICE ON MULTIPLE BOARDS (FOR FFT SECURITIES)

AM policy is to vote "for" proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.


Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.


Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.


Supervisory Board Member must have sufficient time to ensure that shareholders' interests are represented adequately.


Note: A director's service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.


J.   PROPOSALS TO ESTABLISH AUDIT COMMITTEES (FOR FFT AND U.S. SECURITIES)

AM policy is to vote "for" proposals that require the establishment of audit committees.


Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.


II.  CAPITAL STRUCTURE


A.   AUTHORIZATION OF ADDITIONAL SHARES (FOR U.S. SECURITIES)

AM policy is to vote "for" proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).


Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.


B.   AUTHORIZATION OF "BLANK CHECK" PREFERRED STOCK (FOR U.S. SECURITIES)

AM policy is to vote:


1. "Against" proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.


2. "For" proposals mandating shareholder approval of blank check stock placement.


Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.   STOCK SPLITS/REVERSE STOCK SPLITS

AM policy is to vote "for" stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast "for" a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)


Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.


D.   DUAL CLASS/SUPERVOTING STOCK

AM policy is to vote "against" proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.


Rationale: The "one share, one vote" principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.


E.   LARGE BLOCK ISSUANCE (FOR U.S. SECURITIES)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Additionally, AM supports proposals requiring shareholder approval of large block issuances.


Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.


F.   RECAPITALIZATION INTO A SINGLE CLASS OF STOCK

AM policy is to vote "for" recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.


Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.


G.   SHARE REPURCHASES

AM policy is to vote "for" share repurchase plans provided all shareholders are able to participate on equal terms.


Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.


H.   REDUCTIONS IN PAR VALUE

AM policy is to vote "for" proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)


Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.


III. CORPORATE GOVERNANCE ISSUES


A.   CONFIDENTIAL VOTING

AM policy is to vote "for" proposals to provide for confidential voting and independent tabulation of voting results and to vote "against" proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.


B.   CUMULATIVE VOTING (FOR U.S. SECURITIES)

AM policy is to vote "against" shareholder proposals requesting cumulative voting and "for" management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast "against" cumulative voting and "for" proposals to eliminate it if:


a) The company has a five year return on investment greater than the relevant industry index,


b) All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and


c) No shareholder (or voting block) beneficially owns 15% or more of the company.


Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.


Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.


C.   SUPERMAJORITY VOTING REQUIREMENTS

AM policy is to vote "against" management proposals to require a supermajority vote to amend the charter or bylaws and to vote "for" shareholder proposals to modify or rescind existing supermajority requirements.


* Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.


Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.


D.   SHAREHOLDER RIGHT TO VOTE

AM policy is to vote "against" proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote "for" proposals that remove such restrictions.


Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.


IV.  COMPENSATION

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board's award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank's criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.   ESTABLISHMENT OF A REMUNERATION COMMITTEE (FOR FFT SECURITIES)

AM policy is to vote "for" proposals that require the establishment of a remuneration committee.


Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.


The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.


B.   EXECUTIVE AND DIRECTOR STOCK OPTION PLANS

AM policy is to vote "for" stock option plans that meet the following criteria:



(1) The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)


(2) The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.


(3) The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.


(4)   The plan does not grant options on super-voting stock.


AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and
b) only certain high-level executives are subject to receive the performance based options.


AM will support proposals to eliminate the payment of outside director pensions.


Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.


C.   EMPLOYEE STOCK OPTION/PURCHASE PLANS

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.


AM policy is to vote "for" employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.


Rationale: ESOPs and ESPP's encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.   GOLDEN PARACHUTES

AM policy is to vote "for" proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote "against" more restrictive shareholder proposals to limit golden parachutes.


Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.


E.   PROPOSALS TO LIMIT BENEFITS OR EXECUTIVE COMPENSATION

AM policy is to vote "against"


1. Proposals to limit benefits, pensions or compensation and


2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission
   (SEC) regulations.


Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.


F.   OPTION EXPENSING

AM policy is to support proposals requesting companies to expense stock options.


Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as "no cost" compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.


G.   MANAGEMENT BOARD ELECTION AND MOTION (FOR FFT SECURITIES)

AM policy is to vote "against":


o the election of board members with positions on either remuneration or audit committees;


o the election of supervisory board members with too many supervisory board mandates;


o  "automatic" election of former board members into the supervisory board.


Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.


Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.


H.   REMUNERATION (VARIABLE PAY): (FOR FFT SECURITIES)


EXECUTIVE REMUNERATION FOR MANAGEMENT BOARD

AM policy is to vote "for" remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.


Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.


Interests should generally also be correctly aligned when management own shares in the company - even more so if these shares represent a substantial portion of their own wealth.


Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.


EXECUTIVE REMUNERATION FOR SUPERVISORY BOARD

AM policy is to vote "for" remuneration for Supervisory Board that is at least 50% in fixed form.


Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.


I.   LONG-TERM INCENTIVE PLANS (FOR FFT SECURITIES)

AM policy is to vote "for" long-term incentive plans for members of a management board that reward for above average company performance.


Rationale: Incentive plans will normally be supported if they:


o directly align the interests of members of management boards with those of shareholders;


o establish challenging performance criteria to reward only above average performance;


o measure performance by total shareholder return in relation to the market or a range of comparable companies;


o are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;


o  do not allow a repricing of the exercise price in stock option plans.


J.   SHAREHOLDER PROPOSALS CONCERNING "PAY FOR SUPERIOR PERFORMANCE"

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM's Proxy Policies and Procedures.


Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS's applying this calculation and will vote according to their recommendation.


K.   EXECUTIVE COMPENSATION ADVISORY

AM policy is to follow management's recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company's named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management's compensation.


V.   ANTI-TAKEOVER RELATED ISSUES


A.   SHAREHOLDER RIGHTS PLANS ("POISON PILLS")

AM policy is to vote "for" proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote "against" the adoption of poison pills if they are submitted for shareholder ratification.


Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.


B.   REINCORPORATION

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder's interests and a vote cast "against."


Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.


C.   FAIR-PRICE PROPOSALS

AM policy is to vote "for" management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.


A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.


Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.


D.   EXEMPTION FROM STATE TAKEOVER LAWS

AM policy is to vote "for" shareholder proposals to opt out of state takeover laws and to vote "against" management proposals requesting to opt out of state takeover laws.


Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.


E.NON-FINANCIAL EFFECTS OF TAKEOVER BIDS

Policy is to vote "against" shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.


Rationale: Non-financial effects may often be subjective and are secondary to AM's stated purpose of acting in its client's best economic interest.

VI.  MERGERS & ACQUISITIONS

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM's Policies and Procedures.


VII. SOCIAL, ENVIRONMENTAL & POLITICAL ISSUES

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions - particularly if the financial performance of the company could be impacted.


With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote "against" these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders' interests. AM's policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders' economic interests.


Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM's policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.


A.   LABOR & HUMAN RIGHTS

AM policy is to vote "against" adopting global codes of conduct or workplace standards exceeding those mandated by law.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies


B.   DIVERSITY & EQUALITY

1. AM policy is to vote "against" shareholder proposals to force equal employment opportunity, affirmative action or board diversity.


Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.


2. AM policy is also to vote "against" proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.


Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.


C.   HEALTH & SAFETY

1. AM policy is to vote "against" adopting a pharmaceutical price restraint policy or reporting pricing policy changes.


Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company's competitive position in the marketplace.

2. AM policy is to vote "against" shareholder proposals to control the use or labeling of and reporting on genetically engineered products.


Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.


D.   GOVERNMENT/MILITARY

1. AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.


Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.


2. AM policy is to vote "against" shareholder proposals regarding political contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



3. AM policy is to vote "against" shareholder proposals regarding charitable contributions and donations.


Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.



E.   TOBACCO

1. AM policy is to vote "against" shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as "against" requesting companies to report on the intentional manipulation of nicotine content.


Rationale: Where a tobacco company's actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.


2. Shareholder requests to spin-off or restructure tobacco businesses will be opposed.


Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.


VIII. ENVIRONMENTAL ISSUES

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).


Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.


IX.  MISCELLANEOUS ITEMS


A.   RATIFICATION OF AUDITORS

AM policy is to vote "for" a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management's nomination is warranted.


B.   LIMITATION OF NON-AUDIT SERVICES PROVIDED BY INDEPENDENT AUDITOR

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.


Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.


C.   AUDIT FIRM ROTATION

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.


Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.


D. Transaction of Other Business


AM policy is to vote against "transaction of other business" proposals.


Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.


E.   MOTIONS TO ADJOURN THE MEETING

AM Policy is to vote against proposals to adjourn the meeting.


Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.


F.   BUNDLED PROPOSALS

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.


Rationale: Shareholders should not be forced to "take the good with the bad" in cases where the proposals could reasonably have been submitted separately.


G.   CHANGE OF COMPANY NAME

AM policy is to support management on proposals to change the company name.


Rationale: This is generally considered a business decision for a company.

H.   PROPOSALS RELATED TO THE ANNUAL MEETING

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)


Rationale: These are considered routine administrative proposals.


I.   REIMBURSEMENT OF EXPENSES INCURRED FROM CANDIDATE NOMINATION

AM policy is to follow management's recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation's board of directors.


Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.


J.   INVESTMENT COMPANY PROXIES

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.


Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote "for" staggered boards of closed-end investment companies, although AM generally votes "against" staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.


Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.


Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund's best interest.


K.   INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

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 IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.
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                                     II-164
insert

                            PART C. OTHER INFORMATION

Item 28.          Exhibits
--------          --------

                  (a)      (1)       Amended and Restated Declaration of Trust dated June 2, 2008; (19)

                           (2)       Amended and Restated Designation of Series and Classes of Shares of Beneficial
                                     Interest dated July 16, 2008;(24)

                           (3)       Amended and Restated Establishment and Designation of Series and Classes of
                                     Shares of Beneficial Interest dated January 22, 2009;(24)

                           (4)       Amended and Restated Establishment and Designation of Series and Classes of
                                     Shares of Beneficial Interest dated April 30, 2009; (26)

                  (b)                By-Laws of DWS Advisor Funds, dated as of April 1, 2008; (20)

                  (c)                Incorporated by reference to Exhibit (a)(1) above;

                  (d)      (1)       Amended and Restated Investment Management Agreement dated July 3, 2006 and revised as of March 22, 2007 and October 1, 2008, between the Registrant and
                                     Deutsche Investment Management Americas Inc. on behalf of Tax Free Money Fund
                                     Investment, NY Tax Free Money Fund, DWS Mid Cap Growth Fund, DWS Small Cap Growth
                                     Fund, DWS Short Duration Plus Fund, DWS Core Fixed Income Fund, DWS High Income
                                     Plus Fund, DWS International Select Equity Fund (now known as DWS Diversified
                                     International Equity Fund), DWS Lifecycle Long Range Fund,  DWS RREEF Real Estate
                                     Securities Fund, DWS RREEF Global Real Estate Securities Fund, DWS Short-Term
                                     Municipal Bond Fund and DWS Short Duration Fund; (21)

                           (2)       Sub-advisory Agreement between Deutsche Investment Management Americas Inc., in regards to DWS RREEF Global Real Estate Securities Fund, and RREEF America
                                     L.L.C., dated July 3, 2006; (15)

                           (3)       Sub-Subadvisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Asset Management (Hong Kong),
                                     Limited, dated July 3, 2006; (15)

                           (4)       Sub-Subadvisory Agreement between RREEF America L.L.C., in regards to DWS RREEF
                                     Global Real Estate Securities Fund, and Deutsche Investments Australia Limited,
                                     dated July 3, 2006; (15)

                           (5)       Sub-advisory Agreement between Deutsche Asset Management, Inc., in regards to DWS
                                     RREEF Real Estate Securities Fund, and RREEF America L.L.C.; (15)

                           (6)       Sub-advisory Agreement between Deutsche Investment Management Americas Inc., in regards to DWS Lifecycle Long Range Fund, and Aberdeen Asset Management Inc.,
                                     dated December 2, 2005 as revised January 1, 2007; (16)

                           (7)       Sub-Sub-Subadvisory Agreement between Deutsche Asset Management International
                                     GmbH, in regards to DWS RREEF Global Real Estate Securities Fund, and RREEF
                                     Global Advisers Limited, dated June 27, 2006; (15)

                  (e)                Master Distribution Agreement between the Registrant and DWS Investments
                                     Distributors, Inc., dated January 13, 2010; (29)

                                       3

                  (f)                Not applicable.

                  (g)      (1)       Master Custodian Agreement between the Registrant and State Street Bank and Trust
                                     Company dated November 17, 2008; (22)

                           (2)       Master Custodian Agreement between the Registrant and Brown Brothers Harriman &
                                     Co., dated October 17, 2008; (22)

                           (3)       Amendment, dated February 17, 2009, to Amended and Restated Master Custodian
                                     Agreement between the Registrant and Brown Brothers Harriman & Co.; (26)

                           (4)       Amendment to Amended and Restated Master Custodian Agreement between the
                                     Registrant, on behalf of DWS Diversified International Equity Fund, and Brown
                                     Brothers Harriman & Co.; (27)

                  (h)      (1)       Amended and Restated Administrative Services Agreement between the Registrant and
                                     Deutsche Investment Management Americas Inc. dated as of October 1, 2008;(23)

                           (2)       Agency Agreement between Scudder Investments Service Company and DST Systems,
                                     Inc., dated January 15, 2003;(1)

                           (3)       Transfer Agency and Services Agreement, dated June 1, 2006, between the
                                     Registrant and DWS Scudder Investments Service Company; (12)

                           (4)       Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees
                                     dated October 8, 2004;(5)

                           (5)       Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS
                                     Investments Distributors, Inc. and certain financial intermediaries is filed herein;

                           (6)       Transfer Agency Fee Schedule dated October 1, 2006; (15)

                           (7)       Form of Expense Limitation Agreement, dated October 1, 2007, between the
                                     Registrant and Deutsche Investment Management Americas Inc. is filed herein;

                           (8)       Shareholder Services Plan, dated June 1, 2006, on behalf of NY Tax Free Money
                                     Fund, July 1, 2006 on behalf of Tax Free Money Fund Investment and July 7, 2006 on behalf of DWS Lifecycle Long Range Fund; (27)

                  (i)      (1)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Scudder
                                     PreservationPlus Fund (now known as DWS Short Duration Plus Fund) - Classes A, C and Investment, Scudder Mid Cap Fund (now known as DWS Mid Cap Growth Fund) -
                                     Classes A, B, C, R, Institutional and Investment;(2)

                           (2)       Opinion and Consent of Bingham McCutchen LLP relating to Scudder PreservationPlus
                                     Fund - Classes A, C and Investment, Scudder Mid Cap Fund - Classes A, B, C, R,
                                     Institutional and Investment; (2)

                           (3)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Cash Management
                                     Fund Investment, Treasury Money Fund Investment, Tax Free Money Fund Investment,
                                     N.Y. Tax Free Money Fund;(3)

                                       4

                           (4)       Opinion and Consent of Willkie Farr & Gallagher LLP relating to Scudder Small Cap
                                     Growth Fund (now known as DWS Small Cap Growth Fund) - Class S and AARP shares;(4)

                           (5)       Opinion and Consent of Bingham McCutchen LLP relating to Scudder Small Cap Growth
                                     Fund (now known as DWS Small Cap Growth Fund) - Class S and AARP shares;(4)

                           (6)       Opinion and Consent of Willkie Farr & Gallagher relating to DWS Lifecycle Long
                                     Range Fund, Classes Investment and Institutional;(7)

                           (7)       Opinion and Consent of Bingham McCutchen LLP relating to DWS Lifecycle Long Range
                                     Fund, Classes Investment and Institutional;(7)

                           (8)       Opinion and Consent of Willkie Farr & Gallagher relating to DWS RREEF Global Real
                                     Estate Securities Fund, Classes A, C, Institutional and S;(8)

                           (9)       Opinion and Consent of Bingham McCutcheon LLP relating to DWS RREEF Global Real
                                     Estate Securities Fund, Classes A, C, Institutional and S; (8)

                           (10)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Core Fixed
                                     Income Fund - Classes A, B, C, R, S, Institutional and Investment, DWS High
                                     Income Plus Fund - Classes A, B, C, S, AARP, Premier, Institutional and
                                     Investment, DWS Micro Cap Fund - Classes A, B, C, S, Institutional and
                                     Investment, DWS Short-Term Municipal Bond Fund - Classes A, B, C, S,
                                     Institutional and Investment, DWS International Select Equity Fund (now known as
                                     DWS Diversified International Equity Fund) - Classes A, B, C, R, S, Premier,
                                     Institutional and Investment, DWS RREEF Real Estate Securities Fund - Classes A,
                                     B, C, R, S and Institutional;(9)

                           (11)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Core Fixed Income
                                     Fund - Classes A, B, C, R, S, Institutional and Investment, DWS High Income Plus
                                     Fund - Classes A, B, C, S, AARP, Premier, Institutional and Investment, DWS Micro
                                     Cap Fund - Classes A, B, C, S, Institutional and Investment, DWS Short-Term
                                     Municipal Bond Fund - Classes A, B, C, S, Institutional and Investment, DWS
                                     International Select Equity Fund (now known as DWS Diversified International
                                     Equity Fund) - Classes A, B, C, R, S, Premier, Institutional and Investment and
                                     DWS RREEF Real Estate Securities Fund - Classes A, B, C, R, S and
                                     Institutional;(9)

                           (12)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to NY Tax Free Money
                                     Fund, Tax-Exempt New York Money Market Fund shares; (10)

                           (13)      Opinion and Consent of Bingham McCutchen LLP relating to NY Tax Free Money Fund,
                                     Tax-Exempt New York Money Market Fund shares; (10)

                           (14)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Fund; (11)

                           (15)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Fund;
                                     (11)

                           (16)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Plus Fund - Class B shares; (13)

                                       5

                           (17)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Plus
                                     Fund - Class B shares; (13)

                           (18)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to DWS Short
                                     Duration Plus Fund - Institutional Class shares; (20)

                           (19)      Opinion and Consent of Bingham McCutchen LLP relating to DWS Short Duration Plus
                                     Fund - Institutional Class shares; (20)

                           (20)      Opinion and Consent of Willkie Farr & Gallagher LLP relating to Tax Free Money
                                     Fund Investment - Institutional Shares; (21)

                           (21)      Opinion and Consent of Bingham McCutchen LLP relating to Tax Free Money Fund
                                     Investment- Institutional Class shares. (21)

                  (j)                Consent of Independent Registered Public Accounting Firm is filed herein;

                  (k)                Not applicable;

                  (1)                Not applicable;

                  (m)      (1)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Class A shares, dated June 27,
                                     2006;(12)

                           (2)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Class B shares, dated June 1,
                                     2006;(12)

                           (3)       Rule 12b-1 Plan for DWS Mid Cap Growth Fund - Class C shares, dated June 1,
                                     2006;(12)

                           (4)       Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class A shares, dated June 27,
                                     2006;(12)

                           (5)       Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class C shares, dated June 27,
                                     2006;(12)

                           (6)       Rule 12b-1 Plan for DWS Small Cap Growth Fund - Class A shares, dated June 27,
                                     2006;(12)

                           (7)       Rule 12b-1 Plan for DWS Small Cap Growth Fund - Class B shares, dated July 1,
                                     2006;(12)

                           (8)       Rule 12b-1 Plan for DWS Small Cap Growth Fund - Class C shares, dated July 1,
                                     2006;(12)

                           (9)       Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund - Class A
                                     shares, dated July 5, 2006;(15)

                           (10)      Rule 12b-1 Plan for DWS RREEF Global Real Estate Securities Fund - Class C
                                     shares, dated July 5, 2006;(15)

                           (11)      Rule 12b-1 Plan for DWS Short Duration Plus Fund - Class B shares, dated
                                     April 23, 2006;(15)

                           (12)      Rule 12b-1 Plan for DWS Diversified International Equity Fund - Class B, dated
                                     August 1, 2006;(14)

                                       6

                           (13)      Rule 12b-1 Plan for DWS Diversified International Equity Fund - Class A, dated
                                     June 27, 2006;(14)

                           (14)      Rule 12b-1 Plan for DWS Short-Term Municipal Bond Fund - Class A, dated June 27,
                                     2006;(17)

                           (15)      Rule 12b-1 Plan for DWS Short-Term Municipal Bond Fund - Class B, dated July 7,
                                     2006;(17)

                           (16)      Rule 12b-1 Plan for DWS Core Fixed Income Fund - Class A, dated June 27,
                                     2006;(17)

                           (17)      Rule 12b-1 Plan for DWS Core Fixed Income Fund - Class B, dated July 7, 2006;(17)

                           (18)      Rule 12b-1 Plan for DWS Core Fixed Income Fund - Class C, dated July 7, 2006;(17)

                           (19)      Rule 12b-1 Plan for DWS High Income Plus Fund - Class A, dated June 27, 2006;(17)

                           (20)      Rule 12b-1 Plan for DWS High Income Plus Fund - Class B, dated July 7, 2006;(17)

                           (21)      Rule 12b-1 Plan for DWS High Income Plus Fund - Class C, dated July 7, 2006;(17)

                           (22)      Rule 12b-1 Plan for DWS Short Duration Fund - Class A, dated June 27, 2006;(17)

                           (23)      Rule 12b-1 Plan for DWS Short Duration Fund - Class B, dated July 7, 2006;(17)

                           (24)      Rule 12b-1 Plan for DWS Short Duration Fund - Class C, dated July 7, 2006;(17)

                           (25)      Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund - Class A, dated
                                     September 30, 2005; (27)

                           (26)      Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund - Class B, dated
                                     September 30, 2005; (27)

                           (27)      Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund - Class C, dated
                                     September 30, 2005; (27)

                           (28)      Rule 12b-1 Plan for DWS RREEF Real Estate Securities Fund - Class R, dated
                                     September 30, 2005; (27)

                           (29)      Rule 12b-1 Plan for NY Tax Free Money Fund - Tax-Exempt New York Money Market
                                     Fund Class, dated March 22, 2007; (27)

                  (n)                Amended and Restated Multi-Distribution System Plan, dated March 11, 2009, with respect to DWS Advisor Funds, pursuant to Rule 18f-3; (25)

                  (p)      (1)       Code of Ethics for Deutsche Asset Management -- U.S., dated January 22, 2010; (28)

                           (2)       Consolidated Fund Code of Ethics dated March 14, 2006; (6)

                                       7

                           (3)       Code of Ethics for Deutsche Asset Management (Asia) Limited and Deutsche Asset
                                     Management (Hong Kong) Limited, dated December 3, 2007; (16)

                           (4)       Global Code of Ethics for Deutsche Asset Management effective December 3, 2007;
                                     (18)
--------------------

(1)      Incorporated by reference to Post-Effective Amendment No. 100 to Registrant's Registration Statement as filed with the
         Commission on April 30, 2003.

(2)      Incorporated by reference to Post-Effective Amendment No. 105 to Registrant's Registration Statement as filed with the
         Commission on January 30, 2004.

(3)      Incorporated by reference to Post-Effective Amendment No. 107 to Registrant's Registration Statement as filed with the
         Commission on April 29, 2004.

(4)      Incorporated by reference to Post-Effective Amendment No. 113 to Registrant's Registration Statement as filed with the
         Commission on August 31, 2004.

(5)      Incorporated by reference to Post-Effective Amendment No. 114 to Registrant's Registration Statement as filed with the
         Commission on December 3, 2004.

(6)      Incorporated by reference to Post-Effective Amendment No. 133 to Registrant's Registration Statement as filed with the
         Commission on April 28, 2006.

(7)      Incorporated by reference to Post-Effective Amendment No. 138 to Registrant's Registration Statement as filed with the
         Commission on June 13, 2006.

(8)      Incorporated by reference to Post-Effective Amendment No. 141 to Registrant's Registration Statement as filed with the
         Commission on June 30, 2006.

(9)      Incorporated by reference to Post-Effective Amendment No. 142 to Registrant's Registration Statement as filed with the
         Commission on June 30, 2006.

(10)     Incorporated by reference to Post-Effective Amendment No. 145 to Registrant's Registration Statement as filed with the
         Commission on August 14, 2006.

(11)     Incorporated by reference to Post-Effective Amendment No. 146 to Registrant's Registration Statement as filed with the
         Commission on August 18, 2006.

(12)     Incorporated by reference to Post-Effective Amendment No. 149 to Registrant's Registration Statement as filed with the
         Commission on January 26, 2007.

(13)     Incorporated by reference to Post-Effective Amendment No. 150 to Registrant's Registration Statement as filed with the
         Commission on February 20, 2007.

(14)     Incorporated by reference to Post-Effective Amendment No. 151 to Registrant's Registration Statement as filed with the
         Commission on February 28, 2007.

(15)     Incorporated by reference to Post-Effective Amendment No. 153 to Registrant's Registration Statement as filed with the
         Commission on April 30, 2007.

(16)     Incorporated by reference to Post-Effective Amendment No. 156 to Registrant's Registration Statement as filed with the
         Commission on January 28, 2008.

                                       8

(17)     Incorporated by reference to Post-Effective Amendment No. 157 to Registrant's Registration Statement as filed with the
         Commission on February 28, 2008.

(18)     Incorporated by reference to Post-Effective Amendment No. 159 to Registrant's Registration Statement as filed with the
         Commission on April 29, 2008.

(19)     Incorporated by reference to Post-Effective Amendment No. 160 to Registrant's Registration Statement as filed with the
         Commission on July 29, 2008.

(20)     Incorporated by reference to Post-Effective Amendment No. 161 to Registrant's Registration Statement as filed with the
         Commission on August 22, 2008.

(21)     Incorporated by reference to Post-Effective Amendment No. 163 to Registrant's Registration Statement as filed with the
         Commission on November 11, 2008.

(22)     Incorporated by reference to Post-Effective Amendment No. 164 to Registrant's Registration Statement as filed with the
         Commission on December 31, 2008.

(23)     Incorporated by reference to Post-Effective Amendment No. 165 to Registrant's Registration Statement as filed with the
         Commission on January 28, 2009.

(24)     Incorporated by reference to Post-Effective Amendment No. 165 to Registrant's Registration Statement as filed with the
         Commission on January 28, 2009.

(25)     Incorporated by reference to Post-Effective Amendment No. 169 to Registrant's Registration Statement as filed with the
         Commission on April 30, 2009.

(26)     Incorporated by reference to Post-Effective Amendment No. 170 to Registrant's Registration Statement as filed with the
         Commission on July 29, 2009.

(27)     Incorporated by reference to Post-Effective Amendment No. 171 to Registrant's Registration Statement as filed with the
         Commission on December 3, 2009.

(28)     Incorporated by reference to Post-Effective Amendment No. 173 to Registrant's Registration Statement as filed with the
         Commission on January 29, 2010.

(29)     Incorporated by reference to Post-Effective Amendment No. 174 to Registrant's Registration Statement as filed with the
         Commission on February 26, 2010.

Item 29.          Persons Controlled by or Under Common Control with Registrant
--------          -------------------------------------------------------------

              Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statements of Additional Information contained in Part B of this Registration Statement.

Item 30.          Indemnification
--------          ---------------

              Article IV of the Registrant's Amended and Restated Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Amended and Restated Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

              The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

              On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

              Deutsche Investment Management Americas Inc. (hereafter, "DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

              In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, "Covered Matters"), including without limitation:

                  1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

                  2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

                  3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

                  4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DIMA will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DIMA and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

                  5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

              DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee's duties as a Trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to DIMA.

Item 31.          Business and Other Connections of Investment Advisor
--------          ----------------------------------------------------

                  During the last two fiscal years, no director or officer of Deutsche Investment Management Americas Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 32.          Principal Underwriters
--------          ----------------------

                  (a)

                  DWS Investments Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies and other funds managed by Deutsche Investment Management Americas Inc.

                  (b)

                  Information on the officers and directors of DWS Investments Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                      (1)                             (2)                                  (3)
                DWS Investments
               Distributors, Inc.
               Name and Principal              Positions and Offices with               Positions and
                Business Address           DWS Investments Distributors, Inc.      Offices with Registrant
                ----------------           ----------------------------------      -----------------------

         Michael J. Woods               Director, Chairman of the Board, CEO and  None
         345 Park Avenue                President
         New York, NY 10154

         Michael Colon                  Director and Chief Operating Officer      None
         345 Park Avenue
         New York, NY 10154

         Robert Kendall                 Director                                  None
         222 South Riverside Plaza
         Chicago, IL 60606

         Cliff Goldstein                Chief Financial Officer and Treasurer     None
         100 Plaza One
         Jersey City, NJ 07311

         Paul Schubert                  Vice President                            Chief Financial Officer
         345 Park Avenue                                                          and Treasurer
         New York, NY 10154

         Donna White                    Chief Compliance Officer                  None
         280 Park Avenue
         New York, NY 10017

         Caroline Pearson               Secretary                                 Assistant Secretary and Chief Legal Officer
         One Beacon Street
         Boston, MA 02108

         Philip J. Collora              Assistant Secretary                       None
         222 South Riverside Plaza
         Chicago, IL 60606

         Patricia DeFilippis            Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017

         Anjie LaRocca                  Assistant Secretary                       None
         280 Park Avenue
         New York, NY 10017


         (c)      Not applicable



Item 33.          Location of Accounts and Records
--------          --------------------------------

DWS Advisor Funds                                 345 Park Avenue
(Registrant)                                      New York, NY  10154

Deutsche Investment Management Americas Inc.      345 Park Avenue
(Investment Advisor)                              New York, NY 10154

Deutsche Investment Management Americas Inc.      345 Park Avenue
(Administrator)                                   New York, NY 10154

                                                  One Beacon Street
                                                  Boston, MA 02108

DWS Investments Service Company                   222 South Riverside Plaza
(Transfer Agent)                                  Chicago, IL 60606

DWS Investments Distributors, Inc.                222 South Riverside Plaza
(Distributor)                                     Chicago, IL 60606

State Street Bank and Trust Company               Lafayette Corporate Center
(Custodian)                                       2 Avenue De Lafayette
                                                  Boston, MA 02111

Brown Brothers Harriman                           40 Water Street
(Custodian)                                       Boston, MA 02110

DST Systems, Inc.                                 333 West 11th Street
(Sub-Transfer Agent and                           Kansas City, MO 64105
Sub-Dividend Distribution Agent)

Item 34.          Management Services
--------          -------------------

                  Not applicable

Item 35.          Undertakings
--------          ------------
                  Not applicable

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 7th day of April 2010.

                                             DWS ADVISOR FUNDS

                                              By:  /s/Michael G. Clark
                                                   ---------------------
                                                   Michael G. Clark*

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Michael G. Clark
 -------------------------------------
 Michael G. Clark*                          President                                    April 7, 2010

 /s/Paul H. Schubert
 -------------------------------------
 Paul H. Schubert                           Chief Financial Officer and Treasurer        April 7, 2010

 /s/John W. Ballantine
 -------------------------------------
 John W. Ballantine*                        Trustee                                      April 7, 2010

 /s/Henry P. Becton, Jr.
 -------------------------------------
 Henry P. Becton, Jr.*                      Trustee                                      April 7, 2010

 /s/Dawn-Marie Driscoll
 -------------------------------------
 Dawn-Marie Driscoll*                       Trustee                                      April 7, 2010

 /s/Keith R. Fox
 -------------------------------------
 Keith R. Fox*                              Trustee                                      April 7, 2010

 /s/Paul K. Freeman
 -------------------------------------
 Paul K. Freeman*                           Chairperson and Trustee                      April 7, 2010

 /s/Kenneth C. Froewiss
 -------------------------------------
 Kenneth C. Froewiss*                       Trustee                                      April 7, 2010

 /s/Richard J. Herring
 -------------------------------------
 Richard J. Herring*                        Trustee                                      April 7, 2010

 /s/William McClayton
 -------------------------------------
 William McClayton*                         Trustee                                      April 7, 2010

 /s/Rebecca W. Rimel
 -------------------------------------
 Rebecca W. Rimel*                          Trustee                                      April 7, 2010

 /s/William N. Searcy, Jr.
 -------------------------------------
 William N. Searcy, Jr.*                    Trustee                                      April 7, 2010





 SIGNATURE                                  TITLE                                        DATE
 ---------                                  -----                                        ----

 /s/Jean Gleason Stromberg
 -------------------------------------
 Jean Gleason Stromberg*                    Trustee                                      April 7, 2010

 /s/Robert H. Wadsworth
 -------------------------------------
 Robert H. Wadsworth*                       Trustee                                      April 7, 2010

*By:
         /s/Caroline Pearson
         ------------------------------
         Caroline Pearson **
         Assistant Secretary

** Attorney-in-fact pursuant to the powers of attorney as contained in and incorporated by reference to Post Effective Amendment No. 159 to the Registration Statement, as filed on April 29, 2008; and Post-Effective Amendment No. 163 to the Registration Statement, as filed on November 10, 2008.

                                                     1933 Act File No. 33-07404
                                                    1940 Act File No. 811-04760




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    EXHIBITS

                                       TO

                                    FORM N-1A


                        POST-EFFECTIVE AMENDMENT NO. 176
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 176
                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                                DWS ADVISOR FUNDS

                                DWS ADVISOR FUNDS

                                  EXHIBIT INDEX

                                     (h)(5)
                                     (h)(7)
                                       (j)